UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05514

                                         Wilmington Funds

(Exact name of registrant as specified in charter)

Wilmington Funds Management Corporation

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

(Address of principal executive offices) (Zip code)

John McDonnell

Wilmington Funds Management Corporation

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

(Name and address of agent for service)

Registrant’s telephone number, including area code: 302-651-8409

Date of fiscal year end: April 30

Date of reporting period: April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

April 30, 2023 PRESIDENT’S MESSAGE AND Annual Report WILMINGTON FUNDS Equity Funds Wilmington Enhanced Dividend Income Strategy Fund Wilmington Large-Cap Strategy Fund

Wilmington Enhanced Dividend Income Strategy Fund (“Enhanced Dividend Income Strategy Fund”)

Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)

[This Page Intentionally Left Blank]

i

PRESIDENT’S MESSAGE (unaudited)

Esteemed Shareholder:

I am pleased to present the Annual Report of the Enhanced Dividend Income Strategy Fund and Large-Cap Strategy Fund (the “Funds”), covering the annual fiscal period of May 1, 2022, through April 30, 2023. Inside you will find a comprehensive review of the Funds’ holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Funds’ investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Funds’ annual fiscal period.

The economy

The fiscal year included significant volatility, headlined by peak inflation and rapid changes to the financial landscape as the Federal Reserve (the “Fed”) remained steadfast in raising interest rates. In June 2022, U.S. Consumer Price Index (“CPI”) inflation posted a new 40-year high of 9.1% year-over-year, raising recession probabilities substantially. The Fed reacted by raising interest rates by 75 basis points1 for three consecutive meetings (the largest such moves in 30 years). The Fed continued to raise interest rates by another 100 basis points during the year bringing the upper bound of the Fed funds rate to 5.0%. As expected, inflation moderated throughout the year, falling to 5.0% year-over-year in April 2023, helped by easing goods prices and resolution of Covid-related supply chain issues. The U.S. labor force continued to grow, and the participation rate returned to its highest level since the onset of the pandemic. For most of the year, the labor market remained very tight by historical standards, with the unemployment rate edging down during the year to 3.5% (at one point touching a five-decade low of 3.4%). Near the end of the period, wage pressures showed signs of receding as hiring slowed and the labor market started to loosen—an encouraging sign for inflation and the Fed.

Tighter monetary policy was not restricted to the U.S. economy. Central banks across the globe were busy during the year, including the Bank of England (BoE) and the European Central Bank (ECB), as inflation remained elevated well above central bank targets. The war in Ukraine intensified after the Nord Stream Pipeline was sabotaged forcing European countries to scramble to fill oil and natural gas reserves before winter. Before the war, Russia supplied 40% of all gas consumed in Europe with a third of that coming from the Nord Stream pipeline. In China, economic data for much of the year remained weak due to stringent “zero-Covid” policies enacted by President Xi Jinping and the Chinese government. In December 2022, the Chinese government dropped its zero-Covid policy, sending Covid-19 infections soaring in its most densely populated cities. However, economic activity in China began to recover in the latter part of the fiscal year, evidenced by composite Purchasing Managers Index (PMI) returning to expansionary territory (54.4) after spending four months in contractionary territory.

Perhaps the biggest story of the year began unfolding on March 9th when a classic bank run took hold of Silicon Valley Bank (SVB), the 16th largest U.S. bank at the time. Shares of SVB plummeted over 60%, with pressure spilling over into the rest of the financial sector. A day later, SVB collapsed into FDIC receivership, sending shockwaves throughout financial markets. Shortly after the collapse of SVB, New York state regulators closed Signature Bank (SBNY) after the bank faced a “torrent of deposit outflows”. The global banking sector remained unnerved by the subsequent failures of Credit Suisse (taken over by UBS) and First Republic Bank (purchased by JP Morgan). Uncertainty regarding the regional banking sector and possible spillover from tightening financial conditions have raised the probability of a recession in the next twelve months.

Bond markets

The sharp increase in interest rates led to higher volatility in bond markets, and the MOVE index, a gauge of volatility in the Treasury market, surged to its highest level since 2008 (198.7). The rate sensitive 2-year Treasury yield ended the fiscal year 129 basis points higher (rising to 4.0%) while the 10-year yield peaked above 4.0% before settling around 3.4%. The yield curve continued to flash warnings signs with the 10y-minus-2y portion of the Treasury slope falling 80 basis points to finish at -58 basis points, and the 10y-minus-3m slope plummeting 372 basis points to end the year at -161 basis points. (All past recessions have been preceded by an inverted yield curve.) The bond market recovered from a challenging start to the year, with investment-grade tax exempt bonds finishing up 2.9%. Investment grade taxable bonds returned a more disappointing -0.4% during the period.

PRESIDENT’S MESSAGE / April 30, 2023 (unaudited)

ii

For the 12-month period May 1, 2022 to April 30, 2023, certain Bloomberg indices performed as follows:2

Bloomberg U.S. Treasury Bond Index[3]	Bloomberg U.S. Aggregate Bond Index[4]	Bloomberg U.S. Credit Bond Index[5]	Bloomberg Municipal Bond Index[6]	Bloomberg U.S. Corporate High Yield Bond Index[7]

-0.93%	-0.43%	0.72%	2.87%	1.22%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

U.S. large-cap equities started the fiscal year in decline, dropping nearly 13% through October. Large-cap equities then rallied over 17% through the remainder of the year due to several factors. In November, the mid-term elections concluded with congressional gridlock, an outcome typically preferred by financial markets. In March 2023, following the banking crisis, markets began to price in expectations of multiple rate cuts later in 2023, which also supported risky assets. Within equities, the information technology sector recovered from a challenging prior year and advanced 8.1% as investors flocked to higher quality companies and interest rates fell. (Excitement around generative AI also contributed to investor enthusiasm for technology stocks.) Growth stocks outperformed value, and small cap stocks were hit particularly hard (with the Russell 2000 down 3.7%) as the percentage of unprofitable companies in the index climbed to over 42% (above the long-term average of 28%).

In international markets, the MSCI EAFE delivered strong returns of 8.4% after countries across Europe were able to adequately stock up natural gas supplies for the winter and were supported by the reopening in China. Emerging markets fell out of favor, with the MSCI Emerging Markets declining 6.5%. China’s reopening was less robust than expected and geopolitical tensions between the U.S. and China remained elevated.

For the 12-month period May 1, 2022 to April 30, 2023, certain stock market indices performed as follows:

S&P 500® Index[8]	Russell 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]

2.66%	-3.65%	8.42%	-6.51%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Sincerely,

Eric W. Taylor, CFA

President

May 12, 2023

April 30, 2023 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.

Bloomberg U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Bloomberg Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.

Bloomberg U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.

Bloomberg Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.

The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of $152.3 million to $5 billion. The index is unmanaged and investments cannot be made directly in an index.

10.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets (Net) Index captures large and mid-cap representation across 24 Emerging Markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2023 (unaudited)

1

WILMINGTON ENHANCED DIVIDEND INCOME STRATEGY FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2023, Wilmington Enhanced Dividend Income Strategy Fund (the “Fund”) had a total return of 1.69%* for Class A shares and 2.03%* for Class I shares, versus its benchmark, the Russell 1000® Value Index**, which had a total return of 1.21%.

The Fund seeks to achieve a high level of total return consistent with a moderate level of risk, with added emphasis on providing an attractive level of current income. The Fund invests at least 80% of the value of its net assets in securities that produce dividend income. The Fund’s strategy targets a portfolio level dividend yield of two times the S&P 500 dividend yield and seeks capital appreciation over a multi-year investment horizon principally through investment in U.S. large-cap stocks, while maintaining low volatility versus the broader U.S. large-cap equity market.

Inflation was a major headwind for equity markets during the first half of the fiscal year. Inflation peaked in June at 9.1% on a year-over-year basis but remained persistently elevated. The inflation rate has started to improve as goods-based inflation has dramatically declined with supply chains and inventory normalization. However, services-related inflation, in particular shelter related costs, remain above trend and a focal point for equity markets.

The Federal Reserve (the “Fed”) continued on its path to curb inflation as the Federal Open Market Committee (FOMC) increased its target interest rate 400 basis points (from 1% to 5%) during the fiscal year. Commentary from Chairmen Powell, along with other Fed officials, has remained consistent in their commitment to using the various tools available to achieve its target 2% annual inflation rate.

Sector allocation and stock selection results were both additive to the Fund’s relative performance. The financials and consumer staples were the top relative performing sectors. Financials benefited from strong stock selection within the insurance segment while consumer staples outperformed as recession fears intensified. Conversely, health care lagged as COVID related benefits subsided throughout the fiscal year.

As we navigate the current market volatility, we’ll continue to pursue our goals for your Fund, achieve a high level of total return consistent with a moderate level of risk, with added emphasis on providing an attractive level of current income.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A shares was -3.91%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

April 30, 2023 (unaudited) / ANNUAL REPORT

2

WILMINGTON ENHANCED DIVIDEND INCOME STRATEGY FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington Enhanced Dividend Income Strategy Fund3 from April 30, 2013 to April 30, 2023 compared to the Russell 1000® Value Index.2

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $100,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -3.91%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/23

	1 Year	5 Years	10 Years

Class A^	-3.91%	4.15%	4.63%

Class I	2.03%	5.60%	5.51%

Russell 1000® Value Index[2]	1.21%	7.75%	9.13%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.73% and 0.75%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.23% and 0.50%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the Russell 1000® Value Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented indices are unmanaged.

[3]	The Fund changed its investment strategy on August 31, 2017 and on November 17, 2021. Performance for the periods shown prior to November 17, 2021 is based on prior investment strategies.

ANNUAL REPORT / April 30, 2023 (unaudited)

3

WILMINGTON LARGE-CAP STRATEGY FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2023, Wilmington Large-Cap Strategy Fund (the “Fund”) had a total return of 1.72%* for Class I Shares, versus its benchmark, the Russell 1000® Index**, which had a total return of 1.82%.

The Fund outperformed by approximately 15 basis points versus the Russell 1000 gross of fees. Over the last year, the Fund has generally had an overweight to cyclical sectors of the market with an over-weighted cyclical position emphasizing industrials, energy, and materials. The slight outperformance was attributable to an overweight to Energy throughout the year and an overweight to financials for most of the year. The underweight to real estate added to relative performance as well.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

April 30, 2023 (unaudited) / ANNUAL REPORT

4

WILMINGTON LARGE-CAP STRATEGY FUND

The graph below illustrates the hypothetical investment of $100,0001 in Class I of the Wilmington Large-Cap Strategy Fund from April 30, 2013 to April 30, 2023, compared to the Russell 1000® Index.2

                             VALUE OF A HYPOTHETICAL $100,000 INVESTMENT

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/23

	1 Year	5 Years	10 Years

Class I^	1.72%	10.88%	11.89%

Russell 1000® Index[2]	1.82%	11.07%	11.95%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.36% and 0.25%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]	Represents a hypothetical investment of $100,000 in Class I and assumes the reinvestment of all dividends and distributions.

[2]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. Please note that an investor cannot invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2023 (unaudited)

5

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022 to April 30, 2023.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2023.

	Beginning Account Value 11/01/22	Ending Account Value 4/30/23	Expenses Paid During Period(1)	Annualized Net Expense Ratio

WILMINGTON ENHANCED DIVIDEND INCOME STRATEGY FUND

Actual

Class A	$1,000.00	$1,023.20	$3.76	0.75%

Class I	$1,000.00	$1,024.80	$2.51	0.50%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,021.08	$3.76	0.75%

Class I	$1,000.00	$1,022.32	$2.51	0.50%

WILMINGTON LARGE-CAP STRATEGY FUND

Actual

Class I	$1,000.00	$1,078.50	$1.29	0.25%

Hypothetical (assuming a 5% return before expenses)

Class I	$1,000.00	$1,023.55	$1.25	0.25%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

April 30, 2023 (unaudited) / ANNUAL REPORT

6

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Enhanced Dividend Income Strategy Fund

At April 30, 2023, the Fund’s sector classifications were as follows:

	Percentage of Total Net Assets
Common Stocks

Financials	15.6%

Health Care	15.3%

Information Technology	11.4%

Industrials	11.2%

Consumer Staples	9.4%

Energy	9.0%

Utilities	6.6%

Consumer Discretionary	5.3%

Real Estate	5.1%

Communication Services	5.0%

Materials	4.4%

Cash Equivalents(1)	1.7%

Repurchase Agreements	0.0	%(2)

Other Assets and Liabilities - Net(3)	(0.0	)%(2)

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Represents less than 0.05%.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2023

Description	Number of Shares	Value

COMMON STOCKS – 98.3%

COMMUNICATION SERVICES – 5.0%

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.9%

AT&T, Inc.	31,550	$557,488

Verizon Communications, Inc.	13,300	516,439

		$1,073,927

ENTERTAINMENT – 0.0%**

Warner Bros Discovery, Inc.*	1	14

MEDIA – 2.1%

Omnicom Group, Inc.	8,275	749,467

TOTAL COMMUNICATION SERVICES		$1,823,408

CONSUMER DISCRETIONARY – 5.3%

HOTELS, RESTAURANTS & LEISURE – 3.6%

McDonald’s Corp.	1,750	517,563

Restaurant Brands International, Inc.	1	70

Starbucks Corp.	6,850	782,886

		$1,300,519

SPECIALTY RETAIL – 1.7%

Home Depot, Inc. (The)	2,025	608,594

TOTAL CONSUMER DISCRETIONARY		$1,909,113

Description	Number of Shares	Value

CONSUMER STAPLES – 9.4%

BEVERAGES – 2.2%

PepsiCo., Inc.	4,110	$784,558

HOUSEHOLD PRODUCTS – 2.8%

Procter & Gamble Co. (The)	6,450	1,008,651

PERSONAL CARE PRODUCTS – 2.3%

Unilever PLC, ADR	15,100	838,503

TOBACCO – 2.1%

Philip Morris International, Inc.	7,500	749,775

TOTAL CONSUMER STAPLES		$3,381,487

ENERGY – 9.0%

OIL, GAS & CONSUMABLE FUELS – 9.0%

Chevron Corp.	7,450	1,255,921

ConocoPhillips	4,050	416,705

Exxon Mobil Corp.	7,500	887,550

Valero Energy Corp.	5,950	682,286

TOTAL ENERGY		$3,242,462

FINANCIALS – 15.6%

BANKS – 6.9%

JPMorgan Chase & Co.	10,000	1,382,400

ANNUAL REPORT / April 30, 2023

7	PORTFOLIOS OF INVESTMENTS

Wilmington Enhanced Dividend Income Strategy Fund (continued)

Description	Number of Shares	Value

Toronto-Dominion Bank (The)	10,200	$618,426

U.S. Bancorp	14,675	503,059

		$2,503,885

CAPITAL MARKETS – 4.6%

BlackRock, Inc.	1,040	698,048

Morgan Stanley	10,700	962,679

		$1,660,727

INSURANCE – 4.1%

MetLife, Inc.	12,800	785,024

Old Republic International Corp.	26,700	674,709

		$1,459,733

TOTAL FINANCIALS		$5,624,345

HEALTH CARE – 15.3%

BIOTECHNOLOGY – 3.0%

AbbVie, Inc.	3,425	517,586

Amgen, Inc.	2,375	569,383

		$1,086,969

HEALTH CARE EQUIPMENT & SUPPLIES – 1.8%

Medtronic PLC	7,150	650,293

HEALTH CARE PROVIDERS & SERVICES – 2.0%

CVS Health Corp.	9,775	716,605

PHARMACEUTICALS – 8.5%

Bristol-Myers Squibb Co.	9,425	629,307

Johnson & Johnson	6,300	1,031,310

Merck & Co., Inc.	7,325	845,818

Pfizer, Inc.	14,250	554,182

		$3,060,617

TOTAL HEALTH CARE		$5,514,484

INDUSTRIALS – 11.2%

AEROSPACE & DEFENSE – 3.4%

Lockheed Martin Corp.	2,675	1,242,404

AIR FREIGHT & LOGISTICS – 2.1%

United Parcel Service, Inc.	4,250	764,192

BUILDING PRODUCTS – 2.1%

Johnson Controls International PLC	12,925	773,432

ELECTRICAL EQUIPMENT – 2.0%

nVent Electric PLC	16,850	706,521

MACHINERY – 1.6%

Caterpillar, Inc.	2,550	557,940

TOTAL INDUSTRIALS		$4,044,489

INFORMATION TECHNOLOGY – 11.4%

COMMUNICATIONS EQUIPMENT – 2.5%

Cisco Systems, Inc.	19,450	919,012

IT SERVICES – 1.6%

International Business Machines Corp.	4,650	587,807

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 7.3%

Broadcom, Inc.	2,650	1,660,225

Description	Number of Shares	Value

QUALCOMM, Inc.	8,250	$963,600

		$2,623,825

TOTAL INFORMATION TECHNOLOGY		$4,130,644

MATERIALS – 4.4%

CHEMICALS – 4.4%

Air Products & Chemicals, Inc.	2,670	785,941

Dow, Inc.	14,900	810,560

Nutrien Ltd.	1	69

TOTAL MATERIALS		$1,596,570

REAL ESTATE – 5.1%

RESIDENTIAL REITS – 1.8%

AvalonBay Communities, Inc.	3,525	635,804

SPECIALIZED REITS – 3.3%

Crown Castle, Inc.	4,250	523,133

VICI Properties, Inc.	19,700	668,618

		$1,191,751

TOTAL REAL ESTATE		$1,827,555

UTILITIES – 6.6%

ELECTRIC UTILITIES – 6.6%

American Electric Power Co., Inc.	7,675	709,323

Duke Energy Corp.	5,625	556,200

FirstEnergy Corp.	13,850	551,230

NextEra Energy, Inc.	7,400	567,062

TOTAL UTILITIES		$2,383,815

TOTAL COMMON STOCKS (COST $31,440,213)		$35,478,372

MONEY MARKET FUND – 1.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%^	619,162	619,162

TOTAL MONEY MARKET FUND (COST $619,162)		$619,162

	Par Value

REPURCHASE AGREEMENTS – 0.0%**

Bank of America Securities, Inc., 4.82%, dated 4/28/23, due 5/01/23, repurchase price $108, collateralized by U.S. Government Agency Securities, 1.50% to 4.00%, maturing 9/20/46 to 6/20/52; total market value of $110.	$108	108

Citigroup Global Markets Ltd., 4.81%, dated 4/28/23, due 5/01/23, repurchase price $108, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.00%, maturing 8/15/23 to 8/20/67; total market value of $110.	108	108

Deutsche Bank Securities, Inc., 4.81%, dated 4/28/23, due 5/01/23, repurchase price $100, collateralized by U.S. Government Agency Securities, 1.50% to 8.00%, maturing 2/01/26 to 9/01/61; total market value of $102.	100	100

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	8

Wilmington Enhanced Dividend Income Strategy Fund (concluded)

Description	Par Value	Value

HSBC Securities USA, Inc., 4.80%, dated 4/28/23, due 5/01/23, repurchase price $108, collateralized by U.S. Government Agency Securities, 0.00% to 7.00%, maturing 9/15/25 to 1/15/63; total market value of $110.	$108	$108

RBC Dominion Securities, Inc., 4.81%, dated 4/28/23, due 5/01/23, repurchase price $108, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.00%, maturing 5/04/23 to 4/20/53; total market value of $110.	108	108

Description	Par Value	Value

TOTAL REPURCHASE AGREEMENTS (COST $532)		$532

TOTAL INVESTMENTS – 100.0% (COST $32,059,907)		$36,098,066
OTHER ASSETS LESS LIABILITIES – 0.0%**		(2,394)

TOTAL NET ASSETS – 100.0%		$36,095,672

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks	$35,478,372	$—	$—	$35,478,372

Money Market Fund	619,162	—	—	619,162

Repurchase Agreements	—	532	—	532

Total	$36,097,534	$532	$—	$36,098,066

**	Represents less than 0.05%.

*	Non-income producing security.

^	7-Day net yield.

The following acronyms are used throughout this Portfolio of Investments:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

9

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Strategy Fund

At April 30, 2023, the Fund’s sector classifications were as follows:

	Percentage of Total Net Assets

Common Stocks

Information Technology	24.8%

Health Care	14.0%

Financials	13.3%

Consumer Discretionary	10.0%

Industrials	9.3%

Communication Services	8.0%

Consumer Staples	6.9%

Energy	4.6%

Real Estate	2.9%

Materials	2.7%

Utilities	2.7%

Investment Companies	0.5%

Warrants	0.0	%(1)

Preferred Stocks	0.0	%(1)

Rights	0.0	%(1)

Cash Equivalents(2)	0.0	%(1)

Cash Collateral Invested for Securities on Loan(3)	0.3%

Other Assets and Liabilities – Net(4)	0.0	%(1)

TOTAL	100.0%

(1)	Represents less than 0.05%.

(2)	Cash Equivalents include investments in a money market fund.

(3)	Cash Collateral Invested for Securities on Loan include investments in repurchase agreements.

(4)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2023

Description	Number of Shares	Value

COMMON STOCKS – 99.2%

COMMUNICATION SERVICES – 8.0%

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.8%

AT&T, Inc.	94,412	$1,668,260

Frontier Communications Parent, Inc.*	3,350	75,509

Lumen Technologies, Inc.	13,285	31,485

Verizon Communications, Inc.	55,520	2,155,842

		$3,931,096

ENTERTAINMENT – 1.4%

Activision Blizzard, Inc.	10,220	794,196

AMC Entertainment Holdings, Inc., Class A*,#	6,550	36,025

Electronic Arts, Inc.	3,610	459,481

Liberty Media Corp. – Liberty Formula One, Class A*	105	6,802

Description	Number of Shares	Value

Liberty Media Corp. – Liberty Formula One, Class C*	2,685	$193,830

Live Nation Entertainment, Inc.*	2,070	140,305

Madison Square Garden Sports Corp.	229	45,915

Netflix, Inc.*	5,800	1,913,594

Playtika Holding Corp.*	1,400	14,000

ROBLOX Corp., Class A*	5,950	211,820

Roku, Inc.*	1,600	89,936

Spotify Technology SA*	1,820	243,152

Take-Two Interactive Software, Inc.*	2,118	263,246

Walt Disney Co. (The)*	24,083	2,468,507

Warner Bros Discovery, Inc.*	30,974	421,556

World Wrestling Entertainment, Inc., Class A	600	64,302

		$7,366,667

INTERACTIVE MEDIA & SERVICES – 4.7%

Alphabet, Inc., Class A*	79,750	8,560,365

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	10

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Alphabet, Inc., Class C*	70,680	$7,648,990

IAC, Inc.*	950	49,181

Match Group, Inc.*	3,792	139,925

Meta Platforms, Inc., Class A*	29,780	7,156,730

Pinterest, Inc., Class A*	7,693	176,939

TripAdvisor, Inc.*	1,100	19,503

ZoomInfo Technologies, Inc.*	3,500	76,685

		$23,828,318

MEDIA – 0.9%

Altice USA, Inc., Class A*	2,700	9,450

Cable One, Inc.	90	68,257

Charter Communications, Inc., Class A*	1,402	516,917

Comcast Corp., Class A	56,850	2,351,885

DISH Network Corp., Class A*	3,596	27,006

Fox Corp., Class A	4,376	145,546

Fox Corp., Class B	1,550	47,337

Interpublic Group of Cos., Inc. (The)	5,168	184,653

Liberty Broadband Corp., Class A*	185	15,638

Liberty Broadband Corp., Class C*	1,618	137,174

Liberty Media Corp. – Liberty SiriusXM, Class A*	1,243	34,928

Liberty Media Corp. – Liberty SiriusXM, Class C*	2,036	56,886

Loyalty Ventures, Inc.*	316	2

New York Times Co. (The), Class A	2,100	83,475

News Corp., Class A	5,007	88,173

News Corp., Class B	1,448	25,702

Nexstar Media Group, Inc., Class A	500	86,725

Omnicom Group, Inc.	2,690	243,633

Sirius XM Holdings, Inc.#	7,240	27,512

Trade Desk, Inc. (The), Class A*	5,750	369,955

Paramount Global, Class B#	7,946	185,380

		$4,706,234

WIRELESS TELECOMMUNICATION SERVICES – 0.2%

T-Mobile US, Inc.*	7,869	1,132,349

TOTAL COMMUNICATION SERVICES		$40,964,664

CONSUMER DISCRETIONARY – 10.0%

AUTOMOBILE COMPONENTS – 0.1%

Aptiv PLC*	3,500	360,010

BorgWarner, Inc.	3,080	148,241

Gentex Corp.	3,180	87,736

Lear Corp.	800	102,128

QuantumScape Corp.*,#	3,450	24,150

		$722,265

AUTOMOBILES – 1.4%

Ford Motor Co.	51,850	615,978

General Motors Co.	18,450	609,588

Harley-Davidson, Inc.	1,820	67,522

Lucid Group, Inc.*,#	6,900	54,786

Rivian Automotive, Inc., Class A*,#	6,650	85,253

Tesla, Inc.*	33,870	5,565,180

Thor Industries, Inc.	700	55,314

		$7,053,621

Description	Number of Shares	Value

BROADLINE RETAIL – 2.6%

Amazon.com, Inc.*	118,150	$12,458,917

eBay, Inc.	7,140	331,510

Etsy, Inc.*	1,650	166,700

Kohl’s Corp.	1,660	36,570

Macy’s, Inc.	3,550	58,007

Nordstrom, Inc.#	1,380	21,335

Ollie’s Bargain Outlet Holdings, Inc.*	873	56,963

		$13,130,002

DISTRIBUTORS – 0.1%

Genuine Parts Co.	1,770	297,909

LKQ Corp.	3,268	188,661

Pool Corp.	500	175,660

		$662,230

DIVERSIFIED CONSUMER SERVICES – 0.1%

ADT, Inc.	2,560	17,152

Bright Horizons Family Solutions, Inc.*	783	59,602

Grand Canyon Education, Inc.*	400	47,480

H&R Block, Inc.	2,100	71,211

Mister Car Wash, Inc.*,#	750	6,615

Service Corp. International	1,970	138,274

		$340,334

HOTELS, RESTAURANTS & LEISURE – 2.3%

Airbnb, Inc., Class A*	4,950	592,366

Aramark	2,983	103,510

Booking Holdings, Inc.*	530	1,423,744

Boyd Gaming Corp.	1,000	69,400

Caesars Entertainment, Inc.*	2,610	118,207

Carnival Corp.*	12,300	113,283

Chipotle Mexican Grill, Inc.*	400	827,048

Choice Hotels International, Inc.	460	58,659

Churchill Downs, Inc.	450	131,638

Darden Restaurants, Inc.	1,600	243,088

Domino’s Pizza, Inc.	450	142,861

DoorDash, Inc., Class A*	3,220	197,032

DraftKings, Inc., Class A*	4,770	104,511

Expedia Group, Inc.*	1,902	178,712

Hilton Worldwide Holdings, Inc.	3,453	497,301

Hyatt Hotels Corp., Class A*	650	74,295

Las Vegas Sands Corp.*	4,320	275,832

Marriott International, Inc., Class A	3,486	590,319

Marriott Vacations Worldwide Corp.	500	67,280

McDonald’s Corp.	9,749	2,883,267

MGM Resorts International	4,260	191,359

Norwegian Cruise Line Holdings Ltd.*	5,100	68,085

Penn Entertainment, Inc.*	2,050	61,070

Planet Fitness, Inc., Class A*	1,028	85,468

Restaurant Brands International LP	47	3,117

Royal Caribbean Cruises Ltd.*	2,830	185,167

Six Flags Entertainment Corp.*	1,100	26,697

Starbucks Corp.	15,090	1,724,636

Travel + Leisure Co.	1,110	42,480

Vail Resorts, Inc.	528	126,995

Wendy’s Co. (The)	2,065	45,637

Wyndham Hotels & Resorts, Inc.	1,160	79,135

ANNUAL REPORT / April 30, 2023

11	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Wynn Resorts Ltd.*	1,368	$156,335

Yum! Brands, Inc.	3,650	513,117

		$12,001,651

HOUSEHOLD DURABLES – 0.4%

DR Horton, Inc.	4,120	452,458

Garmin Ltd.	1,940	190,450

Leggett & Platt, Inc.	1,770	57,189

Lennar Corp., Class A	3,260	367,761

Lennar Corp., Class B	176	17,216

Mohawk Industries, Inc.*	655	69,365

Newell Brands, Inc.	5,269	64,018

NVR, Inc.*	50	292,000

PulteGroup, Inc.	2,890	194,063

Tempur Sealy International, Inc.	2,100	78,687

Toll Brothers, Inc.	1,350	86,279

TopBuild Corp.*	400	90,192

Whirlpool Corp.	685	95,619

		$2,055,297

LEISURE PRODUCTS – 0.1%

Brunswick Corp.	950	80,550

Hasbro, Inc.	1,690	100,082

Mattel, Inc.*	4,600	82,800

Peloton Interactive, Inc., Class A*	3,650	32,412

Polaris, Inc.	700	76,055

YETI Holdings, Inc.*	1,050	41,423

		$413,322

SPECIALTY RETAIL – 2.2%

Advance Auto Parts, Inc.	800	100,424

AutoNation, Inc.*	480	63,216

AutoZone, Inc.*	260	692,461

Bath & Body Works, Inc.	2,960	103,896

Best Buy Co., Inc.	2,630	195,988

Burlington Stores, Inc.*	850	163,888

CarMax, Inc.*	2,000	140,060

Carvana Co.*,#	1,200	8,328

Dick’s Sporting Goods, Inc.	700	101,507

Five Below, Inc.*	728	143,678

Floor & Decor Holdings, Inc., Class A*	1,310	130,135

GameStop Corp., Class A*,#	3,500	67,515

Gap, Inc. (The)	2,800	26,880

Home Depot, Inc. (The)	13,550	4,072,317

Leslie’s, Inc.*	2,150	23,328

Lithia Motors, Inc.	350	77,312

Lowe’s Cos., Inc.	8,150	1,693,814

O’Reilly Automotive, Inc.*	800	733,848

Penske Automotive Group, Inc.	300	41,574

Petco Health & Wellness Co., Inc.*	1,150	11,454

RH*	240	61,231

Ross Stores, Inc.	4,440	473,881

TJX Cos., Inc. (The)	15,230	1,200,429

Tractor Supply Co.	1,450	345,680

Ulta Beauty, Inc.*	650	358,429

Valvoline, Inc.	2,250	77,738

Victoria’s Secret & Co.*	1,003	31,103

Wayfair, Inc., Class A*	898	31,277

Description	Number of Shares	Value

Williams-Sonoma, Inc.	860	$104,094

		$11,275,485

TEXTILES, APPAREL & LUXURY GOODS – 0.7%

Capri Holdings Ltd.*	1,650	68,475

Carter’s, Inc.	450	31,396

Columbia Sportswear Co.	468	39,097

Deckers Outdoor Corp.*	350	167,769

Hanesbrands, Inc.	4,400	23,056

Lululemon Athletica, Inc.*	1,450	550,898

NIKE, Inc., Class B	16,140	2,045,261

PVH Corp.	820	70,364

Ralph Lauren Corp.	535	61,413

Skechers USA, Inc., Class A*	1,793	95,370

Tapestry, Inc.	3,230	131,816

Under Armour, Inc., Class A*	2,678	23,754

Under Armour, Inc., Class C*	2,150	17,286

VF Corp.	4,300	101,093

		$3,427,048

TOTAL CONSUMER DISCRETIONARY		$51,081,255

CONSUMER STAPLES – 6.9%

BEVERAGES – 1.7%

Boston Beer Co., Inc. (The), Class A*	100	31,751

Brown-Forman Corp., Class A	550	36,234

Brown-Forman Corp., Class B	2,375	154,589

Coca-Cola Co. (The)	51,500	3,303,725

Constellation Brands, Inc., Class A	1,950	447,467

Keurig Dr. Pepper, Inc.	11,300	369,510

Molson Coors Beverage Co., Class B	2,350	139,778

Monster Beverage Corp.*	9,600	537,600

PepsiCo., Inc.	18,250	3,483,742

		$8,504,396

CONSUMER STAPLES DISTRIBUTION & RETAIL – 1.9%

Albertsons Cos., Inc., Class A	2,100	43,890

BJ’s Wholesale Club Holdings, Inc.*	1,700	129,829

Casey’s General Stores, Inc.	485	110,978

Costco Wholesale Corp.	5,850	2,943,837

Dollar General Corp.	2,950	653,307

Dollar Tree, Inc.*	2,762	424,547

Grocery Outlet Holding Corp.*	1,050	31,269

Kroger Co. (The)	8,600	418,218

Performance Food Group Co.*	2,050	128,515

Sysco Corp.	6,700	514,158

Target Corp.	6,060	955,965

U.S. Foods Holding Corp.*	2,750	105,600

Walgreens Boots Alliance, Inc.	9,450	333,112

Walmart, Inc.	18,750	2,830,687

		$9,623,912

FOOD PRODUCTS – 1.2%

Archer-Daniels-Midland Co.	7,150	558,272

Bunge Ltd.	1,795	168,012

Campbell Soup Co.	2,500	135,750

Conagra Brands, Inc.	6,250	237,250

Darling Ingredients, Inc.*	2,050	122,119

Flowers Foods, Inc.	2,300	63,273

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	12

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Freshpet, Inc.*,#	550	$37,934

General Mills, Inc.	7,750	686,882

Hershey Co. (The)	1,900	518,814

Hormel Foods Corp.	3,650	147,606

Ingredion, Inc.	800	84,936

J.M. Smucker Co. (The)	1,300	200,733

Kellogg Co.	3,300	230,241

Kraft Heinz Co. (The)	9,200	361,284

Lamb Weston Holdings, Inc.	1,900	212,439

McCormick & Co., Inc.	3,250	285,512

Mondelez International, Inc., Class A	17,850	1,369,452

Pilgrim’s Pride Corp.*	550	12,546

Post Holdings, Inc.*	738	66,782

Seaboard Corp.	50	197,053

Tyson Foods, Inc., Class A	3,750	234,337

		$5,931,227

HOUSEHOLD PRODUCTS – 1.4%

Church & Dwight Co., Inc.	3,150	305,928

Clorox Co. (The)	1,600	264,992

Colgate-Palmolive Co.	10,850	865,830

Kimberly-Clark Corp.	4,350	630,271

Procter & Gamble Co. (The)	31,150	4,871,237

Reynolds Consumer Products, Inc.	850	23,826

Spectrum Brands Holdings, Inc.	550	36,575

		$6,998,659

PERSONAL CARE PRODUCTS – 0.1%

Coty, Inc., Class A*	4,890	58,045

Estee Lauder Cos., Inc. (The), Class A	3,000	740,160

Olaplex Holdings, Inc.*	1,700	6,290

		$804,495

TOBACCO – 0.6%

Altria Group, Inc.	23,600	1,121,236

Philip Morris International, Inc.	20,400	2,039,388

		$3,160,624

TOTAL CONSUMER STAPLES		$35,023,313

ENERGY – 4.6%

ENERGY EQUIPMENT & SERVICES – 0.3%

Baker Hughes Co.	12,600	368,424

Halliburton Co.	11,963	391,788

NOV, Inc.	5,098	85,391

Schlumberger NV	18,796	927,583

		$1,773,186

OIL, GAS & CONSUMABLE FUELS – 4.3%

Antero Midstream Corp.	5,000	53,800

Antero Resources Corp.*	3,700	85,063

APA Corp.	4,290	158,087

Cheniere Energy, Inc.	3,330	509,490

Chesapeake Energy Corp.	1,600	132,288

Chevron Corp.	25,664	4,326,437

ConocoPhillips	16,528	1,700,566

Coterra Energy, Inc.	10,274	263,014

Devon Energy Corp.	8,636	461,421

Diamondback Energy, Inc.	2,297	326,633

Description	Number of Shares	Value

DT Midstream, Inc.	1,425	$70,210

Enviva, Inc.#	450	9,675

EOG Resources, Inc.	7,780	929,477

EQT Corp.#	4,900	170,716

Exxon Mobil Corp.	54,793	6,484,204

Hess Corp.	3,690	535,271

HF Sinclair Corp.	1,890	83,368

Kinder Morgan, Inc.	26,755	458,848

Marathon Oil Corp.	8,350	201,736

Marathon Petroleum Corp.	6,200	756,400

New Fortress Energy, Inc.	900	27,261

Occidental Petroleum Corp.	10,510	646,680

ONEOK, Inc.	5,910	386,573

Ovintiv, Inc.	3,250	117,260

PDC Energy, Inc.	1,200	78,060

Phillips 66	6,240	617,760

Pioneer Natural Resources Co.	3,126	680,061

Range Resources Corp.	3,050	80,673

Southwestern Energy Co.*	14,450	74,996

Targa Resources Corp.	3,000	226,590

Texas Pacific Land Corp.	100	147,765

Valero Energy Corp.	5,070	581,377

Vitesse Energy, Inc.	299	5,502

Williams Cos., Inc. (The)	16,370	495,356

		$21,882,618

TOTAL ENERGY		$23,655,804

FINANCIALS – 13.3%

BANKS – 3.1%

Bank of America Corp.	92,850	2,718,648

Bank of Hawaii Corp.	520	25,184

Bank OZK	1,450	51,794

BOK Financial Corp.	370	31,032

Citigroup, Inc.	25,532	1,201,791

Citizens Financial Group, Inc.	6,350	196,469

Columbia Banking System, Inc.	2,348	50,153

Comerica, Inc.	1,730	75,030

Commerce Bancshares, Inc.	1,358	75,844

Cullen/Frost Bankers, Inc.	740	81,585

East West Bancorp, Inc.	1,873	96,815

Fifth Third Bancorp	8,850	231,870

First Citizens BancShares, Inc., Class A	150	151,077

First Hawaiian, Inc.	1,750	33,443

First Horizon Corp.	7,084	124,324

First Republic Bank#	2,400	8,424

FNB Corp.	4,250	48,790

Huntington Bancshares, Inc.	18,496	207,155

JPMorgan Chase & Co.	38,520	5,325,005

KeyCorp.	12,294	138,431

M&T Bank Corp.§	2,323	292,234

New York Community Bancorp, Inc.	8,633	92,287

PacWest Bancorp	1,589	16,128

Pinnacle Financial Partners, Inc.	1,000	54,230

PNC Financial Services Group, Inc. (The)	5,360	698,140

Popular, Inc.	938	56,289

Prosperity Bancshares, Inc.	1,123	70,322

Regions Financial Corp.	12,306	224,708

ANNUAL REPORT / April 30, 2023

13	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Synovus Financial Corp.	1,744	$53,715

Truist Financial Corp.	17,407	567,120

U.S. Bancorp	17,670	605,728

Webster Financial Corp.	2,312	86,238

Wells Fargo & Co.	50,075	1,990,481

Western Alliance Bancorp	1,345	49,926

Wintrust Financial Corp.	800	54,696

Zions Bancorp NA	1,840	51,262

		$15,836,368

CAPITAL MARKETS – 3.0%

Affiliated Managers Group, Inc.	470	67,859

Ameriprise Financial, Inc.	1,390	424,117

Ares Management Corp., Class A	2,000	175,180

Bank of New York Mellon Corp. (The)	9,620	409,716

BlackRock, Inc.	2,010	1,349,112

Blackstone, Inc.	9,220	823,623

Blue Owl Capital, Inc.	5,150	57,989

Carlyle Group, Inc. (The)	2,700	81,891

Cboe Global Markets, Inc.	1,350	188,595

Charles Schwab Corp. (The)	20,055	1,047,673

CME Group, Inc.	4,700	873,119

Coinbase Global, Inc., Class A*,#	2,150	115,648

Evercore, Inc., Class A	450	51,331

FactSet Research Systems, Inc.	490	201,728

Franklin Resources, Inc.	3,770	101,338

Goldman Sachs Group, Inc. (The)	4,340	1,490,530

Interactive Brokers Group, Inc., Class A	1,198	93,264

Intercontinental Exchange, Inc.	7,240	788,653

Invesco Ltd.	4,720	80,854

Janus Henderson Group PLC	1,800	46,710

Jefferies Financial Group, Inc.	2,548	81,612

KKR & Co., Inc.	7,484	397,176

Lazard Ltd., Class A	1,300	40,690

LPL Financial Holdings, Inc.	1,050	219,282

MarketAxess Holdings, Inc.	500	159,185

Moody’s Corp.	2,090	654,421

Morgan Stanley	16,276	1,464,352

Morningstar, Inc.	300	53,493

MSCI, Inc.	1,020	492,099

Nasdaq, Inc.	4,540	251,380

Northern Trust Corp.	2,680	209,469

Raymond James Financial, Inc.	2,565	232,209

Robinhood Markets, Inc., Class A*	7,800	69,030

S&P Global, Inc.	4,339	1,573,235

SEI Investments Co.	1,340	78,939

State Street Corp.	4,820	348,293

Stifel Financial Corp.	1,300	77,961

T Rowe Price Group, Inc.	2,880	323,510

Tradeweb Markets, Inc., Class A	1,450	102,094

Virtu Financial, Inc., Class A	1,350	27,068

		$15,324,428

CONSUMER FINANCE – 0.5%

Ally Financial, Inc.	3,913	103,225

American Express Co.	7,940	1,281,040

Capital One Financial Corp.	5,000	486,500

Credit Acceptance Corp.*	100	48,950

Description	Number of Shares	Value

Discover Financial Services	3,580	$370,423

OneMain Holdings, Inc.	1,550	59,473

SLM Corp.	3,510	52,720

SoFi Technologies, Inc.*,#	11,100	69,153

Synchrony Financial	5,900	174,109

Upstart Holdings, Inc.*,#	800	11,120

		$2,656,713

FINANCIAL SERVICES – 4.3%

Affirm Holdings, Inc.*,#	3,050	30,073

Apollo Global Management, Inc.	6,376	404,175

Berkshire Hathaway, Inc., Class B*	23,846	7,834,603

Block, Inc.*	7,000	425,530

Corebridge Financial, Inc.	800	13,488

Equitable Holdings, Inc.	4,843	125,870

Euronet Worldwide, Inc.*	665	73,642

Fidelity National Information Services, Inc.	7,800	458,016

Fiserv, Inc.*	7,760	947,651

FleetCor Technologies, Inc.*	950	203,224

Global Payments, Inc.	3,513	395,950

Jack Henry & Associates, Inc.	1,000	163,340

Mastercard, Inc., Class A	11,220	4,263,937

MGIC Investment Corp.	4,300	63,941

PayPal Holdings, Inc.*	15,015	1,141,140

Rocket Cos., Inc., Class A*,#	1,550	13,810

Shift4 Payments, Inc., Class A*	700	47,439

Toast, Inc., Class A*	3,150	57,330

UWM Holdings Corp.#	1,900	11,400

Visa, Inc., Class A	21,670	5,043,259

Voya Financial, Inc.	1,330	101,718

Western Union Co. (The)	5,190	56,727

WEX, Inc.*	565	100,203

		$21,976,466

INSURANCE – 2.3%

Aflac, Inc.	8,100	565,785

Allstate Corp. (The)	3,480	402,845

American Financial Group, Inc.	950	116,593

American International Group, Inc.	9,730	516,079

Aon PLC, Class A	2,700	877,986

Arch Capital Group Ltd.*	4,670	350,577

Arthur J. Gallagher & Co.	2,730	568,004

Assurant, Inc.	730	89,885

Assured Guaranty Ltd.	750	40,402

Axis Capital Holdings Ltd.	930	52,582

Brighthouse Financial, Inc.*	950	41,990

Brown & Brown, Inc.	3,040	195,746

Chubb Ltd.	5,447	1,097,897

Cincinnati Financial Corp.	2,056	218,841

CNA Financial Corp.	150	5,836

Erie Indemnity Co., Class A	320	69,546

Everest Re Group Ltd.	520	196,560

F&G Annuities & Life, Inc.	237	4,344

Fidelity National Financial, Inc.	3,491	123,896

First American Financial Corp.	1,278	73,626

Globe Life, Inc.	1,193	129,464

Hanover Insurance Group, Inc. (The)	450	53,802

Hartford Financial Services Group, Inc. (The)	4,190	297,448

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	14

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Kemper Corp.	778	$37,850

Lincoln National Corp.	2,458	53,412

Loews Corp.	2,700	155,439

Markel Corp.*	180	246,335

Marsh & McLennan Cos., Inc.	6,540	1,178,443

MetLife, Inc.	8,851	542,832

Old Republic International Corp.	3,468	87,636

Primerica, Inc.	523	95,453

Principal Financial Group, Inc.	3,240	241,996

Progressive Corp. (The)	7,680	1,047,552

Prudential Financial, Inc.	4,880	424,560

Reinsurance Group of America, Inc.	840	119,549

RenaissanceRe Holdings Ltd.	578	124,507

Ryan Specialty Holdings, Inc.*	1,050	42,903

Travelers Cos., Inc. (The)	3,080	557,911

Unum Group	2,660	112,252

W.R. Berkley Corp.	2,730	160,852

White Mountains Insurance Group Ltd.	60	85,928

Willis Towers Watson PLC	1,400	324,240

		$11,729,384

MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS) – 0.1%

AGNC Investment Corp.	7,285	72,194

Annaly Capital Management, Inc.	6,082	121,518

Rithm Capital Corp.	5,650	46,104

Starwood Property Trust, Inc.	3,768	67,410

		$307,226

TOTAL FINANCIALS		$67,830,585

HEALTH CARE – 14.0%

BIOTECHNOLOGY – 2.4%

2seventy bio, Inc.*	16	152

AbbVie, Inc.	23,411	3,537,870

Alnylam Pharmaceuticals, Inc.*	1,600	318,720

Amgen, Inc.	7,014	1,681,536

Biogen, Inc.*	1,900	578,037

BioMarin Pharmaceutical, Inc.*	2,400	230,496

Exact Sciences Corp.*	2,300	147,361

Exelixis, Inc.*	4,200	76,860

Gilead Sciences, Inc.	16,594	1,364,193

Horizon Therapeutics PLC*	2,950	327,922

Incyte Corp.*	2,410	179,328

Ionis Pharmaceuticals, Inc.*	1,800	63,666

Mirati Therapeutics, Inc.*	550	24,371

Moderna, Inc.*	4,350	578,071

Natera, Inc.*	1,350	68,472

Neurocrine Biosciences, Inc.*	1,250	126,300

Novavax, Inc.*,#	880	6,750

Regeneron Pharmaceuticals, Inc.*	1,400	1,122,506

Sarepta Therapeutics, Inc.*	1,115	136,889

Seagen, Inc.*	1,800	360,000

Ultragenyx Pharmaceutical, Inc.*	950	41,486

United Therapeutics Corp.*	590	135,777

Vertex Pharmaceuticals, Inc.*	3,343	1,139,060

		$12,245,823

HEALTH CARE EQUIPMENT & SUPPLIES – 2.9%

Abbott Laboratories	22,745	2,512,640

Description	Number of Shares	Value

Align Technology, Inc.*	1,060	$344,818

Baxter International, Inc.	6,580	313,734

Becton Dickinson & Co.	3,734	986,934

Boston Scientific Corp.*	18,750	977,250

Cooper Cos., Inc. (The)	650	247,942

DENTSPLY SIRONA, Inc.	2,729	114,427

DexCom, Inc.*	5,050	612,767

Edwards Lifesciences Corp.*	8,116	714,046

Enovis Corp.*	650	37,863

Envista Holdings Corp.*	2,250	86,603

GE HealthCare Technologies, Inc.*	4,805	390,839

Globus Medical, Inc., Class A*	1,050	61,047

Hologic, Inc.*	3,190	274,372

ICU Medical, Inc.*	250	47,285

IDEXX Laboratories, Inc.*	1,080	531,533

Insulet Corp.*	900	286,236

Integra LifeSciences Holdings Corp.*	848	46,911

Intuitive Surgical, Inc.*	4,650	1,400,673

Masimo Corp.*	650	122,941

Medtronic PLC	17,576	1,598,537

Novocure Ltd.*	1,350	88,965

Penumbra, Inc.*	450	127,854

QuidelOrtho Corp.*	668	60,087

ResMed, Inc.	1,920	462,643

STERIS PLC	1,300	245,115

Stryker Corp.	4,650	1,393,372

Tandem Diabetes Care, Inc.*	900	35,622

Teleflex, Inc.	610	166,237

Zimmer Biomet Holdings, Inc.	2,760	382,094

		$14,671,387

HEALTH CARE PROVIDERS & SERVICES – 2.9%

Acadia Healthcare Co., Inc.*	1,150	83,134

agilon health, Inc.*,#	2,400	58,248

Amedisys, Inc.*	400	32,120

AmerisourceBergen Corp.	2,070	345,379

Cardinal Health, Inc.	3,570	293,097

Centene Corp.*	7,530	519,043

Chemed Corp.	200	110,250

Cigna Group (The)	3,942	998,469

CVS Health Corp.	17,271	1,266,137

DaVita, Inc.*	738	66,686

Elevance Health, Inc.	3,210	1,504,366

Encompass Health Corp.	1,230	78,905

Enhabit, Inc.*	740	9,065

Guardant Health, Inc.*	1,435	32,374

HCA Healthcare, Inc.	2,850	818,890

Henry Schein, Inc.*	1,720	138,993

Humana, Inc.	1,680	891,223

Laboratory Corp. of America Holdings	1,157	262,303

McKesson Corp.	1,850	673,844

Molina Healthcare, Inc.*	750	223,418

Oak Street Health, Inc.*	1,500	58,455

Premier, Inc., Class A	1,500	49,995

Quest Diagnostics, Inc.	1,500	208,215

Tenet Healthcare Corp.*	1,450	106,314

UnitedHealth Group, Inc.	12,370	6,087,153

ANNUAL REPORT / April 30, 2023

15	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Universal Health Services, Inc., Class B	830	$124,791

		$15,040,867

HEALTH CARE TECHNOLOGY – 0.1%

Certara, Inc.*	1,450	35,047

Definitive Healthcare Corp.*	450	4,815

Doximity, Inc., Class A*,#	1,550	56,962

Teladoc Health, Inc.*	2,087	55,368

Veeva Systems, Inc., Class A*	1,820	325,926

		$478,118

LIFE SCIENCES TOOLS & SERVICES – 1.7%

10X Genomics, Inc., Class A*	1,240	65,013

Agilent Technologies, Inc.	3,940	533,594

Avantor, Inc.*	7,945	154,769

Azenta, Inc.*	1,050	45,665

Bio-Rad Laboratories, Inc., Class A*	290	130,729

Bio-Techne Corp.	2,000	159,760

Bruker Corp.	1,400	110,782

Charles River Laboratories International, Inc.*	670	127,380

Danaher Corp.	8,580	2,032,688

Illumina, Inc.*	2,040	419,342

IQVIA Holdings, Inc.*	2,430	457,399

Maravai LifeSciences Holdings, Inc., Class A*	1,500	20,685

Mettler-Toledo International, Inc.*	320	477,280

PerkinElmer, Inc.	1,670	217,918

QIAGEN NV*	3,000	133,830

Repligen Corp.*	750	113,723

Sotera Health Co.*	1,100	18,447

Syneos Health, Inc.*	1,350	53,001

Thermo Fisher Scientific, Inc.	5,170	2,868,833

Waters Corp.*	760	228,274

West Pharmaceutical Services, Inc.	950	343,178

		$8,712,290

PHARMACEUTICALS – 4.0%

AstraZeneca PLC, ADR	1	73

Bristol-Myers Squibb Co.	28,126	1,877,973

Catalent, Inc.*	2,400	120,288

Elanco Animal Health, Inc.*	5,800	54,926

Eli Lilly & Co.	11,130	4,405,922

Jazz Pharmaceuticals PLC*	810	113,781

Johnson & Johnson	34,800	5,696,760

Merck & Co., Inc.	33,466	3,864,319

Organon & Co.	3,266	80,442

Perrigo Co. PLC	1,808	67,239

Pfizer, Inc.	74,753	2,907,144

Royalty Pharma PLC, Class A	4,950	173,992

Viatris, Inc.	16,405	153,059

Zoetis, Inc.	6,181	1,086,496

		$20,602,414

TOTAL HEALTH CARE		$71,750,899

INDUSTRIALS – 9.3%

AEROSPACE & DEFENSE – 1.7%

Axon Enterprise, Inc.*	850	179,103

Boeing Co. (The)*	7,190	1,486,748

BWX Technologies, Inc.	1,255	81,048

Description	Number of Shares	Value

Curtiss-Wright Corp.	465	$78,971

General Dynamics Corp.	3,180	694,321

HEICO Corp.#	550	92,752

HEICO Corp., Class A	1,052	141,210

Hexcel Corp.	1,150	82,892

Howmet Aerospace, Inc.	4,766	211,086

Huntington Ingalls Industries, Inc.	495	99,822

L3Harris Technologies, Inc.	2,482	484,362

Lockheed Martin Corp.	3,090	1,435,150

Mercury Systems, Inc.*	650	30,986

Northrop Grumman Corp.	1,920	885,638

Raytheon Technologies Corp.	19,404	1,938,460

Spirit AeroSystems Holdings, Inc., Class A	1,240	36,902

Textron, Inc.	2,753	184,286

TransDigm Group, Inc.	690	527,850

Woodward, Inc.	775	74,416

		$8,746,003

AIR FREIGHT & LOGISTICS – 0.6%

C.H. Robinson Worldwide, Inc.	1,584	159,778

Expeditors International of Washington, Inc.	2,130	242,479

FedEx Corp.	3,160	719,785

GXO Logistics, Inc.*	1,450	77,038

United Parcel Service, Inc., Class B	9,680	1,740,561

		$2,939,641

BUILDING PRODUCTS – 0.6%

A.O. Smith Corp.	1,700	116,093

Advanced Drainage Systems, Inc.	850	72,862

Allegion PLC	1,133	125,174

Armstrong World Industries, Inc.	628	43,118

AZEK Co., Inc. (The)*	1,500	40,710

Builders FirstSource, Inc.*	1,900	180,063

Carlisle Cos., Inc.	690	148,937

Carrier Global Corp.	11,050	462,111

Fortune Brands Innovations, Inc.	1,710	110,620

Hayward Holdings, Inc.*	650	7,826

Johnson Controls International PLC	9,081	543,407

Lennox International, Inc.	400	112,764

Masco Corp.	2,930	156,784

Masterbrand, Inc.*	1,710	13,800

Owens Corning	1,248	133,299

Trane Technologies PLC	3,000	557,430

Trex Co., Inc.*	1,344	73,463

		$2,898,461

COMMERCIAL SERVICES & SUPPLIES – 0.5%

Cintas Corp.	1,120	510,462

Clean Harbors, Inc.*	650	94,354

Copart, Inc.*	5,500	434,775

Driven Brands Holdings, Inc.*	750	23,025

MSA Safety, Inc.	450	58,388

Rentokil Initial PLC, ADR	35	1,387

Republic Services, Inc.	2,740	396,259

Ritchie Bros Auctioneers, Inc.	876	50,098

Rollins, Inc.	3,050	128,863

Stericycle, Inc.*	1,235	56,378

Tetra Tech, Inc.	700	96,859

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	16

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Waste Management, Inc.	5,390	$895,009

		$2,745,857

CONSTRUCTION & ENGINEERING – 0.2%

AECOM	1,725	143,261

MasTec, Inc.*	750	66,608

MDU Resources Group, Inc.	2,650	77,433

Quanta Services, Inc.	1,888	320,280

Valmont Industries, Inc.	260	75,546

WillScot Mobile Mini Holdings Corp.*	2,700	122,580

		$805,708

ELECTRICAL EQUIPMENT – 0.6%

Acuity Brands, Inc.	400	62,952

AMETEK, Inc.	3,010	415,169

ChargePoint Holdings, Inc.*,#	3,350	29,045

Eaton Corp. PLC	5,228	873,703

Emerson Electric Co.	7,790	648,595

Generac Holdings, Inc.*	847	86,580

Hubbell, Inc.	690	185,831

nVent Electric PLC	2,216	92,917

Plug Power, Inc.*,#	6,950	62,759

Regal Rexnord Corp.	900	117,144

Rockwell Automation, Inc.	1,520	430,783

Sensata Technologies Holding PLC	2,098	91,158

Sunrun, Inc.*	2,600	54,704

Vertiv Holdings Co.	4,050	60,426

		$3,211,766

GROUND TRANSPORTATION – 1.0%

Avis Budget Group, Inc.*	350	61,834

CSX Corp.	27,800	851,792

Hertz Global Holdings, Inc.*	2,600	43,368

JB Hunt Transport Services, Inc.	1,030	180,549

Knight-Swift Transportation Holdings, Inc.	2,085	117,427

Landstar System, Inc.	490	86,255

Lyft, Inc., Class A*	4,300	44,075

Norfolk Southern Corp.	3,010	611,120

Old Dominion Freight Line, Inc.	1,300	416,507

RXO, Inc.*	1,450	26,231

Ryder System, Inc.	640	50,662

Schneider National, Inc., Class B	723	18,921

Uber Technologies, Inc.*	25,400	788,670

U-Haul Holding Co.	113	6,900

U-Haul Holding Co.	17	920

Union Pacific Corp.	8,120	1,589,084

XPO, Inc.*	1,450	64,061

		$4,958,376

INDUSTRIAL CONGLOMERATES – 0.8%

3M Co.	7,280	773,282

General Electric Co.	14,415	1,426,652

Honeywell International, Inc.	8,900	1,778,576

		$3,978,510

MACHINERY – 1.8%

AGCO Corp.	845	104,729

Allison Transmission Holdings, Inc.	1,200	58,548

Caterpillar, Inc.	6,850	1,498,780

Description	Number of Shares	Value

Crane Co.*	650	$46,846

Crane NXT Co.	650	30,784

Cummins, Inc.	1,830	430,123

Deere & Co.	3,640	1,375,993

Donaldson Co., Inc.	1,560	99,138

Dover Corp.	1,860	271,858

Esab Corp.	649	37,876

Flowserve Corp.	1,798	60,035

Fortive Corp.	4,640	292,738

Gates Industrial Corp. PLC*	1,200	16,164

Graco, Inc.	2,320	183,953

IDEX Corp.	1,020	210,446

Illinois Tool Works, Inc.	4,000	967,760

Ingersoll Rand, Inc.	5,394	307,566

ITT, Inc.	1,035	87,395

Lincoln Electric Holdings, Inc.	750	125,850

Middleby Corp. (The)*	700	98,616

Nordson Corp.	750	162,232

Oshkosh Corp.	790	60,451

Otis Worldwide Corp.	5,625	479,812

PACCAR, Inc.	6,660	497,435

Parker-Hannifin Corp.	1,660	539,301

Pentair PLC	2,164	125,685

Snap-on, Inc.	680	176,399

Stanley Black & Decker, Inc.	1,920	165,773

Timken Co. (The)	800	61,480

Toro Co. (The)	1,380	143,879

Westinghouse Air Brake Technologies Corp.	2,365	230,990

Xylem, Inc.	2,310	239,870

		$9,188,505

MARINE TRANSPORTATION – 0.0%**

Kirby Corp.*	800	57,472

PASSENGER AIRLINES – 0.2%

Alaska Air Group, Inc.*	1,625	70,623

American Airlines Group, Inc.*	8,293	113,117

Copa Holdings SA, Class A	400	36,128

Delta Air Lines, Inc.*	8,340	286,145

JetBlue Airways Corp.*	3,750	26,775

Southwest Airlines Co.	7,680	232,627

United Airlines Holdings, Inc.*	4,283	187,595

		$953,010

PROFESSIONAL SERVICES – 1.0%

Automatic Data Processing, Inc.	5,530	1,216,600

Booz Allen Hamilton Holding Corp.	1,750	167,510

Broadridge Financial Solutions, Inc.	1,530	222,477

CACI International, Inc., Class A*	303	94,936

Ceridian HCM Holding, Inc.*	1,875	119,025

Clarivate PLC*	6,400	56,704

Concentrix Corp.	543	52,405

CoStar Group, Inc.*	5,250	403,987

Dun & Bradstreet Holdings, Inc.	3,100	34,627

Equifax, Inc.	1,560	325,073

FTI Consulting, Inc.*	450	81,225

Genpact Ltd.	2,545	113,380

Jacobs Solutions, Inc.	1,650	190,509

KBR, Inc.	1,900	107,787

ANNUAL REPORT / April 30, 2023

17	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Leidos Holdings, Inc.	1,800	$167,868

ManpowerGroup, Inc.	710	53,754

Paychex, Inc.	4,270	469,102

Paycom Software, Inc.*	650	188,741

Paycor HCM, Inc.*	450	10,575

Paylocity Holding Corp.*	525	101,477

Robert Half International, Inc.	1,398	102,054

Science Applications International Corp.	700	71,421

SS&C Technologies Holdings, Inc.	3,000	175,620

TransUnion	2,600	178,906

Verisk Analytics, Inc.	2,050	397,926

		$5,103,689

TRADING COMPANIES & DISTRIBUTORS – 0.3%

Air Lease Corp.	1,450	58,319

Core & Main, Inc., Class A*,#	1,000	26,060

Fastenal Co.	7,490	403,262

MSC Industrial Direct Co., Inc., Class A	590	53,531

SiteOne Landscape Supply, Inc.*	550	81,257

United Rentals, Inc.	920	332,221

Univar Solutions, Inc.*	2,200	78,100

Watsco, Inc.	400	138,552

WESCO International, Inc.	600	86,400

WW Grainger, Inc.	590	410,386

		$1,668,088

TOTAL INDUSTRIALS		$47,255,086

INFORMATION TECHNOLOGY – 24.8%

COMMUNICATIONS EQUIPMENT – 0.8%

Arista Networks, Inc.*	3,250	520,520

Ciena Corp.*	1,973	90,837

Cisco Systems, Inc.	54,250	2,563,312

F5, Inc.*	763	102,517

Juniper Networks, Inc.	4,240	127,836

Lumentum Holdings, Inc.*	900	43,425

Motorola Solutions, Inc.	2,180	635,252

Ubiquiti, Inc.	50	11,628

Viasat, Inc.*	950	33,278

		$4,128,605

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.6%

Amphenol Corp., Class A	7,650	577,345

Arrow Electronics, Inc.*	785	89,828

Avnet, Inc.	1,150	47,449

CDW Corp.	1,790	303,566

Cognex Corp.	2,250	107,303

Coherent Corp.*	1,418	48,411

Corning, Inc.	9,970	331,203

IPG Photonics Corp.*	400	45,992

Jabil, Inc.	1,758	137,388

Keysight Technologies, Inc.*	2,350	339,904

Littelfuse, Inc.	293	70,976

National Instruments Corp.	1,720	100,156

TD SYNNEX Corp.	543	48,349

Teledyne Technologies, Inc.*	593	245,739

Trimble, Inc.*	3,180	149,778

Vontier Corp.	1,956	53,066

Description	Number of Shares	Value

Zebra Technologies Corp., Class A*	700	$201,621

		$2,898,074

IT SERVICES – 1.4%

Accenture PLC, Class A	8,450	2,368,450

Akamai Technologies, Inc.*	2,000	163,940

Amdocs Ltd.	1,620	147,825

Cloudflare, Inc., Class A*	3,650	171,732

Cognizant Technology Solutions Corp., Class A	6,660	397,669

DXC Technology Co.*	2,826	67,400

EPAM Systems, Inc.*	700	197,708

Gartner, Inc.*	1,000	302,460

Globant SA*	550	86,279

GoDaddy, Inc., Class A*	2,050	155,144

International Business Machines Corp.	11,910	1,505,543

Kyndryl Holdings, Inc.*	2,412	34,878

MongoDB, Inc.*	865	207,565

Okta, Inc.*	1,950	133,633

Snowflake, Inc., Class A*	4,030	596,762

Thoughtworks Holding, Inc.*	1,150	7,165

Twilio, Inc., Class A*	2,300	121,003

VeriSign, Inc.*	1,250	277,250

Wix.com Ltd.*	690	60,189

		$7,002,595

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.5%

Advanced Micro Devices, Inc.*	21,318	1,905,190

Allegro MicroSystems, Inc.*	750	26,828

Analog Devices, Inc.	6,742	1,212,751

Applied Materials, Inc.	11,280	1,274,978

Broadcom, Inc.	5,233	3,278,475

Cirrus Logic, Inc.*	700	60,053

Enphase Energy, Inc.*	1,700	279,140

Entegris, Inc.	1,950	146,094

First Solar, Inc.*	1,400	255,612

GLOBALFOUNDRIES, Inc.*,#	900	52,920

Intel Corp.	54,170	1,682,520

KLA Corp.	1,850	715,099

Lam Research Corp.	1,780	932,862

Lattice Semiconductor Corp.*	1,850	147,445

Marvell Technology, Inc.	11,111	438,662

Microchip Technology, Inc.	6,978	509,324

Micron Technology, Inc.	14,300	920,348

MKS Instruments, Inc.	783	65,670

Monolithic Power Systems, Inc.	580	267,943

NVIDIA Corp.	32,745	9,086,410

ON Semiconductor Corp.*	5,678	408,589

Qorvo, Inc.*	1,400	128,912

QUALCOMM, Inc.	14,780	1,726,304

Skyworks Solutions, Inc.	2,150	227,685

Teradyne, Inc.	2,050	187,329

Texas Instruments, Inc.	12,000	2,006,400

Universal Display Corp.	600	80,076

Wolfspeed, Inc.*	1,575	73,316

		$28,096,935

SOFTWARE – 9.7%

Adobe, Inc.*	6,160	2,325,770

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	18

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Alteryx, Inc., Class A*	850	$34,961

ANSYS, Inc.*	1,130	354,730

AppLovin Corp., Class A*	2,850	48,450

Aspen Technology, Inc.*	367	64,959

Atlassian Corp., Class A*	1,900	280,554

Autodesk, Inc.*	2,880	560,995

Bentley Systems, Inc., Class B	2,100	89,376

BILL Holdings, Inc.*	1,300	99,853

Black Knight, Inc.*	2,087	114,034

Cadence Design Systems, Inc.*	3,560	745,642

CCC Intelligent Solutions Holdings, Inc.*	2,300	19,964

Confluent, Inc., Class A*	1,750	38,500

Crowdstrike Holdings, Inc., Class A*	2,769	332,418

Datadog, Inc., Class A*	3,498	235,695

DocuSign, Inc.*	2,550	126,072

Dolby Laboratories, Inc., Class A	840	70,300

DoubleVerify Holdings, Inc.*	1,050	30,891

Dropbox, Inc., Class A*	3,700	75,258

Dynatrace, Inc.*	2,723	115,128

Elastic NV*	1,050	60,113

Fair Isaac Corp.*	350	254,782

Five9, Inc.*	893	57,902

Fortinet, Inc.*	8,550	539,077

Gen Digital, Inc.	7,520	132,878

Guidewire Software, Inc.*	1,150	87,619

HubSpot, Inc.*	603	253,833

Informatica, Inc., Class A*	500	7,730

Intuit, Inc.	3,650	1,620,417

Jamf Holding Corp.*	700	13,244

Manhattan Associates, Inc.*	773	128,071

Microsoft Corp.	99,849	30,679,604

N-Able, Inc.*	436	5,559

nCino, Inc.*	800	19,784

NCR Corp.*	1,620	36,110

New Relic, Inc.*	750	53,603

Nutanix, Inc., Class A*	2,950	70,741

Oracle Corp.	20,160	1,909,555

Palantir Technologies, Inc., Class A*	23,770	184,217

Palo Alto Networks, Inc.*	3,870	706,120

Pegasystems, Inc.	620	28,284

Procore Technologies, Inc.*	1,000	53,410

PTC, Inc.*	1,350	169,816

RingCentral, Inc., Class A*	1,050	28,938

Roper Technologies, Inc.	1,400	636,692

Salesforce, Inc.*	12,666	2,512,554

SentinelOne, Inc., Class A*	2,350	37,765

ServiceNow, Inc.*	2,650	1,217,463

Smartsheet, Inc., Class A*	1,705	69,683

Splunk, Inc.*	2,150	185,416

Synopsys, Inc.*	2,000	742,640

Teradata Corp.*	1,370	53,033

Tyler Technologies, Inc.*	550	208,466

UiPath, Inc., Class A*	4,700	66,176

Unity Software, Inc.*,#	3,310	89,271

VMware, Inc., Class A*	2,719	339,957

Workday, Inc., Class A*	2,600	483,964

Zoom Video Communications, Inc., Class A*	3,278	201,368

Description	Number of Shares	Value

Zscaler, Inc.*	1,100	$99,110

		$49,808,515

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 6.8%

Apple, Inc.	199,290	33,815,527

Dell Technologies, Inc., Class C	3,419	148,692

Hewlett Packard Enterprise Co.	16,790	240,433

HP, Inc.	13,240	393,360

NetApp, Inc.	2,903	182,570

Pure Storage, Inc., Class A*	3,845	87,781

Western Digital Corp.*	4,233	145,785

		$35,014,148

TOTAL INFORMATION TECHNOLOGY		$126,948,872

MATERIALS – 2.7%

CHEMICALS – 1.7%

Air Products & Chemicals, Inc.	2,850	838,926

Albemarle Corp.	1,500	278,190

Ashland, Inc.	600	60,966

Axalta Coating Systems Ltd.*	2,710	85,555

Celanese Corp.	1,400	148,736

CF Industries Holdings, Inc.	2,550	182,529

Chemours Co. (The)	1,850	53,780

Corteva, Inc.	9,112	556,925

Dow, Inc.	9,029	491,178

DuPont de Nemours, Inc.	6,412	447,045

Eastman Chemical Co.	1,600	134,832

Ecolab, Inc.	3,150	528,696

Element Solutions, Inc.	3,100	56,265

FMC Corp.	1,600	197,728

Ginkgo Bioworks Holdings, Inc.*,#	11,000	13,420

Huntsman Corp.	2,600	69,654

International Flavors & Fragrances, Inc.	3,190	309,302

Linde PLC	6,380	2,357,091

LyondellBasell Industries NV, Class A	3,350	316,943

Mosaic Co. (The)	4,465	191,325

NewMarket Corp.	50	19,980

Olin Corp.	1,700	94,180

PPG Industries, Inc.	3,000	420,780

RPM International, Inc.	1,700	139,451

Scotts Miracle-Gro Co. (The)#	495	33,071

Sherwin-Williams Co. (The)	3,100	736,374

Westlake Corp.	450	51,201

		$8,814,123

CONSTRUCTION MATERIALS – 0.1%

Eagle Materials, Inc.	500	74,105

Martin Marietta Materials, Inc.	800	290,560

Vulcan Materials Co.	1,700	297,704

		$662,369

CONTAINERS & PACKAGING – 0.4%

Amcor PLC	19,151	210,087

AptarGroup, Inc.	865	102,511

Ardagh Metal Packaging SA	1,850	7,548

Avery Dennison Corp.	1,050	183,204

Ball Corp.	4,050	215,379

Berry Global Group, Inc.	1,693	97,872

ANNUAL REPORT / April 30, 2023

19	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Crown Holdings, Inc.	1,468	$125,925

Graphic Packaging Holding Co.	4,055	99,996

International Paper Co.	4,700	155,617

Packaging Corp. of America	1,200	162,312

Sealed Air Corp.	2,000	95,980

Silgan Holdings, Inc.	1,155	56,895

Sonoco Products Co.	1,180	71,532

Westrock Co.	3,400	101,762

		$1,686,620

METALS & MINING – 0.5%

Alcoa Corp.	2,250	83,565

Cleveland-Cliffs, Inc.*	6,700	103,046

Freeport-McMoRan, Inc.	18,350	695,648

MP Materials Corp.*	1,150	24,921

Newmont Corp.	10,100	478,740

Nucor Corp.	3,300	488,994

Reliance Steel & Aluminum Co.	750	185,850

Royal Gold, Inc.	858	113,634

Southern Copper Corp.	1,150	88,354

SSR Mining, Inc.	2,450	35,084

Steel Dynamics, Inc.	2,100	218,295

United States Steel Corp.	2,850	65,208

		$2,581,339

PAPER & FOREST PRODUCTS – 0.0%**

Louisiana-Pacific Corp.	950	56,753

TOTAL MATERIALS		$13,801,204

REAL ESTATE – 2.9%

DIVERSIFIED REITS – 0.1%

WP Carey, Inc.	2,700	200,340

HEALTH CARE REITS – 0.2%

Healthcare Realty Trust, Inc.	5,030	99,493

Healthpeak Properties, Inc.	7,130	156,646

Medical Properties Trust, Inc.#	8,500	74,545

Omega Healthcare Investors, Inc.	3,200	85,632

Ventas, Inc.	5,286	253,992

Welltower, Inc.	6,270	496,710

		$1,167,018

HOTEL & RESORT REITS – 0.0%**

Host Hotels & Resorts, Inc.	9,330	150,866

Park Hotels & Resorts, Inc.	3,150	37,958

		$188,824

INDUSTRIAL REITS – 0.4%

Americold Realty Trust, Inc.	3,440	101,790

EastGroup Properties, Inc.	500	83,280

First Industrial Realty Trust, Inc.	1,750	91,822

Prologis, Inc.	12,228	1,531,557

Rexford Industrial Realty, Inc.	2,400	133,848

		$1,942,297

OFFICE REITS – 0.1%

Alexandria Real Estate Equities, Inc.	2,165	268,850

Boston Properties, Inc.	2,150	114,724

Cousins Properties, Inc.#	1,833	39,978

Douglas Emmett, Inc.	2,210	28,465

Description	Number of Shares	Value

Highwoods Properties, Inc.	1,290	$29,567

Hudson Pacific Properties, Inc.	1,303	7,244

JBG SMITH Properties	1,071	15,283

Kilroy Realty Corp.	1,525	44,591

SL Green Realty Corp.	760	17,989

Vornado Realty Trust	2,526	37,915

		$604,606

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%

CBRE Group, Inc., Class A*	4,160	318,906

Howard Hughes Corp. (The)*	508	39,304

Jones Lang LaSalle, Inc.*	628	87,317

Opendoor Technologies, Inc.*	5,850	8,073

WeWork, Inc., Class A*	1,650	696

Zillow Group, Inc., Class A*	500	21,390

Zillow Group, Inc., Class C*,#	2,295	99,924

		$575,610

RESIDENTIAL REITS – 0.5%

American Homes 4 Rent, Class A	4,040	134,370

Apartment Income REIT Corp.	1,904	70,410

Apartment Investment & Management Co., Class A	2,854	22,347

AvalonBay Communities, Inc.	1,872	337,653

Camden Property Trust	1,320	145,266

Equity LifeStyle Properties, Inc.	2,300	158,470

Equity Residential	4,900	309,925

Essex Property Trust, Inc.	823	180,838

Invitation Homes, Inc.	8,050	268,628

Mid-America Apartment Communities, Inc.	1,471	226,240

Sun Communities, Inc.	1,600	222,288

UDR, Inc.	4,280	176,892

		$2,253,327

RETAIL REITS – 0.3%

Brixmor Property Group, Inc.	4,200	89,586

Federal Realty Investment Trust	1,048	103,637

Kimco Realty Corp.	8,056	154,595

National Retail Properties, Inc.	2,315	100,702

Realty Income Corp.	8,340	524,086

Regency Centers Corp.	2,233	137,173

Simon Property Group, Inc.	4,343	492,149

Spirit Realty Capital, Inc.	1,850	71,151

		$1,673,079

SPECIALIZED REITS – 1.2%

American Tower Corp.	6,210	1,269,262

Crown Castle, Inc.	5,690	700,382

CubeSmart	2,933	133,422

Digital Realty Trust, Inc.	3,810	377,762

EPR Properties	1,000	41,960

Equinix, Inc.	1,231	891,342

Extra Space Storage, Inc.	1,750	266,070

Gaming and Leisure Properties, Inc.	3,209	166,868

Iron Mountain, Inc.	3,756	207,481

Lamar Advertising Co., Class A	1,150	121,532

Life Storage, Inc.	1,075	144,459

National Storage Affiliates Trust	1,100	42,405

Public Storage	2,060	607,350

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	20

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Rayonier, Inc.	1,965	$61,622

SBA Communications Corp.	1,400	365,246

VICI Properties, Inc.	12,788	434,025

Weyerhaeuser Co.	9,842	294,374

		$6,125,562

TOTAL REAL ESTATE		$14,730,663

UTILITIES – 2.7%

ELECTRIC UTILITIES – 1.7%

Alliant Energy Corp.	3,150	173,691

American Electric Power Co., Inc.	6,650	614,593

Avangrid, Inc.	850	34,221

Constellation Energy Corp.	4,233	327,634

Duke Energy Corp.	10,000	988,800

Edison International	4,950	364,320

Entergy Corp.	2,650	285,087

Evergy, Inc.	2,850	177,013

Eversource Energy	4,500	349,245

Exelon Corp.	13,050	553,842

FirstEnergy Corp.	7,100	282,580

Hawaiian Electric Industries, Inc.	1,450	56,855

IDACORP, Inc.	600	66,672

NextEra Energy, Inc.	26,000	1,992,380

NRG Energy, Inc.	3,150	107,636

OGE Energy Corp.	2,563	96,215

PG&E Corp.*	21,700	371,287

Pinnacle West Capital Corp.	1,400	109,844

PPL Corp.	9,600	275,712

Southern Co. (The)	14,200	1,044,410

Xcel Energy, Inc.	7,100	496,361

		$8,768,398

GAS UTILITIES – 0.1%

Atmos Energy Corp.	1,800	205,452

National Fuel Gas Co.	1,150	64,285

UGI Corp.	2,700	91,476

		$361,213

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS – 0.1%

AES Corp. (The)	9,000	212,940

Brookfield Renewable Corp., Class A	1,750	58,467

Vistra Corp.	5,200	124,072

		$395,479

MULTI-UTILITIES – 0.7%

Ameren Corp.	3,350	298,050

CenterPoint Energy, Inc.	8,350	254,425

CMS Energy Corp.	3,700	230,362

Consolidated Edison, Inc.	4,550	448,038

Dominion Energy, Inc.	10,893	622,426

DTE Energy Co.	2,500	281,025

NiSource, Inc.	5,450	155,107

Public Service Enterprise Group, Inc.	6,400	404,480

Sempra Energy	4,100	637,509

WEC Energy Group, Inc.	4,050	389,488

		$3,720,910

Description	Number of Shares	Value

WATER UTILITIES – 0.1%

American Water Works Co., Inc.	2,500	$370,625

Essential Utilities, Inc.	3,000	128,100

		$498,725

TOTAL UTILITIES		$13,744,725

TOTAL COMMON STOCKS (COST $167,391,794)		$506,787,070

PREFERRED STOCKS – 0.0%**

REAL ESTATE – 0.0%**

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.0%**

Brookfield Property Preferred LP 6.25%*	400	6,008

TOTAL REAL ESTATE		$6,008

COMMUNICATION SERVICES – 0.0%**

ENTERTAINMENT – 0.0%**

AMC Entertainment Holdings, Inc. Preferred Equity Units 0.00%*	950	1,425

TOTAL COMMUNICATION SERVICES		$1,425

TOTAL PREFERRED STOCKS (COST $15,283)		$7,433

RIGHTS – 0.0%**

ABIOMED, Inc. CVR, Expire 12/31/23*,(1)	150	–

Bristol-Myers Squibb Co. CVR, Expire 12/31/30*	89	10

TOTAL RIGHTS (COST $0)		$10

WARRANTS – 0.0%**

Occidental Petroleum Corp. CW27, Expire 08/03/27*	1,645	66,129

TOTAL WARRANTS (COST $0)		$66,129

INVESTMENT COMPANIES – 0.5%

EQUITY FUNDS – 0.5%

iShares Russell 1000 ETF	5,050	1,151,350

iShares Russell 1000 Growth ETF	2,365	583,753

iShares Russell 1000 Value ETF	3,765	582,182

TOTAL EQUITY FUNDS		$2,317,285

TOTAL INVESTMENT COMPANIES (COST $2,204,266)		$2,317,285

MONEY MARKET FUND – 0.0%**

Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%^	148,705	148,705

TOTAL MONEY MARKET FUND (COST $148,705)		$148,705

ANNUAL REPORT / April 30, 2023

21	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Par Value	Value
CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.3%

REPURCHASE AGREEMENTS – 0.3%

Bank of America Securities, Inc., 4.82%, dated 4/28/23, due 5/01/23, repurchase price $308,423, collateralized by U.S. Government Agency Securities, 1.50% to 4.00%, maturing 9/20/46 to 6/20/52; total market value of $314,465.	$308,299	$308,299

Bank of Montreal, 4.80%, dated 4/28/23, due 5/01/23, repurchase price $89,506, collateralized by U.S. Government Agency Securities, 4.00% to 5.00%, maturing 5/01/52 to 5/01/53; total market value of $91,259.	89,470	89,470

Daiwa Capital Markets America, 4.81%, dated 4/28/23, due 5/01/23, repurchase price $308,423, collateralized by U.S. Government Agency & Treasury Securities, 1.50% to 7.00%, maturing 3/31/24 to 5/01/53; total market value of $314,465.	308,299	308,299

Deutsche Bank Securities, Inc., 4.81%, dated 4/28/23, due 5/01/23, repurchase price $308,423, collateralized by U.S. Government Agency Securities, 1.50% to 8.00%, maturing 2/01/26 to 9/01/61; total market value of $314,465.	308,299	308,299

Description	Par Value	Value

HSBC Securities USA, Inc., 4.80%, dated 4/28/23, due 5/01/23, repurchase price $308,422, collateralized by U.S. Government Agency Securities, 0.00% to 7.00%, maturing 9/15/25 to 1/15/63; total market value of $314,465.	$308,299	$308,299

RBC Dominion Securities, Inc., 4.81%, dated 4/28/23, due 5/01/23, repurchase price $308,423, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.00%, maturing 5/04/23 to 4/20/53; total market value of $314,465.	308,299	308,299

TOTAL REPURCHASE AGREEMENTS (COST $1,630,965)		$1,630,965

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $1,630,965)		$1,630,965

TOTAL INVESTMENTS – 100.0% (COST $171,391,013)		$510,957,597
COLLATERAL FOR SECURITIES ON LOAN – (0.3%)		(1,630,965)
OTHER ASSETS LESS LIABILITIES – 0.3%		1,639,983

TOTAL NET ASSETS – 100.0%		$510,966,615

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3		Total

Investments in Securities

Common Stocks	$506,787,070	$—	$—		$506,787,070

Preferred Stocks	7,433	—	—		7,433

Rights	10	—	—	(a)	10

Warrants	66,129	—	—		66,129

Investment Companies	2,317,285	—	—		2,317,285

Money Market Fund	148,705	—	—		148,705

Repurchase Agreements	—	1,630,965	—		1,630,965

Total	$509,326,632	$1,630,965	$—		$510,957,597

(a)	Includes internally fair valued securities currently priced at zero ($0).

*	Non-income producing security.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

§	Affiliated company. See Note 4 in Notes to Financial Statements.

**	Represents less than 0.05%.

^	7-Day net yield.

(1)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Portfolio of Investments.

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	22

Wilmington Large-Cap Strategy Fund (concluded)

The following acronyms are used throughout this Portfolio of Investments:

ADR	American Depositary Receipt

CVR	Contingent Value Rights

ETF	Exchange-Traded Fund

LP	Limited Partnership

NA	National Association

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

23	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2023	Wilmington Enhanced Dividend Income Strategy Fund		Wilmington Large-Cap Strategy Fund
ASSETS:
Investments, at identified cost	$32,059,907		$171,391,013	(a)

Investments in securities, at value	$36,098,066		$510,957,597	(b),(c)
Cash	10,000		42,112
Income receivable	68,066		353,203
Due from advisor	5,840		—
Receivable for shares sold	285		1,541,212
Prepaid assets	9,579		6,217

TOTAL ASSETS	36,191,836		512,900,341

LIABILITIES:
Collateral for securities on loan	—		1,630,965
Payable for shares redeemed	846		69,390
Payable for Trustees’ fees	3,828		3,828
Payable for administration fees	863		11,951
Payable for distribution services fees	6,858		—
Payable for investment advisory fees	—		54,847
Other accrued expenses	83,769		162,745

TOTAL LIABILITIES	96,164		1,933,726

NET ASSETS	$36,095,672		$510,966,615

NET ASSETS CONSIST OF:

Paid-in capital	$31,867,712		$170,150,638
Distributable earnings (loss)	4,227,960		340,815,977

TOTAL NET ASSETS	$36,095,672		$510,966,615

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$33,150,752		$—

Shares outstanding (unlimited shares authorized)	2,884,114		—

Net Asset Value per share	$11.49		$—

Offering Price per share*	$12.16	**	$—

Class I
Net Assets	$2,944,920		$510,966,615

Shares outstanding (unlimited shares authorized)	255,471		20,259,244

Net Asset Value and Offering Price per share	$11.53		$25.22

(a)	Includes $197,846 of investments in affiliated issuers.
(b)	Includes $292,234 of investments in affiliated issuers.
(c)	Including $1,589,503 of securities on loan (Note 2).
*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2023 / ANNUAL REPORT

STATEMENTS OF OPERATIONS	24

Year Ended April 30, 2023	Wilmington Enhanced Dividend Income Strategy Fund	Wilmington Large-Cap Strategy Fund
INVESTMENT INCOME:
Dividends	$1,202,964 (a)	$8,291,876	(a),(b)
Securities lending income, net	422	54,959

TOTAL INVESTMENT INCOME	1,203,386	8,346,835

EXPENSES:
Investment advisory fees	144,492	1,250,897
Administration fees	10,919	151,346
Portfolio accounting and administration fees	19,964	123,283
Custodian fees	581	32,292
Transfer and dividend disbursing agent fees and expenses	37,095	33,279
Trustees’ fees	65,311	65,311
Professional fees	106,543	102,620
Distribution services fee—Class A	85,257	—
Shareholder services fee—Class A	85,257	—
Share registration costs	19,205	20,383
Printing and postage	13,830	17,435
Miscellaneous	38,200	69,427

TOTAL EXPENSES	626,654	1,866,273

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(275,525)	(615,376)
Waiver of shareholder services fee—Class A	(85,257)	—

TOTAL WAIVERS AND REIMBURSEMENTS	(360,782)	(615,376)

Net expenses	265,872	1,250,897

Net investment income	937,514	7,095,938

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on unaffiliated investments	50,001	31,396,351
Net realized gain (loss) on foreign currency transactions	(28)	—

Net realized gain (loss)	49,973	31,396,351

Net change in unrealized appreciation (depreciation) on unaffiliated investments	(393,924)	(30,269,566)
Net change in unrealized appreciation (depreciation) on affiliated investments	—	(94,871)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	103	—

Net change in unrealized appreciation (depreciation)	(393,821)	(30,364,437)

Net realized and unrealized gain (loss)	(343,848)	1,031,914

Change in net assets resulting from operations	$593,666	$8,127,852

(a)	Net of foreign withholding taxes withheld of $6,198 and $1,272, respectively.
(b)	Includes $11,383 received from affiliated issuers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

25	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington Enhanced Dividend Income Strategy Fund		Wilmington Large-Cap Strategy Fund

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
OPERATIONS:
Net investment income	$937,514	$980,587	$7,095,938	$6,753,988
Net realized gain (loss)	49,973	951,778	31,396,351	40,473,302
Net change in unrealized appreciation (depreciation)	(393,821)	(401,458)	(30,364,437)	(56,305,199)

Change in net assets resulting from operations	593,666	1,530,907	8,127,852	(9,077,909)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,080,484)	(1,062,214)	—	—
Class I	(66,758)	(17,047)	(54,830,455)	(35,623,835)

Total distributions to shareholders	(1,147,242)	(1,079,261)	(54,830,455)	(35,623,835)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	304,275	340,978	—	—
Class I	2,726,284	102,687	51,269,312	33,603,420
Distributions reinvested
Class A	1,067,482	1,019,563	—	—
Class I	34,696	15,888	41,005,261	25,436,502
Cost of shares redeemed
Class A	(2,865,099)	(4,070,108)	—	—
Class I	(375,061)	(121,455)	(88,254,437)	(84,227,517)

Change in net assets resulting from share transactions	892,577	(2,712,447)	4,020,136	(25,187,595)

Change in net assets	339,001	(2,260,801)	(42,682,467)	(69,889,339)

NET ASSETS:
Beginning of year	35,756,671	38,017,472	553,649,082	623,538,421

End of year	$36,095,672	$35,756,671	$510,966,615	$553,649,082

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	26,182	28,643	—	—
Class I	230,262	8,620	2,044,488	1,083,160
Distributions reinvested
Class A	94,571	86,229	—	—
Class I	3,023	1,341	1,689,136	797,216
Shares redeemed
Class A	(247,041)	(342,889)	—	—
Class I	(31,967)	(10,257)	(3,361,913)	(2,723,466)

Net change resulting from share transactions	75,030	(228,313)	371,711	(843,090)

See Notes which are an integral part of the Financial Statements

April 30, 2023 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	26

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON ENHANCED DIVIDEND INCOME STRATEGY FUND

CLASS A	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019

Net Asset Value, Beginning of Year	$11.67	$11.55		$9.54	$10.54	$10.47
Income (Loss) From Operations:
Net Investment Income(a)	0.30	0.31		0.29	0.40	0.36
Net Realized and Unrealized Gain (Loss)	(0.12)	0.15		2.04	(1.02)	0.11

Total Income (Loss) From Operations	0.18	0.46		2.33	(0.62)	0.47

Less Distributions From:
Net Investment Income	(0.29)	(0.34)		(0.32)	(0.38)	(0.36)
Net Realized Gains	(0.07)	—		—	—	(0.04)

Total Distributions	(0.36)	(0.34)		(0.32)	(0.38)	(0.40)

Net Asset Value, End of Year	$11.49	$11.67		$11.55	$9.54	$10.54

Total Return(b)	1.69%	3.99%		24.86%	(6.17)%	4.66%
Net Assets, End of Year (000’s)	$33,151	$35,124		$37,388	$32,708	$38,943
Ratios to Average Net Assets
Gross Expense(c)	1.76%	1.85%		1.69%	1.68%	1.67%
Net Expense(c),(d)	0.75%	0.67%		0.60%	0.60%	0.60%
Net Investment Income	2.58%	2.61%		2.81%	3.86%	3.45%
Portfolio Turnover Rate	10%	66	%(e)	12%	14%	14%

CLASS I	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019

Net Asset Value, Beginning of Year	$11.69	$11.56		$9.55	$10.54	$10.48
Income (Loss) From Operations:
Net Investment Income(a)	0.32	0.34		0.32	0.44	0.39
Net Realized and Unrealized Gain (Loss)	(0.10)	0.15		2.03	(1.02)	0.10

Total Income (Loss) From Operations	0.22	0.49		2.35	(0.58)	0.49

Less Distributions From:
Net Investment Income	(0.31)	(0.36)		(0.34)	(0.41)	(0.39)
Net Realized Gains	(0.07)	—		—	—	(0.04)

Total Distributions	(0.38)	(0.36)		(0.34)	(0.41)	(0.43)

Net Asset Value, End of Year	$11.53	$11.69		$11.56	$9.55	$10.54

Total Return(b)	2.03%	4.25%		25.09%	(5.83)%	4.82%
Net Assets, End of Year (000’s)	$2,945	$633		$629	$498	$637
Ratios to Average Net Assets
Gross Expense(c)	1.25%	1.37%		1.38%	1.44%	1.40%
Net Expense(c),(d)	0.50%	0.42%		0.35%	0.35%	0.35%
Net Investment Income	2.78%	2.82%		3.06%	4.20%	3.72%
Portfolio Turnover Rate	10%	66	%(e)	12%	14%	14%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

(e)

In November 2021, the Fund transitioned to the equity focused Wilmington Enhanced Dividend Income Strategy Fund from the Wilmington Diversified Income Fund. As a result, the portfolio turnover rate for the year ended April 30, 2022 was significantly higher than that of previous fiscal years.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

27	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON LARGE-CAP STRATEGY FUND

CLASS I	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019

Net Asset Value, Beginning of Year	$27.84	$30.08	$22.08	$23.36	$21.98
Income (Loss) From Operations:
Net Investment Income(a)	0.36	0.33	0.35	0.39	0.37
Net Realized and Unrealized Gain (Loss)	(0.04)	(0.80)	10.11	(0.32)	2.32

Total Income (Loss) From Operations	0.32	(0.47)	10.46	0.07	2.69

Less Distributions From:
Net Investment Income	(0.34)	(0.33)	(0.37)	(0.41)	(0.38)
Net Realized Gains	(2.60)	(1.44)	(2.09)	(0.94)	(0.93)

Total Distributions	(2.94)	(1.77)	(2.46)	(1.35)	(1.31)

Net Asset Value, End of Year	$25.22	$27.84	$30.08	$22.08	$23.36

Total Return	1.72%	(2.24)%	49.12%	0.09%	12.93%
Net Assets, End of Year (000’s)	$510,967	$553,649	$623,538	$467,392	$527,818
Ratios to Average Net Assets
Gross Expense(b)	0.37%	0.53%	0.80%	0.86%	0.89%
Net Expense(b), (c)	0.25%	0.25%	0.25%	0.25%	0.25%
Net Investment Income	1.42%	1.07%	1.34%	1.69%	1.65%
Portfolio Turnover Rate	13%	9%	14%	26%	13%

(a)	Per share amounts have been calculated using the average shares method.

(b)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(c)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

April 30, 2023 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	28

Wilmington Funds

April 30, 2023

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 funds, 2 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 8 funds are presented in separate reports.

Fund	Investment Goal

Wilmington Enhanced Dividend Income Strategy Fund (“Enhanced Dividend Income Strategy Fund”)(d)	The Fund seeks a high level of total return consistent with a moderate level of risk.

Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)(d)	The Fund seeks to achieve long-term capital appreciation.

(d) Diversified

The Enhanced Dividend Income Strategy Fund offers Class A and Class I shares, and the Large-Cap Strategy Fund offers Class I shares. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value – The net asset value (‘‘NAV’’) per share for each class of a Fund is computed by dividing the total current value of the assets of the Fund, less its liabilities, attributable to the class by the total number of shares outstanding of the class at the time of such computation. The NAV per share for each class of a Fund is computed as of 4:00 p.m. (Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for regular trading.

Investment Valuation – The Board of Trustees (“Trustees”) has adopted Valuation Policies and Procedures (“Valuation Procedures”) and has delegated responsibilities to Wilmington Funds Management Corporation (“WFMC” or the “Advisor”), in its role as the Trust’s investment advisor, with respect to the valuation of the Funds’ investments. The Advisor, acting through its Pricing Committee, carries out all of the functions set forth below to determine fair value in good faith with respect to a Fund’s investments. The fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•	investments in open-end regulated investment companies are valued at NAV;

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value;

•	price information on listed securities, including Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”), is taken from the exchange where the security is primarily traded; and

•	for all other securities, at fair value as determined by the Advisor in accordance with the Valuation Procedures.

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing their NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a

ANNUAL REPORT / April 30, 2023

29	NOTES TO FINANCIAL STATEMENTS (continued)

security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (Systematic International Fair Value Pricing (“SIFVP”)).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. The Funds may utilize SIFVP which could result in certain equity securities being categorized as Level 2. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with the Valuation Procedures. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2023, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)

Enhanced Dividend Income Strategy Fund
Bank of America Securities, Inc.	$108	$108	$—	$—
Citigroup Global Markets Ltd.	108	108	—	—
Deutsche Bank Securities, Inc.	100	100	—	—
HSBC Securities USA, Inc.	108	108	—	—
RBC Dominion Securities, Inc.	108	108	—	—

	$532	$532	$—	$—

Large-Cap Strategy Fund
Bank of America Securities, Inc.	$308,299	$308,299	$—	$—
Bank of Montreal	89,470	89,470	—	—
Daiwa Capital Markets America	308,299	308,299	—	—
Deutsche Bank Securities, Inc.	308,299	308,299	—	—
HSBC Securities USA, Inc.	308,299	308,299	—	—
RBC Dominion Securities, Inc.	308,299	308,299	—	—

	$1,630,965	$1,630,965	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net exposure represents the receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign

April 30, 2023 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	30

dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Distributions received from real estate investment trusts (“REITS”) are recorded as dividend income, capital gain, or return of capital as reported by such REITs, or based on management’s estimates to the extent actual information has not been reported. Estimates are adjusted to the actual amounts when the amounts are determined. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis and includes proceeds from litigation, if any. Withholding taxes and, where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

The Enhanced Dividend Income Strategy Fund offers multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income, if any, are declared and paid quarterly for the Funds.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Funds. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Under the terms of the agreement, cash collateral received is invested in one or more approved investments. Investments purchased with cash collateral are presented on the Portfolios of Investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds.

At April 30, 2023, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Exposure(2)

Large-Cap Strategy Fund	$1,589,503	$1,589,503	$—

(1)

Collateral with a value of $1,630,965 has been received in connection with securities lending transactions. The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net exposure represents the receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

No provision for federal income taxes has been made, as it is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year all of its taxable income and realized gains.

Each Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the tax returns are filed. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the year ended April 30, 2023.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to losses deferred due to wash sales. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings and paid-in capital in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of April 30, 2023, the following reclassifications were made on the Statements of Assets and Liabilities for permanent differences:

ANNUAL REPORT / April 30, 2023

31	NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Paid-in Capital	Distributable Earnings (Loss)

Enhanced Dividend Income Strategy Fund	$595	$(595)

The tax character of distributions for the corresponding fiscal year ended April 30, were as follows:

	2023		2022
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains

Enhanced Dividend Income Strategy Fund	$ 918,836	$ 228,406	$1,079,261	$ —
Large-Cap Strategy Fund	7,025,237	47,805,218	8,971,414	26,652,421

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)

Enhanced Dividend Income Strategy Fund	$ 32,058,356	$ 5,269,127	$ (1,229,417)	$ 4,039,710
Large-Cap Strategy Fund	180,963,097	348,210,981	(18,216,481)	329,994,500

As of April 30, 2023, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals	Distributable Earnings

Enhanced Dividend Income Strategy Fund	$ 139,126	$ 49,168	$ 1	$ 4,039,665	$—	$—	$ 4,227,960
Large-Cap Strategy Fund	970,050	9,851,427	—	329,994,500	—	—	340,815,977

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – WFMC serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate

Enhanced Dividend Income Strategy Fund	0.40%
Large-Cap Strategy Fund	0.25%

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2023 so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

The contractual expense limitations are as follows:

	Current Contractual Expense Limitations
Fund	Class A	Class I

Enhanced Dividend Income Strategy Fund	0.75%	0.50%
Large-Cap Strategy Fund	—	0.25%

April 30, 2023 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	32

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. BNYM fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. WFMC fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2023, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, as applicable, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2023, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received distribution services fees paid by the Funds as follows:

Fund	Distribution Fees from Class A

Enhanced Dividend Income Strategy Fund	$742

Sales Charges – The Funds’ Class A shares, as applicable, bear front-end sales charges.

For the year ended April 30, 2023, M&T did not receive any sales charges on the sale of Class A shares.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of the Funds’ Class A shares, as applicable, to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts.

M&T has entered into a Shareholder Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of the Funds’ Class A shares, as applicable. The Funds may reduce the maximum amount of shareholder service fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2023, M&T did not receive any shareholder service fees from the Funds.

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Trustees and Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

ANNUAL REPORT / April 30, 2023

33	NOTES TO FINANCIAL STATEMENTS (continued)

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended April 30, 2023 are as follows:

Fund/ Affiliated Investment Name	Value 4/30/22	Purchases	Sales	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value 4/30/23	Number of Shares 4/30/23	Dividend Income	Capital Gain Distributions

Large-Cap Strategy Fund

Common Stock - 0.0%*
M&T Bank Corp.	$387,105	$—	$—	$—	$(94,871)	$292,234	2,323	$11,383	$—

*	As a percentage of Net Assets as of April 30, 2023.

The Funds may execute trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for the year ended April 30, 2023 were as follows:

Fund	Commissions

Large-Cap Strategy Fund	$10,589

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and U.S. Government Securities, for the year ended April 30, 2023 were as follows:

Fund	Purchases	Sales
Enhanced Dividend Income Strategy Fund	$ 4,233,866	$ 3,602,189
Large-Cap Strategy Fund	67,379,345	112,429,298

6.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on a Fund and its investments.

The principal risks of investing in the Funds are described more fully in the Funds’ prospectus.

7.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

8.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM, which was renewed and became effective March 29, 2023. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the highest of (a) the federal funds effective rate for such day, (b) the Daily Simple Secured Overnight Financing Rate (SOFR) for such day plus 0.10%, or (c) zero percent. The LOC includes a commitment fee of 0.20% per annum on the daily unused portion. The LOC expires on March 27, 2024.

The Funds did not utilize the LOC during the year ended April 30, 2023.

April 30, 2023 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)	34

9.	NEW REGULATORY PRONOUNCEMENT

In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds. The rule and form amendments will require mutual funds to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The compliance date for the amendments is for shareholder reports filed on or after July 24, 2024.

10.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

ANNUAL REPORT / April 30, 2023

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington Enhanced Dividend Income Strategy Fund and Wilmington Large-Cap Strategy Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington Enhanced Dividend Income Strategy Fund and Wilmington Large-Cap Strategy Fund (two of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the four years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2023 and each of the financial highlights for each of the four years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended April 30, 2019 and the financial highlights for the year ended April 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 27, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 22, 2023

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

April 30, 2023 / ANNUAL REPORT

36

FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended April 30, 2023, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund

Enhanced Dividend Income Strategy Fund	95.71%
Large-Cap Strategy Fund	99.22%

For the fiscal year ended April 30, 2023, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 20%:

Fund

Enhanced Dividend Income Strategy Fund	98.56%
Large-Cap Strategy Fund	99.55%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

ANNUAL REPORT / April 30, 2023 (unaudited)

37

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 10 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Eric W. Taylor* Birth year: 1981 TRUSTEE Began serving: October 2022 PRESIDENT Began serving: August 2022

Principal Occupations: Executive Vice President, Head of Investment Implementation and Investment Advisor Services, Manufactures and Traders Trust Co. (August 2018—present).

Previous Positions: Director of Investment Planning and Portfolio Implementation (2017-2018); Regional Investment Advisory Lead and Regional Investment Implementation Officer (2013-2017); Senior Investment Advisory (2009-2013), Manufactures and Traders Trust Co.

Other Directorships Held: None

*       Eric W. Taylor is “interested” due to his current affiliation with Wilmington Trust, N.A., a subsidiary of M&T Bank Corporation and parent company of WFMC and WTIA, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Donald E. Foley Birth year: 1951 CHAIRMAN Began serving: January 2023 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (2014 to present); Trustee, 1290 Funds (2017 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (2012 to 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011).

Nicholas A. Giordano Birth year: 1943 TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (34 portfolios) (registered investment companies); Independence Blue Cross (1981 to 2021); IntriCon Corporation (body-worn products) (2001 to 2022).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17).

April 30, 2023 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	38

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Herspiegel Consulting LLC (pharmaceutical consulting) (12/20 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019);

Previous Positions: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (3/2020 to 11/2020); Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999); Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to present); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions
John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Senior Vice President, Wilmington Funds Management Corporation (2005 to present); Senior Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Kaushik Goswami Birth year: 1973 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER Began serving: October 2021

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Senior Vice President, M&T Bank.

Previous Positions: Vice President and Compliance Advisor, M&T Bank (2019-2021); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2015-2019).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Senior Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

ANNUAL REPORT / April 30, 2023 (unaudited)

39	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions
Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Senior Vice President and Assistant Secretary, Wilmington Funds; Wilmington Funds Management Corporation (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Senior Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1971 CHIEF EXECUTIVE OFFICER Began serving: June 2022

Principal Occupation: Managing Director, Fund Officers, ACA Group, previously Foreside Financial Group (2008 to present).

Previous Positions: Vice President, Co-Director, Financial Reporting, J.P. Morgan (2000 to 2008).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: October 2020

Principal Occupation: Senior Principal Consultant and Fund Principal Financial Officer, ACA Group, previously Foreside Financial Group (2020 to present).

Previous Positions: Partner, Ernst &Young LLP (2012 to 2020).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

April 30, 2023 (unaudited) / ANNUAL REPORT

40

Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 22, 2023, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP for the year of operation ending December 31, 2022. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third-party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third-party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended April 30, 2023. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

ANNUAL REPORT / April 30, 2023 (unaudited)

41

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Important information about the access and delivery of shareholder reports

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them. You will be notified by mail each time a report is posted on the Funds’ website and you will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive other communications electronically from the Fund by contacting your financial intermediary or, if you hold shares directly with the Fund, by calling 1-800-836-2211.

You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive paper reports will apply to all funds held directly with Wilmington Funds and may apply to all funds held with your financial intermediary.

April 30, 2023 (unaudited) / ANNUAL REPORT

42

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

March 1, 2023

The Wilmington Funds, their distributor, and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure. In accordance with current regulations, the Funds will: collect from customers only the non-public personal information needed to conduct the Funds’ business; insure the security and confidentiality of customer records and information; protect against unauthorized access to or use of customer records and information; protect against any anticipated threats or hazards to the security or integrity of customer records and information; and require companies that service the Funds to have an information security program in place that is reasonably designed to safeguard customer records and information.

Information Collected by the Funds

The Funds collect nonpublic personal information about you from the following sources:

●

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security or taxpayer identification number, date of birth, assets, income, account balances, and investment activity.

●

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence, and other communications. Examples of this information include specific investments and your account balances.

●	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

●

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

●

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

●

We may disclose some or all the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting, or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and direct such third parties to only use your information for the purpose it was provided. We require these third parties to treat your personal information with the same high degree of confidentiality that we do.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information, and to have an information security program in place that is reasonably designed to safeguard customer records and information. We do not permit third parties to use that information for their own or any other purposes, or rent, sell, trade, or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third-party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

ANNUAL REPORT / April 30, 2023 (unaudited)

43

Employee Access to Information

Our Code of Ethics, which applies to all employees, restricts the use of customer information, and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

●	Information or data entered into a website will be retained.

●

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit the Funds’ website, so you don’t have to resubmit personal information. Cookies provide faster access into the website.

●

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive information from the Funds by e-mail, it is our policy to include instructions in all e-mail messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mails on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to the Funds or its agents. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836- 2211.

What You Can Do

The safety and security of your Personal Information also depends on you. You are responsible for keeping your account information, such as your account number and login information for our website, confidential. For your protection, we recommend that you do not provide your account information, username, or password to anyone except a representative of the Funds as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement

The effective date of this Notice is March 1, 2023. We reserve the right to modify this Notice at any time. When it is revised, reviewed or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this Notice.

April 30, 2023 (unaudited) / ANNUAL REPORT

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Investment Advisor	Distributor
Wilmington Funds Management Corp.	ALPS Distributors, Inc.
1100 North Market Street	1290 Broadway, Suite 1100
9th Floor	Denver, CO 80203
Wilmington, DE 19890	Fund Accountant, Co-Administrator, Transfer Agent
Sub-Advisor	and Dividend Disbursing Agent
Wilmington Trust Investment Advisors, Inc.	BNY Mellon Investment Servicing (U.S.) Inc.
1100 North Market Street	301 Bellevue Parkway
9th Floor Wilmington, DE 19890	Wilmington, DE 19809
Independent Registered Public Accounting Firm
Co-Administrator	PricewaterhouseCoopers LLP
Wilmington Funds Management Corp.	Two Commerce Square
1100 North Market Street	2001 Market Street, Suite 1800
9th Floor	Philadelphia, PA 19103
Wilmington, DE 19890
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

WT-AR-EQ-0423
Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

WILMINGTON
FUNDS

April 30, 2023

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Equity Fund

Wilmington International Fund

Alternatives Fund

Wilmington Global Alpha Equities Fund

Asset Allocation Fund

Wilmington Real Asset Fund

                                                     Wilmington International Fund (“International Fund”)

                                                     Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”)

                                                     Wilmington Real Asset Fund (“Real Asset Fund”)

[This Page Intentionally Left Blank]

i

PRESIDENT’S MESSAGE (unaudited)

Esteemed Shareholder:

I am pleased to present the Annual Report of the International Fund, Global Alpha Equities Fund, and Real Asset Fund (the “Funds”), covering the annual fiscal period of May 1, 2022, through April 30, 2023. Inside you will find a comprehensive review of the Funds’ holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Funds’ investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Funds’ annual fiscal period.

The economy

The fiscal year included significant volatility, headlined by peak inflation and rapid changes to the financial landscape as the Federal Reserve (the “Fed”) remained steadfast in raising interest rates. In June 2022, U.S. Consumer Price Index (“CPI”) inflation posted a new 40-year high of 9.1% year-over-year, raising recession probabilities substantially. The Fed reacted by raising interest rates by 75 basis points1 for three consecutive meetings (the largest such moves in 30 years). The Fed continued to raise interest rates by another 100 basis points during the year bringing the upper bound of the Fed funds rate to 5.0%. As expected, inflation moderated throughout the year, falling to 5.0% year-over-year in April 2023, helped by easing goods prices and resolution of Covid-related supply chain issues. The U.S. labor force continued to grow, and the participation rate returned to its highest level since the onset of the pandemic. For most of the year, the labor market remained very tight by historical standards, with the unemployment rate edging down during the year to 3.5% (at one point touching a five-decade low of 3.4%). Near the end of the period, wage pressures showed signs of receding as hiring slowed and the labor market started to loosen—an encouraging sign for inflation and the Fed.

Tighter monetary policy was not restricted to the U.S. economy. Central banks across the globe were busy during the year, including the Bank of England (BoE) and the European Central Bank (ECB), as inflation remained elevated well above central bank targets. The war in Ukraine intensified after the Nord Stream Pipeline was sabotaged forcing European countries to scramble to fill oil and natural gas reserves before winter. Before the war, Russia supplied 40% of all gas consumed in Europe with a third of that coming from the Nord Stream pipeline. In China, economic data for much of the year remained weak due to stringent “zero-Covid” policies enacted by President Xi Jinping and the Chinese government. In December 2022, the Chinese government dropped its zero-Covid policy, sending Covid-19 infections soaring in its most densely populated cities. However, economic activity in China began to recover in the latter part of the fiscal year, evidenced by composite Purchasing Managers Index (PMI) returning to expansionary territory (54.4) after spending four months in contractionary territory.

Perhaps the biggest story of the year began unfolding on March 9th when a classic bank run took hold of Silicon Valley Bank (SVB), the 16th largest U.S. bank at the time. Shares of SVB plummeted over 60%, with pressure spilling over into the rest of the financial sector. A day later, SVB collapsed into FDIC receivership, sending shockwaves throughout financial markets. Shortly after the collapse of SVB, New York state regulators closed Signature Bank (SBNY) after the bank faced a “torrent of deposit outflows”. The global banking sector remained unnerved by the subsequent failures of Credit Suisse (taken over by UBS) and First Republic Bank (purchased by JP Morgan). Uncertainty regarding the regional banking sector and possible spillover from tightening financial conditions have raised the probability of a recession in the next twelve months.

Bond markets

The sharp increase in interest rates led to higher volatility in bond markets, and the MOVE index, a gauge of volatility in the Treasury market, surged to its highest level since 2008 (198.7). The rate sensitive 2-year Treasury yield ended the fiscal year 129 basis points higher (rising to 4.0%) while the 10-year yield peaked above 4.0% before settling around 3.4%. The yield curve continued to flash warnings signs with the 10y-minus-2y portion of the Treasury slope falling 80 basis points to finish at -58 basis points, and the 10y-minus-3m slope plummeting 372 basis points to end the year at -161 basis points. (All past recessions have been preceded by an inverted yield curve.) The bond market recovered from a challenging start to the year, with investment-grade tax exempt bonds finishing up 2.9%. Investment grade taxable bonds returned a more disappointing -0.4% during the period.

PRESIDENT’S MESSAGE / April 30, 2023 (unaudited)

ii

For the 12-month period May 1, 2022 to April 30, 2023, certain Bloomberg indices performed as follows:2

Bloomberg U.S. Treasury Bond Index[3]	Bloomberg U.S. Aggregate Bond Index[4]	Bloomberg U.S. Credit Bond Index[5]	Bloomberg Municipal Bond Index[6]	Bloomberg U.S. Corporate High Yield Bond Index[7]

-0.93%	-0.43%	0.72%	2.87%	1.22%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

U.S. large-cap equities started the fiscal year in decline, dropping nearly 13% through October. Large-cap equities then rallied over 17% through the remainder of the year due to several factors. In November, the mid-term elections concluded with congressional gridlock, an outcome typically preferred by financial markets. In March 2023, following the banking crisis, markets began to price in expectations of multiple rate cuts later in 2023, which also supported risky assets. Within equities, the information technology sector recovered from a challenging prior year and advanced 8.1% as investors flocked to higher quality companies and interest rates fell. (Excitement around generative AI also contributed to investor enthusiasm for technology stocks.) Growth stocks outperformed value, and small cap stocks were hit particularly hard (with the Russell 2000 down 3.7%) as the percentage of unprofitable companies in the index climbed to over 42% (above the long-term average of 28%).

In international markets, the MSCI EAFE delivered strong returns of 8.4% after countries across Europe were able to adequately stock up natural gas supplies for the winter and were supported by the reopening in China. Emerging markets fell out of favor, with the MSCI Emerging Markets declining 6.5%. China’s reopening was less robust than expected and geopolitical tensions between the U.S. and China remained elevated.

For the 12-month period May 1, 2022 to April 30, 2023, certain stock market indices performed as follows:

S&P 500® Index[8]	Russell 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]

2.66%	-3.65%	8.42%	-6.51%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Sincerely,

Eric W. Taylor, CFA

President

May 12, 2023

April 30, 2023 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.

Bloomberg U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Bloomberg Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.

Bloomberg U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.

Bloomberg Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.

The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of $152.3 million to $5 billion. The index is unmanaged and investments cannot be made directly in an index.

10.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets (Net) Index captures large and mid-cap representation across 24 Emerging Markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2023 (unaudited)

WILMINGTON INTERNATIONAL FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2023, Wilmington International Fund (the “Fund”) had a total return of 3.01%* for Class A and 3.23%* for Class I, versus its benchmark, the MSCI – All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US)** which had a total return of 3.05%.

The Fund’s near flat performance versus the benchmark masks activity in a market that was characterized by considerable volatility during the fiscal year. A confluence of events impacted global markets simultaneously beginning with the Federal Reserve’s (the “Fed”) efforts to bring inflation under control by rapidly hiking rates from 0.1% entering 2022 to 4.5% exiting the calendar year. The magnitude and rapid pace of the Fed activity when compared to a more measured pace of rate activity in other economies precipitated a surge in the U.S. dollar versus foreign currencies, providing a headwind for U.S. investors seeking diversification benefits in international markets. Not surprisingly, emerging markets trailed in this environment.

Russia’s invasion of Ukraine in February 2022 was also a major source of volatility, driving a spike in energy prices and disrupting the flow of goods and services across Europe and the world. This situation was exacerbated by the multitude of sanctions that were levied on Russia in the months that followed. Probably the greatest fear was for the energy needs of Europe entering the winter season, with concerns over the adequacy of supply. Fortunately, nature came to the aid of Europe, delivering a mild winter that released the pressure of this concern.

China provided a third element of impact by rigidly enforcing their Covid-0 policy for the majority of 2022. While other countries relaxed controls as the virus subsided, China became a victim of their own policy, as progress on population immunity was impeded by this lockdown approach. The Covid-0 policy was a major disruption to supply chains globally, adding to an already mushrooming global inflation problem. In a somewhat surprising move, exiting the 20th Party Congress held in October, the Chinese government decided to move aggressively to end the Covid-0 policy. This about face helped to unclog supply chains, and also reopened a Chinese economy that had been shackled by the policy.

Against this backdrop of macro-driven volatility, the Fund finished the fiscal year approximately even with the benchmark. Performance of the subadvisors that contribute to the Fund was mixed – in general our European advisors underperformed their regional benchmarks, while our Japan and Asia ex-Japan allocations outperformed. Our decision to allocate a sizable portion of our European allocation to a tax-managed strategy early in the fiscal year proved effective. This type of strategy feeds off volatility, and the tax advantages achieved by that allocation over the fiscal year were material.

As we enter the new fiscal year, the environment has settled somewhat. European interest rates have narrowed the gap with Fed rates, leading to an easing of the dollar and, at least in the near-term, a more stable currency environment. Concerns related to supply chain issues in China have abated, but geopolitical tensions remain along with some questions as to the real strength of China’s economic rebound. With rates now elevated, forecasters have turned to handicapping the potential for recessions in various economies. Unfortunately, the tragic war in Ukraine continues, but the economic process of adaptation to this negative conflict seems to be in place.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A shares was -2.64%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 46 country indices comprising 22 developed and 24 emerging market country indices. The developed market country indices included are:Australia,Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2023 (unaudited) / ANNUAL REPORT

WILMINGTON INTERNATIONAL FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of Wilmington International Fund from April 30, 2013 to April 30, 2023, compared to the MSCI ACWI ex-US Net Index2.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -2.64%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/23

	1 Year	5 Years	10 Years

Class A^	-2.64%	-0.18%	2.90%

Class I^	3.23%	1.13%	3.64%

MSCI ACWI ex-US Net Index[2]	3.05%	2.50%	3.97%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.53% and 1.12%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.03% and 0.87%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the MSCI ACWI ex-US Net Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2023 (unaudited)

WILMINGTON GLOBAL ALPHA EQUITIES FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2023, the Wilmington Global Alpha Equities Fund (the “Fund”) had a total return of 3.51%* for Class A shares and 3.75%* for Class I shares, versus its benchmark, the HFRX Equity Hedge Fund Index**, which had a total return of 0.22%.

During the fiscal year ended April 30, 2023, the Fund had positive returns and outperformed its benchmark. Additionally, it outperformed the MSCI-All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) *** in an up year, dramatically outperforming what would be expected given the Fund’s target beta of 0.4.

The Fund is a portfolio of long only equity strategies run by Wellington’s different portfolio management teams overseen by Wellington’s Fundamental Factor Team, which also runs a long factor overlay sleeve and hedges the portfolio with equity index futures.

For the year, the long only equity strategies outperformed Global Equities as represented by the MSCI ACWI ex-US. From an underlying strategy perspective, seven Portfolio Managers (“PM”) outperformed the MSCI ACWI ex US, while two underperformed. The top performer was the Fund’s international value, while the poorest performer was the China focused manager, which is unsurprising as China dramatically underperformed. The PM is included in the portfolio, not as a bet on China outperformance but rather to ensure that the Fund is not underweight China (which remains an engine of global growth) as well as belief in the ability to generate excess return.

The Fund uses short equity index futures positions to reduce the Fund’s net long exposure to the global equity market as well as manage overweights and underweights that arise from the Fund’s long exposure. Equity index futures performance was beneficial, underperforming long book exposure and the MSCI ACWI improving fund risk/return measures.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A shares was -2.18%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The HFRX Equity Hedge Index measures the performance of hedge fund strategies that primarily maintain long and short positions in equity and equity derivative securities. Equity Hedge managers typically maintain at least 50%, and in some cases may be entirely invested in equity-related securities, both long and short. Managers may employ a broad range of processes and strategies, including both quantitative and fundamental techniques, as well as net exposures, level of concentration, use of leverage, holding periods, and market capitalizations. The Index is weighted by asset size among reporting funds, which must have at least $50 million in assets or have been active for at least 12 months. The index is unmanaged and it is not possible to invest directly in an index.

***

The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 46 country indices comprising 22 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and it is not possible to invest directly in an index.

Beta is a measure of a portfolio’s sensitivity to market movements, or systematic risk. The larger the Beta, the more volatile the historical performance. Beta compares the portfolio’s excess return over the risk free rate, typically represented by the return of 3-month Treasury Bills, to the benchmark’s excess return over the risk free rate. A Beta of 0.85 indicates that the portfolio performed 15% worse than the market’s excess return during up markets and 15% better during down markets.

A long position is the buying of a stock, commodity, or currency with the expectation that it will rise in value in the future.

Equity Index Futures are derivatives instruments that give investors exposure to price movements on an underlying index.

Investing involves risk and you may incur a profit or a loss. Investments such as mutual funds which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Diversification does not ensure a profit or guarantee against a loss. There is no assurance that any investment strategy will be successful. Any investment in the Fund should be part of an overall investment program rather than, in itself, a complete program. Because the Fund invests in underlying mutual funds or other managed strategies, an investor in the Fund will bear the management fees and operating expenses of the “Underlying Strategies” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Strategies, and the returns may therefore be lower.

The Fund, the Sub-Advisers, and the Underlying Strategies may use aggressive investment strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the

April 30, 2023 (unaudited) / ANNUAL REPORT

Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation to the market. The use of leverage may magnify losses.

The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, and Collateralized Mortgage Obligations (“CMO”). Please see the prospectus and summary prospectus for information on these as well as other risk considerations.

ANNUAL REPORT / April 30, 2023 (unaudited)

WILMINGTON GLOBAL ALPHA EQUITIES FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington Global Alpha Equities Fund from April 30, 2013 to April 30, 2023, compared to the HFRX Equity Hedge Fund Index2.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -2.18%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/23

	1 Year	5 Years	10 Years

Class A^	-2.18%	1.73%	1.89%

Class I^	3.75%	3.16%	2.74%

HFRX Equity Hedge Fund Index[2]	0.22%	2.80%	2.85%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.96% and 1.50%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.46% and 1.25%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the HFRX Equity Hedge Fund Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2023 (unaudited) / ANNUAL REPORT

WILMINGTON REAL ASSET FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2023, Wilmington Real Asset Fund (the “Fund”) had a total return of -14.44%* for Class A shares and -14.21%* for Class I shares, versus its benchmark, the S&P Developed Property Index**, the Bloomberg U.S. Treasury Inflation Protected Securities Index (“Bloomberg U.S. TIPS Index”)***, the Bloomberg Commodity Index (Total Return)****, and the Real Asset Blended Index, which had total returns of -15.53%, -4.00%, -16.60% and -14.07%, respectively.

The Real Asset Blended Index is a mix of 50.0% S&P Developed Property Index and 50.0% Bloomberg Commodity Index (Total Return). This was changed from 37.5% S&P Developed Property Index, 37.5% Bloomberg Commodity Index, and 25% Bloomberg U.S. Treasury Inflation Linked Bond Index due to the belief that strategic long-term investment in inflation-linked bonds (“ILB”) will not be additive to portfolios. Long-term inflation-linked bond returns may be less compelling going forward. During the year, the Fund (Class I shares) slightly underperformed the blended index. Selection added, but was not enough to make up for fees.

U.S. ILB markets posted negative returns during the fiscal year as inflation was offset by dramatically increasing yields. During the year, the Consumer Price Index (“CPI”) hit 9%, a level not seen for 40 years, before rapidly dropping below 5%. Inflation expectations also fell dramatically, with 2-year expectations going from nearly 4.5% in June 2022 down to the feds 2% target by the end of year. Given the muted forward inflation expectations, the Fund reduced its exposure before eliminating it altogether early in 2023.

Global real estate securities, as measured by the S&P Developed Property Index, were down -15.5% for the fiscal year, underperforming broad equities. Higher interest rates were the major headwind, both because higher mortgage rates increase cost of owning real estate as well as some yield focused investors migrating from income paying real estate to fixed income. U.S. and international real estate were both hit in equal measures while Emerging Markets (“EM”) did slightly better. The Fund’s real estate allocation slightly outperformed due to some exposure to EM property.

Commodities lost 16.6% during the fiscal year, after more than doubling during the prior 2 fiscal years. The early part of the year saw some strength in commodities, largely due to the war in Ukraine, but prices soon fell due to economic slowdown fears as well as warmer than expected weather. The Fund’s commodity allocation outperformed due to exposure to commodity related equities which outperformed commodity futures.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A shares was -19.16%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	S&P Developed Property Index defines and measures the investable universe of publicly traded property companies in developed global markets.

***

The Bloomberg U.S. Treasury Inflation Protected Securities Index measures the performance of the U.S. Treasury Inflation Protected Securities market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

****

Bloomberg Commodity Index (Total Return) is designed to be a diversified benchmark for commodities as an asset class, and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of futures contracts on 20 physical commodities.

Inflation-linked bonds, or ILBs, are securities designed to help protect investors from inflation.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

ANNUAL REPORT / April 30, 2023 (unaudited)

WILMINGTON REAL ASSET FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington Real Asset Fund from April 30, 2013 to April 30, 2023, compared to the S&P Developed Property Index2, the Bloomberg Commodity Index2, Bloomberg U.S. TIPS Index2, and the Real Asset Blended Index3.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -19.16%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/23

	1 Year	5 Years	10 Years

Class A^	-19.16%	1.83%	1.22%

Class I^	-14.21%	3.25%	2.06%

S&P Developed Property Index[2]	-15.53%	0.88%	2.22%

Bloomberg Commodity Index[2]	-16.60%	4.67%	-1.51%

Bloomberg U.S. TIPS Index[2]	-4.00%	2.98%	1.42%

Real Asset Blended Index[3]	-14.07%	3.82%	2.61%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.43% and 1.08%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.93% and 0.83%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the Bloomberg U.S. TIPS Index, S&P Developed Property Index and the Bloomberg Commodity Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

[3]

The Real Asset Blended Index is calculated by the investment advisor and is currently based on a weighting of the following indices: 50.0% S&P Developed Property Index and 50.0% Bloomberg Commodity Index.

April 30, 2023 (unaudited) / ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022 to April 30, 2023.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2023.

	Beginning Account Value 11/01/22	Ending Account Value 4/30/23	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)
WILMINGTON INTERNATIONAL FUND

Actual

Class A	$1,000.00	$1,210.70	$5.92	1.08%

Class I	$1,000.00	$1,211.90	$4.55	0.83%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,019.44	$5.41	1.08%

Class I	$1,000.00	$1,020.68	$4.16	0.83%
WILMINGTON GLOBAL ALPHA EQUITIES FUND

Actual

Class A	$1,000.00	$1,056.80	$7.60	1.49%

Class I	$1,000.00	$1,058.90	$6.33	1.24%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,017.41	$7.45	1.49%

Class I	$1,000.00	$1,018.65	$6.21	1.24%
WILMINGTON REAL ASSET FUND

Actual

Class A	$1,000.00	$1,005.70	$4.08	0.82%

Class I	$1,000.00	$1,007.20	$2.84	0.57%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,020.73	$4.11	0.82%

Class I	$1,000.00	$1,021.97	$2.86	0.57%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which the Funds invest.

ANNUAL REPORT / April 30, 2023 (unaudited)

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington International Fund

At April 30, 2023, the Fund’s sector classifications and country allocations were as follows:

Percentage of Total Net Assets
Common Stocks
Financials	15.5%
Industrials	13.4%
Consumer Discretionary	11.7%
Information Technology	10.1%
Health Care	10.0%
Consumer Staples	7.8%
Materials	7.2%
Communication Services	4.4%
Energy	3.1%
Real Estate	2.1%
Utilities	2.1%
Exchange-Traded Funds	3.4%
Equity-Linked Warrants	1.4%
Preferred Stocks	0.4%
Cash Equivalents(1)	5.9%
Cash Collateral Invested for Securities on Loan(2)	3.1%
Other Assets and Liabilities - Net(3)	(1.6)%

TOTAL	100.0%

Country Allocation	Percentage of Total Net Assets
Common Stocks
Japan	16.6%
United Kingdom	9.2%
France	8.2%
China	7.6%
United States	6.2%
Germany	4.8%
Switzerland	4.0%
Netherlands	3.9%
Hong Kong	3.0%
Taiwan	3.0%
Australia	2.8%
Denmark	2.5%
Sweden	2.5%
South Korea	2.4%
Italy	2.2%
Spain	1.5%
Belgium	1.4%
Singapore	1.2%
India	1.0%
All other countries less than 1.0%	3.4%
Exchange-Traded Funds	3.4%
Equity-Linked Warrants	1.4%
Preferred Stocks	0.4%
Cash Equivalents(1)	5.9%
Cash Collateral Invested for Securities on Loan(2)	3.1%
Other Assets and Liabilities - Net(3)	(1.6)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Cash Collateral Invested for Securities on Loan include investments in repurchase agreements.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS¢

April 30, 2023

Description	Number of Shares	Value

COMMON STOCKS – 87.4%

AUSTRALIA – 2.8%
ANZ Group Holdings Ltd.	144,733	$2,350,210
BHP Group Ltd.	118,792	3,525,449
Cochlear Ltd.	10,092	1,654,761
Flutter Entertainment PLC*	2,480	495,548
Glencore PLC	173,201	1,022,342
Incitec Pivot Ltd.	691,295	1,472,884
Rio Tinto Ltd.	23,239	1,743,034
Rio Tinto PLC	17,192	1,092,937

Description	Number of Shares	Value

Woodside Energy Group Ltd.	43,408	$984,942

TOTAL AUSTRALIA		$14,342,107

AUSTRIA – 0.1%
Erste Group Bank AG	9,625	349,957
voestalpine AG	9,611	333,230

TOTAL AUSTRIA		$683,187

BELGIUM – 1.4%
Ageas SA	4,060	180,896
Anheuser-Busch InBev SA	24,971	1,623,601
D’ieteren Group	478	90,002

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	10

Wilmington International Fund (continued)

Description	Number of Shares	Value

Elia Group SA	385	$52,791
Groupe Bruxelles Lambert NV	4,425	397,150
KBC Group NV	14,186	1,014,135
Lotus Bakeries NV	119	821,694
Montea NV	8,410	736,826
Solvay SA	3,446	413,584
UCB SA#	12,157	1,130,085
Umicore SA	10,011	328,616
Warehouses De Pauw	2,385	71,315
Xior Student Housing NV	19,287	612,530

TOTAL BELGIUM		$7,473,225

CHINA – 7.6%
Alibaba Group Holding Ltd.*	205,228	2,170,004
Alibaba Group Holding Ltd., ADR*	17,565	1,487,580
Baozun, Inc., Class A*,#	463,100	706,531
Budweiser Brewing Co. APAC Ltd.#	577,900	1,669,675
China Mengniu Dairy Co. Ltd.*	432,000	1,743,800
China Pacific Insurance Group Co. Ltd., Class H	1,055,200	3,151,917
China Petroleum & Chemical Corp., Class H	3,800,000	2,490,580
China Resources Land Ltd.	324,000	1,508,789
China Resources Medical Holdings Co. Ltd.	21,000	19,610
China Tourism Group Duty Free Corp. Ltd., Class H*,#	27,100	579,706
Great Wall Motor Co. Ltd., Class H#	708,000	859,212
H World Group Ltd., ADR*	55,826	2,618,239
H World Group Ltd.*	47,300	221,257
Haitian International Holdings Ltd.	696,000	1,808,404
Hollysys Automation Technologies Ltd.*	91,280	1,456,829
Hutchmed China Ltd., ADR*,#	90,280	1,375,867
JD.com, Inc., Class A	94,391	1,684,676
Meituan, Class B*	83,960	1,434,915
Prosus NV*	22,877	1,711,967
Shenzhou International Group Holdings Ltd.#	128,800	1,237,145
Tencent Holdings Ltd.	132,200	5,871,810
Wuxi Biologics Cayman, Inc.*	213,500	1,273,066
Yum China Holdings, Inc.	19,183	1,173,616
Yum China Holdings, Inc.	17,800	1,089,333

TOTAL CHINA		$39,344,528

DENMARK – 2.5%
AP Moller - Maersk A/S, Class B	122	220,521
Carlsberg AS, Class B	6,829	1,130,178
Chr Hansen Holding A/S	5,023	390,938
Coloplast A/S, Class B	3,252	468,551
Danske Bank A/S*	46,700	986,994
Demant A/S*	20,980	899,118
DSV A/S	5,533	1,041,324
Genmab A/S*	1,212	498,089
Netcompany Group A/S*	14,373	556,265
Novo Nordisk A/S, Class B	34,174	5,684,999
ROCKWOOL A/S, Class B	931	225,491
Royal Unibrew A/S	9,309	832,077
Vestas Wind Systems A/S*	3,927	108,662

TOTAL DENMARK		$13,043,207

Description	Number of Shares	Value

FINLAND – 0.5%
Elisa OYJ	4,732	$293,863
Fortum OYJ	21,840	326,202
Kesko OYJ, Class B	10,725	223,593
Kone OYJ, Class B	782	44,614
Neste OYJ	9,423	456,680
Nokia OYJ	88,626	374,990
Nordea Bank Abp	49,116	545,643
Orion OYJ, Class B	2,637	123,868
Sampo OYJ, Class A	3,311	167,917
UPM-Kymmene OYJ	9,008	287,269

TOTAL FINLAND		$2,844,639

FRANCE – 8.2%
Accor SA*	8,048	285,520
Adevinta ASA*	15,666	120,674
Aeroports de Paris*	1,580	251,071
Air Liquide SA	5,948	1,069,987
Airbus SE	9,805	1,373,039
Alstom SA	13,359	335,773
AXA SA#	67,235	2,194,562
BNP Paribas SA	17,010	1,099,074
Bollore SE	10,661	72,019
Bouygues SA	2,526	92,500
Capgemini SE	873	159,198
Carrefour SA	1,947	40,499
Cie de Saint-Gobain	11,886	688,137
Cie Generale des Etablissements Michelin SCA	18,073	575,582
Danone SA	18,288	1,210,367
Dassault Systemes SE	14,902	604,956
Edenred	21,551	1,400,247
Electricite de France SA	11,318	148,843
Engie SA	42,010	672,340
Esker SA	3,980	605,916
EssilorLuxottica SA	5,566	1,101,957
Eurazeo SE	10,431	744,814
Faurecia SE*	46,699	969,650
Hermes International	616	1,337,383
ID Logistics Group*	2,393	703,386
Ipsen SA	1,018	123,448
IPSOS	8,792	476,707
Kering SA	247	158,171
Legrand SA	6,377	603,608
L’Oreal SA	4,254	2,033,060
LVMH Moet Hennessy Louis Vuitton SE	6,292	6,052,157
Neoen SA#	26,842	805,891
Orange SA	133,035	1,731,573
Pernod Ricard SA	2,337	539,728
Publicis Groupe SA	2,950	241,183
Remy Cointreau SA	529	91,532
Renault SA*	8,859	329,050
Safran SA	6,825	1,061,422
Sartorius Stedim Biotech	307	82,245
Societe Generale SA	21,316	517,729
Sodexo SA	1,772	189,902
SPIE SA	30,420	949,500
Technip Energies NV	66,438	1,473,981

ANNUAL REPORT / April 30, 2023

11	PORTFOLIOS OF INVESTMENTS

      Wilmington International Fund (continued)

Description	Number of Shares	Value

Thales SA	6,700	$1,022,443
TotalEnergies SE	41,531	2,653,829
Veolia Environnement SA	21,025	665,755
Vinci SA#	13,329	1,648,680
Virbac SA	2,704	923,628
Vivendi SA	9,487	104,209
Worldline SA*	8,631	375,472

TOTAL FRANCE		$42,712,397

GERMANY – 4.8%
adidas AG	1,566	275,782
Allianz SE	6,711	1,685,178
BASF SE	18,268	944,897
Bayer AG	7,497	494,774
Bayerische Motoren Werke AG	15,068	1,688,888
Beiersdorf AG	1,552	216,705
Commerzbank AG*	27,413	304,644
Continental AG	4,365	306,280
Covestro AG*	5,498	241,200
Deutsche Boerse AG	2,909	554,771
Deutsche Lufthansa AG*	26,698	287,001
Deutsche Post AG	8,870	426,643
Deutsche Telekom AG	102,236	2,465,091
E.ON SE	56,424	746,362
Evotec SE*	30,561	561,295
Fresenius Medical Care AG & Co. KGaA	9,912	480,969
Fresenius SE & Co. KGaA	12,326	357,133
GEA Group AG	3,347	157,419
Hannover Rueck SE	1,004	214,514
HeidelbergCement AG	3,986	301,906
HelloFresh SE*	12,237	328,590
Henkel AG & Co. KGaA	2,366	174,976
Infineon Technologies AG	26,417	962,022
Krones AG	5,682	746,586
Mercedes-Benz Group AG	7,713	601,506
Merck KGaA	3,102	556,402
Muenchener Rueckversicherungs AG	3,950	1,484,519
Nemetschek SE	3,772	294,832
New Work SE	3,074	560,543
Puma SE	614	35,979
Rheinmetall AG	1,040	304,609
RWE AG	14,608	684,915
SAP SE	17,902	2,422,431
Siemens AG	13,183	2,172,983
Symrise AG	1,762	212,889
Telefonica Deutschland Holding AG	76,883	259,786
Vonovia SE	23,571	511,220
Zalando SE*	1,097	45,119

TOTAL GERMANY		$25,071,359

HONG KONG – 3.0%
AIA Group Ltd.	521,400	5,676,521
ASM Pacific Technology Ltd.	168,200	1,322,415
Hong Kong Exchanges & Clearing Ltd.	40,200	1,668,980
Johnson Electric Holdings Ltd.#	837,600	936,490
Prudential PLC	57,927	886,343
Swire Properties Ltd.	731,000	1,964,734

Description	Number of Shares	Value

Techtronic Industries Co. Ltd.	271,000	$2,931,811

TOTAL HONG KONG		$15,387,294

INDIA – 1.0%
HDFC Bank Ltd., ADR	76,512	5,340,538

INDONESIA – 0.4%
Bank Mandiri Persero Tbk PT	6,348,600	2,244,231

IRELAND – 0.6%
AerCap Holdings NV*	4,905	276,446
Bank of Ireland Group PLC	41,657	430,855
CRH PLC	34,609	1,670,022
Kerry Group PLC, Class A	4,750	500,292
Kingspan Group PLC	5,765	399,513

TOTAL IRELAND		$3,277,128

ITALY – 2.2%
Amplifon SpA	6,445	236,595
Assicurazioni Generali SpA	12,425	258,789
Coca-Cola HBC AG*	3,316	101,227
Enel SpA	63,047	430,744
Eni SpA	21,268	321,304
ERG SpA	28,563	862,551
Ferrari NV	2,895	806,687
FinecoBank Banca Fineco SpA	62,275	943,945
Infrastrutture Wireless Italiane SpA	106,451	1,477,489
Intesa Sanpaolo SpA	330,856	869,950
Mediobanca Banca di Credito Finanziario SpA	31,442	337,661
Moncler SpA	3,636	269,723
Nexi SpA*	32,422	268,836
Poste Italiane SpA	17,786	185,098
Prysmian SpA	20,239	828,294
Salvatore Ferragamo SpA#	44,588	783,983
Technoprobe SpA*	87,488	622,464
UniCredit SpA#	92,951	1,841,869

TOTAL ITALY		$11,447,209

JAPAN – 16.6%
ADEKA Corp.	65,300	1,102,752
AEON Financial Service Co. Ltd.	76,100	677,870
AGC, Inc.	26,200	976,864
Air Water, Inc.	74,700	943,893
Amano Corp.	71,400	1,453,772
Ariake Japan Co. Ltd.	15,000	608,349
Asahi Group Holdings Ltd.	22,400	865,404
BIPROGY Inc	37,500	904,109
Chubu Electric Power Co., Inc.	111,000	1,237,912
Dai-ichi Life Holdings, Inc.	36,800	684,509
Daikin Industries Ltd.	1,700	308,773
Daiseki Co. Ltd.	26,720	764,469
Daiwa House Industry Co. Ltd.	48,900	1,246,387
Denso Corp.	7,300	440,654
East Japan Railway Co.	22,500	1,287,487
ENEOS Holdings, Inc.	347,000	1,234,461
Fuji Electric Co. Ltd.	20,600	831,530
FUJIFILM Holdings Corp.	23,000	1,198,759
Hisamitsu Pharmaceutical Co., Inc.	9,700	268,298
Hitachi Ltd.	37,600	2,079,830

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	12

Wilmington International Fund (continued)

Description	Number of Shares	Value

Honda Motor Co. Ltd.	86,200	$2,286,285
Ichikoh Industries Ltd.	151,600	613,588
IHI Corp.	45,100	1,136,435
I-PEX, Inc.	8,100	83,177
ITOCHU Corp.	42,500	1,409,932
Iwatani Corp.	7,500	355,071
J Front Retailing Co. Ltd.	43,300	455,397
JAC Recruitment Co. Ltd.	46,700	872,555
JAFCO Group Co. Ltd.	30,700	391,183
Japan Airlines Co. Ltd.	28,200	537,960
JGC Holdings Corp.	52,600	658,040
JSP Corp.	21,400	246,383
Kamigumi Co. Ltd.	49,000	1,073,877
KH Neochem Co. Ltd.	69,300	1,194,872
Kinden Corp.	33,700	459,489
Komatsu Ltd.	1,500	37,305
Kumagai Gumi Co. Ltd.	47,500	1,009,889
Kureha Corp.	7,500	465,629
Kyocera Corp.	18,600	976,268
Life Corp.	35,400	750,929
Lion Corp.	97,900	1,067,289
Mabuchi Motor Co. Ltd.	22,600	637,822
Makita Corp.	43,100	1,215,882
MISUMI Group, Inc.	21,300	537,340
Mitsubishi Corp.	43,100	1,597,970
Mitsubishi Gas Chemical Co., Inc.	56,300	819,642
Mitsubishi UFJ Financial Group, Inc.	382,900	2,396,776
Mitsui Fudosan Co. Ltd.	25,300	502,509
Murata Manufacturing Co. Ltd.	16,900	958,841
Nabtesco Corp.	41,300	995,475
NEC Networks & System Integration Corp.	118,400	1,475,918
Nippon Telegraph & Telephone Corp.	70,700	2,157,338
Nitto Boseki Co. Ltd.	106,900	1,493,314
Nittoku Co. Ltd.#	43,100	829,576
NOK Corp.	12,900	173,841
Olympus Corp.	108,900	1,906,449
Pacific Industrial Co. Ltd.	68,500	618,943
Pan Pacific International Holdings Corp.	42,600	796,063
Penta-Ocean Construction Co. Ltd.	121,400	590,208
Recruit Holdings Co. Ltd.	2,000	56,107
Rengo Co. Ltd.	273,700	1,785,011
Resonac Holdings Corp.	15,100	239,112
Santen Pharmaceutical Co. Ltd.	44,900	377,772
SB Technology Corp.	48,700	832,198
SBI Holdings, Inc.	7,200	140,621
SCREEN Holdings Co. Ltd.	7,200	585,643
Seino Holdings Co. Ltd.	39,300	436,309
Septeni Holdings Co. Ltd.#	397,500	1,094,728
Shibaura Machine Co. Ltd.	35,500	826,453
SoftBank Group Corp.	39,400	1,477,595
Sohgo Security Services Co. Ltd.	17,100	477,590
Sompo Holdings, Inc.	35,600	1,485,574
Sony Group Corp.	30,500	2,759,449
SUMCO Corp.	31,100	428,299
Sumitomo Electric Industries Ltd.	67,000	855,072
Sumitomo Metal Mining Co. Ltd.	17,000	627,448
Sumitomo Mitsui Financial Group, Inc.	63,800	2,607,738

Description	Number of Shares	Value

Tadano Ltd.	68,100	$533,054
TDK Corp.	45,100	1,550,490
Terumo Corp.	22,500	673,780
Tess Holdings Co. Ltd.#	88,200	778,074
THK Co. Ltd.	41,800	937,781
Tokyo Century Corp.	17,800	612,359
Tokyu Fudosan Holdings Corp.	214,900	1,090,573
Tomy Co. Ltd.	28,400	320,899
Torii Pharmaceutical Co. Ltd.	16,100	408,744
Towa Corp.	41,600	626,016
Toyo Tanso Co. Ltd.	16,200	470,990
Toyoda Gosei Co. Ltd.	67,500	1,157,617
Toyota Motor Corp.	133,200	1,828,841
Tsumura & Co.	40,700	825,862
Ulvac, Inc.	13,100	520,050
WingArc1st, Inc.	50,200	819,421
Yamato Holdings Co. Ltd.	38,100	654,466

TOTAL JAPAN		$85,803,278

JORDAN – 0.1%
Hikma Pharmaceuticals PLC	14,123	327,100

LUXEMBOURG – 0.1%
Eurofins Scientific SE	4,619	322,636

MACAO – 0.4%
Galaxy Entertainment Group Ltd.*,#	293,000	2,085,368

NETHERLANDS – 3.9%
Aalberts NV	16,599	766,635
ABN AMRO Bank NV	18,397	294,853
Aegon NV	65,543	299,055
Akzo Nobel NV	2,531	209,967
Arcadis NV	20,403	842,826
Argenx SE*	2,806	1,082,410
ASM International NV	100	36,305
ASML Holding NV	6,546	4,154,175
ASR Nederland NV	26,979	1,186,608
EXOR NV*	4,080	335,780
Heineken Holding NV	1,960	188,123
Heineken NV#	12,663	1,454,031
IMCD NV	7,057	1,062,356
ING Groep NV	63,790	791,142
JDE Peet’s NV	4,656	141,624
Koninklijke Ahold Delhaize NV	50,560	1,738,489
Koninklijke Philips NV	23,028	486,167
NN Group NV	10,420	388,566
OCI NV	2,729	71,910
Shell PLC	118,322	3,635,819
Universal Music Group NV	11,460	250,371
Wolters Kluwer NV	4,417	585,225

TOTAL NETHERLANDS		$20,002,437

NORWAY – 0.4%
Aker BP ASA	2,051	49,031
DNB Bank ASA	17,651	310,482
Equinor ASA	11,150	321,020
NEL ASA*,#	316,544	435,006
Norsk Hydro ASA	15,183	111,733
Orkla ASA	4,530	32,561

ANNUAL REPORT / April 30, 2023

13	PORTFOLIOS OF INVESTMENTS

      Wilmington International Fund (continued)

Description	Number of Shares	Value

Salmar ASA	2,739	$121,690
Telenor ASA	32,988	411,629
TOMRA Systems ASA	27,492	421,570

TOTAL NORWAY		$2,214,722

PHILIPPINES – 0.3%
Ayala Land, Inc.	2,006,000	969,502
Converge Information and Communications Technology Solutions, Inc.*	2,982,000	636,772

TOTAL PHILIPPINES		$1,606,274

PORTUGAL – 0.1%
EDP-Energias de Portugal SA	70,399	387,898

SINGAPORE – 1.2%
Oversea-Chinese Banking Corp. Ltd.	368,161	3,483,132
Sea Ltd., ADR*	16,729	1,274,248
STMicroelectronics NV	7,586	324,507
STMicroelectronics NV	20,800	889,117

TOTAL SINGAPORE		$5,971,004

SOUTH AFRICA – 0.1%
Anglo American PLC	21,860	673,598

SOUTH KOREA – 2.4%
Delivery Hero SE*	940	37,573
LG Chem Ltd.	6,108	3,392,893
Samsung Electronics Co. Ltd.	167,698	8,251,429
SK Hynix, Inc.	9,966	670,547

TOTAL SOUTH KOREA		$12,352,442

SPAIN – 1.5%
Acciona SA	1,540	285,345
ACS Actividades de Construccion y Servicios SA	10,630	365,491
Aena SME SA*	300	50,525
Amadeus IT Group SA*	750	52,714
Banco Bilbao Vizcaya Argentaria SA	129,307	946,655
Banco Santander SA	329,088	1,156,112
Bankinter SA#	177,711	1,050,844
Befesa SA	10,593	476,927
CaixaBank SA	51,716	191,432
Cellnex Telecom SA	2,436	102,565
EDP Renovaveis SA	10,525	233,947
Ferrovial SA	15,376	482,090
Grifols SA*	24,567	252,883
Iberdrola SA	66,184	857,619
Industria de Diseno Textil SA	24,953	857,803
Red Electrica Corp. SA	4,982	90,579
Repsol SA	20,679	303,769
Telefonica SA	20,763	94,310

TOTAL SPAIN		$7,851,610

SWEDEN – 2.5%
Alfa Laval AB	3,564	130,754
Alleima AB*	3,640	18,686
Assa Abloy AB, Class B	23,431	558,267
Atlas Copco AB, Class A	79,427	1,148,842
Avanza Bank Holding AB#	25,024	532,444
Axfood AB	31,827	789,856

Description	Number of Shares	Value

Boliden AB	4,830	$172,609
Epiroc AB, Class A	25,577	512,386
EQT AB	7,675	165,305
Essity AB, Class B	38,978	1,181,240
Evolution AB	2,115	282,582
Fastighets AB Balder, Class B*	9,777	45,520
Fortnox AB	89,174	614,671
GARO AB	44,977	357,298
Getinge AB, Class B	5,114	129,798
H & M Hennes & Mauritz AB, Class B	15,844	232,286
Hexagon AB, Class B	45,972	526,366
Holmen AB, Class B	4,433	167,700
Industrivarden AB, Class C	7,754	221,427
Investment AB Latour, Class B	1,529	33,105
Investor AB, Class B	23,976	515,080
L E Lundbergforetagen AB, Class B	5,211	250,030
Nibe Industrier AB, Class B	22,525	252,210
Securitas AB, Class B	15,037	134,781
Skandinaviska Enskilda Banken AB, Class A	32,592	370,596
SKF AB, Class B	5,282	95,666
Svenska Handelsbanken AB, Class A	43,874	387,837
Swedbank AB, Class A#	83,402	1,449,230
Telefonaktiebolaget LM Ericsson, Class B	15,434	84,975
Telia Co. AB	17,216	47,932
Thule Group AB#	22,510	651,070
Volvo AB, Class B	22,499	462,595
Volvo Car AB, Class B*	53,064	219,034

TOTAL SWEDEN		$12,742,178

SWITZERLAND – 4.0%
ABB Ltd.	26,057	939,971
Barry Callebaut AG	32	68,323
Bossard Holding AG, Class A	3,620	887,781
Chocoladefabriken Lindt & Spruengli AG	51	629,703
Cie Financiere Richemont SA, Class A	9,580	1,583,582
Clariant AG*,#	46,772	780,167
Emmi AG#	1,040	1,082,332
EMS-Chemie Holding AG	156	128,123
Geberit AG	226	128,721
Givaudan SA	43	150,413
Julius Baer Group Ltd.	3,374	241,768
Lonza Group AG	1,573	980,986
Novartis AG	42,665	4,364,369
Partners Group Holding AG	534	518,372
Schindler Holding AG	815	174,103
SGS SA	1,150	104,070
Siegfried Holding AG*	1,322	1,018,877
SIG Group AG*	3,952	105,778
Sika AG	3,065	846,623
Sonova Holding AG	981	311,101
Swatch Group AG - BR (The)	902	309,442
Swatch Group AG (The)	2,251	142,011
Swiss Life Holding AG	820	541,247
Swiss Prime Site AG	768	69,519
Swisscom AG	786	539,629
UBS Group AG	62,727	1,276,655
VAT Group AG	1,042	367,607

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	14

Wilmington International Fund (continued)

Description	Number of Shares	Value

Zurich Insurance Group AG	4,747	$2,302,068

TOTAL SWITZERLAND		$20,593,341

TAIWAN – 3.0%
MediaTek, Inc.	107,000	2,326,592
Merida Industry Co. Ltd.	308,000	1,724,787
Taiwan Semiconductor Manufacturing Co. Ltd.	692,000	11,331,911

TOTAL TAIWAN		$15,383,290

THAILAND – 0.3%
Kasikornbank PCL	474,100	1,740,600

UNITED KINGDOM – 9.2%
3i Group PLC	63,400	1,410,589
Allfunds Group PLC*	56,394	374,119
Ashtead Group PLC	10,282	592,820
Associated British Foods PLC	16,101	396,706
AstraZeneca PLC	29,853	4,393,257
Aviva PLC	6,772	36,056
BAE Systems PLC	117,360	1,495,164
Barclays PLC	84,828	170,879
Berkeley Group Holdings PLC	6,256	350,100
BP PLC	258,494	1,734,235
British American Tobacco PLC	32,166	1,188,398
British Land Co. PLC (The)	57,527	289,835
BT Group PLC	28,410	56,743
Bunzl PLC	4,830	192,268
Burberry Group PLC	12,036	392,879
CNH Industrial NV	26,797	377,083
Compass Group PLC	36,018	950,189
Croda International PLC	14,901	1,309,194
DCC PLC	5,647	351,339
Diageo PLC	40,427	1,844,122
Future PLC	33,900	481,036
GB Group PLC	155,215	634,594
Great Portland Estates PLC	103,729	695,783
Halma PLC	10,161	295,516
Hargreaves Lansdown PLC	8,587	86,937
Hill & Smith PLC	61,521	1,064,288
Hiscox Ltd.	57,844	860,902
HSBC Holdings PLC	296,527	2,137,174
Imperial Brands PLC	60,603	1,500,173
InterContinental Hotels Group PLC	4,999	343,715
Intertek Group PLC	24,218	1,266,945
J Sainsbury PLC	104,057	361,599
Just Eat Takeaway.com NV*	3,600	63,130
Kingfisher PLC	102,385	331,840
Lloyds Banking Group PLC	269,269	163,587
London Stock Exchange Group PLC	2,312	242,744
Marshalls PLC	112,069	423,114
National Grid PLC	31,932	457,839
Pearson PLC	25,663	285,521
Persimmon PLC	20,147	333,427
Reckitt Benckiser Group PLC	5,111	413,019
RELX PLC	36,756	1,224,662
Rentokil Initial PLC	42,708	340,009
Rolls-Royce Holdings PLC*	518,200	992,700

Description	Number of Shares	Value

Sage Group PLC (The)	17,967	$185,292
Schroders PLC	30,689	187,967
Segro PLC	13,898	146,317
Severn Trent PLC	11,772	433,605
Smith & Nephew PLC	97,596	1,607,383
Smiths Group PLC	7,456	157,655
Spirax-Sarco Engineering PLC	7,537	1,053,221
SSE PLC	58,353	1,346,389
SSP Group PLC*	341,475	1,106,326
St. James’s Place PLC	19,374	294,642
Standard Chartered PLC	357,100	2,817,531
Tate & Lyle PLC	1	10
Trustpilot Group PLC*	215,702	239,507
Unilever PLC	62,017	3,453,239
UNITE Group PLC (The)	53,950	650,976
Victrex PLC	28,810	608,786
WPP PLC	36,037	419,990

TOTAL UNITED KINGDOM		$47,615,065

UNITED STATES – 6.2%
CSL Ltd.	16,490	3,292,010
Experian PLC	20,068	710,505
GSK PLC	130,425	2,351,975
Haleon PLC	370,084	1,627,148
Holcim AG*	26,875	1,775,704
James Hardie Industries PLC, CDI	113,780	2,539,014
Nestle SA	44,500	5,708,886
QIAGEN NV*	2,804	125,397
ResMed, Inc., CDI	70,686	1,587,912
Roche Holding AG	12,497	3,913,313
Samsonite International SA*	761,386	2,412,714
Sanofi#	27,186	2,929,788
Schneider Electric SE	9,740	1,698,577
Stellantis NV	21,208	351,768
Swiss Re AG	6,900	694,857
Tenaris SA	9,413	134,656

TOTAL UNITED STATES		$31,854,224

TOTAL COMMON STOCKS (Cost $368,975,576)		$452,738,114

EXCHANGE-TRADED FUNDS – 3.4%
iShares MSCI China ETF	253,000	12,073,160
iShares Core MSCI Europe ETF#	100,000	5,456,000

TOTAL EXCHANGE-TRADED FUNDS (Cost $19,274,881)		$17,529,160

PREFERRED STOCKS – 0.4%

GERMANY – 0.4%
Henkel AG & Co. KGaA, 2.53%	17,300	1,398,680
Porsche Automobil Holding SE, 4.97%	3,205	178,510
Sartorius AG, 0.39%	488	189,680
Volkswagen AG, 7.31%	1,181	161,265

TOTAL PREFERRED STOCKS (Cost $1,722,543)		$1,928,135

ANNUAL REPORT / April 30, 2023

15	PORTFOLIOS OF INVESTMENTS

      Wilmington International Fund (continued)

Description	Number of Shares	Value

EQUITY-LINKED WARRANTS – 1.4%

CHINA – 1.4%
(Issuer UBS AG) China Tourism Group Duty Free Corp. Ltd. Strike price $0, Expire 10/23/23*	42,000	$979,895
(Issuer UBS AG) Gongniu Group Co. Ltd., Strike price $0, Expire 06/21/23*	70,100	1,501,374
(Issuer UBS AG) LONGi Green Energy Technology Co. Ltd. Strike price $0, Expire 05/20/24*	226,200	1,139,890
(Issuer UBS AG) Midea Group Co. Ltd., Strike price $0, Expire 06/21/23*	220,845	1,812,645
(Issuer UBS AG) Shanghai Kelai Mechatronics Engineering Co. Ltd. Strike price $0, Expire 03/06/24*	215,186	551,995
(Issuer UBS AG) Zhejiang Sanhua Intelligent Controls Co. Ltd. Strike price $0, Expire 10/23/23*	464,900	1,569,401

TOTAL EQUITY-LINKED WARRANTS (Cost $7,822,357)		$7,555,200

MONEY MARKET FUND – 5.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%^	30,463,060	30,463,060

TOTAL MONEY MARKET FUND (Cost $30,463,060)		$30,463,060

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 3.1%

	Par Value

REPURCHASE AGREEMENTS – 3.1%
Bank of America Securities, Inc., 4.82%, dated 4/28/23, due 5/01/23, repurchase price $3,187,526, collateralized by U.S. Government Agency Securities, 1.50% to 4.00%, maturing 9/20/46 to 6/20/52; total market value of $3,249,971.	$3,186,246	3,186,246

Description	Par Value	Value

Citigroup Global Markets Ltd., 4.81%, dated 4/28/23, due 5/01/23, repurchase price $3,187,523, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.00%, maturing 8/15/23 to 8/20/67; total market value of $3,249,971.	$3,186,246	$3,186,246
Deutsche Bank Securities, Inc., 4.81%, dated 4/28/23, due 5/01/23, repurchase price $3,184,959, collateralized by U.S. Government Agency Securities, 1.50% to 8.00%, maturing 2/01/26 to 9/01/61; total market value of $3,247,357.	3,183,683	3,183,683
HSBC Securities USA, Inc., 4.80%, dated 4/28/23, due 5/01/23, repurchase price $3,187,520, collateralized by U.S. Government Agency Securities, 0.00% to 7.00%, maturing 9/15/25 to 1/15/63; total market value of $3,249,971.	3,186,246	3,186,246
RBC Dominion Securities, Inc., 4.81%, dated 4/28/23, due 5/01/23, repurchase price $3,187,523, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.00%, maturing 5/04/23 to 4/20/53; total market value of $3,249,971.	3,186,246	3,186,246

TOTAL REPURCHASE AGREEMENTS (Cost $15,928,667)		$15,928,667

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (Cost $15,928,667)		$15,928,667

TOTAL INVESTMENTS – 101.6% (Cost $444,187,084)		$526,142,336
COLLATERAL FOR SECURITIES ON LOAN – (3.1%)		(15,928,667)
OTHER ASSETS LESS LIABILITIES – 1.5%		7,654,451

TOTAL NET ASSETS – 100.0%		$517,868,120

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities
Common Stocks
Australia	$—	$14,342,107	$—	$14,342,107
Austria	—	683,187	—	683,187
Belgium	—	7,473,225	—	7,473,225
China	8,112,131	31,232,397	—	39,344,528
Denmark	—	13,043,207	—	13,043,207
Finland	—	2,844,639	—	2,844,639
France	—	42,712,397	—	42,712,397
Germany	—	25,071,359	—	25,071,359
Hong Kong	—	15,387,294	—	15,387,294
India	5,340,538	—	—	5,340,538

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	16

Wilmington International Fund (continued)

	Level 1	Level 2	Level 3	Total
Indonesia	$—	$2,244,231	$—	$2,244,231
Ireland	276,446	3,000,682	—	3,277,128
Italy	—	11,447,209	—	11,447,209
Japan	—	85,803,278	—	85,803,278
Jordan	—	327,100	—	327,100
Luxembourg	—	322,636	—	322,636
Macao	—	2,085,368	—	2,085,368
Netherlands	—	20,002,437	—	20,002,437
Norway	—	2,214,722	—	2,214,722
Philippines	—	1,606,274	—	1,606,274
Portugal	—	387,898	—	387,898
Singapore	1,274,248	4,696,756	—	5,971,004
South Africa	—	673,598	—	673,598
South Korea	—	12,352,442	—	12,352,442
Spain	—	7,851,610	—	7,851,610
Sweden	—	12,742,178	—	12,742,178
Switzerland	—	20,593,341	—	20,593,341
Taiwan	—	15,383,290	—	15,383,290
Thailand	—	1,740,600	—	1,740,600
United Kingdom	—	47,615,065	—	47,615,065
United States	—	31,854,224	—	31,854,224
Exchange-Traded Funds	17,529,160	—	—	17,529,160
Preferred Stocks
Germany	—	1,928,135	—	1,928,135
Equity-Linked Warrants
China	—	7,555,200	—	7,555,200
Money Market Fund	30,463,060	—	—	30,463,060
Repurchase Agreements	—	15,928,667	—	15,928,667

Total Investments in Securities	$62,995,583	$463,146,753	$—	$526,142,336

Other Financial Instruments!
Financial Futures Contracts	$476,637	$—	$—	$476,637

Total Assets - Other Financial Instruments	$476,637	$—	$—	$476,637

!	Other financial instruments are derivative instruments, such as financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

¢	Country classifications are based on primary country of risk.

*	Non-income producing security.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

The following acronyms are used throughout this Portfolio of Investments:

ADR	American Depositary Receipt

CDI	CREST Depository Interest

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

OYJ	Public Limited Company

PCL	Public Company Limited

PLC	Public Limited Company

SCA	Limited Partnership With Share Capital

SpA	Societa per Azioni

ANNUAL REPORT / April 30, 2023

17	PORTFOLIOS OF INVESTMENTS

      Wilmington International Fund (continued)

At April 30, 2023, the International Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Notional Amount	Notional Value	Unrealized Appreciation(a)	Unrealized (Depreciation)(a)

LONG POSITIONS:

EXCHANGE-TRADED:

MSCI India Index	June 2023	96	$8,353,443	$8,830,080	$476,637	$—

UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$476,637	$—

(a)

The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open through April 30, 2023. Only current day variation margin is reported on the Fund’s Statement of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

April 30, 2023 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Global Alpha Equities Fund

At April 30, 2023, the Fund’s portfolio composition was as follows:

Common Stocks	Percentage of Total Net Assets
Insurance	7.6%
Pharmaceuticals	7.2%
Banks	5.4%
Oil, Gas & Consumable Fuels	4.1%
Software	4.1%
Health Care Providers & Services	2.7%
Interactive Media & Services	2.7%
Aerospace & Defense	2.6%
Machinery	2.5%
Health Care Equipment & Supplies	2.5%
Hotels, Restaurants & Leisure	2.4%
Semiconductors & Semiconductor Equipment	2.2%
Professional Services	2.1%
Financial Services	2.1%
Capital Markets	2.0%
IT Services	1.8%
Food Products	1.7%
Trading Companies & Distributors	1.7%
Beverages	1.6%
Commercial Services & Supplies	1.6%
Broadline Retail	1.5%
Specialty Retail	1.5%
Chemicals	1.4%
Technology Hardware, Storage & Peripherals	1.4%
Media	1.4%
Household Products	1.3%
Multi-Utilities	1.3%
Metals & Mining	1.1%
Ground Transportation	1.1%
Diversified Telecommunication Services	1.1%
Electric Utilities	1.1%
Automobiles	1.1%
Specialized REITs	1.1%
Communications Equipment	1.1%
Consumer Staples Distribution & Retail	1.1%
Building Products	1.0%
Textiles, Apparel & Luxury Goods	0.9%
Wireless Telecommunication Services	0.9%
Household Durables	0.8%
Electronic Equipment, Instruments & Components	0.8%
Tobacco	0.7%
Consumer Finance	0.7%
Air Freight & Logistics	0.6%
Construction & Engineering	0.6%
Life Sciences Tools & Services	0.6%
Gas Utilities	0.6%
Distributors	0.6%
Automobile Components	0.6%
Biotechnology	0.5%
Entertainment	0.4%
Personal Care Products	0.4%
Passenger Airlines	0.4%

Common Stocks	Percentage of Total Net Assets
Energy Equipment & Services	0.3%
Construction Materials	0.3%
Real Estate Management & Development	0.3%
Electrical Equipment	0.2%
Industrial Conglomerates	0.2%
Health Care Technology	0.1%
Diversified REITs	0.1%
Containers & Packaging	0.1%
Leisure Products	0.1%
Paper & Forest Products	0.1%
Transportation Infrastructure	0.1%
Industrial REITs	0.1%
Water Utilities	0.1%
Office REITs	0.0	%(1)
Retail REITs	0.0	%(1)
Diversified Consumer Services	0.0	%(1)
Marine Transportation	0.0	%(1)
Preferred Stock	0.2%
Exchange-Traded Funds	0.0	%(1)
Cash Equivalents(2)	4.9%
Other Assets and Liabilities - Net(3)	2.5%

TOTAL	100.0%

ANNUAL REPORT / April 30, 2023

19	PORTFOLIOS OF INVESTMENTS

      Wilmington Global Alpha Equities Fund (continued)

Country Allocation	Percentage of Total Net Assets
Common Stocks
United States	46.1%
Japan	9.8%
France	6.2%
United Kingdom	5.9%
Canada	4.5%
China	3.9%
Switzerland	2.7%
Germany	1.7%
Hong Kong	1.6%
Netherlands	1.6%
Italy	1.3%
All other countries less than 1.0%	7.1%
Preferred Stocks	0.2%
Exchange-Traded Funds	0.0	%(1)
Cash Equivalents(2)	4.9%
Other Assets and Liabilities - Net(3)	2.5%

TOTAL	100.0%

(1)	Represents less than 0.05%.

(2)	Cash Equivalents include investments in a money market fund.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2023

Description	Number of Shares	Value

COMMON STOCKS – 92.4%

AEROSPACE & DEFENSE – 2.6%
Airbus SE	3,736	$523,169
Austal Ltd.	43,562	47,809
Babcock International Group PLC*	23,917	95,606
BAE Systems PLC	125,968	1,604,830
BWX Technologies, Inc.	12,286	793,430
CAE, Inc.*	13,487	303,516
Curtiss-Wright Corp.	2,948	500,659
Dassault Aviation SA	278	54,326
General Dynamics Corp.	418	91,266
Lockheed Martin Corp.	1,171	543,871
Northrop Grumman Corp.	1,110	512,010
Raytheon Technologies Corp.	5,366	536,064

TOTAL AEROSPACE & DEFENSE		$5,606,556

AIR FREIGHT & LOGISTICS – 0.6%
Bpost SA	6,361	31,296
Expeditors International of Washington, Inc.	4,114	468,338
SG Holdings Co. Ltd.	2,037	29,312
United Parcel Service, Inc., Class B	2,543	457,257
Yamato Holdings Co. Ltd.	9,155	157,261
ZTO Express Cayman, Inc., ADR	4,071	112,685
ZTO Express Cayman, Inc.	4,728	130,174

TOTAL AIR FREIGHT & LOGISTICS		$1,386,323

AUTOMOBILE COMPONENTS – 0.6%
Continental AG	1,476	103,567

Description	Number of Shares	Value

Hankook Tire & Technology Co. Ltd.	3,677	$94,965
Hyundai Mobis Co. Ltd.	812	132,243
NOK Corp.	9,053	121,999
Stanley Electric Co. Ltd.	6,637	149,717
Sumitomo Electric Industries Ltd.	12,307	157,065
Sumitomo Rubber Industries Ltd.	9,561	87,693
Tachi-S Co. Ltd.	4,551	40,765
Tokai Rika Co. Ltd.	6,480	89,515
Toyoda Gosei Co. Ltd.	4,098	70,280
Toyota Boshoku Corp.	3,430	54,293
TS Tech Co. Ltd.	7,136	96,225
Unipres Corp.	6,981	48,629

TOTAL AUTOMOBILE COMPONENTS		$1,246,956

AUTOMOBILES – 1.1%
Dongfeng Motor Group Co. Ltd., Class H	159,344	76,238
Honda Motor Co. Ltd.	22,244	589,978
Isuzu Motors Ltd.	74,026	874,175
Mercedes-Benz Group AG	1,946	151,761
Nissan Motor Co. Ltd.	41,618	151,757
Renault SA*	3,236	120,195
Subaru Corp.	11,484	187,440
Suzuki Motor Corp.	5,228	182,292
Yamaha Motor Co. Ltd.	2,518	65,295

TOTAL AUTOMOBILES		$2,399,131

BANKS – 5.4%
ABN AMRO Bank NV	13,156	210,855
AIB Group PLC	28,061	120,678

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	20

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Banco Bradesco SA, ADR	61,657	$172,640
Bank Mandiri Persero Tbk PT	246,439	87,116
Bank of America Corp.	19,042	557,550
Bank of Ireland Group PLC	13,476	139,381
Bank of Nova Scotia (The)	13,118	654,811
Bank of Nova Scotia (The)	17,022	849,568
BNP Paribas SA	4,068	262,847
BPER Banca	47,020	132,065
CaixaBank SA	18,927	70,060
Dah Sing Financial Holdings Ltd.	16,488	42,241
DGB Financial Group, Inc.	11,894	60,994
DNB Bank ASA	28,809	506,753
Erste Group Bank AG	5,105	185,614
FinecoBank Banca Fineco SpA	86,602	1,312,687
First Citizens BancShares, Inc., Class A	219	220,572
HSBC Holdings PLC	72,611	523,333
ING Groep NV	17,161	212,836
JPMorgan Chase & Co.	3,189	440,847
Kasikornbank PCL	22,367	82,153
Kasikornbank PCL, NVDR	20,214	74,213
KB Financial Group, Inc., ADR	5,228	194,952
KBC Group NV	3,915	279,877
Mebuki Financial Group, Inc.	23,543	60,309
Mitsubishi UFJ Financial Group, Inc.	117,590	736,059
Mizuho Financial Group, Inc.	7,027	101,862
PNC Financial Services Group, Inc. (The)	2,689	350,242
Resona Holdings, Inc.	30,231	150,670
Royal Bank of Canada	5,775	573,344
San-In Godo Bank Ltd. (The)	15,063	84,643
Sberbank of Russia PJSC, ADR*,(1)	3,982	—
Security Bank Corp.	37,728	62,936
Shinhan Financial Group Co. Ltd., ADR	6,450	169,377
Societe Generale SA	7,073	171,791
Standard Chartered PLC	32,996	261,432
Sumitomo Mitsui Financial Group, Inc.	4,560	186,384
Sumitomo Mitsui Trust Holdings, Inc.	9,908	357,161
Tochigi Bank Ltd. (The)	9,980	20,378
U.S. Bancorp	3,371	115,558
Unicaja Banco SA	73,950	75,050
UniCredit SpA	29,385	582,278

TOTAL BANKS		$11,454,117

BEVERAGES – 1.6%
Asahi Group Holdings Ltd.	2,904	112,193
Cia Cervecerias Unidas SA	7,219	58,932
Coca-Cola Co. (The)	8,319	533,664
Coca-Cola Icecek AS	7,419	89,863
Diageo PLC	11,731	535,123
Embotelladora Andina SA, Class B, ADR	7,355	111,208
Heineken NV	5,598	642,791
Kirin Holdings Co. Ltd.	21,982	357,105
PepsiCo., Inc.	3,012	574,961
Pernod Ricard SA	1,056	243,882
Suntory Beverage & Food Ltd.	1,286	48,412
Tsingtao Brewery Co. Ltd., Class H	10,813	115,760

TOTAL BEVERAGES		$3,423,894

Description	Number of Shares	Value

BIOTECHNOLOGY – 0.5%
Genmab A/S*	710	$291,785
United Therapeutics Corp.*	1,167	268,562
Vertex Pharmaceuticals, Inc.*	1,329	452,830

TOTAL BIOTECHNOLOGY		$1,013,177

BROADLINE RETAIL – 1.5%
Alibaba Group Holding Ltd.*	16,745	177,055
Alibaba Group Holding Ltd., ADR*	4,442	376,193
Amazon.com, Inc.*	16,437	1,733,282
ASKUL Corp.	16,571	220,839
Etsy, Inc.*	3,097	312,890
JD.com, Inc., ADR	9,445	337,375
JD.com, Inc., Class A	3,116	55,614
Ryohin Keikaku Co. Ltd.	5,104	53,711

TOTAL BROADLINE RETAIL		$3,266,959

BUILDING PRODUCTS – 1.0%
AGC, Inc.	944	35,197
Assa Abloy AB, Class B	17,837	424,984
Builders FirstSource, Inc.*	4,976	471,576
Cie de Saint-Gobain	3,943	228,279
Johnson Controls International PLC	11,031	660,095
Lennox International, Inc.	1,144	322,505

TOTAL BUILDING PRODUCTS		$2,142,636

CAPITAL MARKETS – 2.0%
Ares Management Corp., Class A	10,610	929,330
Cboe Global Markets, Inc.	166	23,190
Charles Schwab Corp. (The)	6,509	340,030
CME Group, Inc.	803	149,173
CSC Financial Co. Ltd., Class H	141,500	144,048
Deutsche Boerse AG	672	128,156
Hong Kong Exchanges & Clearing Ltd.	5,517	229,049
Ichiyoshi Securities Co. Ltd.	5,862	25,475
Intercontinental Exchange, Inc.	1,332	145,095
Japan Exchange Group, Inc.	695	11,285
London Stock Exchange Group PLC	3,392	356,137
MarketAxess Holdings, Inc.	85	27,062
Moody’s Corp.	419	131,197
Morgan Stanley	3,828	344,405
Nomura Holdings, Inc.	13,999	50,185
S&P Global, Inc.	372	134,880
SEI Investments Co.	272	16,024
UBS Group AG	49,829	1,014,148

TOTAL CAPITAL MARKETS		$4,198,869

CHEMICALS – 1.4%
ADEKA Corp.	7,156	120,847
Air Liquide SA	563	101,278
Celanese Corp.	2,826	300,234
China BlueChemical Ltd., Class H	131,112	34,657
Croda International PLC	706	62,029
Element Solutions, Inc.	10,928	198,343
Evonik Industries AG	4,949	108,019
FMC Corp.	2,220	274,348
Fuso Chemical Co. Ltd.	2,312	64,338
Givaudan SA	24	83,951

ANNUAL REPORT / April 30, 2023

21	PORTFOLIOS OF INVESTMENTS

      Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Linde PLC	2,065	$762,914
Lintec Corp.	4,483	74,970
Mitsubishi Gas Chemical Co., Inc.	10,431	151,860
Nissan Chemical Corp.	274	12,177
Sherwin-Williams Co. (The)	1,125	267,233
Shin-Etsu Chemical Co. Ltd.	9,515	271,518
Sumitomo Bakelite Co. Ltd.	2,030	77,633
Symrise AG	676	81,676
Tosoh Corp.	831	11,102

TOTAL CHEMICALS		$3,059,127

COMMERCIAL SERVICES & SUPPLIES – 1.6%
Aeon Delight Co. Ltd.	2,994	66,350
Cintas Corp.	856	390,139
Clean Harbors, Inc.*	4,771	692,558
Copart, Inc.*	15,510	1,226,066
Kokuyo Co. Ltd.	3,969	56,720
Prosegur Cia de Seguridad SA	28,150	54,005
Rollins, Inc.	531	22,435
Secom Co. Ltd.	1,012	64,802
Waste Connections, Inc.	5,782	804,565

TOTAL COMMERCIAL SERVICES & SUPPLIES		$3,377,640

COMMUNICATIONS EQUIPMENT – 1.1%
Arista Networks, Inc.*	3,412	546,466
Cisco Systems, Inc.	14,437	682,148
Motorola Solutions, Inc.	2,687	782,992
Nokia OYJ	36,914	156,189
Telefonaktiebolaget LM Ericsson, Class B	29,099	160,210

TOTAL COMMUNICATIONS EQUIPMENT		$2,328,005

CONSTRUCTION & ENGINEERING – 0.6%
Bouygues SA	1,176	43,064
Chiyoda Corp.*	9,211	27,174
Fugro NV*	4,229	59,964
Implenia AG	813	36,689
JGC Holdings Corp.	15,588	195,010
Obayashi Corp.	609	5,077
Taisei Corp.	1,782	60,608
Vinci SA	7,751	958,730

TOTAL CONSTRUCTION & ENGINEERING		$1,386,316

CONSTRUCTION MATERIALS – 0.3%
HeidelbergCement AG	3,152	238,738
Holcim AG*	2,765	182,691
Imerys SA	1,943	79,874
Taiheiyo Cement Corp.	5,006	89,763
Vicat SA	1,702	49,654

TOTAL CONSTRUCTION MATERIALS		$640,720

CONSUMER FINANCE – 0.7%
American Express Co.	5,187	836,871
Credit Acceptance Corp.*	869	425,375
Marui Group Co. Ltd.	7,779	123,940
Vanquis Banking Group PLC	18,114	51,236

TOTAL CONSUMER FINANCE		$1,437,422

Description	Number of Shares	Value

CONSUMER STAPLES DISTRIBUTION & RETAIL – 1.1%
Alimentation Couche-Tard, Inc.	4,952	$247,152
Atacadao SA	53,557	114,892
Carrefour SA	7,705	160,269
Costco Wholesale Corp.	149	74,980
Dollar General Corp.	508	112,502
J Sainsbury PLC	31,536	109,588
Jeronimo Martins SGPS SA	1,454	36,692
Koninklijke Ahold Delhaize NV	4,063	139,705
Marks & Spencer Group PLC*	12,627	26,126
Performance Food Group Co.*	12,709	796,727
Sundrug Co. Ltd.	2,569	70,808
Tesco PLC	36,091	127,598
Tsuruha Holdings, Inc.	1,722	112,784
Walmart, Inc.	1,058	159,726

TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL		$2,289,549

CONTAINERS & PACKAGING – 0.1%
Ball Corp.	3,498	186,023
Nampak Ltd.*	56,917	2,804

TOTAL CONTAINERS & PACKAGING		$188,827

DISTRIBUTORS – 0.6%
Genuine Parts Co.	334	56,216
LKQ Corp.	20,710	1,195,588

TOTAL DISTRIBUTORS		$1,251,804

DIVERSIFIED CONSUMER SERVICES – 0.0%**
Benesse Holdings, Inc.	592	8,497

DIVERSIFIED REITS – 0.1%
British Land Co. PLC (The)	14,231	71,699
Daiwa House REIT Investment Corp.	20	42,554
Land Securities Group PLC	9,751	82,745
Nomura Real Estate Master Fund, Inc.	37	43,294

DIVERSIFIED REITS		$240,292

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.1%
AT&T, Inc.	5,413	95,648
BT Group PLC	70,120	140,050
Deutsche Telekom AG	2,956	71,274
Elisa OYJ	738	45,831
Koninklijke KPN NV	120,918	440,974
KT Corp., ADR	11,882	134,267
Magyar Telekom Telecommunications PLC, ADR	6,004	36,624
Nippon Telegraph & Telephone Corp.	12,294	375,139
Orange Polska SA	48,512	84,522
Orange SA	27,958	363,899
Proximus SADP	11,321	96,507
Swisscom AG	135	92,684
Telefonica Brasil SA	16,978	140,003
Telenor ASA	3,707	46,256
Telia Co. AB	13,680	38,087
Verizon Communications, Inc.	5,438	211,158

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$2,412,923

ELECTRIC UTILITIES – 1.1%
American Electric Power Co., Inc.	2,523	233,176

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	22

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Chubu Electric Power Co., Inc.	301	$3,357
Duke Energy Corp.	5,738	567,373
Edison International	6,921	509,385
Eversource Energy	4,204	326,272
Exelon Corp.	13,205	560,420
Iberdrola SA	12,109	156,910
Kansai Electric Power Co., Inc. (The)	1,180	12,738
Red Electrica Corp. SA	2,088	37,963

TOTAL ELECTRIC UTILITIES		$2,407,594

ELECTRICAL EQUIPMENT – 0.2%
Cosel Co. Ltd.	5,774	46,197
Nippon Carbon Co. Ltd.	2,094	64,168
Ushio, Inc.	17,458	217,170
Zumtobel Group AG	2,522	19,810

TOTAL ELECTRICAL EQUIPMENT		$347,345

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.8%
Ai Holdings Corp.	3,571	62,517
Alps Alpine Co. Ltd.	8,175	74,638
Amano Corp.	6,410	130,514
Amphenol Corp., Class A	1,422	107,318
Canon Marketing Japan, Inc.	3,712	92,811
Foxconn Technology Co. Ltd.	37,581	66,081
Halma PLC	1,926	56,015
Hon Hai Precision Industry Co. Ltd.	29,136	99,282
Jabil, Inc.	4,602	359,646
Keyence Corp.	129	58,173
Kyocera Corp.	2,380	124,920
Maruwa Co. Ltd.	400	51,010
Maxell Ltd.	6,351	69,948
Nippon Chemi-Con Corp.*	4,751	70,907
PAX Global Technology Ltd.	23,334	19,221
Shimadzu Corp.	1,675	52,389
Sunny Optical Technology Group Co. Ltd.	17,811	188,214

TOTAL ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS		$1,683,604

ENERGY EQUIPMENT & SERVICES – 0.3%
China Oilfield Services Ltd., Class H	320,500	376,980
Schlumberger NV	6,838	337,455
Trican Well Service Ltd.	13,737	32,141

TOTAL ENERGY EQUIPMENT & SERVICES		$746,576

ENTERTAINMENT – 0.4%
Bilibili, Inc., ADR*	8,626	175,625
Capcom Co. Ltd.	513	19,277
DeNA Co. Ltd.*	6,468	90,842
NetEase, Inc., ADR	3,072	273,807
NetEase, Inc.	13,323	237,181
Nexon Co. Ltd.	138	3,118
Nintendo Co. Ltd.	1,565	66,164
Square Enix Holdings Co. Ltd.	1,606	79,030

TOTAL ENTERTAINMENT		$945,044

FINANCIAL SERVICES – 2.1%
Berkshire Hathaway, Inc., Class B*	2,134	701,126
Block, Inc.*	4,312	262,126

Description	Number of Shares	Value

Edenred	17,742	$1,152,763
FleetCor Technologies, Inc.*	1,405	300,558
Investor AB, Class B	5,189	111,476
Jack Henry & Associates, Inc.	172	28,094
Mastercard, Inc., Class A	2,113	803,003
Mitsubishi HC Capital, Inc.	6,106	31,695
Visa, Inc., Class A	4,546	1,057,991

TOTAL FINANCIAL SERVICES		$4,448,832

FOOD PRODUCTS – 1.7%
Astral Foods Ltd.	4,766	43,807
Barry Callebaut AG	18	38,432
Campbell Soup Co.	502	27,259
Chocoladefabriken Lindt & Spruengli AG	5	61,736
Conagra Brands, Inc.	1,100	41,756
General Mills, Inc.	1,419	125,766
Hershey Co. (The)	351	95,844
Hormel Foods Corp.	714	28,874
J.M. Smucker Co. (The)	253	39,066
Kellogg Co.	6,637	463,064
Lamb Weston Holdings, Inc.	3,459	386,751
McCormick & Co., Inc.	591	51,919
MEIJI Holdings Co. Ltd.	1,482	35,760
Nestle SA	5,641	723,682
Nisshin Seifun Group, Inc.	1,804	21,867
Nissin Foods Holdings Co. Ltd.	578	55,726
Nomad Foods Ltd.*	33,987	638,956
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	366,830	25,401
Thai Union Group PCL, Class F	128,133	51,852
Toyo Suisan Kaisha Ltd.	2,364	105,545
Tyson Foods, Inc., Class A	4,503	281,392
Ulker Biskuvi Sanayi AS*	31,482	48,592
WH Group Ltd.	235,038	130,855
Yihai International Holding Ltd.*	39,229	104,117

TOTAL FOOD PRODUCTS		$3,628,019

GAS UTILITIES – 0.6%
Atmos Energy Corp.	1,682	191,983
China Gas Holdings Ltd.	39,259	50,506
Enagas SA	1,284	25,707
ENN Energy Holdings Ltd.	57,469	787,992
Kunlun Energy Co. Ltd.	122,000	113,095
Osaka Gas Co. Ltd.	1,694	28,021
Snam SpA	10,214	56,766
Tokyo Gas Co. Ltd.	382	7,824

TOTAL GAS UTILITIES		$1,261,894

GROUND TRANSPORTATION – 1.1%
Canadian National Railway Co.	13,646	1,626,622
Central Japan Railway Co.	278	34,416
East Japan Railway Co.	488	27,924
Tobu Railway Co. Ltd.	158	4,033
Uber Technologies, Inc.*	14,936	463,763
U-Haul Holding Co.	4,713	254,973
West Japan Railway Co.	128	5,548

TOTAL GROUND TRANSPORTATION		$2,417,279

ANNUAL REPORT / April 30, 2023

23	PORTFOLIOS OF INVESTMENTS

      Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

HEALTH CARE EQUIPMENT & SUPPLIES – 2.5%
Abbott Laboratories	4,973	$549,367
Asahi Intecc Co. Ltd.	179	3,239
Becton Dickinson & Co.	141	37,268
Coloplast A/S, Class B	611	88,033
DexCom, Inc.*	2,914	353,585
DiaSorin SpA	129	14,011
Hologic, Inc.*	5,481	471,421
Hoya Corp.	479	50,226
ICU Medical, Inc.*	3,111	588,415
Insulet Corp.*	1,866	593,463
Koninklijke Philips NV	10,679	225,455
Medtronic PLC	11,417	1,038,376
Microport Scientific Corp.*	36,600	81,211
Paramount Bed Holdings Co. Ltd.	1,931	34,242
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	109,191	186,323
Siemens Healthineers AG	1,349	84,077
Stryker Corp.	2,907	871,083
Sysmex Corp.	385	24,764

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$5,294,559

HEALTH CARE PROVIDERS & SERVICES – 2.7%
Alfresa Holdings Corp.	6,385	92,451
BML, Inc.	2,916	65,489
Chemed Corp.	1,131	623,464
Elevance Health, Inc.	957	448,498
Fresenius SE & Co. KGaA	6,209	179,899
HCA Healthcare, Inc.	2,995	860,553
Humana, Inc.	830	440,307
McKesson Corp.	1,082	394,108
Molina Healthcare, Inc.*	1,822	542,755
Netcare Ltd.	77,868	68,004
UnitedHealth Group, Inc.	4,140	2,037,253

TOTAL HEALTH CARE PROVIDERS & SERVICES		$5,752,781

HEALTH CARE TECHNOLOGY – 0.1%
Veeva Systems, Inc., Class A*	1,714	306,943

HOTELS, RESTAURANTS & LEISURE – 2.4%
Airbnb, Inc., Class A*	3,481	416,571
Aramark	5,100	176,970
Choice Hotels International, Inc.	2,688	342,774
Compass Group PLC	22,202	585,710
Evolution AB	40	5,344
Flutter Entertainment PLC*	2,493	499,592
H World Group Ltd., ADR*	5,562	260,858
La Francaise des Jeux SAEM	538	22,995
McDonald’s Corp.	3,598	1,064,108
McDonald’s Holdings Co. Japan Ltd.	799	33,287
Meituan, Class B*	42,160	720,534
Sands China Ltd.*	264,200	946,211

TOTAL HOTELS, RESTAURANTS & LEISURE		$5,074,954

HOUSEHOLD DURABLES – 0.8%
Casio Computer Co. Ltd.	9,172	87,270
Coway Co. Ltd.	2,568	94,288
De’ Longhi SpA	3,481	80,884
Garmin Ltd.	367	36,029

Description	Number of Shares	Value

Lennar Corp., Class A	2,763	$311,694
Nikon Corp.	9,055	93,602
NVR, Inc.*	117	683,280
Persimmon PLC	1,655	27,390
Sekisui Chemical Co. Ltd.	3,073	43,736
Sekisui House Ltd.	7,772	159,782
Sony Group Corp.	2,158	195,242

TOTAL HOUSEHOLD DURABLES		$1,813,197

HOUSEHOLD PRODUCTS – 1.3%
Church & Dwight Co., Inc.	373	36,226
Clorox Co. (The)	167	27,659
Colgate-Palmolive Co.	10,321	823,616
Henkel AG & Co. KGaA	1,484	109,748
Procter & Gamble Co. (The)	5,866	917,325
Reckitt Benckiser Group PLC	11,183	903,696
Unicharm Corp.	969	39,118

TOTAL HOUSEHOLD PRODUCTS		$2,857,388

INDUSTRIAL CONGLOMERATES – 0.2%
3M Co.	1,323	140,529
Hikari Tsushin, Inc.	794	108,337
Honeywell International, Inc.	381	76,139

TOTAL INDUSTRIAL CONGLOMERATES		$325,005

INDUSTRIAL REITS – 0.1%
LaSalle Logiport REIT	103	122,364

INSURANCE – 7.6%
Admiral Group PLC	916	26,623
Ageas SA	3,946	175,816
AIA Group Ltd.	245,674	2,674,671
Arch Capital Group Ltd.*	6,327	474,968
Arthur J. Gallagher & Co.	6,223	1,294,757
Assicurazioni Generali SpA	8,788	183,037
AXA SA	50,891	1,661,091
Baloise Holding AG	205	34,316
Brown & Brown, Inc.	571	36,767
Caixa Seguridade Participacoes S/A	59,909	113,265
China Pacific Insurance Group Co. Ltd., Class H	192,502	575,010
China Reinsurance Group Corp., Class H	966,716	74,061
Chubb Ltd.	5,448	1,098,099
Dai-ichi Life Holdings, Inc.	16,303	303,248
Enstar Group Ltd.*	2,061	495,876
Gjensidige Forsikring ASA	596	10,382
Globe Life, Inc.	6,635	720,030
Intact Financial Corp.	10,962	1,658,156
Markel Corp.*	407	556,992
Marsh & McLennan Cos., Inc.	3,604	649,405
MS&AD Insurance Group Holdings, Inc.	11,651	382,413
Muenchener Rueckversicherungs AG	19	7,141
Old Mutual Ltd.	130,180	82,808
Phoenix Group Holdings PLC	680	5,066
Principal Financial Group, Inc.	3,398	253,797
Progressive Corp. (The)	2,887	393,787
Sampo OYJ, Class A	2,235	113,348
Sompo Holdings, Inc.	2,677	111,710
Swiss Life Holding AG	31	20,462

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	24

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

T&D Holdings, Inc.	75,487	$924,440
Tokio Marine Holdings, Inc.	35,382	711,427
Tongyang Life Insurance Co. Ltd.*	7,848	23,205
Travelers Cos., Inc. (The)	439	79,520
Tryg A/S	1,828	43,201
Willis Towers Watson PLC	257	59,521
Zurich Insurance Group AG	279	135,302

TOTAL INSURANCE		$16,163,718

INTERACTIVE MEDIA & SERVICES – 2.7%
Alphabet, Inc., Class A*	21,739	2,333,464
Alphabet, Inc., Class C*	4,757	514,802
Baidu, Inc., Class A*	1,342	20,200
Kanzhun Ltd., ADR*	10,344	191,261
Meta Platforms, Inc., Class A*	4,201	1,009,584
Tencent Holdings Ltd.	36,297	1,612,172

TOTAL INTERACTIVE MEDIA & SERVICES		$5,681,483

IT SERVICES – 1.8%
Accenture PLC, Class A	2,533	709,974
BIPROGY Inc	4,342	104,684
Capgemini SE	3,081	561,843
Cognizant Technology Solutions Corp., Class A	9,437	563,483
EPAM Systems, Inc.*	70	19,771
Gartner, Inc.*	1,976	597,661
GoDaddy, Inc., Class A*	12,657	957,882
International Business Machines Corp.	655	82,798
Itochu Techno-Solutions Corp.	185	4,791
Nomura Research Institute Ltd.	454	11,422
NS Solutions Corp.	4,483	122,005
Obic Co. Ltd.	357	55,005
Otsuka Corp.	401	14,596

TOTAL IT SERVICES		$3,805,915

LEISURE PRODUCTS – 0.1%
Bandai Namco Holdings, Inc.	2,538	57,652
Hasbro, Inc.	311	18,418
Sega Sammy Holdings, Inc.	3,455	64,579
Shimano, Inc.	247	38,199

TOTAL LEISURE PRODUCTS		$178,848

LIFE SCIENCES TOOLS & SERVICES – 0.6%
Agilent Technologies, Inc.	702	95,072
CMIC Holdings Co. Ltd.	1,630	23,333
Danaher Corp.	2,302	545,367
Hangzhou Tigermed Consulting Co. Ltd.,
Class H	25,895	215,711
ICON PLC*	1,694	326,417
Thermo Fisher Scientific, Inc.	256	142,054

TOTAL LIFE SCIENCES TOOLS & SERVICES		$1,347,954

MACHINERY – 2.5%
Amada Co. Ltd.	11,350	105,975
Daimler Truck Holding AG*	6,448	213,061
Duerr AG	1,860	64,536
Ebara Corp.	2,171	94,984
Fortive Corp.	11,998	756,954
Fuji Corp.	3,886	65,181

Description	Number of Shares	Value

Graco, Inc.	2,381	$188,790
Hino Motors Ltd.*	16,572	65,296
Hisaka Works Ltd.	3,030	20,337
IDEX Corp.	1,822	375,915
Kone OYJ, Class B	11,531	657,852
Makino Milling Machine Co. Ltd.	2,529	92,503
Makita Corp.	5,621	158,572
MISUMI Group, Inc.	2,061	51,993
Nordson Corp.	123	26,606
OKUMA Corp.	2,010	89,257
OSG Corp.	10,208	143,399
Otis Worldwide Corp.	5,739	489,537
PACCAR, Inc.	6,773	505,875
Schindler Holding AG	157	35,085
SKF AB, Class B	10,426	188,832
SMC Corp.	176	87,779
Spirax-Sarco Engineering PLC	368	51,424
Sumitomo Heavy Industries Ltd.	5,060	122,260
THK Co. Ltd.	10,328	231,708
Toyota Industries Corp.	662	38,474
Volvo AB, Class B	16,046	329,917
Wartsila OYJ Abp	12,171	141,149

TOTAL MACHINERY		$5,393,251

MARINE TRANSPORTATION – 0.0%**
Kuehne + Nagel International AG	20	5,925

MEDIA – 1.4%
Cable One, Inc.	287	217,664
Comcast Corp., Class A	11,108	459,538
Criteo SA, ADR*	549	17,266
Fuji Media Holdings, Inc.	4,390	41,155
Hakuhodo DY Holdings, Inc.	7,220	85,076
Megacable Holdings SAB de CV	33,780	91,911
Metropole Television SA	5,265	85,003
Nippon Television Holdings, Inc.	17,268	155,386
Omnicom Group, Inc.	4,942	447,597
Publicis Groupe SA	4,033	329,726
RTL Group SA	2,577	120,795
Television Francaise 1	12,138	97,817
TV Asahi Holdings Corp.	6,519	75,361
WPP PLC	56,481	658,253

TOTAL MEDIA		$2,882,548

METALS & MINING – 1.1%
Anglo American PLC	8,800	271,165
Asahi Holdings, Inc.	7,386	108,739
Barrick Gold Corp.	9,217	175,245
Centamin PLC	59,062	76,655
Centerra Gold, Inc.	11,571	78,230
Dowa Holdings Co. Ltd.	2,570	83,963
Eldorado Gold Corp.*	6,564	72,532
Endeavour Mining PLC	4,610	118,682
Fresnillo PLC	10,481	93,796
Glencore PLC	45,257	267,136
Kinross Gold Corp.	5,966	30,128
Kyoei Steel Ltd.	4,071	55,043
Maruichi Steel Tube Ltd.	3,577	80,916

ANNUAL REPORT / April 30, 2023

25	PORTFOLIOS OF INVESTMENTS

      Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Neturen Co. Ltd.	5,815	$30,882
Norsk Hydro ASA	4,017	29,561
OceanaGold Corp.	29,938	68,501
Rio Tinto PLC	10,495	667,192
Yamato Kogyo Co. Ltd.	2,351	92,364
Yodogawa Steel Works Ltd.	2,033	42,610

TOTAL METALS & MINING		$2,443,340

MULTI-UTILITIES – 1.3%
Consolidated Edison, Inc.	170	16,740
Dominion Energy, Inc.	1,692	96,681
Engie SA	111,571	1,785,614
National Grid PLC	57,620	826,151
WEC Energy Group, Inc.	761	73,186

TOTAL MULTI-UTILITIES		$2,798,372

OFFICE REITS – 0.0%**
Japan Real Estate Investment Corp.	12	47,549
Nippon Building Fund, Inc.	12	50,318

TOTAL OFFICE REITS		$97,867

OIL, GAS & CONSUMABLE FUELS – 4.1%
ARC Resources Ltd.	5,140	63,849
BP PLC	66,824	448,322
Cameco Corp.	2,837	78,000
Chevron Corp.	3,771	635,715
ConocoPhillips	4,167	428,743
Coterra Energy, Inc.	20,206	517,274
Diamondback Energy, Inc.	2,224	316,253
Enbridge, Inc.	17,011	676,372
Eni SpA	29,124	439,988
Equinor ASA	24,828	714,824
Exxon Mobil Corp.	1,871	221,414
Inpex Corp.	11,129	121,785
Shell PLC	22,036	677,126
TC Energy Corp.	15,192	631,407
TotalEnergies SE	33,331	2,129,849
TotalEnergies SE, ADR	8,721	557,533
Ultrapar Participacoes SA	40,342	116,874

TOTAL OIL, GAS & CONSUMABLE FUELS		$8,775,328

PAPER & FOREST PRODUCTS – 0.1%
Mondi PLC	8,278	131,913
Oji Holdings Corp.	1,550	6,091
UPM-Kymmene OYJ	1,007	32,113

TOTAL PAPER & FOREST PRODUCTS		$170,117

PASSENGER AIRLINES – 0.4%
easyJet PLC*	23,389	146,740
Japan Airlines Co. Ltd.	4,917	93,800
Southwest Airlines Co.	17,088	517,595

TOTAL PASSENGER AIRLINES		$758,135

PERSONAL CARE PRODUCTS – 0.4%
Beiersdorf AG	330	46,078
Kobayashi Pharmaceutical Co. Ltd.	485	30,265
Unilever PLC	12,995	723,589

TOTAL PERSONAL CARE PRODUCTS		$799,932

Description	Number of Shares	Value

PHARMACEUTICALS – 7.2%
Astellas Pharma, Inc.	12,387	$186,605
AstraZeneca PLC	10,865	1,598,926
AstraZeneca PLC, ADR	15,487	1,133,958
Bristol-Myers Squibb Co.	2,483	165,790
Chugai Pharmaceutical Co. Ltd.	8,376	216,148
Eisai Co. Ltd.	1,089	62,839
Eli Lilly & Co.	2,335	924,333
Genomma Lab Internacional SAB de CV, Class B	96,006	79,722
GSK PLC	22,149	399,417
Johnson & Johnson	9,378	1,535,179
Kissei Pharmaceutical Co. Ltd.	2,563	51,925
Kyowa Kirin Co. Ltd.	5,999	133,486
Merck & Co., Inc.	12,395	1,431,251
Merck KGaA	3,039	545,102
Nippon Shinyaku Co. Ltd.	3,032	138,649
Novartis AG	31,397	3,211,721
Novo Nordisk A/S, Class B	1,427	237,388
Ono Pharmaceutical Co. Ltd.	6,412	129,106
Otsuka Holdings Co. Ltd.	1,901	64,673
Pfizer, Inc.	40,813	1,587,217
Roche Holding AG	1,962	614,381
Roche Holding AG	176	59,559
Sanofi	1,696	182,775
Takeda Pharmaceutical Co. Ltd.	8,135	269,750
UCB SA	3,974	369,413

TOTAL PHARMACEUTICALS		$15,329,313

PROFESSIONAL SERVICES – 2.1%
Adecco Group AG	4,740	163,040
Automatic Data Processing, Inc.	2,684	590,480
Bureau Veritas SA	40,582	1,170,186
en Japan, Inc.	4,309	77,348
Experian PLC	15,706	556,069
Hays PLC	71,574	102,684
Nihon M&A Center Holdings, Inc.	703	5,374
Open Up Group, Inc.	5,575	82,589
Pagegroup PLC	14,477	82,619
Paychex, Inc.	775	85,141
Recruit Holdings Co. Ltd.	1,336	37,480
RELX PLC	3,011	100,322
Science Applications International Corp.	6,492	662,379
SGS SA	825	74,659
SThree PLC	7,836	41,578
Wolters Kluwer NV	5,257	696,519

TOTAL PROFESSIONAL SERVICES		$4,528,467

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.3%
CK Asset Holdings Ltd.	24,387	144,203
Daito Trust Construction Co. Ltd.	609	57,720
Daiwa House Industry Co. Ltd.	863	21,997
Mitsubishi Estate Co. Ltd.	24,784	305,445
Swiss Prime Site AG	392	35,484
Wharf Holdings Ltd. (The)	28,387	64,910

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$629,759

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	26

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

RETAIL REITS – 0.0%**
Japan Metropolitan Fund Invest	16	$11,715

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.2%
ams-OSRAM AG*	11,700	80,801
Analog Devices, Inc.	1,822	327,741
ASM Pacific Technology Ltd.	14,364	112,932
Broadcom, Inc.	518	324,527
Disco Corp.	801	91,198
Intel Corp.	5,423	168,438
KLA Corp.	910	351,751
Mimasu Semiconductor Industry Co. Ltd.	2,468	47,689
Miraial Co. Ltd.	2,160	24,068
NVIDIA Corp.	2,161	599,656
NXP Semiconductors NV	1,437	235,294
ON Semiconductor Corp.*	2,757	198,394
QUALCOMM, Inc.	2,610	304,848
Rohm Co. Ltd.	1,487	111,954
SolarEdge Technologies, Inc.*	613	175,091
Taiwan Semiconductor Manufacturing Co. Ltd.	27,000	442,141
Texas Instruments, Inc.	6,112	1,021,927
Tokyo Seimitsu Co. Ltd.	1,209	44,603

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		$4,663,053

SOFTWARE – 4.1%
ANSYS, Inc.*	209	65,609
Black Knight, Inc.*	12,031	657,374
Cadence Design Systems, Inc.*	186	38,958
Constellation Software, Inc.	902	1,765,466
Dassault Systemes SE	2,644	107,335
Intuit, Inc.	69	30,633
Lumine Group, Inc.*	2,481	33,424
Microsoft Corp.	15,176	4,662,978
Roper Technologies, Inc.	254	115,514
Salesforce, Inc.*	3,006	596,300
ServiceNow, Inc.*	756	347,321
Synopsys, Inc.*	370	137,388
Topicus.com, Inc.*	515	34,305
Trend Micro, Inc.	536	26,191
Tyler Technologies, Inc.*	99	37,524

TOTAL SOFTWARE		$8,656,320

SPECIALIZED REITS – 1.1%
American Tower Corp.	4,747	970,239
Public Storage	2,365	697,273
VICI Properties, Inc.	21,382	725,705

TOTAL SPECIALIZED REITS		$2,393,217

SPECIALTY RETAIL – 1.5%
Adastria Co. Ltd.	1,292	24,365
CarMax, Inc.*	2,587	181,168
CECONOMY AG*	14,050	42,874
China Meidong Auto Holdings Ltd.	87,885	136,381
China Tourism Group Duty Free Corp. Ltd., Class H*	519	11,102
Home Depot, Inc. (The)	1,931	580,343
Industria de Diseno Textil SA	20,101	691,007
Kingfisher PLC	30,279	98,137

Description	Number of Shares	Value

K’s Holdings Corp.	6,667	$59,091
Nitori Holdings Co. Ltd.	341	43,422
Ross Stores, Inc.	1,936	206,629
Shimamura Co. Ltd.	420	38,558
TJX Cos., Inc. (The)	7,971	628,274
Ulta Beauty, Inc.*	786	433,424
USS Co. Ltd.	1,574	26,449
Xebio Holdings Co. Ltd.	7,098	62,994

TOTAL SPECIALTY RETAIL		$3,264,218

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 1.4%
Apple, Inc.	15,824	2,685,016
Canon, Inc.	3,346	79,693
Catcher Technology Co. Ltd.	15,497	91,419
Elecom Co. Ltd.	5,794	54,983
Quadient SA	3,911	77,743

TOTAL TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS		$2,988,854

TEXTILES, APPAREL & LUXURY GOODS – 0.9%
Cie Financiere Richemont SA, Class A	3,577	591,281
Hermes International	72	156,318
Lululemon Athletica, Inc.*	213	80,925
NIKE, Inc., Class B	5,844	740,552
Sanyo Shokai Ltd.	2,000	23,515
Swatch Group AG - BR (The)	532	182,509
Yue Yuen Industrial Holdings Ltd.	36,351	54,706

TOTAL TEXTILES, APPAREL & LUXURY GOODS		$1,829,806

TOBACCO – 0.7%
British American Tobacco PLC	2,413	89,150
Japan Tobacco, Inc.	2,252	48,456
Philip Morris International, Inc.	14,016	1,401,180

TOTAL TOBACCO		$1,538,786

TRADING COMPANIES & DISTRIBUTORS – 1.7%
AerCap Holdings NV*	10,339	582,706
Brenntag SE	17,116	1,395,034
Fastenal Co.	4,387	236,196
Inaba Denki Sangyo Co. Ltd.	2,659	59,391
ITOCHU Corp.	7,916	262,612
Marubeni Corp.	2,025	28,741
Mitsubishi Corp.	5,486	203,398
Sumitomo Corp.	4,844	86,819
Triton International Ltd.	8,787	726,421
WW Grainger, Inc.	27	18,781

TOTAL TRADING COMPANIES & DISTRIBUTORS		$3,600,099

TRANSPORTATION INFRASTRUCTURE – 0.1%
Kamigumi Co. Ltd.	6,317	138,443

WATER UTILITIES – 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP*	8,097	74,382
Severn Trent PLC	1,288	47,442

TOTAL WATER UTILITIES		$121,824

WIRELESS TELECOMMUNICATION SERVICES – 0.9%
Empresa Nacional de Telecomunicaciones SA	17,644	73,396
KDDI Corp.	36,846	1,150,263

ANNUAL REPORT / April 30, 2023

27	PORTFOLIOS OF INVESTMENTS

      Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

MTN Group Ltd.	2,952	$20,734
SoftBank Corp.	8,860	99,753
T-Mobile US, Inc.*	3,349	481,921

TOTAL WIRELESS TELECOMMUNICATION SERVICES		$1,826,067

TOTAL COMMON STOCKS (Cost $ 159,036,851)		$197,015,792

EXCHANGE-TRADED FUNDS – 0.0%**

EQUITY FUNDS – 0.0%**
iShares Core MSCI EAFE ETF	1,430	98,341

TOTAL EXCHANGE-TRADED FUNDS (Cost $ 83,533)		$98,341

PREFERRED STOCKS – 0.2%

CONSUMER DISCRETIONARY – 0.1%
Bayerische Motoren Werke AG 8.76%	1,282	136,270

CONSUMER STAPLES – 0.1%
Henkel AG & Co. KGaA 2.53%	1,935	156,442

Description	Number of Shares	Value

ENERGY – 0.0%**
Raizen SA 2.72%	194,700	$124,522

MATERIALS – 0.0%**
Fuchs Petrolub SE 2.83%	2,275	89,878

TOTAL PREFERRED STOCKS (Cost $ 444,644)		$507,112

MONEY MARKET FUND – 4.9%
Dreyfus Government Cash Management Fund, Institutional Shares 4.76%^	10,362,334	10,362,334

TOTAL MONEY MARKET FUND (Cost $ 10,362,334)		$10,362,334

TOTAL INVESTMENTS – 97.5% (COST $ 169,927,362)		$207,983,579
OTHER ASSETS LESS LIABILITIES – 2.5%		5,346,828

TOTAL NET ASSETS – 100.0%		$213,330,407

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities
Common Stocks
Aerospace & Defense	$ 3,280,816	$ 2,325,740	$—	$5,606,556
Air Freight & Logistics	1,038,280	348,043	—	1,386,323
Automobile Components	—	1,246,956	—	1,246,956
Automobiles	—	2,399,131	—	2,399,131
Banks	4,299,461	7,154,656	—(a)	11,454,117
Beverages	1,278,765	2,145,129	—	3,423,894
Biotechnology	721,392	291,785	—	1,013,177
Broadline Retail	2,759,740	507,219	—	3,266,959
Building Products	1,454,176	688,460	—	2,142,636
Capital Markets	2,240,386	1,958,483	—	4,198,869
Chemicals	1,803,072	1,256,055	—	3,059,127
Commercial Services & Supplies	3,135,763	241,877	—	3,377,640
Communications Equipment	2,011,606	316,399	—	2,328,005
Construction & Engineering	—	1,386,316	—	1,386,316
Construction Materials	—	640,720	—	640,720
Consumer Finance	1,262,246	175,176	—	1,437,422
Consumer Staples Distribution & Retail	1,505,979	783,570	—	2,289,549
Containers & Packaging	186,023	2,804	—	188,827
Distributors	1,251,804	—	—	1,251,804
Diversified Consumer Services	—	8,497	—	8,497
Diversified REITs	—	240,292	—	240,292
Diversified Telecommunication Services	617,700	1,795,223	—	2,412,923
Electric Utilities	2,196,626	210,968	—	2,407,594
Electrical Equipment	—	347,345	—	347,345
Electronic Equipment, Instruments & Components	466,964	1,216,640	—	1,683,604
Energy Equipment & Services	369,596	376,980	—	746,576
Entertainment	449,432	495,612	—	945,044

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	28

Wilmington Global Alpha Equities Fund (continued)

	Level 1	Level 2	Level 3	Total

Financial Services	$3,152,898	$1,295,934	$—	$4,448,832
Food Products	2,180,647	1,447,372	—	3,628,019
Gas Utilities	191,983	1,069,911	—	1,261,894
Ground Transportation	2,345,358	71,921	—	2,417,279
Health Care Equipment & Supplies	4,502,978	791,581	—	5,294,559
Health Care Providers & Services	5,346,938	405,843	—	5,752,781
Health Care Technology	306,943	—	—	306,943
Hotels, Restaurants & Leisure	2,261,281	2,813,673	—	5,074,954
Household Durables	1,031,003	782,194	—	1,813,197
Household Products	1,804,826	1,052,562	—	2,857,388
Industrial Conglomerates	216,668	108,337	—	325,005
Industrial REITs	—	122,364	—	122,364
Insurance	7,884,940	8,278,778	—	16,163,718
Interactive Media & Services	4,049,111	1,632,372	—	5,681,483
IT Services	2,931,569	874,346	—	3,805,915
Leisure Products	18,418	160,430	—	178,848
Life Sciences Tools & Services	1,108,910	239,044	—	1,347,954
Machinery	2,343,677	3,049,574	—	5,393,251
Marine Transportation	—	5,925	—	5,925
Media	1,233,976	1,648,572	—	2,882,548
Metals & Mining	543,318	1,900,022	—	2,443,340
Multi-Utilities	186,607	2,611,765	—	2,798,372
Office REITs	—	97,867	—	97,867
Oil, Gas & Consumable Fuels	4,243,434	4,531,894	—	8,775,328
Paper & Forest Products	—	170,117	—	170,117
Passenger Airlines	517,595	240,540	—	758,135
Personal Care Products	—	799,932	—	799,932
Pharmaceuticals	6,857,450	8,471,863	—	15,329,313
Professional Services	1,338,000	3,190,467	—	4,528,467
Real Estate Management & Development	—	629,759	—	629,759
Retail REITs	—	11,715	—	11,715
Semiconductors & Semiconductor Equipment	3,707,667	955,386	—	4,663,053
Software	8,522,794	133,526	—	8,656,320
Specialized REITs	2,393,217	—	—	2,393,217
Specialty Retail	2,029,838	1,234,380	—	3,264,218
Technology Hardware, Storage & Peripherals	2,685,016	303,838	—	2,988,854
Textiles, Apparel & Luxury Goods	821,477	1,008,329	—	1,829,806
Tobacco	1,401,180	137,606	—	1,538,786
Trading Companies & Distributors	1,564,104	2,035,995	—	3,600,099
Transportation Infrastructure	—	138,443	—	138,443
Water Utilities	74,382	47,442	—	121,824
Wireless Telecommunication Services	555,317	1,270,750	—	1,826,067
Exchange-Traded Funds	98,341	—	—	98,341
Preferred Stocks	124,522	382,590	—	507,112
Money Market Fund	10,362,334	—	—	10,362,334

Total Investments in Securities	$123,268,544	$84,715,035	$—	$207,983,579

Other Financial Instruments!
Forward Foreign Currency Contracts	$—	$70,426	$—	$70,426
Financial Futures Contracts	240,449	—	—	240,449

Total Assets - Other Financial Instruments	$240,449	$70,426	$—	$310,875

Liabilities

Other Financial Instruments!
Forward Foreign Currency Contracts	$—	$(751,363)	$—	$(751,363)

ANNUAL REPORT / April 30, 2023

29	PORTFOLIOS OF INVESTMENTS

      Wilmington Global Alpha Equities Fund (continued)

	Level 1	Level 2	Level 3	Total
Financial Futures Contracts	$(4,296,929)	$—	$—	$(4,296,929)

Total Liabilities - Other Financial Instruments	$(4,296,929)	$(751,363)	$—	$(5,048,292)

(a)	Includes internally fair valued securities currently priced at zero ($0).

!

Other financial instruments are derivative instruments, such as forward foreign currency contracts and financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

*	Non-income producing security.

**	Represents less than 0.05%.

^	7-Day net yield.

(1)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Portfolio of Investments.

The following acronyms are used throughout this Portfolio of Investments:

ADR	American Depositary Receipt

CAD	Canadian Dollar

ETF	Exchange-Traded Fund

EUR	Euro

GBP	British Pound Sterling

JPY	Japanese Yen

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

OYJ	Public Limited Company

PCL	Public Company Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

S&P	Standards & Poor’s

SpA	Societa per Azioni

At April 30, 2023, the Global Alpha Equities Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)

CONTRACTS SOLD

6/21/2023	Morgan Stanley	938,700,000 JPY	$7,017,872	$6,947,446	$70,426	$ —

6/21/2023	TD Securities Ltd.	8,975,000 CAD	6,500,867	6,631,770	—	(130,903)

6/21/2023	Deutsche Bank AG	7,066,000 EUR	7,586,482	7,810,298	—	(223,816)

6/21/2023	Goldman Sachs & Co.	5,445,000 GBP	6,454,160	6,850,804	—	(396,644)
UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$70,426	$(751,363)

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	30

Wilmington Global Alpha Equities Fund (concluded)

 At April 30, 2023, the Global Alpha Equities Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Notional Amount	Notional Value	Unrealized Appreciation(a)	Unrealized (Depreciation)(a)

SHORT POSITIONS:

EXCHANGE-TRADED:

E-Mini Russell 2000 Index	June 2023	67	$6,174,512	$5,945,580	$228,932	$ —

E-Mini S&P 500 Index	June 2023	94	18,589,372	19,685,950	—	(1,096,578)

E-Mini S&P Mid 400 Index	June 2023	37	9,138,305	9,252,220	—	(113,915)

Euro STOXX 50 Index	June 2023	56	2,482,644	2,665,716	—	(183,072)

FTSE 100 Index	June 2023	41	3,888,656	4,051,291	—	(162,635)

HSCE Index	May 2023	147	6,285,045	6,273,528	11,517	—

MSCI EAFE Index	June 2023	324	32,505,407	34,823,520	—	(2,318,113)

S&P TSX 60 Index	June 2023	28	4,920,813	5,160,424	—	(239,611)

TOPIX Index	June 2023	57	8,426,926	8,609,931	—	(183,005)

UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$240,449	$(4,296,929)

(a)

The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open through April 30, 2023. Only current day variation margin is reported on the Fund’s Statement of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

31

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Real Asset Fund

At April 30, 2023, the Fund’s portfolio composition was as follows:

	Percentage of Total Net Assets
Real Estate Related Securities:
Real Estate Investment Trusts	29.7%
Exchange-Traded Funds	11.7%
Common Stocks	6.5%
Investment Companies	1.9%
Rights	0.0	%(1)
Commodity Related Securities:
Investment Companies	46.0%
Exchange-Traded Funds	1.7%
Cash Equivalents(2)	2.3%
Cash Collateral Invested for Securities on Loan(3)	0.7%
Other Assets and Liabilities - Net(4)	(0.5)%

TOTAL	100.0%

(1)	Represents less than 0.05%.

(2)	Cash Equivalents include investments in a money market fund.

(3)	Cash Collateral Invested for Securities on Loan include investments in repurchase agreements.

(4)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2023

Description	Number of Shares	Value

REAL ESTATE RELATED SECURITIES – 49.8%

COMMON STOCKS – 6.5%

CONSTRUCTION & ENGINEERING – 0.0%**
Ashtrom Group Ltd.[0]	—	$2

DIVERSIFIED – 0.0%**
Argosy Property Ltd.	78,356	54,311
Centuria Capital Group	52,289	59,914
Star Holdings*	1,373	22,160

TOTAL DIVERSIFIED		$136,385

DIVERSIFIED REAL ESTATE ACTIVITIES – 2.7%
Airport City Ltd.*	6,600	84,527
Allreal Holding AG	1,360	241,344
City Developments Ltd.	45,500	238,024
Daito Trust Construction Co. Ltd.	6,000	568,666
Daiwa House Industry Co. Ltd.	58,000	1,478,332
DIC Asset AG	5,757	43,823
Gemdale Properties & Investment Corp. Ltd.	358,000	23,776
Heiwa Real Estate Co. Ltd.	4,300	123,042
Isras Investment Co. Ltd.	124	21,580
JINUSHI Co. Ltd.	1,900	27,228
Kerry Properties Ltd.	65,000	167,707
Lendlease Corp. Ltd.	58,795	291,999
Mitsubishi Estate Co. Ltd.	119,600	1,473,987
Mitsui Fudosan Co. Ltd.	84,000	1,668,410

Description	Number of Shares	Value

New World Development Co. Ltd.	124,000	$330,693
Nomura Real Estate Holdings, Inc.	11,500	286,569
Property & Building Corp. Ltd.*	345	15,829
SAMTY Co. Ltd.	3,100	50,599
Shun Tak Holdings Ltd.*	224,000	40,662
SRE Holdings Corp.*	300	6,729
St. Joe Co. (The)	2,746	112,861
Starts Corp., Inc.	3,100	58,583
Sumitomo Realty & Development Co. Ltd.	41,500	968,993
Sun Frontier Fudousan Co. Ltd.	3,900	37,860
Sun Hung Kai Properties Ltd.	133,000	1,851,798
Tokyo Tatemono Co. Ltd.	17,900	226,703
Tokyu Fudosan Holdings Corp.	53,600	272,009
UOL Group Ltd.	40,500	211,283
Wharf Holdings Ltd. (The)	122,000	278,966
YH Dimri Construction & Development Ltd.	637	34,436

TOTAL DIVERSIFIED REAL ESTATE ACTIVITIES		$11,237,018

INDUSTRIAL – 0.0%**
Nexus Industrial REIT	3,140	22,991

OFFICE – 0.0%**
Precinct Properties New Zealand Ltd.	110,972	85,147

REAL ESTATE DEVELOPMENT – 0.7%
Aedas Homes SA	1,862	28,545
Cedar Woods Properties Ltd.	7,515	24,408

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	32

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

CK Asset Holdings Ltd.	170,000	$1,005,232
DREAM Unlimited Corp., Class A	1,602	26,711
Far East Consortium International Ltd.	85,800	21,674
Forestar Group, Inc.*	1,558	30,132
Goldcrest Co. Ltd.	1,500	20,107
Greenland Hong Kong Holdings Ltd.	101,000	7,751
Henderson Land Development Co. Ltd.	114,735	408,540
Howard Hughes Corp. (The)*	3,529	273,039
Immobel SA	315	15,715
Instone Real Estate Group SE	5,505	44,045
K Wah International Holdings Ltd.	135,000	46,651
Katitas Co. Ltd.	4,100	80,068
Lifestyle Communities Ltd.	8,810	99,749
Mirarth Holdings, Inc.	11,700	33,014
Nexity SA	5,723	150,142
Sino Land Co. Ltd.	274,000	369,235
Tosei Corp.	2,300	27,370

TOTAL REAL ESTATE DEVELOPMENT		$2,712,128

REAL ESTATE OPERATING COMPANIES – 3.1%
ADLER Group SA*	15,042	9,179
Aeon Mall Co. Ltd.	10,600	142,915
AFI Properties Ltd.*	503	13,408
Akelius Residential Property AB, Class D	21,145	42,383
Alony Hetz Properties & Investments Ltd.	15,256	120,466
Amot Investments Ltd.	22,738	120,500
Aroundtown SA	93,245	127,036
Atrium Ljungberg AB, Class B	6,191	115,138
Azrieli Group Ltd.	3,773	220,027
Big Shopping Centers Ltd.*	1,300	110,870
Blue Square Real Estate Ltd.	878	44,035
CA Immobilien Anlagen AG*	4,455	129,247
Capitaland India Trust	77,600	63,546
Capitaland Investment Ltd.	232,400	650,540
Castellum AB	24,414	296,779
Catena AB	3,309	126,934
Cibus Nordic Real Estate AB	6,754	72,241
Citycon OYJ*	7,281	55,017
CTP NV	8,799	115,447
Deutsche Wohnen SE	5,914	133,908
DigitalBridge Group, Inc.	12,599	156,606
Dios Fastigheter AB	11,065	78,965
Electra Real Estate Ltd.	2,021	21,086
Entra ASA	15,547	157,983
Fabege AB	23,153	185,680
Fastighets AB Balder, Class B*	53,856	250,744
FRP Holdings, Inc.*	573	33,234
G City, Ltd.	8,975	28,175
Gav-Yam Lands Corp. Ltd.	5,012	36,172
Grainger PLC	65,116	211,853
Grand City Properties SA	10,219	85,344
Hang Lung Group Ltd.	79,000	138,884
Hang Lung Properties Ltd.	157,000	286,984
Hongkong Land Holdings Ltd.	99,700	443,709
Hufvudstaden AB, Class A	11,486	163,789
Hulic Co. Ltd.	52,200	449,445
Hysan Development Co. Ltd.	56,001	158,261
Ichigo, Inc.	19,800	37,885

Description	Number of Shares	Value

Intershop Holding AG	171	$120,074
Israel Canada T.R Ltd.	9,850	18,197
Keihanshin Building Co. Ltd.	4,900	46,228
Kennedy-Wilson Holdings, Inc.	10,343	173,555
Kojamo OYJ	12,869	159,789
LEG Immobilien SE	6,371	396,552
Leopalace21 Corp.*	25,000	65,967
Mega Or Holdings Ltd.	1,802	35,599
Melisron Ltd.	2,063	137,916
Mivne Real Estate KD Ltd.	49,729	139,304
Mobimo Holding AG	620	166,277
Neobo Fastigheter AB*	6,805	6,715
Norstar Holdings, Inc.*	2,349	5,731
NP3 Fastigheter AB	3,018	58,093
Nyfosa AB	13,690	93,816
Pandox AB	7,020	83,646
Phoenix Spree Deutschland Ltd.	8,227	20,944
Platzer Fastigheter Holding AB, Class B	4,270	35,975
PSP Swiss Property AG	3,995	470,456
Sagax AB, Class D	19,966	52,742
Sagax AB, Class B	15,745	386,205
Samhallsbyggnadsbolaget i Norden AB, Class D	21,008	31,825
Samhallsbyggnadsbolaget i Norden AB	95,179	111,960
Sirius Real Estate Ltd.	80,598	81,719
Summit Real Estate Holdings Ltd.	2,479	27,503
Swire Properties Ltd.	93,400	251,034
Swiss Prime Site AG	6,660	602,861
TAG Immobilien AG	16,504	141,322
TKP Corp.*	1,700	34,109
TOC Co. Ltd.	5,500	27,088
Tricon Residential, Inc.	22,054	176,777
VGP NV	1,068	111,809
Vonovia SE	67,984	1,474,472
Wallenstam AB, Class B	35,212	139,724
WeWork, Inc., Class A*	29,746	12,538
Wharf Real Estate Investment Co. Ltd.	140,000	807,340
Wihlborgs Fastigheter AB	22,830	184,534

TOTAL REAL ESTATE OPERATING COMPANIES		$12,524,811

RETAIL – 0.0%**
Kiwi Property Group Ltd.	181,673	103,594

SINGLE-FAMILY RESIDENTIAL – 0.0%**
Bluerock Homes Trust, Inc.*	675	13,338

TOTAL COMMON STOCKS (COST $32,619,716)		$26,835,414

EXCHANGE-TRADED FUNDS – 11.7%

REAL ESTATE – 11.7%
Balanced Commercial Property Trust Ltd.	64,435	66,724
Schwab U.S. REIT ETF#	1,423,000	27,805,420
Vanguard Global ex-U.S. Real Estate ETF	480,700	20,299,961

TOTAL REAL ESTATE		$48,172,105

TOTAL EXCHANGE-TRADED FUNDS (COST $48,797,261)		$48,172,105

ANNUAL REPORT / April 30, 2023

33	PORTFOLIOS OF INVESTMENTS

      Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

INVESTMENT COMPANY – 1.9%

EQUITY FUNDS – 1.9%
Tortoise Energy Infrastructure Total Return Fund, Institutional Class	590,124	$7,795,542

TOTAL INVESTMENT COMPANY (COST $7,149,302)		$7,795,542

REAL ESTATE INVESTMENT TRUSTS – 29.7%

DATA CENTER – 2.1%
Digital Realty Trust, Inc.	25,173	2,495,903
Equinix, Inc.	8,108	5,870,841
Keppel DC REIT	117,495	189,973

TOTAL DATA CENTER		$8,556,717

DIVERSIFIED – 2.4%
Abacus Property Group	34,498	61,084
ABRDN PROPERTY INCOME TRUST, LTD.	30,168	20,881
Activia Properties, Inc.	64	186,487
AEW UK REIT PLC	21,753	26,821
Alexander & Baldwin, Inc.	7,229	139,014
American Assets Trust, Inc.	4,901	89,198
Armada Hoffler Properties, Inc.	5,648	66,195
Artis REIT	4,368	22,697
British Land Co. PLC (The)	81,828	412,269
Broadstone Net Lease, Inc.	15,059	243,504
Charter Hall Group	44,505	331,111
Charter Hall Long Wale REIT	56,185	162,643
Cromwell European REIT	21,500	36,522
CTO Realty Growth, Inc.	1,582	26,641
Custodian Property Income REIT PLC	42,620	50,648
Daiwa House REIT Investment Corp.	186	395,746
Empire State Realty Trust, Inc., Class A	16,562	101,194
ESCON Japan REIT Investment Corp.	25	20,617
Essential Properties Realty Trust, Inc.	12,404	306,999
Gladstone Commercial Corp.	2,455	29,313
Global Net Lease, Inc.	11,392	128,274
GPT Group (The)	166,819	490,535
Growthpoint Properties Australia Ltd.	26,398	57,222
H&R REIT	12,857	111,503
Hankyu Hanshin REIT, Inc.	53	56,798
Heiwa REIT, Inc.	110	128,836
Hulic REIT, Inc.	120	138,264
ICADE	3,089	145,078
Land Securities Group PLC	65,429	555,220
Lar Espana Real Estate Socimi SA	4,971	28,089
LXI REIT PLC	162,828	215,973
Merlin Properties Socimi SA	28,879	255,342
Mirvac Group	343,631	551,674
NIPPON REIT Investment Corp.	49	115,023
Nomura Real Estate Master Fund, Inc.	412	482,084
NTT UD REIT Investment Corp.	141	135,889
One Liberty Properties, Inc.	890	19,598
Picton Property Income Ltd.	63,920	61,338
REIT 1 Ltd.	15,048	64,509
Schroder REIT Ltd.	45,679	26,706
Sekisui House REIT, Inc.	383	217,099
Sella Capital Real Estate Ltd.	19,590	40,457

Description	Number of Shares	Value

Star Asia Investment Corp.	162	$66,312
Stockland	207,890	616,265
Sunlight REIT	139,000	53,902
Suntec REIT	186,000	188,545
Takara Leben Real Estate Investment Corp.	43	28,918
Tokyu REIT, Inc.	96	128,250
Tosei REIT Investment Corp.	34	32,439
UK Commercial Property REIT Ltd.	66,143	44,654
United Urban Investment Corp.	266	295,345
WP Carey, Inc.#	18,455	1,369,361
Yuexiu REIT	325,000	85,464

TOTAL DIVERSIFIED		$9,664,550

HEALTH CARE – 2.5%
Aedifica SA	3,480	290,691
Assura PLC	251,668	160,900
CareTrust REIT, Inc.	8,198	159,779
Cofinimmo SA	2,626	250,874
Community Healthcare Trust, Inc.	1,841	65,889
Diversified Healthcare Trust	35,676	32,586
Global Medical REIT, Inc.	5,565	51,643
Health Care & Medical Investment Corp.	33	39,664
Healthcare Realty Trust, Inc.	33,319	659,050
Healthpeak Properties, Inc.	47,908	1,052,539
Impact Healthcare REIT PLC	38,181	46,998
LTC Properties, Inc.	3,817	127,679
Medical Properties Trust, Inc.#	51,540	452,006
National Health Investors, Inc.	3,914	194,800
NorthWest Healthcare Properties REIT	10,602	63,776
Omega Healthcare Investors, Inc.	20,398	545,850
Parkway Life REIT	42,700	124,361
Physicians Realty Trust	20,022	288,717
Primary Health Properties PLC	117,554	157,692
Sabra Health Care REIT, Inc.	19,520	222,528
Universal Health Realty Income Trust	1,459	63,467
Ventas, Inc.	35,223	1,692,465
Vital Healthcare Property Trust	72,039	103,892
Welltower, Inc.	41,402	3,279,866

TOTAL HEALTH CARE		$10,127,712

HOTEL & RESORT – 0.9%
Apple Hospitality REIT, Inc.	18,758	279,307
Ashford Hospitality Trust, Inc.*	5,580	18,972
Braemar Hotels & Resorts, Inc.	5,100	19,380
CapitaLand Ascott Trust	186,747	151,620
CDL Hospitality Trusts	59,214	56,168
Chatham Lodging Trust	5,931	60,733
DiamondRock Hospitality Co.	18,163	147,302
Far East Hospitality Trust	94,900	44,197
Hersha Hospitality Trust, Class A	6,231	39,255
Hoshino Resorts REIT, Inc.	27	140,612
Host Hotels & Resorts, Inc.	60,949	985,545
Hotel Property Investments Ltd., REIT	17,262	39,199
Invincible Investment Corp.	520	224,514
Japan Hotel REIT Investment Corp.	382	215,827
Park Hotels & Resorts, Inc.	20,186	243,241
Pebblebrook Hotel Trust	10,735	152,759
RLJ Lodging Trust	14,219	143,612

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	34

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Ryman Hospitality Properties, Inc.	4,700	$421,402
Service Properties Trust	15,958	139,952
Summit Hotel Properties, Inc.	9,200	59,248
Sunstone Hotel Investors, Inc.	18,168	173,141
Xenia Hotels & Resorts, Inc.	9,642	122,068

TOTAL HOTEL & RESORT		$3,878,054

INDUSTRIAL – 5.6%
Advance Logistics Investment Corp.	45	45,612
AIMS APAC REIT	43,700	45,020
Americold Realty Trust, Inc.	22,771	673,794
CapitaLand Ascendas REIT	300,800	647,299
Centuria Industrial REIT	60,763	126,363
CRE Logistics REIT, Inc.	77	106,025
Dexus Industria REIT	20,663	38,288
Dream Industrial REIT	12,380	135,601
EastGroup Properties, Inc.	3,818	635,926
ESR-LOGOS REIT	212,393	51,848
First Industrial Realty Trust, Inc.	11,569	607,025
Frasers Logistics & Commercial Trust	286,420	290,699
GLP J-REIT	410	468,456
Goodman Group	149,934	1,932,894
Goodman Property Trust	90,440	122,321
Granite REIT	2,802	174,260
Indus Realty Trust, Inc.	409	27,227
Industrial & Infrastructure Fund Investment Corp.	177	202,845
Industrial Logistics Properties Trust	8,189	16,869
Innovative Industrial Properties, Inc.#	2,424	166,165
Intervest Offices & Warehouses NV	2,092	43,179
Japan Logistics Fund, Inc.	83	197,112
LaSalle Logiport REIT	152	180,576
LondonMetric Property PLC	87,894	213,165
LXP Industrial Trust	24,141	226,925
Mapletree Industrial Trust	188,570	337,091
Mapletree Logistics Trust	273,250	357,594
Mitsubishi Estate Logistics REIT Investment Corp.	46	141,066
Mitsui Fudosan Logistics Park, Inc.	49	184,121
Montea NV	1,482	129,843
Nippon Prologis REIT, Inc.	242	551,294
Plymouth Industrial REIT, Inc.	2,273	46,006
Prologis, Inc.	80,878	10,129,970
Rexford Industrial Realty, Inc.	16,569	924,053
Segro PLC	105,881	1,114,708
SOSiLA Logistics REIT, Inc.	61	60,661
STAG Industrial, Inc.	15,691	531,454
Terreno Realty Corp.	6,445	396,948
Tritax Big Box REIT PLC	164,924	322,221
Urban Logistics REIT PLC	57,207	101,803
Warehouses De Pauw	13,501	403,703

TOTAL INDUSTRIAL		$23,108,030

MULTI-FAMILY RESIDENTIAL – 3.2%
Advance Residence Investment Corp.	118	306,163
Altarea SCA	322	42,152
Apartment Income REIT Corp.	13,631	504,074
Apartment Investment & Management Co., Class A	16,412	128,506

Description	Number of Shares	Value

AvalonBay Communities, Inc.	12,316	$2,221,437
Boardwalk REIT	1,785	76,414
BRT Apartments Corp.	1,574	27,277
Camden Property Trust	9,650	1,061,983
Canadian Apartment Properties REIT	7,253	265,687
Care Property Invest NV	2,766	41,537
Centerspace	1,616	91,110
Civitas Social Housing PLC	58,386	39,149
Clipper Realty, Inc.	9,929	52,127
Comforia Residential REIT, Inc.	60	150,109
Daiwa Securities Living Investments Corp.	192	163,249
Elme Communities	7,567	130,379
Empiric Student Property PLC	51,684	59,973
Equity Residential	29,985	1,896,551
Essex Property Trust, Inc.	5,669	1,245,649
Home REIT PLC	42,087	16,080
Independence Realty Trust, Inc.	19,494	324,575
Ingenia Communities Group	45,700	130,253
InterRent REIT	6,334	60,589
Irish Residential Properties REIT PLC	33,709	38,361
Kenedix Residential Next Investment Corp.	94	147,473
Killam Apartment REIT	4,993	62,023
Mid-America Apartment Communities, Inc.	10,118	1,556,148
Minto Apartment REIT	1,676	17,529
Morguard North American Residential REIT	1,808	22,699
NexPoint Residential Trust, Inc.	2,691	115,525
Nippon Accommodations Fund, Inc.	43	209,024
Samty Residential Investment Corp.	61	51,938
Starts Proceed Investment Corp.	19	32,174
Triple Point Social Housing REIT PLC	36,682	21,671
UDR, Inc.	27,096	1,119,878
UNITE Group PLC (The)	34,895	421,053
Veris Residential, Inc.*	9,191	150,273
Xior Student Housing NV	1,779	56,499

TOTAL MULTI-FAMILY RESIDENTIAL		$13,057,291

OFFICE – 2.4%
Alexandria Real Estate Equities, Inc.	13,801	1,713,808
Allied Properties REIT	6,285	105,674
Boston Properties, Inc.	12,246	653,447
Brandywine Realty Trust	15,708	61,732
Centuria Office REIT	38,286	36,236
Champion REIT	160,000	66,785
City Office REIT, Inc.	2,823	16,430
CLS Holdings PLC	25,558	43,537
Corporate Office Properties Trust	9,587	219,446
Cousins Properties, Inc.#	13,130	286,365
Covivio SA	4,040	229,710
Cromwell Property Group	136,773	51,828
Daiwa Office Investment Corp.	30	130,404
Derwent London PLC	9,890	298,580
Dexus	93,667	485,475
Douglas Emmett, Inc.	14,979	192,929
Dream Office REIT	3,839	37,771
Easterly Government Properties, Inc.	8,883	124,984
Equity Commonwealth	9,699	200,963
Franklin Street Properties Corp.	9,107	10,564
GDI Property Group Partnership	37,938	18,026

ANNUAL REPORT / April 30, 2023

35	PORTFOLIOS OF INVESTMENTS

      Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Gecina SA	4,735	$527,113
Global One Real Estate Investment Corp.	81	62,676
Great Portland Estates PLC	24,043	161,273
Highwoods Properties, Inc.	8,953	205,203
Hudson Pacific Properties, Inc.	12,391	68,894
Ichigo Office REIT Investment Corp.	168	108,721
Inmobiliaria Colonial Socimi SA	26,612	170,117
Japan Excellent, Inc.	143	122,362
Japan Prime Realty Investment Corp.	85	221,014
Japan Real Estate Investment Corp.	121	479,451
JBG SMITH Properties	9,549	136,264
Kenedix Office Investment Corp.	74	163,601
Keppel Pacific Oak U.S. REIT	91,600	33,026
Keppel REIT	160,800	105,160
Kilroy Realty Corp.	8,967	262,195
Manulife U.S. REIT	149,700	26,886
Mirai Corp.	131	43,749
Mori Hills REIT Investment Corp.	139	157,097
Mori Trust REIT, Inc.	257	135,243
Nippon Building Fund, Inc.	147	616,403
NSI NV	1,341	30,800
Office Properties Income Trust#	3,636	23,707
One REIT, Inc.	24	42,465
Orion Office REIT, Inc.	6,503	39,928
Orix JREIT, Inc.	244	315,417
Paramount Group, Inc.	17,642	76,390
Piedmont Office Realty Trust, Inc., Class A	11,198	72,899
Prime U.S. REIT	75,100	19,579
Prosperity REIT	87,000	21,103
Regional REIT Ltd.	34,529	24,023
Sankei Real Estate, Inc.	41	25,253
SL Green Realty Corp.	5,210	123,321
True North Commercial REIT	3,946	8,941
Vornado Realty Trust	13,572	203,716
Workspace Group PLC	21,828	130,929

TOTAL OFFICE		$9,949,613

OTHER SPECIALIZED – 1.6%
Arena REIT	35,122	87,310
Automotive Properties REIT	3,080	26,120
Charter Hall Social Infrastructure REIT	35,768	71,953
EPR Properties	6,385	267,915
Farmland Partners, Inc.#	2,902	30,297
Four Corners Property Trust, Inc.	7,305	186,351
Gaming and Leisure Properties, Inc.	22,671	1,178,892
Gladstone Land Corp.	3,132	50,456
Iron Mountain, Inc.	24,715	1,365,257
Rural Funds Group	32,605	42,480
Safehold, Inc.	4,116	114,091
VICI Properties, Inc.	87,942	2,984,751

TOTAL OTHER SPECIALIZED		$6,405,873

REAL ESTATE OPERATING COMPANIES – 0.1%
Helical PLC	12,067	45,393
Seritage Growth Properties, Class A*,#	5,575	41,757
Shurgard Self Storage Ltd.	2,600	134,437

TOTAL REAL ESTATE OPERATING COMPANIES		$221,587

Description	Number of Shares	Value

RETAIL – 5.5%
Acadia Realty Trust	8,750	$118,213
AEON REIT Investment Corp.	147	168,528
Agree Realty Corp.	7,713	524,407
Alexander’s, Inc.	134	24,933
Brixmor Property Group, Inc.	26,404	563,197
BWP Trust	49,254	126,964
CapitaLand China Trust	120,900	100,830
CapitaLand Integrated Commercial Trust	440,747	672,994
Carmila SA	7,784	131,749
CBL & Associates Properties, Inc.	2,691	62,243
Charter Hall Retail REIT	49,743	128,045
Choice Properties REIT	15,157	163,781
Crombie REIT	4,825	54,915
CT REIT	6,101	72,455
Eurocommercial Properties NV	4,984	119,526
Federal Realty Investment Trust	6,399	632,797
First Capital REIT	10,254	120,413
Fortune REIT	131,000	109,590
Frasers Centrepoint Trust	104,623	173,849
Frontier Real Estate Investment Corp.	44	158,971
Fukuoka REIT Corp.	64	76,897
Getty Realty Corp.#	4,149	138,286
Hamborner REIT AG	9,415	74,271
Hammerson PLC	292,015	103,138
HMC Capital Ltd.	25,444	66,605
HomeCo Daily Needs REIT	152,785	122,134
InvenTrust Properties Corp.	5,741	129,460
Japan Metropolitan Fund Invest	610	446,651
Kenedix Retail REIT Corp.	64	115,150
Kimco Realty Corp.	54,450	1,044,895
Kite Realty Group Trust	19,182	397,451
Klepierre SA	16,650	421,747
Lendlease Global Commercial REIT	145,125	76,352
Link REIT	224,800	1,470,392
Macerich Co. (The)	18,914	188,951
Mapletree Pan Asia Commercial Trust	187,123	247,873
Mercialys SA	4,343	43,671
National Retail Properties, Inc.	15,976	694,956
Necessity Retail REIT, Inc. (The)	15,917	87,703
NETSTREIT Corp.	2,616	47,664
NewRiver REIT PLC	17,295	17,614
Phillips Edison & Co., Inc.	10,352	326,502
Primaris REIT	2,451	24,169
Realty Income Corp.	54,704	3,437,599
Regency Centers Corp.	13,483	828,261
Region RE Ltd.	98,776	161,643
Retail Estates NV	1,199	88,832
Retail Opportunity Investments Corp.	10,776	140,411
RioCan REIT	12,827	198,627
RPT Realty	7,659	71,229
Sasseur REIT	61,100	33,064
Saul Centers, Inc.	944	34,012
Scentre Group	454,429	872,093
Shaftesbury Capital PLC	175,037	258,892
Simon Property Group, Inc.	28,647	3,246,278
SITE Centers Corp.	16,242	200,426

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	36

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Slate Grocery REIT, Class U	2,915	$28,508
SmartCentres REIT	7,835	151,397
Spirit Realty Capital, Inc.	12,228	470,289
Starhill Global REIT	158,600	62,518
Supermarket Income REIT PLC	106,288	116,958
Tanger Factory Outlet Centers, Inc.#	9,051	177,490
Unibail-Rodamco-Westfield*	12,168	650,820
Urban Edge Properties	10,097	148,123
Urstadt Biddle Properties, Inc., Class A	3,106	53,485
Vastned Retail NV	2,088	47,569
Vicinity Ltd.	330,292	461,738
Waypoint REIT Ltd.	71,780	124,665
Wereldhave NV	2,996	46,011
Whitestone REIT	4,055	36,292

TOTAL RETAIL		$22,738,162

SELF-STORAGE – 2.1%
Big Yellow Group PLC	15,433	237,559
CubeSmart	19,662	894,424
Extra Space Storage, Inc.	11,607	1,764,728
Life Storage, Inc.	7,402	994,681
National Storage Affiliates Trust	7,434	286,581
National Storage REIT	92,338	153,797
Public Storage	13,851	4,083,690
Safestore Holdings PLC	19,154	238,761

TOTAL SELF-STORAGE		$8,654,221

SINGLE-FAMILY RESIDENTIAL – 1.3%
American Homes 4 Rent, Class A	26,894	894,495
Equity LifeStyle Properties, Inc.	15,317	1,055,341
Invitation Homes, Inc.	52,446	1,750,123
PRS REIT PLC (The)	46,884	50,824
Sun Communities, Inc.	10,920	1,517,116

UMH Properties, Inc.	3,166	48,123

TOTAL SINGLE-FAMILY RESIDENTIAL		$5,316,022

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $128,631,564)		$121,677,832

RIGHTS – 0.0%**

ESR-REIT*, Expire 05/05/23	13,593	8

TOTAL RIGHTS (COST $0)		$8

TOTAL REAL ESTATE RELATED SECURITIES (COST $217,197,843)		$204,480,901

COMMODITY RELATED SECURITIES – 47.7%

EXCHANGE-TRADED FUNDS – 1.7%

COMMODITY – 1.7%

SPDR S&P Global Natural Resources ETF#	119,300	6,796,521

TOTAL EXCHANGE-TRADED FUNDS (COST $5,102,945)		$6,796,521

INVESTMENT COMPANIES – 46.0%

COMMODITY – 46.0%

Vanguard Commodity Strategy Fund, Admiral Shares	2,385,740	62,387,107

DFA Commodity Strategy Portfolio, Institutional Class	25,532,863	117,451,172

Description	Number of Shares	Value

Parametric Commodity Strategy Fund, Institutional Class	495,132	$3,094,574

Credit Suisse Commodity Return Strategy Fund, Class I	248,564	5,801,486

TOTAL COMMODITY		$188,734,339

TOTAL INVESTMENT COMPANIES (COST $202,736,937)		$188,734,339

TOTAL COMMODITY RELATED SECURITIES (COST $207,839,882)		$195,530,860

SHORT-TERM INVESTMENTS – 2.3%

MONEY MARKET FUND – 2.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%^	9,615,878	9,615,878

TOTAL SHORT-TERM INVESTMENT (COST $9,615,878)		$9,615,878

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.7%

	Par Value

REPURCHASE AGREEMENTS – 0.7%

Bank of America Securities, Inc., 4.82%, dated 4/28/23, due 5/01/23, repurchase price $537,533, collateralized by U.S. Government Agency Securities, 1.50% to 4.00%, maturing 9/20/46 to 6/20/52; total market value of $548,063.	$ 537,317	537,317

Citigroup Global Markets Ltd., 4.81%, dated 4/28/23, due 5/01/23, repurchase price $537,532, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.00%, maturing 8/15/23 to 8/20/67; total market value of $548,063.	537,317	537,317

Daiwa Capital Markets America, 4.81%, dated 4/28/23, due 5/01/23, repurchase price $155,350, collateralized by U.S. Government Agency & Treasury Securities, 1.50% to 7.00%, maturing 3/31/24 to 5/01/53; total market value of $158,394.	155,288	155,288

Deutsche Bank Securities, Inc., 4.81%, dated 4/28/23, due 5/01/23, repurchase price $537,532, collateralized by U.S. Government Agency Securities, 1.50% to 8.00%, maturing 2/01/26 to 9/01/61; total market value of $548,063.	537,317	537,317

HSBC Securities USA, Inc., 4.80%, dated 4/28/23, due 5/01/23, repurchase price $537,532, collateralized by U.S. Government Agency Securities, 0.00% to 7.00%, maturing 9/15/25 to 1/15/63; total market value of $548,063.	537,317	537,317

ANNUAL REPORT / April 30, 2023

37	PORTFOLIOS OF INVESTMENTS

      Wilmington Real Asset Fund (continued)

Description	Par Value	Value

RBC Dominion Securities, Inc., 4.81%, dated 4/28/23, due 5/01/23, repurchase price $537,532, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.00%, maturing 5/04/23 to 4/20/53; total market value of $548,063.	$ 537,317	$537,317

TOTAL REPURCHASE AGREEMENTS (COST $2,841,873)		$2,841,873

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $2,841,873)		$2,841,873

Description	Value

TOTAL INVESTMENTS – 100.5% (Cost $437,495,476)	$ 412,469,512

COLLATERAL FOR SECURITIES ON LOAN – (0.7%)	(2,841,873)

OTHER ASSETS LESS LIABILITIES – 0.2%	648,238

TOTAL NET ASSETS – 100.0%	$ 410,275,877

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities
Real Estate Related Securities
Common Stocks
Construction & Engineering	$—	$2	$—	$2
Diversified	22,160	114,225	—	136,385
Diversified Real Estate Activities	112,861	11,124,157	—	11,237,018
Industrial	22,991	—	—	22,991
Office	—	85,147	—	85,147
Real Estate Development	329,882	2,382,246	—	2,712,128
Real Estate Operating Companies	559,425	11,965,386	—	12,524,811
Retail	—	103,594	—	103,594
Single-Family Residential	13,338	—	—	13,338
Exchange-Traded Funds	48,105,381	66,724	—	48,172,105
Investment Company	7,795,542	—	—	7,795,542
Real Estate Investment Trusts
Data Center	8,366,744	189,973	—	8,556,717
Diversified	2,653,491	7,011,059	—	9,664,550
Health Care	8,952,640	1,175,072	—	10,127,712
Hotel & Resort	3,005,917	872,137	—	3,878,054
Industrial	14,692,223	8,415,807	—	23,108,030
Multi-Family Residential	11,130,433	1,926,858	—	13,057,291
Office	4,845,571	5,104,042	—	9,949,613
Other Specialized	6,204,130	201,743	—	6,405,873
Real Estate Operating Companies	176,194	45,393	—	221,587
Retail	15,290,638	7,447,524	—	22,738,162
Self-Storage	8,024,104	630,117	—	8,654,221
Single-Family Residential	5,265,198	50,824	—	5,316,022
Rights	—	8	—	8
Commodity Related Securities
Exchange-Traded Funds	6,796,521	—	—	6,796,521
Investment Companies	188,734,339	—	—	188,734,339
Money Market Fund	9,615,878	—	—	9,615,878

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	38

Wilmington Real Asset Fund (concluded)

	Level 1	Level 2	Level 3	Total
Repurchase Agreements	$—	$2,841,873	$—	$2,841,873

Total Investments in Securities	$350,715,601	$61,753,911	$—	$412,469,512

**	Represents less than 0.05%.

0	Rounds to less than 1 share.

*	Non-income producing security.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

The following acronyms are used throughout this Portfolio of Investments:

ETF	Exchange-Traded Fund

J-REIT	Japanese Real Estate Investment Trust

OYJ	Public Limited Company

PLC	Public Limited Company

RE	Reinsurance

REIT	Real Estate Investment Trust

SCA	Limited Partnership With Share Capital

SPDR	Standard & Poor’s Depositary Receipt

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

39	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2023	Wilmington International Fund		Wilmington Global Alpha Equities Fund		Wilmington Real Asset Fund
ASSETS:
Investments, at identified cost	$444,187,084		$169,927,362		$437,495,476

Investments in securities, at value	$526,142,336	(a)	$207,983,579		$412,469,512	(b)
Cash	80,425		25,124		—
Deposits for financial futures contracts	313,671		5,057,568		—
Cash denominated in foreign currencies	4,160,586	(c)	438,450	(c)	186,264	(c)
Variation margin receivable for financial futures contracts	244,190		—		—
Income receivable	1,893,014		654,528		467,681
Foreign tax reclaim receivable	2,006,259		374,308		185,333
Due from broker	208		—		—
Receivable for shares sold	589,085		326,172		719,931
Unrealized appreciation on forward foreign currency contracts	—		70,426		—
Receivable for investments sold	916,933		1,451,830		—
Prepaid and other assets	16,230		20,719		20,753

TOTAL ASSETS	536,362,937		216,402,704		414,049,474

LIABILITIES:
Collateral for securities on loan	15,928,667		—		2,841,873
Deferred foreign capital gains tax payable	17,468		2,052		—
Variation margin payable for financial futures contracts	—		442,378		—
Payable for investments purchased	1,336,361		1,360,130		—
Unrealized depreciation on forward foreign currency contracts	—		751,363		—
Payable for shares redeemed	547,696		119,972		542,042
Payable to sub-advisors	129,081		95,663		20,527
Payable for Trustees’ fees	3,919		3,918		3,411
Payable for administration fees	12,243		5,021		9,726
Payable for distribution services fees	580		62		196
Payable for investment advisory fees	125,761		53,883		107,805
Other accrued expenses	393,041		237,855		248,017

TOTAL LIABILITIES	18,494,817		3,072,297		3,773,597

NET ASSETS	$517,868,120		$213,330,407		$410,275,877

NET ASSETS CONSIST OF:

Paid-in capital	$484,008,810		$199,293,826		$454,130,114
Distributable earnings (loss)	33,859,310		14,036,581		(43,854,237)

TOTAL NET ASSETS	$517,868,120		$213,330,407		$410,275,877

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$2,836,217		$302,989		$941,353

Shares outstanding (unlimited shares authorized)	338,883		25,755		70,973

Net Asset Value per share	$8.37		$11.76		$13.26

Offering Price per share*	$8.86	**	$12.44	**	$14.03	**

Class I
Net Assets	$515,031,903		$213,027,418		$409,334,524

Shares outstanding (unlimited shares authorized)	60,843,275		17,760,855		30,368,563

Net Asset Value and Offering Price per share	$8.46		$11.99		$13.48

(a)	Including $14,988,381 of securities on loan (Note 2).
(b)	Including $2,807,204 of securities on loan (Note 2).
(c)	Cost of cash denominated in foreign currencies was $4,221,997, $440,573 and $190,400, respectively.
*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2023 / ANNUAL REPORT

STATEMENTS OF OPERATIONS	40

Year Ended April 30, 2023	Wilmington International Fund		Wilmington Global Alpha Equities Fund		Wilmington Real Asset Fund
INVESTMENT INCOME:
Dividends	$15,677,233	(a)	$4,811,103	(a)	$24,600,375 (a)
Interest	7,430		105,147		—
Securities lending income, net	134,278		—		79,171

TOTAL INVESTMENT INCOME	15,818,941		4,916,250		24,679,546

EXPENSES:
Investment advisory fees	4,133,801		2,896,457		2,204,312
Administration fees	161,657		63,125		131,120
Portfolio accounting and administration fees	251,739		97,317		134,845
Custodian fees	217,661		100,610		89,150
Transfer and dividend disbursing agent fees and expenses	69,158		31,991		31,624
Trustees’ fees	65,311		65,311		65,311
Professional fees	188,511		171,963		146,996
Distribution services fee—Class A	6,819		734		2,553
Shareholder services fee—Class A	6,819		734		2,553
Share registration costs	28,927		30,025		33,650
Printing and postage	28,790		20,696		17,474
Miscellaneous	74,532		50,496		66,485

TOTAL EXPENSES	5,233,725		3,529,459		2,926,073

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(682,350)		(939,485)		(304,177)
Waiver by sub-advisor	(64,831)		—		(38,098)
Waiver of shareholder services fee—Class A	(6,819)		(734)		(2,553)

TOTAL WAIVERS AND REIMBURSEMENTS	(754,000)		(940,219)		(344,828)

Net expenses	4,479,725		2,589,240		2,581,245

Net investment income	11,339,216		2,327,010		22,098,301

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(44,629,838	)(b)	(873,379	)(b)	(6,154,123)
Net realized gain (loss) on forward foreign currency contracts	(9,948)		2,394,672		(181)
Net realized gain (loss) on foreign currency transactions	(663,443)		(151,447)		(54,671)
Net realized gain (loss) on financial futures contracts	(1,145,769)		2,139,089		—

Net realized gain (loss)	(46,448,998)		3,508,935		(6,208,975)

Net change in unrealized appreciation (depreciation) on investments	45,836,580	(c)	9,070,095	(c)	(85,184,444)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—		(1,875,260)		—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	104,763		36,364		24,472
Net change in unrealized appreciation (depreciation) on financial futures contracts	37,257		(5,563,843)		—

Net change in unrealized appreciation (depreciation)	45,978,600		1,667,356		(85,159,972)

Net realized and unrealized gain (loss)	(470,398)		5,176,291		(91,368,947)

Change in net assets resulting from operations	$10,868,818		$7,503,301		$(69,270,646)

(a)	Net of foreign withholding taxes of $1,622,809, $414,815 and $294,334, respectively.
(b)	Net of foreign capital gains tax paid of $35 and $84, respectively.
(c)	Net of change in deferred foreign capital gains tax accrued of $(15,574) and $(2,663), respectively.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

41	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington International Fund		Wilmington Global Alpha Equities Fund

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
OPERATIONS:
Net investment income	$11,339,216	$8,931,202	$2,327,010	$813,947
Net realized gain (loss)	(46,448,998)	34,613,517	3,508,935	9,830,329
Net change in unrealized appreciation (depreciation)	45,978,600	(160,824,359)	1,667,356	(14,472,171)

Change in net assets resulting from operations	10,868,818	(117,279,640)	7,503,301	(3,827,895)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(101,891)	(140,818)	(8,022)	(1,534)
Class I	(20,772,925)	(27,489,939)	(5,525,066)	(1,127,043)

Total distributions to shareholders	(20,874,816)	(27,630,757)	(5,533,088)	(1,128,577)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	25,393	14,806	850	979
Class I	125,541,950	97,632,573	58,243,535	44,382,799
Distributions reinvested
Class A	94,660	129,098	8,022	1,534
Class I	8,676,649	12,890,244	2,030,500	347,409
Cost of shares redeemed
Class A	(210,821)	(475,838)	(3,418)	(24,737)
Class I	(223,549,803)	(65,462,154)	(61,171,203)	(34,055,348)

Change in net assets resulting from share transactions	(89,421,972)	44,728,729	(891,714)	10,652,636

Change in net assets	(99,427,970)	(100,181,668)	1,078,499	5,696,164

NET ASSETS:
Beginning of year	617,296,090	717,477,758	212,251,908	206,555,744

End of year	$517,868,120	$617,296,090	$213,330,407	$212,251,908

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	3,105	1,466	73	81
Class I	15,579,933	9,786,405	4,928,523	3,621,891
Distributions reinvested
Class A	12,174	12,730	706	127
Class I	1,098,909	1,264,315	175,194	28,245
Shares redeemed
Class A	(26,747)	(47,287)	(304)	(2,033)
Class I	(27,904,440)	(6,524,942)	(5,189,505)	(2,784,677)

Net change resulting from share transactions	(11,237,066)	4,492,687	(85,313)	863,634

See Notes which are an integral part of the Financial Statements

April 30, 2023 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	42

	Wilmington Real Asset Fund

	Year Ended April 30, 2023	Year Ended April 30, 2022
OPERATIONS:
Net investment income	$22,098,301	$49,165,824
Net realized gain (loss)	(6,208,975)	21,696,018
Net change in unrealized appreciation (depreciation)	(85,159,972)	5,619,182

Change in net assets resulting from operations	(69,270,646)	76,481,024

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains
Class A	(48,529)	(110,221)
Class I	(21,016,869)	(50,543,503)
Tax return of capital
Class A	(211)	—
Class I	(89,490)	—

Total distributions to shareholders	(21,155,099)	(50,653,724)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	138,429	125,187
Class I	82,657,040	93,457,658
Distributions reinvested
Class A	47,127	106,501
Class I	8,786,738	19,610,932
Cost of shares redeemed
Class A	(194,392)	(101,368)
Class I	(78,861,084)	(115,096,412)

Change in net assets resulting from share transactions	12,573,858	(1,897,502)

Change in net assets	(77,851,887)	23,929,798
NET ASSETS:
Beginning of year	488,127,764	464,197,966

End of year	$410,275,877	$488,127,764

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	9,154	7,512
Class I	5,724,533	5,648,957
Distributions reinvested
Class A	3,487	6,699
Class I	639,668	1,216,232
Shares redeemed
Class A	(13,389)	(6,323)
Class I	(5,437,549)	(6,788,203)

Net change resulting from share transactions	925,904	84,874

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

43	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERNATIONAL FUND

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019

CLASS A
Net Asset Value, Beginning of Year	$ 8.44	$ 10.47	$ 7.35	$ 8.52	$ 9.11
Income (Loss) From Operations:
Net Investment Income(a)	0.15	0.10	0.10	0.13	0.14
Net Realized and Unrealized Gain (Loss)	0.08	(1.75)	3.16	(1.17)	(0.51)

Total Income (Loss) From Operations	0.23	(1.65)	3.26	(1.04)	(0.37)

Less Distributions From:
Net Investment Income	(0.13)	(0.16)	(0.14)	(0.13)	(0.14)
Net Realized Gains	(0.17)	(0.22)	—	—	(0.08)

Total Distributions	(0.30)	(0.38)	(0.14)	(0.13)	(0.22)

Net Asset Value, End of Year	$ 8.37	$ 8.44	$10.47	$ 7.35	$ 8.52

Total Return(b)	3.01%	(16.31)%	44.67%	(12.35)%	(4.07)%
Net Assets, End of Year (000’s)	$2,836	$ 2,957	$4,015	$ 3,036	$4,871
Ratios to Average Net Assets
Gross Expense(c)	1.48%	1.48%	1.48%	1.50%	1.50%
Net Expense(c),(d)	1.09%	1.10%	1.06%	0.98%	1.00%
Net Investment Income	1.87%	1.00%	1.10%	1.57%	1.69%
Portfolio Turnover Rate	76%	71%	74%	79%	70%

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019

CLASS I
Net Asset Value, Beginning of Year	$ 8.52	$ 10.56	$ 7.41	$ 8.59	$ 9.18
Income (Loss) From Operations:
Net Investment Income(a)	0.17	0.13	0.12	0.13	0.17
Net Realized and Unrealized Gain (Loss)	0.08	(1.77)	3.18	(1.17)	(0.53)

Total Income (Loss) From Operations	0.25	(1.64)	3.30	(1.04)	(0.36)

Less Distributions From:
Net Investment Income	(0.14)	(0.18)	(0.15)	(0.14)	(0.15)
Net Realized Gains	(0.17)	(0.22)	—	—	(0.08)

Total Distributions	(0.31)	(0.40)	(0.15)	(0.14)	(0.23)

Net Asset Value, End of Year	$ 8.46	$ 8.52	$ 10.56	$ 7.41	$ 8.59

Total Return(b)	3.23%	(16.10)%	44.92%	(12.28)%	(3.91)%
Net Assets, End of Year (000’s)	$515,032	$614,339	$713,463	$513,640	$570,749
Ratios to Average Net Assets
Gross Expense(c)	0.98%	0.99%	1.16%	1.25%	1.26%
Net Expense(c),(d)	0.84%	0.85%	0.85%	0.85%	0.87%
Net Investment Income	2.12%	1.27%	1.32%	1.58%	1.95%
Portfolio Turnover Rate	76%	71%	74%	79%	70%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

April 30, 2023 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	44

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON GLOBAL ALPHA EQUITIES FUND

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019

CLASS A
Net Asset Value, Beginning of Year	$11.68	$11.97	$10.87	$11.28	$10.99
Income (Loss) From Operations:
Net Investment Income(a)	0.10	0.01	0.02	0.07	0.09
Net Realized and Unrealized Gain (Loss)	0.30	(0.24)	1.31	(0.35)	0.33

Total Income (Loss) From Operations	0.40	(0.23)	1.33	(0.28)	0.42

Less Distributions From:
Net Investment Income	(0.32)	(0.06)	(0.06)	(0.13)	(0.13)
Net Realized Gains	—	—	(0.17)	—	—

Total Distributions	(0.32)	(0.06)	(0.23)	(0.13)	(0.13)

Net Asset Value, End of Year	$11.76	$11.68	$11.97	$10.87	$11.28

Total Return(b)	3.51%	(1.97)%	12.27%	(2.57)%	3.87%
Net Assets, End of Year (000’s)	$ 303	$ 295	$ 324	$ 208	$ 125
Ratios to Average Net Assets
Gross Expense(c)	2.19%	2.30%	2.30%	2.29%	2.36%
Net Expense(c),(d)	1.49%	1.49%	1.49%	1.49%	1.49%
Net Investment Income	0.87%	0.12%	0.19%	0.63%	0.78%
Portfolio Turnover Rate	68%	44%	58%	84%	61%

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019

CLASS I
Net Asset Value, Beginning of Year	$ 11.88	$ 12.14	$ 11.01	$ 11.40	$ 11.08
Income (Loss) From Operations:
Net Investment Income(a)	0.13	0.05	0.05	0.09	0.11
Net Realized and Unrealized Gain (Loss)	0.30	(0.25)	1.31	(0.34)	0.34

Total Income (Loss) From Operations	0.43	(0.20)	1.36	(0.25)	0.45

Less Distributions From:
Net Investment Income	(0.32)	(0.06)	(0.06)	(0.14)	(0.13)
Net Realized Gains	—	—	(0.17)	—	—

Total Distributions	(0.32)	(0.06)	(0.23)	(0.14)	(0.13)

Net Asset Value, End of Year	$ 11.99	$ 11.88	$ 12.14	$ 11.01	$ 11.40

Total Return(b)	3.75%	(1.63)%	12.46%	(2.31)%	4.18%
Net Assets, End of Year (000’s)	$213,027	$211,957	$206,232	$211,911	$168,199
Ratios to Average Net Assets
Gross Expense(c)	1.69%	1.80%	1.99%	2.04%	2.11%
Net Expense(c),(d)	1.24%	1.24%	1.24%	1.24%	1.24%
Net Investment Income	1.12%	0.38%	0.44%	0.82%	1.02%
Portfolio Turnover Rate	68%	44%	58%	84%	61%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

45	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON REAL ASSET FUND

	Year Ended April 30, 2023		Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019

CLASS A
Net Asset Value, Beginning of Year	$ 16.30		$15.58		$12.33		$ 14.40	$14.48
Income (Loss) From Operations:
Net Investment Income(a)	0.69		1.64	(b)	0.17		0.45	0.34
Net Realized and Unrealized Gain (Loss)	(3.04)		0.82		3.32		(2.03)	(0.07)

Total Income (Loss) From Operations	(2.35)		2.46		3.49		(1.58)	0.27

Less Distributions From:
Net Investment Income	(0.69	)(c)	(1.74)		(0.24)		(0.49)	(0.35)

Total Distributions	(0.69)		(1.74)		(0.24)		(0.49)	(0.35)

Net Asset Value, End of Year	$ 13.26		$16.30		$15.58		$ 12.33	$14.40

Total Return(d)	(14.44)%		16.34%		28.65%		(11.35)%	2.05%
Net Assets, End of Year (000’s)	$ 941		$1,169		$ 995		$ 932	$1,173
Ratios to Average Net Assets
Gross Expense(e)	1.17%		1.17%		1.30%		1.30%	1.32%
Net Expense(e),(f)	0.85%		0.89%		0.96%		0.96%	0.96%
Net Investment Income	4.78%		10.04	%(b)	1.25%		3.16%	2.44%
Portfolio Turnover Rate	20%		32%		40	%(g)	411%	347%

	Year Ended April 30, 2023		Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019

CLASS I
Net Asset Value, Beginning of Year	$ 16.54		$ 15.77		$ 12.47		$ 14.56	$ 14.63
Income (Loss) From Operations:
Net Investment Income(a)	0.74		1.65	(b)	0.17		0.49	0.38
Net Realized and Unrealized Gain (Loss)	(3.09)		0.89		3.40		(2.06)	(0.07)

Total Income (Loss) From Operations	(2.35)		2.54		3.57		(1.57)	0.31

Less Distributions From:
Net Investment Income	(0.71	)(c)	(1.77)		(0.27)		(0.52)	(0.38)

Total Distributions	(0.71)		(1.77)		(0.27)		(0.52)	(0.38)

Net Asset Value, End of Year	$ 13.48		$ 16.54		$ 15.77		$ 12.47	$ 14.56

Total Return(d)	(14.21)%		16.66%		29.00%		(11.13)%	2.29%
Net Assets, End of Year (000’s)	$409,335		$486,959		$463,203		$199,115	$309,654
Ratios to Average Net Assets
Gross Expense(e)	0.67%		0.67%		0.93%		1.05%	1.07%
Net Expense(e),(f)	0.60%		0.64%		0.71%		0.71%	0.71%
Net Investment Income	5.10%		9.98	%(b)	1.18%		3.41%	2.69%
Portfolio Turnover Rate	20%		32%		40	%(g)	411%	347%

(a)	Per share amounts have been calculated using the average shares method.

(b)

The net investment income earned by the Fund increased significantly during the fiscal year ended April 30, 2022 due to larger than usual net investment income distributions from the commodity-related investments in its portfolio.

(c)	A portion of this distribution amounting to less than $0.005 per share was a tax return of capital.

(d)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(e)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(f)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

(g)	In 2020, the Fund transitioned to a single sub-advisor strategy. As a result, the portfolio turnover rate for the year ended April 30, 2021 was significantly lower than that of previous fiscal years.

See Notes which are an integral part of the Financial Statements

April 30, 2023 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	46

Wilmington Funds

April 30, 2023

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 funds, 3 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 7 funds are presented in separate reports.

Fund	Investment Goal

Wilmington International Fund (“International Fund”)(d)	The Fund seeks to provide long-term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”)(d)	The Fund seeks to achieve long-term growth of capital with lower volatility than broader equity markets.

Wilmington Real Asset Fund (“Real Asset Fund”)(d)	The Fund seeks to achieve long-term preservation of capital with current income.

(d) Diversified

The Funds offer Class A and Class I shares. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value – The net asset value (‘‘NAV’’) per share for each class of a Fund is computed by dividing the total current value of the assets of the Fund, less its liabilities, attributable to the class by the total number of shares outstanding of the class at the time of such computation. The NAV per share for each class of a Fund is computed as of 4:00 p.m. (Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for regular trading.

Investment Valuation – The Board of Trustees (“Trustees”) has adopted Valuation Policies and Procedures (“Valuation Procedures”) and has delegated responsibilities to Wilmington Funds Management Corporation (“WFMC” or the “Advisor”), in its role as the Trust’s investment advisor, with respect to the valuation of the Funds’ investments. The Advisor, acting through its Pricing Committee, carries out all of the functions set forth below to determine fair value in good faith with respect to a Fund’s investments. The fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•

financial futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Advisor may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

•	forward foreign currency contracts are valued at the mean between the last bid and asked prices;

•	investments in open-end regulated investment companies are valued at NAV;

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value;

•	price information on listed securities, including Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”), is taken from the exchange where the security is primarily traded; and

•	for all other securities, at fair value as determined by the Advisor in accordance with the Valuation Procedures.

ANNUAL REPORT / April 30, 2023

47	NOTES TO FINANCIAL STATEMENTS (continued)

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing their NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (Systematic International Fair Value Pricing (“SIFVP”)).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. The Funds may utilize SIFVP which could result in certain equity securities being categorized as Level 2. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with the Valuation Procedures. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2023, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)

International Fund
Bank of America Securities, Inc.	$3,186,246	$3,186,246	$—	$—
Citigroup Global Markets Ltd.	3,186,246	3,186,246	—	—
Deutsche Bank Securities, Inc.	3,183,683	3,183,683	—	—
HSBC Securities USA, Inc.	3,186,246	3,186,246	—	—
RBC Dominion Securities, Inc.	3,186,246	3,186,246	—	—

	$15,928,667	$15,928,667	$—	$—

Real Asset Fund
Bank of America Securities, Inc.	$537,317	$537,317	$—	$—
Citigroup Global Markets Ltd.	537,317	537,317	—	—
Daiwa Capital Markets America	155,288	155,288	—	—
Deutsche Bank Securities, Inc.	537,317	537,317	—	—

April 30, 2023 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	48

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)

HSBC Securities USA, Inc.	$537,317	$537,317	$—	$—
RBC Dominion Securities, Inc.	537,317	537,317	—	—

	$2,841,873	$2,841,873	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net exposure represents the receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Distributions received from real estate investment trusts (“REITs”) are recorded as dividend income, capital gain, or return of capital as reported by such REITs, or based on management’s estimates to the extent actual information has not been reported. Estimates are adjusted to the actual amounts when the amounts are determined. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis and includes proceeds from litigation, if any. Withholding taxes and, where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Each Fund offers multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared and paid quarterly for the Funds, with the exception of the Global Alpha Equities Fund, which is paid annually.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rates.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with the Valuation Procedures.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Funds. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

ANNUAL REPORT / April 30, 2023

49	NOTES TO FINANCIAL STATEMENTS (continued)

Under the terms of the agreement, cash collateral received is invested in one or more approved investments. Investments purchased with cash collateral are presented on the Portfolios of Investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds.

At April 30, 2023, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Exposure(2)

International Fund	$14,988,381	$14,988,381	$—
Real Asset Fund	2,807,204	2,807,204	—

(1)

Collateral with a value of $15,928,667 and $2,841,873, respectively, has been received in connection with securities lending transactions. The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net exposure represents the receivable due from the counterparty in the event of default.

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Risk of loss on derivatives, including written options, forward foreign currency contracts, and financial futures contracts, may exceed amounts recognized on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts – Certain Funds may enter into foreign currency commitments or foreign currency exchange transactions. A Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge a Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

The International Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities. The Real Asset Fund and the Global Alpha Equities Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the portfolio’s securities or as a means to express a view on the direction of a currency’s value as a part of the broader investment strategy.

Financial Futures Contracts – The Funds may invest in financial futures contracts to hedge their existing portfolios, manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, and prior to computing its NAV, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities.

For the year ended April 30, 2023, the International Fund and Global Alpha Equities Fund used equity index futures contracts to manage equity market exposure.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities and the fair value of the Funds’ derivative investments categorized by primary risk exposure as of April 30, 2023.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives

Equity contracts	Variation margin receivable for financial futures contracts*	Variation margin payable for financial futures contracts*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts**	Unrealized depreciation on forward foreign currency contracts**

*

The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for financial futures contracts. The amount presented below is the cumulative unrealized appreciation (depreciation) from the date the contract was opened until April 30, 2023.

**	The amounts shown represent the unrealized appreciation (depreciation) from the date the contract was open.

April 30, 2023 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	50

	Asset Derivatives Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts

International Fund
Financial Futures Contracts	$476,637	$476,637	$—

Totals	$476,637	$476,637	$—

Global Alpha Equities Fund
Financial Futures Contracts	$240,449	$240,449	$—
Forward Foreign Currency Contracts	70,426	—	70,426

Totals	$310,875	$240,449	$70,426

	Liability Derivatives Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts

Global Alpha Equities Fund
Financial Futures Contracts	$(4,296,929)	$(4,296,929)	$—
Forward Foreign Currency Contracts	(751,363)	—	(751,363)

Totals	$(5,048,292)	$(4,296,929)	$(751,363)

The following is a summary of the location of realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the year ended April 30, 2023.

Derivative Type	Location on the Statements of Operations

Equity contracts	Net realized gain (loss) on financial futures contracts.
Net change in unrealized appreciation (depreciation) on financial futures contracts.

Foreign exchange contracts	Net realized gain (loss) on forward foreign currency contracts.
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts.

	Net Realized Gain (Loss) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts

International Fund
Financial Futures Contracts	$(1,145,769)	$(1,145,769)	$—
Forward Foreign Currency Contracts	(9,948)	—	(9,948)

Totals	$(1,155,717)	$(1,145,769)	$(9,948)

Global Alpha Equities Fund
Financial Futures Contracts	$2,139,090	$2,139,090	$—
Forward Foreign Currency Contracts	2,394,672	—	2,394,672

Totals	$4,533,762	$2,139,090	$2,394,672

Real Asset Fund
Forward Foreign Currency Contracts	$(181)	$—	$(181)

Totals	$(181)	$—	$(181)

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts

International Fund
Financial Futures Contracts	$37,257	$37,257	$—

Totals	$37,257	$37,257	$—

ANNUAL REPORT / April 30, 2023

51	NOTES TO FINANCIAL STATEMENTS (continued)

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts

Global Alpha Equities Fund
Financial Futures Contracts	$(5,563,843)	$(5,563,843)	$—
Forward Foreign Currency Contracts	(1,875,260)	—	(1,875,260)

Totals	$(7,439,103)	$(5,563,843)	$(1,875,260)

The average quarterly volume of derivative activities for the year ended April 30, 2023 are as follows.

	Asset Derivative Volume
Fund	Financial Futures Contracts(1)	Forward Foreign Currency Contracts(2)

International Fund	$11,029,011	$ —
Global Alpha Equities Fund	—	25,792,535

Fund	Liability Derivative Volume Financial Futures Contracts(1)

Global Alpha Equities Fund	$96,067,649

    (1)  Notional Amount.

    (2)  Contract Amount.

The International and Real Asset Funds had forward foreign currency activity during the period but did not have open positions at any quarter-end.

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to each Fund is held in a segregated account by each Fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the Fund’s Portfolio of Investments or Statements of Assets and Liabilities.

At April 30, 2023, derivative assets and liabilities by counterparty net of amounts available for offset under a MA and net of the related collateral received by each Fund are as follows:

Fund/Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received (1)	Cash Collateral Received(1)	Net Exposure of Derivative Assets(2)

Global Alpha Equities Fund
Morgan Stanley	$70,426	$—	$—	$—	$70,426

Total Derivative Assets	$70,426	$—	$—	$—	$70,426

Fund/Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Exposure of Derivative Liabilities(2)

TD Securities Ltd.	$(130,903)	$—	$—	$—	$(130,903)
Deutsche Bank AG	(223,816)	—	—	—	(223,816)
Goldman Sachs Bank USA	(396,644)	—	—	—	(396,644)

Total Derivative Liabilities	$(751,363)	$—	$—	$—	$(751,363)

(1)  Excess of collateral received is not shown for financial reporting purposes.

(2)  Net exposure represents the receivable due from the counterparty in the event of default.

(3)  Excess of collateral pledged is not shown for financial reporting purposes.

April 30, 2023 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	52

4.	FEDERAL TAX INFORMATION

No provision for federal income taxes has been made, as it is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year all of its taxable income and realized gains.

Each Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the tax returns are filed. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the year ended April 30, 2023.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to foreign currency transactions, mark-to-market of futures contracts, passive foreign investment companies, and losses deferred due to wash sales. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings and paid-in capital in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of April 30, 2023, the following reclassifications were made on the Statements of Assets and Liabilities for permanent differences:

Fund	Paid-in Capital	Distributable Earnings (Loss)

Global Alpha Equities Fund	$(4,689)	$ 4,689
Real Asset Fund	62,735	(62,735)

The tax character of distributions for the corresponding fiscal year ended April 30, were as follows:

	2023				2022
Fund	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital	Ordinary Income*	Long-Term Capital Gains

International Fund	$9,601,693	$11,273,123	$—	$12,538,556	$15,092,201
Global Alpha Equities Fund	5,533,088	—	—	1,128,577	—
Real Asset Fund	21,065,398	—	89,701	50,653,724	—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Certain Funds may also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

As of April 30, 2023, the cost of investments and derivatives for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments and derivatives for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments and derivatives for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)

International Fund	$452,894,232	$116,578,080	$(43,329,976)	$73,248,104
Global Alpha Equities Fund	175,179,271	44,400,564	(12,007,355)	32,393,209
Real Asset Fund	444,391,829	14,864,922	(46,787,239)	(31,922,317)

As of April 30, 2023, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals	Distributable Earnings

International Fund	$5,817,450	$—	$—	$73,144,880	$(45,103,020)	$—	$33,859,310
Global Alpha Equities Fund	—	—	2	32,395,944	(17,895,070)	(464,295)	14,036,581
Real Asset Fund	—	—	4	(31,930,541)	(11,923,700)	—	(43,854,237)

Capital loss carryforwards represent realized losses that may be carried forward for an unlimited period and applied against future capital gains for U.S. federal income tax purposes. Such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of April 30, 2023, character of capital loss carryforwards were as follows:

ANNUAL REPORT / April 30, 2023

53	NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards

International Fund	$(35,791,619)	$(9,311,401)	$(45,103,020)
Global Alpha Equities Fund	(11,689,760)	(6,205,310)	(17,895,070)
Real Asset Fund	(1,242,447)	(10,681,253)	(11,923,700)

For the year ended April 30, 2023, the Funds did not utilize any capital loss carryforwards.

Late year loss deferrals represent (1) net specified losses realized between November 1 and April 30 of each year and (2) ordinary losses realized between January 1 and April 30 of each year that the Fund has elected for U.S. federal income tax purposes to treat as occurring on the first day of the following tax year. As of April 30, 2023, late year loss deferrals were as follows:

Fund	Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses

Global Alpha Equities Fund	$(464,295)	$—	$—

5.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – WFMC serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Each of the Funds utilizes a sub-advisor strategy, whereby WFMC allocates all or a portion of the Funds’ assets among one or more sub-advisors and strategies. For their services, the Funds pay each sub-advisor fees, accrued daily and paid monthly, as described below.

Fund	Gross Fees	Fees Waived/ Reimbursed		Current Fee as a % of average net assets of the Fund/ Allocated Net Assets for Sub-advisors
International Fund
WFMC	$2,404,144	$(682,350)		0.45%
Sub-advisors:
Allianz Global investors U.S. LLC (terminated 6/20/22)	26,483	(16,368)		0.38% on the first $100 million; 0.33% on the next
				$100 million; and 0.28% on assets in excess of $200 million
				allocated to the Europe Equity Growth Select Strategy.
	17,289	(10,685)		0.25% on assets allocated to the High Dividend Europe Strategy
AXA Investment Managers, Inc.	232,436	—		0.43% on the first $150 million; and 0.41% on assets in excess
				of $150 million.
Berenberg Asset Management LLC	124,013	—		0.27%
Nikko Asset Management Americas, Inc.	336,484	—		0.32%
Parametric Portfolio Associates LLC (effective 6/16/2022)	237,591	(37,778	)***	0.25% of the first $20 million in assets; 0.20% of the next
				$20 million in assets; 0.15% on the next $110 million; and
				0.10% of assets in excess of $150 million.
Schroder Investment Management North America, Inc.	755,361	—		0.50%

Total(a)	$4,133,801	$(747,181)

Global Alpha Equities Fund
WFMC*	$1,748,328	$(939,485)		0.60%
Sub-advisors:
Wellington Management Company LP	1,148,129	—		0.55%

Total(b)	$2,896,457	$(939,485)
Real Asset Fund
WFMC	$1,949,894	$(304,177)		0.45% on all Assets, except Assets allocated to the inflation-protected and fixed-income securities (“TIPS”) strategy or the Enhanced Cash Strategy. The fee for assets allocated to the TIPS strategy: 0.52% of the first $25 million; 0.49% of the next $25 million; and 0.47% of Assets over $50 million. The fee for assets allocated to the Enhanced Cash strategy is 0.53% on the assets.

April 30, 2023 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	54

Fund	Gross Fees	Fees Waived/ Reimbursed		Current Fee as a % of average net assets of the Fund/ Allocated Net Assets for Sub-advisors

Sub-advisors:
Parametric Portfolio Associates LLC**	$ 254,418	$ (38,098)	***	0.25% of the first $20 million in assets; 0.20% of the next $20 million in assets; 0.15% on the next $110 million; and 0.10% of assets in excess of $150 million.

Total(c)	$ 2,204,312	$(342,275)

*	WFMC’s fee changed from 0.95% to 0.60%, effective January 1, 2023.

**	Parametric Portfolio Associates LLC (“Parametric”) fee changed effective July 1, 2022. Prior to July 1, 2022, the fee for assets in excess of $40 million was 0.15%.

***

Effective July 1, 2022, Parametric agreed to the aggregating of assets managed for the International Fund and the Real Asset Fund when calculating fees under the new fees schedule which results in a lower aggregate fee being paid to Parametric. The resulting fee reduction is allocated pro rata to each Fund and is shown as a fee waiver for each Fund.

(a)	The total gross advisory and sub-advisory fees during the period were 0.77% for the International Fund.

(b)	The total gross advisory and sub-advisory fees during the period were 1.39% for the Global Alpha Equities Fund.

(c)	The total gross advisory and sub-advisory fees during the period were 0.51% for the Real Asset Fund.

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2023 so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

The contractual expense limitations are as follows:

	Current Contractual Expense Limitations

Fund	Class A	Class I

International Fund*	1.08%	0.83%
Global Alpha Equities Fund	1.49%	1.24%
Real Asset Fund**	0.82%	0.57%

*	Prior to August 31, 2022, the International Fund’s contractual expense limitation was 1.10% and 0.85% for Class A and Class I, respectively.

**	Prior to August 31, 2022, the Real Asset Fund’s contractual expense limitation was 0.89% and 0.64% for Class A and Class I, respectively.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. BNYM fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. WFMC fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2023, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they are entitled.

ANNUAL REPORT / April 30, 2023

55	NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended April 30, 2023, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received distribution services fees paid by the Funds as follows:

Fund	Distribution Fees from Class A

International Fund	$857
Global Alpha Equities Fund	—
Real Asset Fund	2

Sales Charges – The Funds’ Class A shares bear front-end sales charges.

For the year ended April 30, 2023, M&T did not receive any sales charges on the sale of Class A shares.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of the Funds’ Class A shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts.

M&T has entered into a Shareholder Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of the Funds’ Class A shares. The Funds may reduce the maximum amount of shareholder service fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2023, M&T did not receive any shareholder service fees from the Funds.

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Trustees and Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and U.S. Government Securities, for the year ended April 30, 2023 were as follows:

Fund	Purchases	Sales

International Fund	$375,228,982	$472,256,929
Global Alpha Equities Fund	131,035,300	130,765,062
Real Asset Fund	101,197,736	85,601,037

7.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on a Fund and its investments.

Global financial markets continue to experience volatility partially related to the military action by Russia in Ukraine. As a result of this military action, the US and many other countries continue to have sanctions against Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have adverse effect on the region’s economies and more globally, including negative impact on markets for certain securities and the rising cost of commodities, such as oil and natural gas. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict, but could be prolonged and impact the Funds’ overall performance. In addition, the global outbreak of COVID-19 continues to have an impact on market volatility and global business, impacting the global economy and the financial health of individual companies in unforeseen ways.

The principal risks of investing in the Funds are described more fully in the Funds’ prospectus.

April 30, 2023 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)	56

8.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

9.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM, which was renewed and became effective March 29, 2023. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the highest of (a) the federal funds effective rate for such day, (b) the Daily Simple Secured Overnight Financing Rate (SOFR) for such day plus 0.10%, or (c) zero percent. The LOC includes a commitment fee of 0.20% per annum on the daily unused portion. The LOC expires on March 27, 2024.

The Funds did not utilize the LOC during the year ended April 30, 2023.

10.	NEW REGULATORY PRONOUNCEMENTS

In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds. The rule and form amendments will require mutual funds to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The compliance date for the amendments is for shareholder reports filed with the SEC on or after July 24, 2024.

11.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

ANNUAL REPORT / April 30, 2023

57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington International Fund, Wilmington Global Alpha Equities Fund and Wilmington Real Asset Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington International Fund, Wilmington Global Alpha Equities Fund and Wilmington Real Asset Fund (three of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the four years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2023 and each of the financial highlights for each of the four years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended April 30, 2019 and the financial highlights for the year ended April 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 27, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 22, 2023

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

April 30, 2023 / ANNUAL REPORT

58

FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended April 30, 2023, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund

International Fund	0.28%
Global Alpha Equities Fund	37.47%
Real Asset Fund	0.19%

For the fiscal year ended April 30, 2023, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 20%:

Fund

International Fund	86.01%
Global Alpha Equities Fund	100.00%
Real Asset Fund	7.84%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

International Fund intends to pass through foreign tax credits in the maximum amount of $1,132,523. The gross foreign source income earned during the fiscal year April 30, 2023 by the Fund was $16,312,310.

ANNUAL REPORT / April 30, 2023 (unaudited)

59

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 10 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Eric W. Taylor* Birth year: 1981 TRUSTEE Began serving: October 2022 PRESIDENT Began serving: August 2022

Principal Occupations: Executive Vice President, Head of Investment Implementation and Investment Advisor Services, Manufactures and Traders Trust Co. (August 2018—present).

Previous Positions: Director of Investment Planning and Portfolio Implementation (2017-2018); Regional Investment Advisory Lead and Regional Investment Implementation Officer (2013-2017); Senior Investment Advisory (2009-2013), Manufactures and Traders Trust Co.

Other Directorships Held: None

*        Eric W. Taylor is “interested” due to his current affiliation with Wilmington Trust, N.A., a subsidiary of M&T Bank Corporation and parent company of WFMC and WTIA, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley Birth year: 1951 CHAIRMAN Began serving: January 2023 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (2014 to present); Trustee, 1290 Funds (2017 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (2012 to 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011).

Nicholas A. Giordano Birth year: 1943 TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (34 portfolios) (registered investment companies); Independence Blue Cross (1981 to 2021); IntriCon Corporation (body-worn products) (2001 to 2022).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17).

April 30, 2023 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	60

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Herspiegel Consulting LLC (pharmaceutical consulting) (12/20 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019);

Previous Positions: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (3/2020 to 11/2020); Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999); Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to present); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Senior Vice President, Wilmington Funds Management Corporation (2005 to present); Senior Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Kaushik Goswami Birth year: 1973 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER Began serving: October 2021

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Senior Vice President, M&T Bank.

Previous Positions: Vice President and Compliance Advisor, M&T Bank (2019-2021); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2015-2019).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Senior Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

ANNUAL REPORT / April 30, 2023 (unaudited)

61	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Senior Vice President and Assistant Secretary, Wilmington Funds; Wilmington Funds Management Corporation (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Senior Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1971 CHIEF EXECUTIVE OFFICER Began serving: June 2022

Principal Occupation: Managing Director, Fund Officers, ACA Group, previously Foreside Financial Group (2008 to present).

Previous Positions: Vice President, Co-Director, Financial Reporting, J.P. Morgan (2000 to 2008).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: October 2020

Principal Occupation: Senior Principal Consultant and Fund Principal Financial Officer, ACA Group, previously Foreside Financial Group (2020 to present).

Previous Positions: Partner, Ernst &Young LLP (2012 to 2020).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

April 30, 2023 (unaudited) / ANNUAL REPORT

62

Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 22, 2023, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP for the year of operation ending December 31, 2022. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third-party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third-party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended April 30, 2023. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

ANNUAL REPORT / April 30, 2023 (unaudited)

63

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Important information about the access and delivery of shareholder reports

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them. You will be notified by mail each time a report is posted on the Funds’ website and you will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive other communications electronically from the Fund by contacting your financial intermediary or, if you hold shares directly with the Fund, by calling 1-800-836-2211.

You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive paper reports will apply to all funds held directly with Wilmington Funds and may apply to all funds held with your financial intermediary.

April 30, 2023 (unaudited) / ANNUAL REPORT

64

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

March 1, 2023

The Wilmington Funds, their distributor, and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure. In accordance with current regulations, the Funds will: collect from customers only the non-public personal information needed to conduct the Funds’ business; insure the security and confidentiality of customer records and information; protect against unauthorized access to or use of customer records and information; protect against any anticipated threats or hazards to the security or integrity of customer records and information; and require companies that service the Funds to have an information security program in place that is reasonably designed to safeguard customer records and information.

Information Collected by the Funds

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security or taxpayer identification number, date of birth, assets, income, account balances, and investment activity.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence, and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting, or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and direct such third parties to only use your information for the purpose it was provided. We require these third parties to treat your personal information with the same high degree of confidentiality that we do.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information, and to have an information security program in place that is reasonably designed to safeguard customer records and information. We do not permit third parties to use that information for their own or any other purposes, or rent, sell, trade, or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third-party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

ANNUAL REPORT / April 30, 2023 (unaudited)

65

Employee Access to Information

Our Code of Ethics, which applies to all employees, restricts the use of customer information, and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

•	Information or data entered into a website will be retained.

•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit the Funds’ website, so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive information from the Funds by e-mail, it is our policy to include instructions in all e-mail messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mails on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to the Funds or its agents. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836- 2211.

What You Can Do

The safety and security of your Personal Information also depends on you. You are responsible for keeping your account information, such as your account number and login information for our website, confidential. For your protection, we recommend that you do not provide your account information, username, or password to anyone except a representative of the Funds as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement

The effective date of this Notice is March 1, 2023. We reserve the right to modify this Notice at any time. When it is revised, reviewed or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this Notice.

April 30, 2023 (unaudited) / ANNUAL REPORT

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WILMINGTON FUNDS

Investment Advisor

Sub-Advisor

Additional Sub-Advisors to the Wilmington International Fund

AXA Investment Managers, Inc.
100 West Putnam Avenue
Greenwich, Connecticut 06830

Berenberg Asset Management LLC
1251 Avenue of the Americas, 53rd Floor
New York, NY 10020

Nikko Asset Management Americas, Inc.
605 3rd Avenue, 38th Floor
New York, New York 10158

Parametric Portfolio Associates, LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104

Schroder Investment Management North America, Inc.
7 Bryant Park
New York, New York 10018

Additional Sub-Advisors to the Wilmington Global Alpha Equities Fund

Wellington Management Company LLP
280 Congress Street
Boston, Massachusetts 02210

Additional Sub-Advisors to the Wilmington Real Asset Fund

Parametric Portfolio Associates, LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104

Co-Administrator

Custodian

Distributor

Independent Registered Public Accounting Firm

WT-AR-MMgr-0423

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

April 30, 2023 PRESIDENT’S MESSAGE AND Annual Report WILMINGTON FUNDS Money Market Funds Wilmington U.S. Government Money Market Fund Wilmington U.S. Treasury Money Market Fund

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)

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i

PRESIDENT’S MESSAGE (unaudited)

Esteemed Shareholder:

I am pleased to present the Annual Report of the U.S. Government Money Market Fund and U.S. Treasury Money Market Fund (the “Funds”), covering the annual fiscal period of May 1, 2022, through April 30, 2023. Inside you will find a comprehensive review of the Funds’ holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Funds’ investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Funds’ annual fiscal period.

The economy

The fiscal year included significant volatility, headlined by peak inflation and rapid changes to the financial landscape as the Federal Reserve (the “Fed”) remained steadfast in raising interest rates. In June 2022, U.S. Consumer Price Index (“CPI”) inflation posted a new 40-year high of 9.1% year-over-year, raising recession probabilities substantially. The Fed reacted by raising interest rates by 75 basis points1 for three consecutive meetings (the largest such moves in 30 years). The Fed continued to raise interest rates by another 100 basis points during the year bringing the upper bound of the Fed funds rate to 5.0%. As expected, inflation moderated throughout the year, falling to 5.0% year-over-year in April 2023, helped by easing goods prices and resolution of Covid-related supply chain issues. The U.S. labor force continued to grow, and the participation rate returned to its highest level since the onset of the pandemic. For most of the year, the labor market remained very tight by historical standards, with the unemployment rate edging down during the year to 3.5% (at one point touching a five-decade low of 3.4%). Near the end of the period, wage pressures showed signs of receding as hiring slowed and the labor market started to loosen—an encouraging sign for inflation and the Fed.

Tighter monetary policy was not restricted to the U.S. economy. Central banks across the globe were busy during the year, including the Bank of England (BoE) and the European Central Bank (ECB), as inflation remained elevated well above central bank targets. The war in Ukraine intensified after the Nord Stream Pipeline was sabotaged forcing European countries to scramble to fill oil and natural gas reserves before winter. Before the war, Russia supplied 40% of all gas consumed in Europe with a third of that coming from the Nord Stream pipeline. In China, economic data for much of the year remained weak due to stringent “zero-Covid” policies enacted by President Xi Jinping and the Chinese government. In December 2022, the Chinese government dropped its zero-Covid policy, sending Covid-19 infections soaring in its most densely populated cities. However, economic activity in China began to recover in the latter part of the fiscal year, evidenced by composite Purchasing Managers Index (PMI) returning to expansionary territory (54.4) after spending four months in contractionary territory.

Perhaps the biggest story of the year began unfolding on March 9th when a classic bank run took hold of Silicon Valley Bank (SVB), the 16th largest U.S. bank at the time. Shares of SVB plummeted over 60%, with pressure spilling over into the rest of the financial sector. A day later, SVB collapsed into FDIC receivership, sending shockwaves throughout financial markets. Shortly after the collapse of SVB, New York state regulators closed Signature Bank (SBNY) after the bank faced a “torrent of deposit outflows”. The global banking sector remained unnerved by the subsequent failures of Credit Suisse (taken over by UBS) and First Republic Bank (purchased by JP Morgan). Uncertainty regarding the regional banking sector and possible spillover from tightening financial conditions have raised the probability of a recession in the next twelve months.

Bond markets

The sharp increase in interest rates led to higher volatility in bond markets, and the MOVE index, a gauge of volatility in the Treasury market, surged to its highest level since 2008 (198.7). The rate sensitive 2-year Treasury yield ended the fiscal year 129 basis points higher (rising to 4.0%) while the 10-year yield peaked above 4.0% before settling around 3.4%. The yield curve continued to flash warnings signs with the 10y-minus-2y portion of the Treasury slope falling 80 basis points to finish at -58 basis points, and the 10y-minus-3m slope plummeting 372 basis points to end the year at -161 basis points. (All past recessions have been preceded by an inverted yield curve.) The bond market recovered from a challenging start to the year, with investment-grade tax exempt bonds finishing up 2.9%. Investment grade taxable bonds returned a more disappointing -0.4% during the period.

PRESIDENT’S MESSAGE / April 30, 2023 (unaudited)

ii

For the 12-month period May 1, 2022 to April 30, 2023, certain Bloomberg indices performed as follows:2

Bloomberg U.S. Treasury Bond Index[3]	Bloomberg U.S. Aggregate Bond Index[4]	Bloomberg U.S. Credit Bond Index[5]	Bloomberg Municipal Bond Index[6]	Bloomberg U.S. Corporate High Yield Bond Index[7]
-0.93%	-0.43%	0.72%	2.87%	1.22%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

U.S. large-cap equities started the fiscal year in decline, dropping nearly 13% through October. Large-cap equities then rallied over 17% through the remainder of the year due to several factors. In November, the mid-term elections concluded with congressional gridlock, an outcome typically preferred by financial markets. In March 2023, following the banking crisis, markets began to price in expectations of multiple rate cuts later in 2023, which also supported risky assets. Within equities, the information technology sector recovered from a challenging prior year and advanced 8.1% as investors flocked to higher quality companies and interest rates fell. (Excitement around generative AI also contributed to investor enthusiasm for technology stocks.) Growth stocks outperformed value, and small cap stocks were hit particularly hard (with the Russell 2000 down 3.7%) as the percentage of unprofitable companies in the index climbed to over 42% (above the long-term average of 28%).

In international markets, the MSCI EAFE delivered strong returns of 8.4% after countries across Europe were able to adequately stock up natural gas supplies for the winter and were supported by the reopening in China. Emerging markets fell out of favor, with the MSCI Emerging Markets declining 6.5%. China’s reopening was less robust than expected and geopolitical tensions between the U.S. and China remained elevated.

For the 12-month period May 1, 2022 to April 30, 2023, certain stock market indices performed as follows:

S&P 500® Index[8]	Russell 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]
2.66%	-3.65%	8.42%	-6.51%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Sincerely,

Eric W. Taylor, CFA

President

May 12, 2023

April 30, 2023 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the money market funds, and you should not expect that the investment advisor will provide financial support to the money market funds at any time.

1.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.

Bloomberg U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Bloomberg Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.

Bloomberg U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.

Bloomberg Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.

The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of $152.3 million to $5 billion. The index is unmanaged and investments cannot be made directly in an index.

10.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets (Net) Index captures large and mid-cap representation across 24 Emerging Markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2023 (unaudited)

1

WILMINGTON MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

Over the past year, the Federal Reserve (the “Fed”) has engaged in the most aggressive tightening of monetary policy in over 40 years to reduce the highest inflation in 40 years. The Fed has raised the Federal Funds rate from just 0.5% at the start of the fiscal year to 5.0% by fiscal year-end. This is the highest Federal Funds rate in the last 16 years. The Fed has remained committed to achieving a 2.0% inflation rate, as measured by the Core Personal Consumption Expenditure (“PCE”) Price Index. They have also reversed their COVID-19 quantitative easing measures of buying U.S. Treasuries, agency, and agency mortgage-backed securities which expanded its balance sheet to roughly $8.5 trillion. In June 2022, the Fed started shrinking its balance sheet by allowing $30 billion of Treasuries and $17.5 billion of agency mortgage-backed securities to mature and not be reinvested. In September, they doubled the monthly roll off to $60 billion and $35 billion, respectively.

As expected, the U.S. economy slowed over the past year from the prior year’s stronger pace that was fueled by the reopening of the economy. Some sectors of the economy have slowed much more, such as housing. However, the service side of the economy remained elevated as consumers’ demand for travel and leisure remained strong. Inflation has fallen from its 40-year high peak of 9.1% to 4.9% at fiscal year-end, as measured by the Consumer Price Index (“CPI”). Supply bottlenecks during COVID-19 and during the start of the war in Ukraine, which propelled inflation higher, have eased over the course of the year. In addition, the effects of tighter monetary policy have slowed both economic growth and inflationary pressures. Importantly, future expectations of inflation remain anchored as exhibited in the 10-year US Treasury Inflation Protection break-even rate of 2.2% at fiscal year-end. However, the labor market remains robust, with the unemployment rate falling to 3.4%, its lowest level in over 50 years. Wages continued to expand at an elevated pace, with average hourly earnings registering a 4.4% year-over-year increase at fiscal year-end.

Over the course of the fiscal year, as the Fed tightened monetary policy, interest rates have risen sharply. The 2-year Treasury yield rose from 2.71% to 4.01%. The 10-year Treasury yield increased from 2.93% to 3.42%. The 30-year Treasury yield also increased by 68 basis points over the fiscal year resulting in -10.94% return over the year. The Fed’s tightening of monetary policy and the failure of Silicon Valley Bank led to interest rate volatility spiking to levels not seen since the financial crisis in 2008. For the fiscal year, the Bloomberg U.S. Aggregate Bond Index* registered a -0.43% rate of return. However, on a calendar year basis, the 2022 return for the index was a record -13.01%, demonstrating the bouts of interest rate volatility experienced over the fiscal year.

The yield curve inverted in July 2022 as short-term rates moved higher than longer-term rates. In March 2023, the 2-year Treasury yield was 1.08% higher than the yield on the 10-year Treasury, the largest inversion in the yield curve since 1981. The inverted yield curve has been a precursor to an economic recession. One negative byproduct of the Fed’s tightening campaign surfaced in March 2023 as several west coast regional banks, with idiosyncratic banking business models started experiencing severe market stress, resulting in three regional banks going into receivership. In response to the banking crisis, the Fed is now expected to pause rate increases as it assesses the cumulative effects of tighter monetary policy and potential tighter credit conditions resulting from the regional bank stresses.

Uncertainties surrounding the raising of the Government debt limit, the war in Ukraine, a soft U.S. economic landing, and an upcoming political cycle all suggest market volatility will persist in the year ahead. We view the market’s pricing of over 50 basis points of rate cuts by the Federal Reserve this year and another 100 basis points of cuts by this time next year as aggressive and somewhat premature. Our expectation is for the Fed to keep rates higher for longer than what the market is currently anticipating. The risks to the economy are expected to rise as the Fed remains committed to a 2.0% inflationary environment. As such, we expect to have a more defensive portfolio while at the same time looking for investment opportunities that market volatility will undoubtedly provide.

The change in key interest rates over the last twelve months is presented below.

	04/30/22	10/31/22	04/30/23

Federal Fund Target	0.25% - 0.50%	3.00% - 3.25%	4.75% - 5.00%

3-Month LIBOR	1.34%	4.46%	5.30%

2-Year Treasury Note	2.71%	4.49%	4.01%

10-Year Treasury Note	2.93%	4.05%	3.42%

The following is a comparison of the performance of the Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund versus their respective iMoneyNet and Lipper peer group average returns for the fiscal year ended April 30, 2023:

Wilmington U.S. Government Money Market Fund – Administrative Class	2.59%

Wilmington U.S. Government Money Market Fund – Institutional Class	2.90%

Wilmington U.S. Government Money Market Fund – Select Class	2.81%

Wilmington U.S. Government Money Market Fund – Service Class	2.43%

iMoneyNet, Inc. Government & Agency Institutional Average	2.77%

Lipper Institutional U.S. Government Money Market Funds Average	2.81%

Wilmington U.S. Treasury Money Market Fund – Administrative Class	2.59%

Wilmington U.S. Treasury Money Market Fund – Institutional Class	2.90%

Wilmington U.S. Treasury Money Market Fund – Select Class	2.81%

Wilmington U.S. Treasury Money Market Fund – Service Class	2.43%

iMoneyNet, Inc. Treasury and Repo Institutional Average	2.78%

Lipper Institutional U.S. Treasury Money Market Funds Average	2.81%

Source: iMoneyNet, Inc. and Lipper

April 30, 2023 (unaudited) / ANNUAL REPORT

2

Performance shown represents past performance and does not guarantee future results. Investment return will fluctuate. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus with this and other information may be obtained by calling 1-800-836-2211 or visiting the Funds’ web site at www.wilmingtonfunds.com. The prospectus should be read before investing.

The Funds’ shares are not bank deposits and are not insured by, guaranteed by, endorsed by or obligations of the Federal Deposit Insurance Corporation, the Federal Reserve Board, any government agency or any bank. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

During the fiscal year ended April 30, 2023, Wilmington Funds Management Corporation has voluntarily agreed to reduce their advisory fee and/or reimburse certain of the Funds’ operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

* The Bloomberg U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged, and it is not possible to invest directly in an index.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

ANNUAL REPORT / April 30, 2023 (unaudited)

3

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022 to April 30, 2023.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2023.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid	Net
	11/01/22	4/30/23	During Period(1)	Expense Ratio

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,018.80	$3.00	0.60%

Institutional Class	$1,000.00	$1,020.50	$1.25	0.25%

Select Class	$1,000.00	$1,020.00	$1.75	0.35%

Service Class	$1,000.00	$1,018.00	$3.75	0.75%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,021.82	$3.01	0.60%

Institutional Class	$1,000.00	$1,023.55	$1.25	0.25%

Select Class	$1,000.00	$1,023.06	$1.76	0.35%

Service Class	$1,000.00	$1,021.08	$3.76	0.75%

WILMINGTON U.S. TREASURY MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,018.70	$3.00	0.60%

Institutional Class	$1,000.00	$1,020.50	$1.25	0.25%

Select Class	$1,000.00	$1,020.00	$1.75	0.35%

Service Class	$1,000.00	$1,018.00	$3.75	0.75%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,021.82	$3.01	0.60%

Institutional Class	$1,000.00	$1,023.55	$1.25	0.25%

Select Class	$1,000.00	$1,023.06	$1.76	0.35%

Service Class	$1,000.00	$1,021.08	$3.76	0.75%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

April 30, 2023 (unaudited) / ANNUAL REPORT

4

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Government Money Market Fund

At April 30, 2023, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Repurchase Agreements	69.8%

U.S. Government Agency Obligations	23.1%

U.S. Treasury Obligations	4.0%

Money Market Fund	0.3%

Other Assets and Liabilities - Net(1)	2.8%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2023

Description	Par Value	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS – 23.1%

FEDERAL FARM CREDIT BANK (FFCB) – 1.5%
(SOFR + 0.05%), 4.72%, 03/01/24Δ	$8,000,000	$8,000,000
(SOFR + 0.05%), 4.86%, 04/12/24Δ	15,000,000	15,000,000
(Prime - 3.130%), 4.87%, 05/24/24Δ	50,000,000	50,000,000
(SOFR + 0.13%), 4.93%, 11/01/24Δ	80,000,000	80,000,000

TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$153,000,000

FEDERAL HOME LOAN BANK (FHLB) – 21.6%
4.80%, 05/01/23‡	125,000,000	125,000,000
4.81%, 05/03/23‡	500,000,000	499,867,361
4.91%, 06/09/23‡	150,000,000	149,211,875
4.91%, 06/14/23‡	49,000,000	48,709,539
5.12%, 08/30/23‡	100,000,000	98,319,445
5.05%, 10/10/23‡	50,000,000	48,889,625
(SOFR + 0.04%), 4.85%, 05/03/23Δ	100,000,000	100,000,000
(SOFR + 0.04%), 4.85%, 05/24/23Δ	25,000,000	25,000,000
(SOFR + 0.04%), 4.85%, 05/26/23Δ	25,000,000	25,000,000
(SOFR + 0.08%), 4.89%, 06/02/23Δ	200,000,000	200,000,000
(SOFR + 0.05%), 4.86%, 06/02/23Δ	100,000,000	100,000,000
(SOFR + 0.09%), 4.90%, 07/03/23Δ	200,000,000	200,000,000
(SOFR + 0.12%), 4.93%, 09/06/23Δ	200,000,000	200,000,000
5.00%, 11/01/23	25,000,000	24,997,909
(SOFR + 0.09%), 4.90%, 12/27/23Δ	75,000,000	75,000,000
5.35%, 05/03/24	50,000,000	50,000,000
5.28%, 05/10/24	50,000,000	50,000,000
5.30%, 05/17/24	50,000,000	50,000,000
5.25%, 05/17/24	50,000,000	50,000,000
5.37%, 05/21/24	25,000,000	25,000,000

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$2,144,995,754

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $2,297,995,754)		$2,297,995,754

Description	Par Value	Value

U.S. TREASURY OBLIGATIONS – 4.0%

U.S. TREASURY NOTES – 4.0%

(U.S. Treasury 3 Month Bill Money Market Yield - 0.02%), 5.12%, 01/31/24Δ	$120,000,000	$120,000,000

(U.S. Treasury 3 Month Bill Money Market Yield - 0.08%), 5.06%, 04/30/24Δ	75,000,000	74,969,881

(U.S. Treasury 3 Month Bill Money Market Yield + 0.04%), 5.17%, 07/31/24Δ	150,000,000	149,950,587

(U.S. Treasury 3 Month Bill Money Market Yield + 0.14%), 5.27%, 10/31/24Δ	49,950,000	49,950,000

TOTAL U.S. TREASURY NOTES		$394,870,468

TOTAL U.S. TREASURY OBLIGATIONS (COST $394,870,468)		$394,870,468

	Number of Shares

MONEY MARKET FUND – 0.3%
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.76%^	31,980,389	31,980,389

TOTAL MONEY MARKET FUND (COST $31,980,389)		$31,980,389

ANNUAL REPORT / April 30, 2023

5                      PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Government Money Market Fund (concluded)

Description	Par Value	Value

REPURCHASE AGREEMENTS – 69.8%
Federal Reserve Bank of New York, 4.80%, dated 04/28/23, due 05/01/23, repurchase price $6,852,740,000, collateralized by U.S. Treasury Securities, 0.13% to 0.38%, maturing 8/15/23 to 8/15/24; total market value $6,852,740,040.	$6,850,000,000	$6,850,000,000

Mizuho Securities USA, 4.80%, dated 4/28/23, due 05/01/23, repurchase price $100,040,000, collateralized by U.S. Treasury Securities, 0.13% to 3.25%, maturing 05/15/23 to 11/15/29; total market value $102,000,004.	100,000,000	100,000,000

TOTAL REPURCHASE AGREEMENTS (COST $6,950,000,000)		$6,950,000,000

TOTAL INVESTMENTS – 97.2% (COST $9,674,846,611)		$9,674,846,611

OTHER ASSETS LESS LIABILITIES – 2.8%		276,851,185

TOTAL NET ASSETS – 100.0%		$9,951,697,796

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Government Agency Obligations	$—	$2,297,995,754	$—	$2,297,995,754

U.S. Treasury Obligations	—	394,870,468	—	394,870,468

Money Market Fund	31,980,389	—	—	31,980,389

Repurchase Agreements	—	6,950,000,000	—	6,950,000,000

Total	$31,980,389	$9,642,866,222	$—	$9,674,846,611

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date, and the date shown is the final maturity date, not the next reset or put date. Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps.

‡	The rate shown reflects the effective yield at purchase date.

^	7-Day net yield.

The following acronyms are used throughout this Portfolio of Investments:

SOFR Secured Overnight Financing Rate

See Notes which are an integral part of the Financial Statements

April 30, 2023 / ANNUAL REPORT

6

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Treasury Money Market Fund

At April 30, 2023, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Repurchase Agreements	86.7%
U.S. Treasury Obligations	6.3%
Money Market Fund	1.6%
Other Assets and Liabilities - Net(1)	5.4%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2023

Description	Par Value	Value

U.S. TREASURY OBLIGATIONS – 6.3%

U.S. TREASURY NOTES – 6.3%

(U.S. Treasury 3 Month Bill Money Market Yield - 0.02%), 5.12%, 01/31/24Δ	$22,975,000	$22,975,000

(U.S. Treasury 3 Month Bill Money Market Yield - 0.08%), 5.06%, 04/30/24Δ	25,000,000	24,989,960

(U.S. Treasury 3 Month Bill Money Market Yield + 0.04%), 5.17%, 07/31/24Δ	50,000,000	49,983,529

(U.S. Treasury 3 Month Bill Money Market Yield + 0.14%), 5.27%, 10/31/24Δ	20,000,000	20,000,000

TOTAL U.S. TREASURY NOTES		$117,948,489

TOTAL U.S. TREASURY OBLIGATIONS (COST $117,948,489)		$117,948,489

	Number of Shares

MONEY MARKET FUND – 1.6%
Blackrock Liquidity Funds T-Fund, Institutional Shares, 4.72%^	29,579,131	29,579,131

TOTAL MONEY MARKET FUND (COST $29,579,131)		$29,579,131

	Par Value

REPURCHASE AGREEMENTS – 86.7%
CIBC World Market Corp., 4.77%, dated 4/28/23, due 5/1/23, repurchase price $50,019,875, collateralized by U.S. Treasury Securities, 0.13% to 4.38%, maturing 2/15/24 to 8/15/51; total market value $50,000,064.	$50,000,000	50,000,000

Deutsche Bank Securities, Inc., 4.78%, dated 4/28/23, due 5/1/23, repurchase price $85,033,858, collateralized by U.S. Treasury Securities, 0.75% to 3.88%, maturing 1/15/27 to 2/15/48; total market value $86,700,055.	85,000,000	85,000,000

Description	Par Value	Value

FICC Bank of New York, 4.80%, dated 4/28/23, due 5/1/23, repurchase price $400,160,000, collateralized by U.S. Treasury Security, 1.13%, maturing 2/15/31; total market value $408,000,026.	$400,000,000	$400,000,000

Mizuho Securities USA, 4.74%, dated 4/28/23, due 5/1/23, repurchase price $46,688,435, collateralized by U.S. Treasury Security, 1.13%, maturing 1/15/25; total market value $47,603,400.	46,670,000	46,670,000

Mizuho Securities USA, 4.74%, dated 4/28/23, due 5/1/23, repurchase price $47,708,838, collateralized by U.S. Treasury Security, 2.63%, maturing 4/15/25; total market value $48,643,800.	47,690,000	47,690,000

Mizuho Securities USA, 4.74%, dated 4/28/23, due 5/1/23, repurchase price $55,661,978, collateralized by U.S. Treasury Security, 3.25%, maturing 6/30/29; total market value $56,752,800.	55,640,000	55,640,000

RBC Capital Markets, 4.76%, dated 4/28/23, due 5/1/23, repurchase price $500,198,333, collateralized by U.S. Treasury Securities, 0.00% to 4.13%, maturing 6/8/23 to 8/15/46; total market value $510,000,055.	500,000,000	500,000,000

ANNUAL REPORT / April 30, 2023

7                  PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Treasury Money Market Fund (concluded)

Description	Par Value	Value
TD Securities, Inc., 4.77%, dated 4/28/23, due 5/1/23, repurchase price $440,174,900, collateralized by U.S. Treasury Securities, 0.00% to 6.00%, maturing 5/2/23 to 2/15/53; total market value $448,800,085.	$440,000,000	$440,000,000

TOTAL REPURCHASE AGREEMENTS (COST $1,625,000,000)		$1,625,000,000

TOTAL INVESTMENTS – 94.6% (COST $1,772,527,620)		$1,772,527,620
OTHER ASSETS LESS LIABILITIES – 5.4%		100,513,094

TOTAL NET ASSETS – 100.0%		$1,873,040,714

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Obligations	$—	$117,948,489	$—	$117,948,489

Money Market Fund	29,579,131	—	—	29,579,131

Repurchase Agreements	—	1,625,000,000	—	1,625,000,000

Total	$29,579,131	$1,742,948,489	$—	$1,772,527,620

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date, and the date shown is the final maturity date, not the next reset or put date. Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps.

^	7-Day net yield.

See Notes which are an integral part of the Financial Statements

April 30, 2023 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES                    8

April 30, 2023	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
ASSETS:
Investments, at identified cost	$9,674,846,611	$1,772,527,620

Investments in securities, at value (including repurchase agreements of $ 6,950,000,000 and $ 1,625,000,000, respectively)	$9,674,846,611	$1,772,527,620
Income receivable	20,277,892	3,476,100
Receivable for shares sold	167,585	9,555
Receivable for investments matured	296,140,500	105,000,000
Prepaid assets	19,507	21,280

TOTAL ASSETS	9,991,452,095	1,881,034,555

LIABILITIES:
Income distribution payable	35,906,901	7,129,960
Payable for shares redeemed	72,295	49,183
Payable for Trustees’ fees	4,013	4,013
Payable for administration fees	230,084	46,324
Payable for distribution services fees	283,999	57,370
Payable for shareholder services fees	677,519	115,306
Payable for investment advisory fees	1,555,935	266,358
Other accrued expenses	1,023,553	325,327

TOTAL LIABILITIES	39,754,299	7,993,841

NET ASSETS	$9,951,697,796	$1,873,040,714

NET ASSETS CONSIST OF:
Paid-in capital	$9,951,866,208	$1,872,985,673
Distributable earnings (loss)	(168,412)	55,041

TOTAL NET ASSETS	$9,951,697,796	$1,873,040,714

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Administrative Class
Net Assets	$773,331,888	$238,372,172

Shares outstanding (unlimited shares authorized)	773,600,521	238,401,103

Net Asset Value and Offering Price per share	$1.000	$1.000

Institutional Class
Net Assets	$2,469,665,082	$511,825,046

Shares outstanding (unlimited shares authorized)	2,469,778,046	511,810,813

Net Asset Value and Offering Price per share	$1.000	$1.000

Select Class
Net Assets	$6,062,726,776	$1,122,677,605

Shares outstanding (unlimited shares authorized)	6,063,273,638	1,122,662,759

Net Asset Value and Offering Price per share	$1.000	$1.000

Service Class
Net Assets	$645,974,050	$165,891

Shares outstanding (unlimited shares authorized)	645,946,397	165,880

Net Asset Value and Offering Price per share	$1.000	$1.000

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

9                STATEMENTS OF OPERATIONS

Year Ended April 30, 2023	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
INVESTMENT INCOME:
Dividends	$2,748,254	$1,403,070
Interest	265,079,647	54,849,226

TOTAL INVESTMENT INCOME	267,827,901	56,252,296

EXPENSES:
Investment advisory fees	20,893,241	4,355,556
Administration fees	2,522,506	525,031
Portfolio accounting and administration fees	1,464,773	306,655
Custodian fees	103,427	78,127
Transfer and dividend disbursing agent fees and expenses	173,828	34,797
Trustees’ fees	65,311	65,311
Professional fees	189,032	123,337
Distribution services fee—Administrative Class	2,443,622	788,732
Distribution services fee—Service Class	1,307,275	624
Shareholder services fee—Administrative Class	2,443,622	788,732
Shareholder services fee—Select Class	11,452,746	2,481,733
Shareholder services fee—Service Class	1,307,275	624
Share registration costs	43,845	44,614
Printing and postage	33,693	13,752
Miscellaneous	367,143	127,911

TOTAL EXPENSES	44,811,339	9,735,536

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(4,977,721)	(1,318,730)
Waiver of distribution services fee—Administrative Class	(384,198)	(134,933)
Waiver of distribution services fee—Service Class	(144,844)	(97)
Waiver of shareholder services fee—Administrative Class	(1,611,567)	(520,041)
Waiver of shareholder services fee—Select Class	(7,328,569)	(1,571,350)
Waiver of shareholder services fee—Service Class	(7,046)	(5)

TOTAL WAIVERS AND REIMBURSEMENTS	(14,453,945)	(3,545,156)

Net expenses	30,357,394	6,190,380

Net investment income	237,470,507	50,061,916

REALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(143,767)	4,134

Net realized gain (loss)	(143,767)	4,134

Change in net assets resulting from operations	$237,326,740	$50,066,050

See Notes which are an integral part of the Financial Statements

April 30, 2023 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS                    10

	Wilmington U.S. Government Money Market Fund		Wilmington U.S. Treasury Money Market Fund

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
OPERATIONS:
Net investment income	$237,470,507	$1,698,067	$50,061,916	$304,729
Net realized gain (loss)	(143,767)	6,318	4,134	1,160

Change in net assets resulting from operations	237,326,740	1,704,385	50,066,050	305,889

DISTRIBUTIONS TO SHAREHOLDERS:
Administrative Class	(23,684,619)	(260,816)	(7,575,585)	(87,374)
Institutional Class	(67,361,005)	(448,986)	(13,181,142)	(78,651)
Select Class	(133,401,248)	(915,013)	(29,245,861)	(141,228)
Service Class	(13,029,293)	(80,375)	(5,385)	(35)

Total distributions to shareholders	(237,476,165)	(1,705,190)	(50,007,973)	(307,288)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	4,327,979,078	4,528,852,127	1,037,004,831	1,105,741,959
Institutional Class	4,860,190,455	5,251,394,571	1,529,792,034	1,425,405,047
Select Class	11,030,810,421	7,706,547,039	3,092,875,204	1,411,785,381
Service Class	1,807,227,793	2,593,425,038	22,000	179,000
Distributions reinvested
Administrative Class	2,486	18	11,321	82
Institutional Class	393,739	2,789	27	—
Select Class	1,275,369	12,445	1,113,247	9,674
Service Class	396,269	6,611	5,095	35
Cost of shares redeemed
Administrative Class	(4,718,367,228)	(5,093,195,914)	(1,134,788,568)	(1,131,047,677)
Institutional Class	(4,147,644,156)	(5,230,085,518)	(1,360,810,004)	(1,283,734,679)
Select Class	(8,966,460,438)	(7,878,033,178)	(2,587,200,392)	(1,612,913,711)
Service Class	(1,662,638,272)	(3,283,142,270)	(151,512)	—

Change in net assets resulting from share transactions	2,533,165,516	(1,404,216,242)	577,873,283	(84,574,889)

Change in net assets	2,533,016,091	(1,404,217,047)	577,931,360	(84,576,288)
NET ASSETS:
Beginning of year	7,418,681,705	8,822,898,752	1,295,109,354	1,379,685,642

End of year	$9,951,697,796	$7,418,681,705	$1,873,040,714	$1,295,109,354

SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	4,327,979,078	4,528,852,127	1,037,004,831	1,105,741,959
Institutional Class	4,860,190,455	5,251,394,571	1,529,792,034	1,425,405,047
Select Class	11,030,810,421	7,706,547,039	3,092,875,204	1,411,785,381
Service Class	1,807,227,793	2,593,425,038	22,000	179,000
Distributions reinvested
Administrative Class	2,486	18	11,321	82
Institutional Class	393,739	2,789	27	—
Select Class	1,275,369	12,445	1,113,247	9,674
Service Class	396,269	6,611	5,095	35
Shares redeemed
Administrative Class	(4,718,367,228)	(5,093,195,914)	(1,134,788,568)	(1,131,047,677)
Institutional Class	(4,147,644,156)	(5,230,085,518)	(1,360,810,004)	(1,283,734,679)
Select Class	(8,966,460,438)	(7,878,033,178)	(2,587,200,392)	(1,612,913,711)
Service Class	(1,662,638,272)	(3,283,142,270)	(151,512)	—

Net change resulting from share transactions	2,533,165,516	(1,404,216,242)	577,873,283	(84,574,889)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

11                FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

	Year Ended April 30, 2023		Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019
ADMINISTRATIVE CLASS

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000
Income (Loss) From Operations:
Net Investment Income	0.026		0.000	(a)	0.000	(a)	0.013	0.016
Net Realized Gain (Loss)	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000 (a)	0.000 (a)
Total Income (Loss) From Operations	0.026		0.000		0.000		0.013	0.016
Less Distributions From:
Net Investment Income	(0.026)		(0.000	)(a)	(0.000	)(a)	(0.013)	(0.016)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return	2.59%		0.02%		0.01%		1.21%	1.57%
Net Assets, End of Year (000’s)	$773,332		$1,163,736		$1,728,081		$1,509,322	$1,297,285
Ratios to Average Net Assets
Gross Expense(b)	0.81%		0.81%		0.81%		0.81%	0.82%
Net Expense(b),(c)	0.54%		0.08%		0.15%		0.61%	0.62%

Net Investment Income	2.42%		0.02%		0.01%		1.18%	1.57%
	Year Ended April 30, 2023		Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019
INSTITUTIONAL CLASS

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000
Income (Loss) From Operations:
Net Investment Income	0.029		0.000	(a)	0.000	(a)	0.016	0.019
Net Realized Gain (Loss)	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000 (a)	0.000 (a)
Total Income (Loss) From Operations	0.029		0.000		0.000		0.016	0.019
Less Distributions From:
Net Investment Income	(0.029)		(0.000	)(a)	(0.000	)(a)	(0.016)	(0.019)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return	2.90%		0.02%		0.02%		1.56%	1.92%
Net Assets, End of Year (000’s)	$2,469,665		$1,756,769		$1,735,456		$1,745,742	$427,114
Ratios to Average Net Assets
Gross Expense(b)	0.31%		0.31%		0.31%		0.31%	0.32%
Net Expense(b),(c)	0.25%		0.08%		0.14%		0.27%	0.27%

Net Investment Income	2.96%		0.02%		0.01%		1.39%	1.92%
	Year Ended April 30, 2023		Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019
SELECT CLASS

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000
Income (Loss) From Operations:
Net Investment Income	0.028		0.000	(a)	0.000	(a)	0.015	0.018
Net Realized Gain (Loss)	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000 (a)	0.000 (a)
Total Income (Loss) From Operations	0.028		0.000		0.000		0.015	0.018
Less Distributions From:
Net Investment Income	(0.028)		(0.000	)(a)	(0.000	)(a)	(0.015)	(0.018)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return	2.81%		0.02%		0.02%		1.46%	1.82%
Net Assets, End of Year (000’s)	$6,062,727		$3,997,179		$4,168,651		$4,912,640	$4,410,116
Ratios to Average Net Assets
Gross Expense(b)	0.56%		0.56%		0.56%		0.56%	0.57%
Net Expense(b),(c)	0.34%		0.08%		0.15%		0.37%	0.37%

Net Investment Income	2.91%		0.02%		0.01%		1.42%	1.82%

April 30, 2023 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)                    12

	Year Ended April 30, 2023		Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019
SERVICE CLASS

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000	$1.000
Income (Loss) From Operations:
Net Investment Income	0.024		0.000	(a)	0.000	(a)	0.011	0.014
Net Realized Gain (Loss)	(0.000	)(a)	0.000	(a)	0.000	(a)	0.000 (a)	0.000 (a)
Total Income (Loss) From Operations	0.024		0.000		0.000		0.011	0.014
Less Distributions From:
Net Investment Income	(0.024)		(0.000	)(a)	(0.000	)(a)	(0.011)	(0.014)
Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000	$1.000

Total Return	2.43%		0.01%		0.01%		1.08%	1.42%
Net Assets, End of Year (000’s)	$645,974		$500,998		$1,190,711		$1,168,185	$1,191,211
Ratios to Average Net Assets
Gross Expense(b)	0.81%		0.81%		0.81%		0.81%	0.82%
Net Expense(b),(c)	0.72%		0.08%		0.15%		0.74%	0.77%

Net Investment Income	2.49%		0.01%		0.01%		1.07%	1.41%

(a)	Represents less than $0.001.

(b)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(c)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

13            FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. TREASURY MONEY MARKET FUND

	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020		Year Ended April 30, 2019
ADMINISTRATIVE CLASS

Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.026	0.000	(a)	0.000	(a)	0.013		0.016
Net Realized Gain (Loss)	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000 (a)
Total Income (Loss) From Operations	0.026	0.000		0.000		0.013		0.016
Less Distributions From:
Net Investment Income	(0.026)	(0.000	)(a)	(0.000	)(a)	(0.013)		(0.016)
Net Asset Value, End of Year	$1.000	$1.000		$1.000		$1.000		$1.000

Total Return	2.59%	0.02%		0.01%		1.20%		1.58%
Net Assets, End of Year (000’s)	$238,372	$336,133		$361,438		$360,463		$283,323
Ratios to Average Net Assets
Gross Expense(b)	0.83%	0.82%		0.82%		0.83%		0.83%
Net Expense(b),(c)	0.54%	0.07%		0.14%		0.59%		0.60%

Net Investment Income	2.40%	0.02%		0.01%		1.15%		1.54%
	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021		For the Period October 16, 2019* through April 30, 2020
INSTITUTIONAL CLASS

Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.029	0.000	(a)	0.000	(a)	0.007
Net Realized Gain (Loss)	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.029	0.000		0.000		0.007
Less Distributions From:
Net Investment Income	(0.029)	(0.000	)(a)	(0.000	)(a)	(0.007)
Net Asset Value, End of Year	$1.000	$1.000		$1.000		$1.000

Total Return	2.90%	0.02%		0.02%		0.61	%(d)
Net Assets, End of Year (000’s)	$511,825	$342,827		$201,157		$50,788
Ratios to Average Net Assets
Gross Expense(b)	0.33%	0.32%		0.32%		0.32	%(e)
Net Expense(b),(c)	0.25%	0.09%		0.12%		0.25	%(e)

Net Investment Income	3.04%	0.02%		0.01%		1.18	%(e)
	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020		Year Ended April 30, 2019
SELECT CLASS

Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.028	0.000	(a)	0.000	(a)	0.015		0.018
Net Realized Gain (Loss)	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)	0.000 (a)
Total Income (Loss) From Operations	0.028	0.000		0.000		0.015		0.018
Less Distributions From:
Net Investment Income	(0.028)	(0.000	)(a)	(0.000	)(a)	(0.015)		(0.018)
Net Asset Value, End of Year	$1.000	$1.000		$1.000		$1.000		$1.000

Total Return	2.81%	0.02%		0.02%		1.44%		1.83%
Net Assets, End of Year (000’s)	$1,122,678	$615,858		$816,980		$992,205		$1,203,639
Ratios to Average Net Assets
Gross Expense(b)	0.58%	0.57%		0.57%		0.58%		0.58%
Net Expense(b),(c)	0.34%	0.08%		0.15%		0.35%		0.35%

Net Investment Income	2.95%	0.02%		0.02%		1.45%		1.85%

April 30, 2023 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)                    14

	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019
SERVICE CLASS

Net Asset Value, Beginning of Year	$1.000	$1.000		$1.000		$1.000	$1.000
Income (Loss) From Operations:
Net Investment Income	0.024	0.000	(a)	0.000	(a)	0.011	0.014
Net Realized Gain (Loss)	0.000 (a)	0.000	(a)	0.000	(a)	0.000 (a)	0.000 (a)
Total Income (Loss) From Operations	0.024	0.000		0.000		0.011	0.014
Less Distributions From:
Net Investment Income	(0.024)	(0.000	)(a)	(0.000	)(a)	(0.011)	(0.014)
Net Asset Value, End of Year	$1.000	$1.000		$1.000		$1.000	$1.000

Total Return	2.43%	0.01%		0.01%		1.07%	1.43%
Net Assets, End of Year (000’s)	$166	$290		$111		$188	$85
Ratios to Average Net Assets
Gross Expense(b)	0.83%	0.82%		0.83%		0.84%	0.83%
Net Expense(b),(c)	0.71%	0.09%		0.17%		0.70%	0.75%
Net Investment Income	2.16%	0.01%		0.01%		0.97%	1.40%

(a)	Represents less than $0.001.

(b)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(c)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.
(d)	Total returns for periods of less than one year are not annualized.

(e)	Annualized for periods less than one year.

*	Commencement of operations.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

15	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2023

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 funds, 2 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 8 funds are presented in separate reports.

Fund	Investment Goal

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

(d) Diversified

The Funds offers Service Class, Select Class, Administrative Class and Institutional Class shares. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value – It is each Fund’s policy to maintain a continuous net asset value of $1.00 per share for each class. Each Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that each Fund will be able to maintain a stable net asset value of $1.00 per share. The net asset value (‘‘NAV’’) per share for each class of a Fund is computed by dividing the total current value of the assets of the Fund, less its liabilities, attributable to the class by the total number of shares of the class outstanding at the time of such computation. The NAV per share for each class of a Fund is computed as of 4:00 p.m. (Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the ‘‘Fed’’) is open. In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

Investment Valuation – The Funds use the amortized cost method to value their portfolio securities, when it represents the best estimate of fair value in accordance with Rule 2a-7 under the Act.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, investments in open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

April 30, 2023 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)        16

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2023, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)

U.S. Government Money Market Fund
Federal Reserve Bank of New York	$6,850,000,000	$6,850,000,000	$—	$—
Mizuho Securities USA	100,000,000	100,000,000	—	—

	$6,950,000,000	$6,950,000,000	$—	$—

U.S. Treasury Money Market Fund
CIBC World Market Corp.	$50,000,000	$50,000,000	$—	$—
Deutsche Bank Securities, Inc.	85,000,000	85,000,000	—	—
FICC Bank of New York	400,000,000	400,000,000	—	—
Mizuho Securities USA	46,670,000	46,670,000	—	—
Mizuho Securities USA	47,690,000	47,690,000	—	—
Mizuho Securities USA	55,640,000	55,640,000	—	—
RBC Capital Markets	500,000,000	500,000,000	—	—
TD Securities, Inc.	440,000,000	440,000,000	—	—

	$1,625,000,000	$1,625,000,000	$—	$—

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net exposure represents the receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Each Fund offers multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

3.	FEDERAL TAX INFORMATION

No provision for federal income taxes has been made, as it is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year all of its taxable income and realized gains.

Each Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the tax returns are filed. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the year ended April 30, 2023.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to dividend redesignation. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings and paid-in capital in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of April 30, 2023, there were no such reclassifications.

ANNUAL REPORT / April 30, 2023

17	NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions for the corresponding fiscal year ended April 30, were as follows:

	2023		2022
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains

U.S. Government Money Market Fund	$237,476,165	$—	$1,705,190	$—
U.S. Treasury Money Market Fund	50,007,973	—	307,288	—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Cost of investments for federal income tax purposes is the same as for financial statement purposes.

As of April 30, 2023, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals	Distributable Earnings

U.S. Government Money Market Fund	$35,882,256	$—	$(35,906,901)	$—	$(143,767)	$—	$(168,412)
U.S. Treasury Money Market Fund	7,185,001	—	(7,129,960)	—	—	—	55,041

Capital loss carryforwards represent realized losses that may be carried forward for an unlimited period and applied against future capital gains for U.S. federal income tax purposes. Such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of April 30, 2023, character of capital loss carryforwards were as follows:

Fund	Short-Term No Expiration	Total Capital Loss Carryforwards

U.S. Government Money Market Fund	$(143,767)	$(143,767)

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate

U.S. Government Money Market Fund	0.25%
U.S. Treasury Money Market Fund	0.25%

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2023, so that total annual fund operating expenses paid by the Funds (not including the effects of acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

	Current Contractual Expense Limitations
Fund	Administrative Class	Institutional Class	Select Class	Service Class

U.S. Government Money Market Fund*	0.60%	0.25%	0.35%	0.75%
U.S. Treasury Money Market Fund	0.60%	0.25%	0.35%	0.75%

*

Prior to August 31, 2022, the U.S. Government Money Market Fund’s contractual expense limitation was 0.62%, 0.27%, 0.37%, and 0.77% for Administrative, Institutional, Select, and Service Class, respectively.

In addition, WFMC has voluntarily agreed to waive and/or reimburse sufficient expenses of any class of the Funds to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of the Funds will maintain such a yield. WFMC may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

April 30, 2023 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)        18

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. BNYM fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. WFMC fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

	Maximum	Average Aggregate Daily Net
Administrator	Fee	Assets of the Trust

WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2023, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Administrative Class and Service Class shares for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2023, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received distribution services fees, net of waivers, paid by the Funds as follows:

Distribution
Fund	Fees

U.S. Government Money Market Fund	$3,175,726
U.S. Treasury Money Market Fund	650,861

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Administrative Class, Select Class and Service Class shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholder Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2023, M&T received shareholder service fees, net of waivers, paid by the Funds as follows:

Shareholder
Services
Fund	Fees

U.S. Government Money Market Fund	$6,116,845
U.S. Treasury Money Market Fund	1,142,266

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Trustees and Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

ANNUAL REPORT / April 30, 2023

19	NOTES TO FINANCIAL STATEMENTS (concluded)

5.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on a Fund and its investments.

The principal risks of investing in the Funds are described more fully in the Funds’ prospectus.

6.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

7.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM, which was renewed and became effective March 29, 2023. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the highest of (a) the federal funds effective rate for such day, (b) the Daily Simple Secured Overnight Financing Rate (SOFR) for such day plus 0.10%, or (c) zero percent. The LOC includes a commitment fee of 0.20% per annum on the daily unused portion. The LOC expires on March 27, 2024.

The Funds did not utilize the LOC during the year ended April 30, 2023.

8.	NEW REGULATORY PRONOUNCEMENT

In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds. The rule and form amendments will require mutual funds to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The compliance date for the amendments is for shareholder reports filed on or after July 24, 2024.

9.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

April 30, 2023 / ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund (two of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein ended on or subsequent to April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2023 and each of the financial highlights for each of the periods indicated therein ended on or subsequent to April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended April 30, 2019 and the financial highlights for the year ended April 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 27, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 22, 2023

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

ANNUAL REPORT / April 30, 2023

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 10 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Eric W. Taylor* Birth year: 1981 TRUSTEE Began serving: October 2022 PRESIDENT Began serving: August 2022	Principal Occupations: Executive Vice President, Head of Investment Implementation and Investment Advisor Services, Manufactures and Traders Trust Co. (August 2018—present).

Previous Positions: Director of Investment Planning and Portfolio Implementation (2017-2018); Regional Investment Advisory Lead and Regional Investment Implementation Officer (2013-2017); Senior Investment Advisory (2009-2013), Manufactures and Traders Trust Co.

Other Directorships Held: None

*         Eric W. Taylor is “interested” due to his current affiliation with Wilmington Trust, N.A., a subsidiary of M&T Bank Corporation and parent company of WFMC and WTIA, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley Birth year: 1951 CHAIRMAN Began serving: January 2023 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (2014 to present); Trustee, 1290 Funds (2017 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (2012 to 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011).

Nicholas A. Giordano Birth year: 1943 TRUSTEE Began serving: March 2012	Principal Occupations: Consultant, financial services organizations (1997 to present).
Other Directorships Held: The RBB Fund Inc. (34 portfolios) (registered investment companies); Independence Blue Cross (1981 to 2021); IntriCon Corporation (body-worn products) (2001 to 2022).
Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17).

April 30, 2023 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS         22

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Herspiegel Consulting LLC (pharmaceutical consulting) (12/20 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019);

Previous Positions: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (3/2020 to 11/2020); Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999); Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020	Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to present); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012	Principal Occupations: Chief Operations Officer, Wilmington Funds; Senior Vice President, Wilmington Funds Management Corporation (2005 to present); Senior Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).
Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Kaushik Goswami Birth year: 1973 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER Began serving: October 2021	Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Senior Vice President, M&T Bank.
Previous Positions: Vice President and Compliance Advisor, M&T Bank (2019-2021); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2015-2019).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016	Principal Occupations: President of Wilmington Funds Management Corporation; Senior Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

ANNUAL REPORT / April 30, 2023 (unaudited)

23	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Senior Vice President and Assistant Secretary, Wilmington Funds; Wilmington Funds Management Corporation (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Senior Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1971 CHIEF EXECUTIVE OFFICER Began serving: June 2022	Principal Occupation: Managing Director, Fund Officers, ACA Group, previously Foreside Financial Group (2008 to present).
Previous Positions: Vice President, Co-Director, Financial Reporting, J.P. Morgan (2000 to 2008).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: October 2020	Principal Occupation: Senior Principal Consultant and Fund Principal Financial Officer, ACA Group, previously Foreside Financial Group (2020 to present).
Previous Positions: Partner, Ernst &Young LLP (2012 to 2020).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present).
Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

April 30, 2023 (unaudited) / ANNUAL REPORT

Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 22, 2023, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP for the year of operation ending December 31, 2022. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third-party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third-party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended April 30, 2023. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

ANNUAL REPORT / April 30, 2023 (unaudited)

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Funds’ Form N-MFPs are available on the SEC’s website at www.sec.gov.

Important information about the access and delivery of shareholder reports

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them. You will be notified by mail each time a report is posted on the Funds’ website and you will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive other communications electronically from the Fund by contacting your financial intermediary or, if you hold shares directly with the Fund, by calling 1-800-836-2211.

You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive paper reports will apply to all funds held directly with Wilmington Funds and may apply to all funds held with your financial intermediary.

April 30, 2023 (unaudited) / ANNUAL REPORT

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

March 1, 2023

The Wilmington Funds, their distributor, and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure. In accordance with current regulations, the Funds will: collect from customers only the non-public personal information needed to conduct the Funds’ business; insure the security and confidentiality of customer records and information; protect against unauthorized access to or use of customer records and information; protect against any anticipated threats or hazards to the security or integrity of customer records and information; and require companies that service the Funds to have an information security program in place that is reasonably designed to safeguard customer records and information.

Information Collected by the Funds

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security or taxpayer identification number, date of birth, assets, income, account balances, and investment activity.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence, and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting, or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and direct such third parties to only use your information for the purpose it was provided. We require these third parties to treat your personal information with the same high degree of confidentiality that we do.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information, and to have an information security program in place that is reasonably designed to safeguard customer records and information. We do not permit third parties to use that information for their own or any other purposes, or rent, sell, trade, or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third-party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

ANNUAL REPORT / April 30, 2023 (unaudited)

Employee Access to Information

Our Code of Ethics, which applies to all employees, restricts the use of customer information, and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

•	Information or data entered into a website will be retained.

•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit the Funds’ website, so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive information from the Funds by e-mail, it is our policy to include instructions in all e-mail messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mails on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to the Funds or its agents. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836- 2211.

What You Can Do

The safety and security of your Personal Information also depends on you. You are responsible for keeping your account information, such as your account number and login information for our website, confidential. For your protection, we recommend that you do not provide your account information, username, or password to anyone except a representative of the Funds as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement

The effective date of this Notice is March 1, 2023. We reserve the right to modify this Notice at any time. When it is revised, reviewed or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this Notice.

April 30, 2023 (unaudited) / ANNUAL REPORT

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Investment Advisor	Distributor
Wilmington Funds Management Corp.	ALPS Distributors, Inc.
1100 North Market Street	1290 Broadway, Suite 1100
9th Floor	Denver, CO 80203
Wilmington, DE 19890	Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent
Sub-Advisor
Wilmington Trust Investment Advisors, Inc.	BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, DE 19809
1100 North Market Street
9th Floor
Wilmington, DE 19890	Independent Registered Public Accounting Firm
Co-Administrator	PricewaterhouseCoopers LLP Two Commerce Square 2001 Market Street, Suite 1800 Philadelphia, PA 19103
Wilmington Funds Management Corp.
1100 North Market Street
9th Floor
Wilmington, DE 19890
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

WT-AR-MM-0423
Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)

[This Page Intentionally Left Blank]

i

PRESIDENT’S MESSAGE (unaudited)

Esteemed Shareholder:

I am pleased to present the Annual Report of the Broad Market Bond Fund, Municipal Bond Fund and New York Municipal Bond Fund (the “Funds”), covering the annual fiscal period of May 1, 2022, through April 30, 2023. Inside you will find a comprehensive review of the Funds’ holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Funds’ investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Funds’ annual fiscal period.

The economy

The fiscal year included significant volatility, headlined by peak inflation and rapid changes to the financial landscape as the Federal Reserve (the “Fed”) remained steadfast in raising interest rates. In June 2022, U.S. Consumer Price Index (“CPI”) inflation posted a new 40-year high of 9.1% year-over-year, raising recession probabilities substantially. The Fed reacted by raising interest rates by 75 basis points1 for three consecutive meetings (the largest such moves in 30 years). The Fed continued to raise interest rates by another 100 basis points during the year bringing the upper bound of the Fed funds rate to 5.0%. As expected, inflation moderated throughout the year, falling to 5.0% year-over-year in April 2023, helped by easing goods prices and resolution of Covid-related supply chain issues. The U.S. labor force continued to grow, and the participation rate returned to its highest level since the onset of the pandemic. For most of the year, the labor market remained very tight by historical standards, with the unemployment rate edging down during the year to 3.5% (at one point touching a five-decade low of 3.4%). Near the end of the period, wage pressures showed signs of receding as hiring slowed and the labor market started to loosen—an encouraging sign for inflation and the Fed.

Tighter monetary policy was not restricted to the U.S. economy. Central banks across the globe were busy during the year, including the Bank of England (BoE) and the European Central Bank (ECB), as inflation remained elevated well above central bank targets. The war in Ukraine intensified after the Nord Stream Pipeline was sabotaged forcing European countries to scramble to fill oil and natural gas reserves before winter. Before the war, Russia supplied 40% of all gas consumed in Europe with a third of that coming from the Nord Stream pipeline. In China, economic data for much of the year remained weak due to stringent “zero-Covid” policies enacted by President Xi Jinping and the Chinese government. In December 2022, the Chinese government dropped its zero-Covid policy, sending Covid-19 infections soaring in its most densely populated cities. However, economic activity in China began to recover in the latter part of the fiscal year, evidenced by composite Purchasing Managers Index (PMI) returning to expansionary territory (54.4) after spending four months in contractionary territory.

Perhaps the biggest story of the year began unfolding on March 9th when a classic bank run took hold of Silicon Valley Bank (SVB), the 16th largest U.S. bank at the time. Shares of SVB plummeted over 60%, with pressure spilling over into the rest of the financial sector. A day later, SVB collapsed into FDIC receivership, sending shockwaves throughout financial markets. Shortly after the collapse of SVB, New York state regulators closed Signature Bank (SBNY) after the bank faced a “torrent of deposit outflows”. The global banking sector remained unnerved by the subsequent failures of Credit Suisse (taken over by UBS) and First Republic Bank (purchased by JP Morgan). Uncertainty regarding the regional banking sector and possible spillover from tightening financial conditions have raised the probability of a recession in the next twelve months.

Bond markets

The sharp increase in interest rates led to higher volatility in bond markets, and the MOVE index, a gauge of volatility in the Treasury market, surged to its highest level since 2008 (198.7). The rate sensitive 2-year Treasury yield ended the fiscal year 129 basis points higher (rising to 4.0%) while the 10-year yield peaked above 4.0% before settling around 3.4%. The yield curve continued to flash warnings signs with the 10y-minus-2y portion of the Treasury slope falling 80 basis points to finish at -58 basis points, and the 10y-minus-3m slope plummeting 372 basis points to end the year at -161 basis points. (All past recessions have been preceded by an inverted yield curve.) The bond market recovered from a challenging start to the year, with investment-grade tax exempt bonds finishing up 2.9%. Investment grade taxable bonds returned a more disappointing -0.4% during the period.

PRESIDENT’S MESSAGE / April 30, 2023 (unaudited)

ii

For the 12-month period May 1, 2022 to April 30, 2023, certain Bloomberg indices performed as follows:2

Bloomberg U.S. Treasury Bond Index[3]	Bloomberg U.S. Aggregate Bond Index[4]	Bloomberg U.S. Credit Bond Index[5]	Bloomberg Municipal Bond Index[6]	Bloomberg U.S. Corporate High Yield Bond Index[7]
-0.93%	-0.43%	0.72%	2.87%	1.22%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

U.S. large-cap equities started the fiscal year in decline, dropping nearly 13% through October. Large-cap equities then rallied over 17% through the remainder of the year due to several factors. In November, the mid-term elections concluded with congressional gridlock, an outcome typically preferred by financial markets. In March 2023, following the banking crisis, markets began to price in expectations of multiple rate cuts later in 2023, which also supported risky assets. Within equities, the information technology sector recovered from a challenging prior year and advanced 8.1% as investors flocked to higher quality companies and interest rates fell. (Excitement around generative AI also contributed to investor enthusiasm for technology stocks.) Growth stocks outperformed value, and small cap stocks were hit particularly hard (with the Russell 2000 down 3.7%) as the percentage of unprofitable companies in the index climbed to over 42% (above the long-term average of 28%).

In international markets, the MSCI EAFE delivered strong returns of 8.4% after countries across Europe were able to adequately stock up natural gas supplies for the winter and were supported by the reopening in China. Emerging markets fell out of favor, with the MSCI Emerging Markets declining 6.5%. China’s reopening was less robust than expected and geopolitical tensions between the U.S. and China remained elevated.

For the 12-month period May 1, 2022 to April 30, 2023, certain stock market indices performed as follows:

S&P 500® Index[8]	Russell 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]
2.66%	-3.65%	8.42%	-6.51%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Sincerely,

Eric W. Taylor, CFA

President

May 12, 2023

April 30, 2023 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.

Bloomberg U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Bloomberg Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.

Bloomberg U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.

Bloomberg Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.

The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of $152.3 million to $5 billion. The index is unmanaged and investments cannot be made directly in an index.

10.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets (Net) Index captures large and mid-cap representation across 24 Emerging Markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2023 (unaudited)

1

WILMINGTON BROAD MARKET BOND FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2023, Wilmington Broad Market Bond Fund (the “Fund”) had a total return of -0.71%* for Class A shares and -0.42%* for Class I shares, versus its benchmark, the Bloomberg U.S. Aggregate Bond Index**, which had a total return of -0.43%, and its peer group, the Lipper Corporate A-Rated Debt Funds Average***, which had a total return of -1.39%.

Over the past year, the Federal Reserve (the “Fed”) has engaged in the most aggressive tightening of monetary policy in over 40 years to reduce the highest inflation in 40 years. The Fed has raised the Federal Funds rate from just 0.5% at the start of the fiscal year to 5% by fiscal year-end. This is the highest Federal Funds rate in the last 16 years. The Fed has remained committed to achieving a 2% inflation rate, as measured by the Core Personal Consumption Expenditure (“PCE”) Price Index. They have also reversed their COVID-19 quantitative easing measures of buying U.S. Treasuries, agency, and agency mortgage-backed securities which expanded its balance sheet to roughly $8.5 trillion. In June 2022, the Fed started shrinking its balance sheet by allowing $30 billion of Treasuries and $17.5 billion of agency mortgage-backed securities to mature and not be reinvested. In September, they doubled the monthly roll off to $60 billion and $35 billion, respectively.

As expected, the U.S. economy slowed over the past year from the prior year’s stronger pace that was fueled by the reopening of the economy. Some sectors of the economy have slowed much more, such as housing. However, the service side of the economy remained elevated as consumers’ demand for travel and leisure remained strong. Inflation has fallen from its 40-year high peak of 9.1% to 4.9% at fiscal year-end, as measured by the Consumer Price Index (“CPI”). Supply bottlenecks during COVID-19 and during the start of the war in Ukraine, which propelled inflation higher, have eased over the course of the year. In addition, the effects of tighter monetary policy have slowed both economic growth and inflationary pressures. Importantly, future expectations of inflation remain anchored as exhibited in the 10-year US Treasury Inflation Protection break-even rate of 2.2% at fiscal year-end. However, the labor market remains robust, with the unemployment rate falling to 3.4%, its lowest level in over 50 years. Wages continued to expand at an elevated pace, with average hourly earnings registering a 4.4% year-over-year increase at fiscal year-end.

Over the course of the fiscal year, as the Fed tightened monetary policy, interest rates have risen sharply. The 2-year Treasury yield rose from 2.71% to 4.01%. The 10-year Treasury yield increased from 2.93% to 3.42%. The 30-year Treasury yield also increased by 68 basis points over the fiscal year resulting in -10.94% return over the year. The Fed’s tightening of monetary policy and the failure of Silicon Valley Bank led to interest rate volatility spiking to levels not seen since the financial crisis in 2008. For the fiscal year, the Bloomberg U.S. Aggregate Bond Index registered a -0.43% rate of return. However, on a calendar year basis, the 2022 return for the index was a record -13.01%, demonstrating the bouts of interest rate volatility experienced over the fiscal year.

The yield curve inverted in July 2022 as short-term rates moved higher than longer-term rates. In March 2023, the 2-year Treasury yield was 1.08% higher than the yield on the 10-year Treasury, the largest inversion in the yield curve since 1981. The inverted yield curve has been a precursor to an economic recession. One negative byproduct of the Fed’s tightening campaign surfaced in March 2023 as several west coast regional banks, with idiosyncratic banking business models started experiencing severe market stress, resulting in three regional banks going into receivership. In response to the banking crisis, the Fed is now expected to pause rate increases as it assesses the cumulative effects of tighter monetary policy and potential tighter credit conditions resulting from the regional bank stresses.

The Fund has maintained a shorter overall duration versus the U.S. Aggregate Bond Index which contributed positively to our relative performance as interest rates rose during the fiscal year. The Fund was also overweight the credit sector, which generated an excess return over the fiscal year of 1.86%. Our credit analysis revealed that while the economy was slowing, corporate balance sheets and operating cash flows were well positioned to weather the economic slowdown. We viewed net corporate supply versus the demand for corporates as also favoring the sector. Relative to its index, the Fund was overweight longer maturing corporate bonds which outperformed shorter maturing corporates. Our overweight and positioning in the credit sector contributed positively to our relative performance. The Fund continued to be underweighted the mortgage-backed sector. Our expectations of an inverted yield curve, higher levels of interest rate volatility, and less demand for mortgage-backed securities by the Fed were principal reasons for having a lower allocation to mortgage-backed securities. Having a lower allocation to the sector contributed positively towards our relative performance.

Uncertainties surrounding the raising of the Government debt limit, the war in Ukraine, a soft U.S. economic landing, and an upcoming political cycle all suggest market volatility will persist in the year ahead. We view the market’s pricing of over 50 basis points of rate cuts by the Federal Reserve this year and another 100 basis points of cuts by this time next year as aggressive and somewhat premature. Our expectation is for the Fed to keep rates higher for longer than what the market is currently anticipating. The risks to the economy are expected to rise as the Federal Reserve remains committed to a 2% inflationary environment. As such, we expect to have a more defensive portfolio while at the same time looking for investment opportunities that market volatility will undoubtedly provide.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -5.13%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment

April 30, 2023 (unaudited) / ANNUAL REPORT

2

grade corporate debt and mortgage backed obligations. The index is unmanaged, and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

ANNUAL REPORT / April 30, 2023 (unaudited)

3

WILMINGTON BROAD MARKET BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington Broad Market Bond Fund; from April 30, 2013 to April 30, 2023, compared to the Bloomberg U.S. Aggregate Bond Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -5.13%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/23

	1 Year	5 Years	10 Years

Class A^	-5.13%	-0.05%	0.48%

Class I^	-0.42%	1.22%	1.28%

Bloomberg U.S. Aggregate Bond Index[2]	-0.43%	1.18%	1.32%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.07% and 0.79%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.57% and 0.44%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Bloomberg U.S. Aggregate Bond Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2023 (unaudited) / ANNUAL REPORT

4

WILMINGTON MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2023, Wilmington Municipal Bond Fund (the “Fund”) had a total return of 2.92%* for Class A shares and 3.18%* for Class I shares, versus its benchmark, the S&P Municipal Bond Intermediate Index** and the S&P Municipal Bond Investment Grade Intermediate Index***, which had a total return of 3.59% and 3.67%, respectively, and its peer group, the Lipper Intermediate Municipal Debt Funds Average****, which had a total return of 2.28%.

The fiscal year ended April 30, 2023 was one of the most difficult markets for municipals in more than four decades as the Federal Reserve (the “Fed”) increased the Federal Funds rate from 0.5% to 5.00% during the Fund’s 12-month reporting period. The result was a continued sell-off during the period from April 30, 2022 to the peak in increasing yields at the end of October. The S&P Municipal Bond Investment Grade Intermediate Index returned -2.94% during the period. Fund outflows reached a record $100 billion as investors sold mainly mutual fund holdings as their Net Asset Value (NAV) declined and/or investors were interested in locking in capital losses for various tax reasons. From April to late October when municipal yields peaked, higher quality, shorter duration securities outperformed lower quality, longer duration securities. As November rolled around, bond yields had peaked, mutual fund outflows slowed down and investors moved back into the municipal market as after-tax yields became compelling.

Consequently, yields increased on the short end -- and eventually during the reporting period -- the municipal market curve inverted in lockstep with the inversion of the U.S. Treasury curve (short-term yields higher than longer-term yields). As of April 29, 2023, the 2-year AAA bond yield was 2.22%, the 10-year AAA bond yield was 2.72% and the 30-year AAA bond yield was 3.05%. By the end of April 2023, the 2-year AAA bond yield was 2.69%, the 10-year AAA bond yield ended at 2.36% and the 30-year AAA bond yield ended at 3.33% -- causing bond prices to decrease on the intermediate to longer-end of the curve, but decrease on the short-end (Source: Thomson Reuters).

One of the largest issues facing the municipal market in 2023 is the lack of supply – which is down over 20% year to date. Demand for municipals has traditionally outpaced supply but with the increase in interest rates and above average cash balances on municipal balance sheets, supply is historically below average. Additionally, traditional capital projects such as fixing a roof on a school are suffering from the labor shortage and increase in material costs – causing projects to be delayed and funds unspent.

Cash balances as a percent of expenditures are at record levels for the states at a median of 16% (National Association of State Budget Officers NASBO). General revenues (personal income tax, sales taxes and corporate taxes) have been trending downward since July 2022, according to the Census Bureau and will likely continue to their path downward as the economy slows. Despite the decrease, the fiscal health of municipalities is still strong. Due to the budgeting cycle, the lag to state budgets can be 12-18 months although monthly revenue collections are slowing nationally. With the above average cash levels, state and local governments should be well positioned to manage through a mild recession.

The Fund underperformed the S&P Municipal Intermediate indices due to an overweight in the A-rated and BBB-rated category – as higher quality (AAA and AA-rated securities) and shorter maturities outperformed during the sell-off for most of 2022. The Fund outperformed the Lipper average manager during the fiscal year due to our duration neutral approach (duration is managed close to the index) and we were slightly shorter than peers.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -1.71%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Standard & Poor’s (S&P) Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must have a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years as measured from the Rebalancing Date. Please note that an investor cannot invest directly in an index.

****

Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT / April 30, 2023 (unaudited)

5

WILMINGTON MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington Municipal Bond Fund from April 30, 2013 to April 30, 2023 compared to the S&P Municipal Bond Intermediate Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -1.71%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/23

	1 Year	5 Years	10 Years

Class A^	-1.71%	0.34%	0.84%

Class I^	3.18%	1.52%	1.56%

S&P Municipal Bond Intermediate Index[2]	3.59%	2.25%	2.21%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.09% and 0.74%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.59% and 0.49%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2023 (unaudited) / ANNUAL REPORT

6

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2023, Wilmington New York Municipal Bond Fund (the “Fund”) had a total return of 2.79%* for Class A shares and 3.04%* for Class I shares, versus its benchmark, the S&P Municipal Bond Intermediate Index** and the S&P Intermediate Term New York AMT-Free Municipal Bond Index***, which had a total return of 3.59% and 3.65%, respectively, and its peer group, the Lipper New York Intermediate Municipal Debt Funds Average****, which had a total return of 2.61%.

The fiscal year ended April 30, 2023 was one of the most difficult markets for municipals in more than four decades as the Federal Reserve (the “Fed”) increased the Federal Funds rate from 0.5% to 5.00% during the Fund’s 12 month reporting period. The result was a continued sell-off during the period from April 30, 2022 to the peak in increasing yields at the end of October. The S&P Municipal Bond Investment Grade Intermediate Index returned -2.94% during the period. Fund outflows reached a record $100 billion as investors sold mainly mutual fund holdings as their Net Asset Value (NAV) declined and/or investors were interested in locking in capital losses for various tax reasons. From April to late October when municipal yields peaked, higher quality, shorter duration securities outperformed lower quality, longer duration securities. As November rolled around, bond yields had peaked, mutual fund outflows slowed down and investors moved back into the municipal market as after-tax yields became compelling.

Consequently, yields increased on the short end -- and eventually during the reporting period -- the municipal market curve inverted in lockstep with the inversion of the U.S. Treasury curve (short-term yields higher than longer-term yields). As of April 29, 2023, the 2-year AAA bond yield was 2.22%, the 10-year AAA bond yield was 2.72% and the 30-year AAA bond yield was 3.05%. By the end of April 2023, the 2-year AAA bond yield was 2.69%, the 10-year AAA bond yield ended at 2.36% and the 30-year AAA bond yield ended at 3.33% -- causing bond prices to decrease on the intermediate to longer-end of the curve but decrease on the short-end (Source: Thomson Reuters).

One of the largest issues facing the municipal market in 2023 is the lack of supply – which is down over 20% year to date. Demand for municipals has traditionally outpaced supply but with the increase in interest rates and above average cash balances on municipal balance sheets, supply is historically below average. Additionally, traditional capital projects such as fixing a roof on a school are suffering from the labor shortage and increase in material costs – causing projects to be delayed and funds unspent.

Cash balances as a percent of expenditures are at record levels for the states at a median of 16% (National Association of State Budget Officers NASBO). General revenues (personal income tax, sales taxes and corporate taxes) have been trending downward since July 2022, according to the Census Bureau and will likely continue to their path downward as the economy slows. Despite the decrease, the fiscal health of municipalities is still strong. Due to the budgeting cycle, the lag to state budgets can be 12-18 months although monthly revenue collections are slowing nationally. With the above average cash levels, state and local governments should be well positioned to manage through a mild recession.

The fiscal health of the State of New York continues to be strong relative to other states. Moody’s rating service maintains a healthy Aa1 credit rating while S&P rates the State as a AA+ stable credit.

Revenues, as with the rest of the country, are declining but at a steady downward trend. The state-wide unemployment rate at 4.2% is slightly above the national average of 3.5%, but well below the pandemic era high of 16.2%. New York’s Gross Domestic Product (“GDP”) is close to $3 trillion which ranks 3rd in the country but in the top 20 when compared to sovereign nations around the world.

The City of New York also continues to perform well. With a Moody’s rating of Aa2 stable while S&P rates the City AA stable. City unemployment is slightly elevated at 5.2% compared to the State and national average cited above. Challenges are a Manhattan primary office vacancy rate of 22.8% and major crimes up 45% over the last 2 years. Commercial properties make up roughly 30% of the total property tax revenues for the city. The city is projecting a slight surplus of $2.2 Billion or close to 2% of general revenues.

The Fund underperformed the indices due to an underweight in duration relative to the indices but outperformed the Lipper New York Intermediate peer group due to overweight to lower quality A and BBB rated municipal securities – especially in the corporate-supported sector. As the municipal market recovers from the rapid rise in rates in 2022, the Fund will continue to be aligned closely to its benchmark duration and will continue to look for high value NY sectors including higher education, health care and multifamily/single family housing.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -1.86%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Standard & Poor’s (S&P) Intermediate Term New York AMT-Free Municipal Bond Index includes all bonds in the S&P National AMT-Free Municipal Bond Index that have a state code of New York (NY) and an effective maturity as measured from the first business day of the month, that is at least 1 month and less than 20 years. Please note that an investor cannot invest directly in an index.

****Lipper	figures represent the average of the total returns reported by all

ANNUAL REPORT / April 30, 2023 (unaudited)

7

of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Income may be subject to the federal alternative minimum tax.

April 30, 2023 (unaudited) / ANNUAL REPORT

8

WILMINGTON NEW YORK MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington New York Municipal Bond Fund from April 30, 2013 to April 30, 2023 compared to the S&P Municipal Bond Intermediate Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -1.86%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/23

	1 Year	5 Years	10 Years

Class A^	-1.86%	0.24%	0.67%

Class I^	3.04%	1.42%	1.40%

S&P Municipal Bond Intermediate Index[2]	3.59%	2.25%	2.21%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.37% and 0.82%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.87% and 0.57%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2023 (unaudited)

9

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022 to April 30, 2023.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2023.

	Beginning Account Value 11/01/22	Ending Account Value 4/30/23	Expenses Paid During Period(1)	Annualized Net Expense Ratio

WILMINGTON BROAD MARKET BOND FUND

Actual

Class A	$1,000.00	$1,064.30	$3.94	0.77%(2)

Class I	$1,000.00	$1,065.70	$2.20	0.43%(2)

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,020.98	$3.86	0.77%(2)

Class I	$1,000.00	$1,022.66	$2.16	0.43%(2)
WILMINGTON MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$1,061.60	$3.78	0.74%

Class I	$1,000.00	$1,063.80	$2.51	0.49%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,021.12	$3.71	0.74%

Class I	$1,000.00	$1,022.36	$2.46	0.49%
WILMINGTON NEW YORK MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$1,060.60	$4.19	0.82%

Class I	$1,000.00	$1,061.90	$2.91	0.57%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,020.73	$4.11	0.82%

Class I	$1,000.00	$1,021.97	$2.86	0.57%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which the Fund invests.

April 30, 2023 (unaudited) / ANNUAL REPORT

10

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Broad Market Bond Fund

At April 30, 2023, the Fund’s portfolio composition was as follows:

	Percentage of Total Net Assets

Corporate Bonds	42.4%

U.S. Treasury Obligations	29.0%

Mortgage-Backed Securities	21.4%

Government Agencies	3.1%

Municipal Bond	0.4%

Collateralized Mortgage Obligations	0.0	%(1)

Adjustable Rate Mortgage	0.0	%(1)

Cash Equivalents(2)	3.0%

Cash Collateral Invested for Securities on Loan(3)	2.9%

Other Assets and Liabilities - Net(4)	(2.2)%

TOTAL	100.0%

Credit Quality Diversification(5)	Percentage of Total Net Assets

U.S. Government Agency Securities	24.5%

U.S. Treasury	29.0%

AA / Aa	0.1%

A / A	8.0%

BBB / Baa	33.3%

BB / Ba	1.0%

B / B	0.4%

Not Rated	5.9%

Other Assets and Liabilities - Net(4)	(2.2)%

TOTAL	100.0%

(1)	Represents less than 0.05%.

(2)	Cash Equivalents include investments in a money market fund.

(3)	Cash Collateral Invested for Securities on Loan include investments in repurchase agreements.

(4)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(5)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2023

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 612514, (12 Month USD LIBOR + 1.72%, Cap 9.04%, Floor 1.72%), 3.47%, 05/01/33Δ	$5,512	$5,695

TOTAL ADJUSTABLE RATE MORTGAGE (COST $5,504)		$5,695

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Series 2005-29, Class WC, 4.75%, 04/25/35	6,144	6,160

WHOLE LOAN – 0.0%**

Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 4.18%, 02/25/34Δ	24,512	24,347

CHL Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.50%, 06/01/23	4,600	4,582

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 4.26%, 11/25/35Δ	15,002	14,656

TOTAL WHOLE LOAN		$43,585

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $49,915)		$49,745

Description	Par Value	Value

CORPORATE BONDS – 42.4%

AEROSPACE & DEFENSE – 2.2%
Boeing Co. (The), Sr. Unsecured 1.95%, 02/01/24	$3,050,000	$2,967,754
1.43%, 02/04/24	2,500,000	2,425,941
2.75%, 02/01/26	2,000,000	1,890,451
3.20%, 03/01/29	150,000	137,552
L3Harris Technologies, Inc., Sr. Unsecured,
2.90%, 12/15/29	835,000	743,646
Northrop Grumman Corp., Sr. Unsecured
2.93%, 01/15/25	1,000,000	970,097
4.03%, 10/15/47	1,765,000	1,528,476
Raytheon Technologies Corp., Sr. Unsecured,
3.50%, 03/15/27	1,600,000	1,552,201

TOTAL AEROSPACE & DEFENSE		$12,216,118

AUTOMOTIVE – 2.1%
Ford Motor Credit Co. LLC, Sr. Unsecured 3.37%, 11/17/23	1,000,000	984,352
5.58%, 03/18/24	1,250,000	1,244,814
5.13%, 06/16/25	1,500,000	1,458,682
2.90%, 02/16/28	250,000	216,525
General Motors Co., Sr. Unsecured, 6.25%, 10/02/43	1,000,000	968,055

ANNUAL REPORT / April 30, 2023

11	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

General Motors Financial Co., Inc., Sr. Unsecured
1.05%, 03/08/24	$100,000	$96,232
2.90%, 02/26/25	230,000	220,355
1.25%, 01/08/26	1,000,000	901,591
1.50%, 06/10/26	3,000,000	2,687,665
Mercedes-Benz Finance North America LLC, Company Guaranteed,
0.75%, 03/01/24Ω	3,000,000	2,891,850

TOTAL AUTOMOTIVE		$11,670,121

BEVERAGES – 0.6%
Anheuser-Busch Cos. LLC, Company Guaranteed,
4.90%, 02/01/46	1,125,000	1,116,439
Keurig Dr. Pepper, Inc., Company Guaranteed
0.75%, 03/15/24	1,490,000	1,434,756
3.20%, 05/01/30	775,000	708,723

TOTAL BEVERAGES		$3,259,918

BIOTECHNOLOGY – 0.3%
Amgen, Inc., Sr. Unsecured
2.25%, 08/19/23	225,000	223,127
5.65%, 03/02/53	1,280,000	1,333,579

TOTAL BIOTECHNOLOGY		$1,556,706

BUILDING PRODUCTS – 0.2%
Carrier Global Corp., Sr. Unsecured
2.24%, 02/15/25	418,000	398,484
2.49%, 02/15/27	56,000	51,749
Johnson Controls International PLC, Sr. Unsecured
3.63%, 07/02/24ÿ	373,000	366,749
4.63%, 07/02/44	100,000	91,366

TOTAL BUILDING PRODUCTS		$908,348

CAPITAL MARKETS – 2.6%
Bank of New York Mellon Corp. (The), Subordinated, MTN,
3.00%, 10/30/28	775,000	713,093
Goldman Sachs Group, Inc. (The), Sr. Unsecured
(3 Month USD LIBOR + 1.20%), 3.27%, 09/29/25Δ	1,010,000	976,215
(3 Month USD LIBOR + 1.51%), 3.69%, 06/05/28Δ	2,080,000	1,980,608
(SOFR + 1.25%), 2.38%, 07/21/32Δ	1,115,000	912,668
Morgan Stanley, Sr. Unsecured,
(SOFR + 0.72%), 0.99%, 12/10/26Δ	175,000	156,915
Morgan Stanley, Sr. Unsecured, MTN
(SOFR + 0.46%), 5.29%, 01/25/24Δ	3,000,000	2,993,217
3.13%, 07/27/26	340,000	323,324
(SOFR + 3.12%), 3.62%, 04/01/31Δ	890,000	813,271
Morgan Stanley, Subordinated, GMTN,
4.35%, 09/08/26	505,000	492,955

Toronto-Dominion Bank (The), Sr. Unsecured, GMTN,
3.25%, 03/11/24	275,000	269,572

Description	Par Value	Value

U.S. Bancorp, Sr. Unsecured, (SOFR + 2.09%),
5.85%, 10/21/33Δ	$4,400,000	$4,525,369

TOTAL CAPITAL MARKETS		$14,157,207

CHEMICALS – 0.6%
Nutrien Ltd., Sr. Unsecured,
1.90%, 05/13/23	2,000,000	1,998,208
Sherwin-Williams Co. (The), Sr. Unsecured,
2.20%, 03/15/32#	1,480,000	1,208,192

TOTAL CHEMICALS		$3,206,400

COMMERCIAL SERVICES & SUPPLIES – 0.7%
Global Payments, Inc., Sr. Unsecured
3.75%, 06/01/23	2,570,000	2,567,805
2.65%, 02/15/25	275,000	262,418
2.90%, 05/15/30	1,000,000	855,033

TOTAL COMMERCIAL SERVICES & SUPPLIES		$3,685,256

COMPUTERS – 1.0%
Apple, Inc., Sr. Unsecured,
0.70%, 02/08/26	110,000	100,457
Hewlett Packard Enterprise Co., Sr. Unsecured
1.45%, 04/01/24	150,000	144,751
6.10%, 04/01/26	5,000,000	5,053,760

TOTAL COMPUTERS		$5,298,968

COSMETICS/PERSONAL CARE – 0.2%
Haleon U.S. Capital LLC, Company Guaranteed,
3.02%, 03/24/24	1,000,000	976,460

DIVERSIFIED FINANCIAL SERVICES – 5.9%
American Express Co., Sr. Unsecured,
3.13%, 05/20/26	150,000	143,963
Bank of America Corp., Sr. Unsecured, MTN
(SOFR + 1.15%), 1.32%, 06/19/26Δ	250,000	229,232
3.25%, 10/21/27	1,095,000	1,032,793
(SOFR + 1.88%), 2.83%, 10/24/51Δ	250,000	166,685
Bank of America Corp., Subordinated, MTN,
4.25%, 10/22/26	1,000,000	974,580
Capital One Financial Corp., Sr. Unsecured,
3.90%, 01/29/24	250,000	247,908
Charles Schwab Corp. (The), Sr. Unsecured,
3.20%, 03/02/27	2,894,000	2,697,105
Citigroup, Inc., Sr. Unsecured, (SOFR + 0.77%),
1.12%, 01/28/27Δ	2,750,000	2,462,797
Citigroup, Inc., Subordinated,
4.13%, 07/25/28	1,900,000	1,812,115
Fifth Third Bancorp, Sr. Unsecured,
2.55%, 05/05/27	780,000	691,609
Fifth Third Bancorp, Subordinated,
4.30%, 01/16/24	780,000	762,546
FMR LLC, Sr. Unsecured,
6.45%, 11/15/39Ω	1,000,000	1,078,249
Huntington Bancshares, Inc., Sr. Unsecured,
2.63%, 08/06/24	4,325,000	4,132,808
JPMorgan Chase & Co., Series W, Jr. Subordinated, (3 Month USD LIBOR + 1.00%),
5.86%, 05/15/47#,Δ	1,000,000	832,326

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	12

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

JPMorgan Chase & Co., Sr. Unsecured
(SOFR + 0.92%), 2.60%, 02/24/26Δ	$6,000,000	$5,751,384
(SOFR + 1.59%), 2.01%, 03/13/26Δ	150,000	141,542
KeyCorp., Sr. Unsecured, MTN, (SOFR + 1.25%),
3.88%, 05/23/25Δ	1,980,000	1,912,206
PNC Bank NA, Subordinated, BKNT,
2.70%, 10/22/29	1,125,000	972,841
PNC Financial Services Group, Inc. (The), Sr. Unsecured,
3.45%, 04/23/29	100,000	92,120
PNC Financial Services Group, Inc. (The), Subordinated,
3.90%, 04/29/24	1,700,000	1,668,745
Truist Bank, Sr. Unsecured, BKNT,
3.20%, 04/01/24	175,000	171,326
Truist Bank, Subordinated, BKNT
3.63%, 09/16/25	250,000	238,047
3.80%, 10/30/26	1,000,000	931,310
2.25%, 03/11/30	1,850,000	1,521,813
Wells Fargo & Co., Sr. Unsecured, (SOFR + 2.00%),
2.19%, 04/30/26Δ	1,170,000	1,103,977
Wells Fargo & Co., Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.75%),
2.16%, 02/11/26Δ	140,000	132,641
Wells Fargo & Co., Subordinated, MTN,
4.40%, 06/14/46	1,000,000	838,376

TOTAL DIVERSIFIED FINANCIAL SERVICES		$32,741,044

ELECTRIC – 1.8%
American Electric Power Co., Inc., Series M, Sr. Unsecured,
0.75%, 11/01/23	1,870,000	1,830,897
Dominion Energy, Inc., Series A, Sr. Unsecured,
1.45%, 04/15/26	1,950,000	1,771,436
Entergy Arkansas LLC, 1st Mortgage,
4.95%, 12/15/44	1,000,000	940,537
Entergy Corp., Sr. Unsecured,
0.90%, 09/15/25	1,000,000	906,503
Exelon Corp., Sr. Unsecured,
4.70%, 04/15/50	2,000,000	1,831,366
FirstEnergy Corp., Series B, Sr. Unsecured,
4.15%, 07/15/27	800,000	780,000

Southern Co. (The), Series 21-B, Sr. Unsecured,
1.75%, 03/15/28	40,000	34,703
Union Electric Co., 1st Mortgage,
3.50%, 03/15/29	220,000	208,212
WEC Energy Group, Inc., Sr. Unsecured
1.38%, 10/15/27	750,000	655,497
1.80%, 10/15/30	1,150,000	936,428

TOTAL ELECTRIC		$9,895,579

ENTERTAINMENT – 0.7%
Magallanes, Inc., Company Guaranteed,
5.14%, 03/15/52Ω	5,000,000	4,009,578

FOOD & STAPLES RETAILING – 1.3%
Campbell Soup Co., Sr. Unsecured,
3.30%, 03/19/25	2,050,000	1,992,158

Description	Par Value	Value

Conagra Brands, Inc., Sr. Unsecured
1.38%, 11/01/27	$200,000	$172,427
5.40%, 11/01/48	665,000	646,895
Kroger Co. (The), Sr. Unsecured,
3.95%, 01/15/50	1,000,000	820,643
McCormick & Co., Inc., Sr. Unsecured,
0.90%, 02/15/26	3,050,000	2,751,184
Mondelez International Holdings Netherlands BV, Company Guaranteed,
0.75%, 09/24/24Ω	860,000	809,193

TOTAL FOOD & STAPLES RETAILING		$7,192,500

GAS – 0.2%
Southern Co. Gas Capital Corp., Company Guaranteed,
3.95%, 10/01/46	1,425,000	1,127,025

HEALTHCARE-PRODUCTS – 1.0%
DH Europe Finance II Sarl, Company Guaranteed,
2.20%, 11/15/24	2,330,000	2,241,168
Thermo Fisher Scientific, Inc., Sr. Unsecured,
0.80%, 10/18/23	1,775,000	1,739,607
Zimmer Biomet Holdings, Inc., Sr. Unsecured,
1.45%, 11/22/24	1,480,000	1,401,988

TOTAL HEALTHCARE-PRODUCTS		$5,382,763

HEALTHCARE-SERVICES – 1.3%
CommonSpirit Health, Sr. Secured
2.76%, 10/01/24	3,140,000	3,049,983
3.35%, 10/01/29	150,000	135,975
Elevance Health, Inc., Sr. Unsecured,
3.65%, 12/01/27	1,650,000	1,601,987
NYU Langone Hospitals, Series 2020, Secured,
3.38%, 07/01/55	1,000,000	734,925
UnitedHealth Group, Inc., Sr. Unsecured
2.95%, 10/15/27	1,350,000	1,281,847
3.95%, 10/15/42	290,000	255,363

TOTAL HEALTHCARE-SERVICES		$7,060,080

HOME FURNISHINGS – 0.2%
Whirlpool Corp., Sr. Unsecured,
4.60%, 05/15/50#	1,405,000	1,182,723

INSURANCE – 1.3%
Aon Global Ltd., Company Guaranteed,
4.00%, 11/27/23	1,700,000	1,688,775
Berkshire Hathaway Finance Corp., Company Guaranteed,
4.30%, 05/15/43	425,000	398,367
CNA Financial Corp., Sr. Unsecured
7.25%, 11/15/23	200,000	201,942
3.95%, 05/15/24	950,000	935,531
Lincoln National Corp., Sr. Unsecured,
3.63%, 12/12/26	1,380,000	1,258,405
Principal Life Global Funding II, Secured,
1.63%, 11/19/30Ω	250,000	198,581
W.R. Berkley Corp., Sr. Unsecured
4.75%, 08/01/44	1,715,000	1,602,826

ANNUAL REPORT / April 30, 2023

13	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

4.00%, 05/12/50	$1,425,000	$1,155,804

TOTAL INSURANCE		$7,440,231

INTERNET – 0.2%
Amazon.com, Inc., Sr. Unsecured
1.20%, 06/03/27	100,000	89,270
3.25%, 05/12/61	1,000,000	741,613

TOTAL INTERNET		$830,883

MACHINERY – 0.0%**
Caterpillar Financial Services Corp., Sr. Unsecured,
0.65%, 07/07/23	50,000	49,620

MEDIA – 1.1%
CCO Holdings LLC, Sr. Unsecured,
4.25%, 02/01/31Ω	3,000,000	2,460,000
Discovery Communications LLC, Company Guaranteed
3.95%, 03/20/28	1,000,000	937,004
3.63%, 05/15/30	1,000,000	891,853
Paramount Global, Sr. Unsecured
4.60%, 01/15/45	1,100,000	804,189
4.95%, 05/19/50	1,185,000	897,529

TOTAL MEDIA		$5,990,575

MISCELLANEOUS MANUFACTURING – 0.4%
Textron, Inc., Sr. Unsecured
3.88%, 03/01/25	750,000	733,572
2.45%, 03/15/31	2,000,000	1,695,572

TOTAL MISCELLANEOUS MANUFACTURING		$2,429,144

OIL & GAS – 1.6%
Marathon Petroleum Corp., Sr. Unsecured,
3.63%, 09/15/24	745,000	730,613
Phillips 66, Company Guaranteed
0.90%, 02/15/24	1,065,000	1,029,538
3.85%, 04/09/25	575,000	563,526
Pioneer Natural Resources Co., Sr. Unsecured
0.55%, 05/15/23	1,035,000	1,033,105
1.13%, 01/15/26	1,000,000	913,595
1.90%, 08/15/30	1,940,000	1,606,988
2.15%, 01/15/31	1,000,000	839,778
Valero Energy Corp., Sr. Unsecured
2.15%, 09/15/27	1,800,000	1,636,238
4.90%, 03/15/45	563,000	513,030

TOTAL OIL & GAS		$8,866,411

PHARMACEUTICALS – 3.3%
AbbVie, Inc., Sr. Unsecured
3.75%, 11/14/23	150,000	148,876
2.95%, 11/21/26	1,875,000	1,784,016
4.25%, 11/14/28	1,235,000	1,226,550
4.40%, 11/06/42	460,000	419,530
4.88%, 11/14/48	1,000,000	960,975
4.25%, 11/21/49	1,000,000	884,033
AstraZeneca Finance LLC, Company Guaranteed,
1.75%, 05/28/28	500,000	446,452

Description	Par Value	Value

AstraZeneca PLC, Sr. Unsecured,
0.70%, 04/08/26	$100,000	$90,770
Becton Dickinson & Co., Sr. Unsecured,
1.96%, 02/11/31	100,000	82,641
Bristol-Myers Squibb Co., Sr. Unsecured,
3.40%, 07/26/29	310,000	296,955
Cardinal Health, Inc., Sr. Unsecured,
4.50%, 11/15/44	650,000	560,381
Cigna Group (The), Company Guaranteed
3.75%, 07/15/23	272,000	271,065
4.80%, 07/15/46	1,000,000	922,478
Cigna Group (The), Sr. Unsecured
5.69%, 03/15/26	2,740,000	2,761,336
2.38%, 03/15/31	250,000	212,371
CVS Health Corp., Sr. Unsecured
1.30%, 08/21/27	145,000	127,439
5.13%, 02/21/30	910,000	928,135
1.88%, 02/28/31#	2,000,000	1,629,713
McKesson Corp., Sr. Unsecured,
5.25%, 02/15/26	2,745,000	2,757,200
Pfizer, Inc., Sr. Unsecured,
2.63%, 04/01/30	650,000	590,728
Zoetis, Inc., Sr. Unsecured
3.00%, 09/12/27	125,000	118,888
3.95%, 09/12/47	1,005,000	849,721

TOTAL PHARMACEUTICALS		$18,070,253

PIPELINES – 3.8%
Enbridge, Inc., Company Guaranteed
0.55%, 10/04/23	1,540,000	1,505,271
(SOFR + 0.63%), 5.36%, 02/16/24Δ	3,000,000	2,985,111
Energy Transfer LP, Sr. Unsecured
3.75%, 05/15/30	715,000	658,760
5.30%, 04/15/47	1,250,000	1,100,601
Enterprise Products Operating LLC, Company Guaranteed
4.20%, 01/31/50	1,120,000	932,817
4.95%, 10/15/54	500,000	454,557
Kinder Morgan Energy Partners LP, Company Guaranteed,
5.40%, 09/01/44	1,000,000	927,932
Kinder Morgan, Inc., Company Guaranteed
5.20%, 03/01/48	2,040,000	1,827,781
3.60%, 02/15/51	1,315,000	928,958
MPLX LP, Sr. Unsecured
4.70%, 04/15/48	1,000,000	841,068
4.95%, 03/14/52	1,000,000	865,463
ONEOK Partners LP, Company Guaranteed,
6.20%, 09/15/43	1,000,000	996,155
ONEOK, Inc., Company Guaranteed,
6.10%, 11/15/32	335,000	350,094
Plains All American Pipeline LP, Sr. Unsecured,
3.85%, 10/15/23	866,000	858,658
Spectra Energy Partners LP, Company Guaranteed,
3.50%, 03/15/25	670,000	649,780
Targa Resources Corp., Company Guaranteed,
6.13%, 03/15/33	2,900,000	3,024,197

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	14

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Targa Resources Partners LP, Company Guaranteed,
4.88%, 02/01/31	$1,245,000	$1,174,969
Williams Cos., Inc. (The), Sr. Unsecured,
3.50%, 10/15/51	1,485,000	1,061,722

TOTAL PIPELINES		$21,143,894

REAL ESTATE INVESTMENT TRUSTS – 2.4%
American Tower Corp., Sr. Unsecured
5.00%, 02/15/24	665,000	663,359
3.13%, 01/15/27	1,000,000	941,856
4.05%, 03/15/32	1,000,000	926,898
3.10%, 06/15/50	1,500,000	995,930
AvalonBay Communities, Inc., Sr. Unsecured, MTN,
3.35%, 05/15/27	1,420,000	1,352,645
Healthcare Realty Holdings LP, Company Guaranteed
3.88%, 05/01/25	1,215,000	1,172,120
3.63%, 01/15/28	1,100,000	1,004,167
Healthpeak OP LLC, Company Guaranteed
3.25%, 07/15/26	110,000	104,506
2.88%, 01/15/31	2,350,000	2,031,152
Ventas Realty LP, Company Guaranteed,
4.00%, 03/01/28	250,000	235,972
Welltower OP LLC, Company Guaranteed
3.63%, 03/15/24	250,000	245,706
4.00%, 06/01/25	3,000,000	2,929,515
4.95%, 09/01/48	1,000,000	889,873

TOTAL REAL ESTATE INVESTMENT TRUSTS		$13,493,699

RETAIL – 1.0%
Lowe’s Cos., Inc., Sr. Unsecured,
3.65%, 04/05/29	200,000	190,657
Nordstrom, Inc., Sr. Unsecured,
5.00%, 01/15/44	1,000,000	626,250
Walgreens Boots Alliance, Inc., Sr. Unsecured,
0.95%, 11/17/23	4,880,000	4,770,561

TOTAL RETAIL		$5,587,468

SEMICONDUCTORS – 0.2%
Micron Technology, Inc., Sr. Unsecured,
2.70%, 04/15/32	1,500,000	1,199,444

SOFTWARE – 0.4%
Roper Technologies, Inc., Sr. Unsecured, 2.00%, 06/30/30	1,345,000	1,116,678
Workday, Inc., Sr. Unsecured, 3.50%, 04/01/27	1,385,000	1,331,872

TOTAL SOFTWARE		$2,448,550

TELECOMMUNICATIONS – 1.3%
AT&T, Inc., Sr. Unsecured 0.90%, 03/25/24	2,125,000	2,046,574
4.50%, 05/15/35	845,000	795,902
3.55%, 09/15/55	1,423,000	1,014,456
Verizon Communications, Inc., Sr. Unsecured 2.10%, 03/22/28	50,000	44,674
1.75%, 01/20/31	2,310,000	1,863,612
2.36%, 03/15/32	305,000	250,188

Description	Par Value	Value

3.40%, 03/22/41	$1,515,000	$1,195,021

TOTAL TELECOMMUNICATIONS		$7,210,427

TRANSPORTATION – 1.7%
FedEx Corp., Company Guaranteed, 2.40%, 05/15/31#	2,500,000	2,128,335
Ryder System, Inc., Sr. Unsecured, MTN 3.65%, 03/18/24	1,670,000	1,645,161
2.85%, 03/01/27	2,645,000	2,454,839
Union Pacific Corp., Sr. Unsecured 3.15%, 03/01/24	2,565,000	2,527,506
4.30%, 03/01/49	675,000	607,059

TOTAL TRANSPORTATION		$9,362,900

TRUCKING & LEASING – 0.8%
GATX Corp., Sr. Unsecured 3.25%, 09/15/26	1,570,000	1,486,456
3.85%, 03/30/27	1,500,000	1,438,976
4.00%, 06/30/30	1,000,000	931,619
5.20%, 03/15/44	640,000	582,066

TOTAL TRUCKING & LEASING		$4,439,117

TOTAL CORPORATE BONDS (COST $253,064,924)		$234,089,410

GOVERNMENT AGENCIES – 3.1%

FEDERAL HOME LOAN BANK (FHLB) – 1.2%
3.25%, 11/16/28#	6,960,000	6,823,243

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 1.6%
0.38%, 07/21/25#	9,250,000	8,538,587

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%
0.25%, 05/22/23#	200,000	199,447
6.25%, 05/15/29#	750,000	852,334
7.25%, 05/15/30	400,000	487,486

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,539,267

TOTAL GOVERNMENT AGENCIES (COST $18,320,507)		$16,901,097

MORTGAGE-BACKED SECURITIES – 21.4%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 5.4%
Pool C00478, 8.50%, 09/01/26	3,208	3,333
Pool E09010, 2.50%, 09/01/27	183,208	176,473
Pool G18497, 3.00%, 01/01/29	27,482	26,572
Pool C01272, 6.00%, 12/01/31	7,377	7,469
Pool A13990, 4.50%, 10/01/33	4,505	4,408
Pool G01625, 5.00%, 11/01/33	21,258	21,478
Pool A18401, 6.00%, 02/01/34	12,047	12,187
Pool QN1900, 3.00%, 04/01/35	739,226	705,846
Pool G08097, 6.50%, 11/01/35	12,405	13,406
Pool G02296, 5.00%, 06/01/36	53,189	53,903
Pool G02390, 6.00%, 09/01/36	4,965	5,273
Pool G05317, 5.00%, 04/01/37	216,332	218,499
Pool G08193, 6.00%, 04/01/37	9,946	10,459
Pool G03703, 5.50%, 12/01/37	5,846	6,074
Pool G04776, 5.50%, 07/01/38	19,525	19,939
Pool G05500, 5.00%, 05/01/39	194,104	199,860
Pool A93415, 4.00%, 08/01/40	245,904	235,844

ANNUAL REPORT / April 30, 2023

15	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Pool A93505, 4.50%, 08/01/40	$325,413	$327,225
Pool A93996, 4.50%, 09/01/40	243,887	245,249
Pool G06222, 4.00%, 01/01/41	383,765	377,165
Pool A97047, 4.50%, 02/01/41	246,962	248,335
Pool G06956, 4.50%, 08/01/41	244,924	246,285
Pool C03750, 3.50%, 02/01/42	105,329	99,875
Pool C03849, 3.50%, 04/01/42	57,202	53,471
Pool Q08305, 3.50%, 05/01/42	431,252	418,244
Pool C04305, 3.00%, 11/01/42	1,171,784	1,097,342
Pool C09020, 3.50%, 11/01/42	833,746	790,588
Pool G07266, 4.00%, 12/01/42	717,525	704,377
Pool C04444, 3.00%, 01/01/43	36,865	33,924
Pool C09029, 3.00%, 03/01/43	157,369	144,795
Pool G08534, 3.00%, 06/01/43	193,811	178,330
Pool Q19476, 3.50%, 06/01/43	317,020	301,947
Pool C09044, 3.50%, 07/01/43	369,621	352,027
Pool G07889, 3.50%, 08/01/43	341,922	324,145
Pool G07624, 4.00%, 12/01/43	335,664	335,020
Pool G60038, 3.50%, 01/01/44	1,817,755	1,723,310
Pool G07680, 4.00%, 04/01/44	607,960	591,532
Pool G07943, 4.50%, 08/01/44	33,085	33,202
Pool G08607, 4.50%, 09/01/44	222,811	223,534
Pool Q33547, 3.50%, 05/01/45	278,939	261,206
Pool Q36970, 4.00%, 10/01/45	138,160	134,661
Pool G60384, 4.50%, 12/01/45	21,690	21,766
Pool Q39644, 3.50%, 03/01/46	883,640	834,769
Pool Q39438, 4.00%, 03/01/46	862,333	837,709
Pool G08705, 3.00%, 05/01/46	79,158	72,279
Pool G08708, 4.50%, 05/01/46	137,326	137,140
Pool ZS4671, 3.00%, 08/01/46	513,309	468,190
Pool Q44452, 3.00%, 11/01/46	744,202	679,508
Pool ZS4693, 3.00%, 12/01/46	1,417,335	1,292,746
Pool SD8037, 2.50%, 01/01/50	2,817,907	2,454,151
Pool RA2341, 2.50%, 04/01/50	2,478,606	2,149,284
Pool SD8104, 1.50%, 11/01/50	2,464,685	1,940,553
Pool RA4349, 2.50%, 01/01/51	1,260,084	1,095,527
Pool SD8141, 2.50%, 04/01/51	1,150,839	996,984
Pool SD8190, 3.00%, 01/01/52	2,240,431	2,021,175
Pool QE2363, 3.50%, 05/01/52	3,885,714	3,613,040

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$29,581,633

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 16.0%
Pool AE2520, 3.00%, 01/01/26	120,943	116,951
Pool 329794, 7.00%, 02/01/26	1,570	1,511
Pool 256639, 5.00%, 02/01/27	9,230	9,231
Pool 256752, 6.00%, 06/01/27	11,387	11,663
Pool 257007, 6.00%, 12/01/27	10,718	10,971
Pool 402255, 6.50%, 12/01/27	276	283
Pool AB8997, 2.50%, 04/01/28	52,909	50,979
Pool AS4480, 2.50%, 02/01/30	287,418	272,054
Pool AS7462, 2.50%, 06/01/31	140,055	131,818
Pool 254007, 6.50%, 10/01/31	4,078	4,303
Pool 254240, 7.00%, 03/01/32	11,294	11,425
Pool 638023, 6.50%, 04/01/32	33,974	36,245
Pool 642345, 6.50%, 05/01/32	19,761	21,084
Pool 651292, 6.50%, 07/01/32	43,820	46,672
Pool 686398, 6.00%, 03/01/33	51,245	55,083

Description	Par Value	Value

Pool BP6496, 2.00%, 07/01/35	$807,557	$727,014
Pool MA4095, 2.00%, 08/01/35	1,009,737	908,980
Pool 745412, 5.50%, 12/01/35	15,477	16,065
Pool 888789, 5.00%, 07/01/36	83,153	85,993
Pool 256515, 6.50%, 12/01/36	5,937	6,411
Pool AE0217, 4.50%, 08/01/40	39,488	39,003
Pool AB1796, 3.50%, 11/01/40	241,326	229,844
Pool AH5583, 4.50%, 02/01/41	105,809	106,398
Pool 890551, 4.50%, 08/01/41	25,567	25,704
Pool AL0658, 4.50%, 08/01/41	148,573	149,372
Pool AL1319, 4.50%, 10/01/41	178,468	179,461
Pool AL6302, 4.50%, 10/01/41	258,962	260,406
Pool AX5302, 4.00%, 01/01/42	446,399	438,751
Pool AK4523, 4.00%, 03/01/42	505,354	496,176
Pool AL2034, 4.50%, 04/01/42	72,055	72,444
Pool AB7936, 3.00%, 02/01/43	710,243	653,525
Pool AL3761, 4.50%, 02/01/43	72,797	73,202
Pool MA1458, 3.00%, 06/01/43	155,875	143,428
Pool AT7899, 3.50%, 07/01/43	1,077,492	1,020,589
Pool AS0302, 3.00%, 08/01/43	1,674,911	1,541,058
Pool AU4279, 3.00%, 09/01/43	343,015	315,608
Pool AL5537, 4.50%, 04/01/44	119,605	120,323
Pool AS3155, 4.00%, 08/01/44	16,628	16,259
Pool AX0833, 3.50%, 09/01/44	297,312	278,789
Pool AL6325, 3.00%, 10/01/44	1,076,723	990,542
Pool AS5136, 4.00%, 06/01/45	101,258	98,427
Pool AZ7362, 4.00%, 11/01/45	287,534	280,267
Pool AZ9565, 3.50%, 12/01/45	407,811	386,304
Pool BC0326, 3.50%, 12/01/45	341,871	323,851
Pool BC0245, 3.00%, 02/01/46	218,349	199,372
Pool BC0830, 3.00%, 04/01/46	324,737	296,514
Pool AS7568, 4.50%, 07/01/46	44,267	44,564
Pool BC4764, 3.00%, 10/01/46	437,083	399,096
Pool MA2771, 3.00%, 10/01/46	130,445	119,106
Pool AS8276, 3.00%, 11/01/46	445,407	406,659
Pool BC9003, 3.00%, 11/01/46	456,695	417,005
Pool BE1899, 3.00%, 11/01/46	1,778,686	1,624,311
Pool BE3767, 3.50%, 07/01/47	406,867	383,138
Pool BH2618, 3.50%, 08/01/47	115,680	108,929
Pool MA3088, 4.00%, 08/01/47	352,627	341,634
Pool BH4010, 4.50%, 09/01/47	357,222	355,899
Pool BH9215, 3.50%, 01/01/48	573,591	540,108
Pool BJ0650, 3.50%, 03/01/48	2,369,166	2,227,222
Pool BJ0639, 4.00%, 03/01/48	137,625	133,099
Pool BJ9169, 4.00%, 05/01/48	643,175	622,032
Pool BK4764, 4.00%, 08/01/48	594,044	574,527
Pool BN1628, 4.50%, 11/01/48	299,540	296,704
Pool BM5334, 3.50%, 01/01/49	544,474	515,515
Pool MA3871, 3.00%, 12/01/49	1,448,416	1,312,615
Pool CA5306, 3.00%, 03/01/50	1,242,149	1,116,225
Pool CA5353, 3.50%, 03/01/50	1,095,283	1,029,880
Pool MA4100, 2.00%, 08/01/50	1,332,444	1,110,419
Pool FM3989, 2.50%, 08/01/50	881,588	766,032
Pool CA6983, 2.00%, 09/01/50	2,366,755	1,967,682
Pool CA7106, 2.00%, 09/01/50	1,505,656	1,251,579
Pool MA4119, 2.00%, 09/01/50	999,564	832,995
Pool BQ2999, 2.50%, 10/01/50	2,024,516	1,763,349

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	16

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Pool CA7383, 3.00%, 10/01/50	$1,366,025	$1,232,302
Pool CA7734, 2.50%, 11/01/50	1,437,031	1,246,219
Pool FM5297, 3.00%, 11/01/50	1,836,240	1,671,365
Pool MA4208, 2.00%, 12/01/50	1,030,541	858,816
Pool CA8021, 2.50%, 12/01/50	4,045,528	3,532,738
Pool FM5166, 3.00%, 12/01/50	945,979	858,348
Pool BQ4495, 2.00%, 02/01/51	5,631,910	4,683,852
Pool CA8929, 2.00%, 02/01/51	2,674,138	2,231,896
Pool FM6426, 2.00%, 03/01/51	2,350,751	1,982,206
Pool BR7857, 2.50%, 05/01/51	3,607,617	3,125,872
Pool FM7188, 2.50%, 05/01/51	2,581,772	2,270,770
Pool CB0727, 2.50%, 06/01/51	6,383,810	5,571,124
Pool FM8440, 2.50%, 08/01/51	1,442,200	1,258,255
Pool FM9949, 2.00%, 12/01/51	937,690	788,213
Pool FM9871, 2.50%, 12/01/51	6,418,586	5,600,955
Pool BU1416, 3.00%, 01/01/52	2,306,946	2,080,086
Pool FS0982, 3.00%, 03/01/52	1,901,844	1,715,423
Pool FS1571, 2.00%, 04/01/52	3,889,576	3,231,460
Pool CB3334, 3.50%, 04/01/52	5,881,067	5,483,114
Pool BV7245, 4.00%, 05/01/52	6,676,344	6,398,961
Pool MA4644, 4.00%, 05/01/52	1,354,504	1,294,854

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$88,637,506

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.0%**
Pool 354677, 7.50%, 10/15/23	104	104
Pool 354713, 7.50%, 12/15/23	177	176
Pool 354765, 7.00%, 02/15/24	1,424	1,425
Pool 354827, 7.00%, 05/15/24	285	284
Pool 385623, 7.00%, 05/15/24	1,960	1,959
Pool 2077, 7.00%, 09/20/25	1,153	1,171
Pool 780825, 6.50%, 07/15/28	17,487	17,772
Pool 2616, 7.00%, 07/20/28	10,107	10,241
Pool 2701, 6.50%, 01/20/29	21,274	22,043
Pool 426727, 7.00%, 02/15/29	2,644	2,676
Pool 503405, 6.50%, 04/15/29	7,389	7,489
Pool 781231, 7.00%, 12/15/30	10,413	10,763

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$76,103

TOTAL MORTGAGE-BACKED SECURITIES (COST $134,706,773)		$118,295,242

MUNICIPAL BOND – 0.4%

GENERAL – 0.4%
New Jersey Transportation Trust Fund Authority, Current Refunding Revenue Bonds, (Series B), 4.13%, 06/15/42	2,500,000	2,196,746

TOTAL MUNICIPAL BOND (COST $2,500,000)		$2,196,746

U.S. TREASURY OBLIGATIONS – 29.0%

U.S. TREASURY BONDS – 9.5%
6.38%, 08/15/27	450,000	498,619
5.25%, 02/15/29	12,500,000	13,571,512
6.25%, 05/15/30	500,000	585,092
5.38%, 02/15/31#	600,000	678,313
2.00%, 11/15/41	985,000	746,899
2.38%, 02/15/42	2,000,000	1,616,368
3.00%, 05/15/42	500,000	446,487

Description	Par Value	Value

3.63%, 08/15/43	$881,000	$859,767
3.75%, 11/15/43	365,000	362,599
3.63%, 02/15/44	2,106,000	2,048,035
3.13%, 08/15/44	6,637,000	5,954,180
3.00%, 11/15/44	2,000,000	1,755,473
2.50%, 02/15/45	2,135,000	1,712,724
3.00%, 05/15/45	2,000,000	1,749,876
2.88%, 08/15/45	300,000	256,666
3.00%, 11/15/45	765,000	668,743
2.50%, 02/15/46	280,000	223,359
3.00%, 02/15/47	1,098,000	958,344
3.00%, 05/15/47	1,695,000	1,478,895
2.75%, 11/15/47	2,235,000	1,863,401
1.25%, 05/15/50	3,300,000	1,925,811
1.38%, 08/15/50	3,000,000	1,806,099
1.63%, 11/15/50	2,500,000	1,608,291
2.00%, 08/15/51	13,255,000	9,335,645

TOTAL U.S. TREASURY BONDS		$52,711,198

U.S. TREASURY NOTES – 19.5%
2.50%, 08/15/23	390,000	387,003
1.63%, 10/31/23	290,000	285,388
2.00%, 04/30/24	1,195,000	1,162,046
1.75%, 07/31/24	1,900,000	1,834,651
2.38%, 08/15/24	6,100,000	5,935,062
2.00%, 02/15/25	4,655,000	4,481,653
0.38%, 04/30/25	250,000	232,497
2.13%, 05/15/25	2,800,000	2,694,549
2.00%, 08/15/25	945,000	905,293
2.25%, 11/15/25	730,000	701,849
1.63%, 02/15/26	8,000,000	7,545,374
1.63%, 05/15/26	5,470,000	5,142,259
2.00%, 11/15/26	4,180,000	3,952,571
2.25%, 02/15/27	30,000	28,570
1.13%, 02/28/27	250,000	228,160
0.50%, 06/30/27	450,000	396,792
3.13%, 08/31/27	15,000,000	14,740,752
2.25%, 11/15/27	300,000	283,754
2.75%, 02/15/28	6,750,000	6,519,561
4.00%, 02/29/28	10,000,000	10,222,770
1.25%, 06/30/28	500,000	446,727
2.88%, 08/15/28	5,000,000	4,846,296
3.13%, 11/15/28	350,000	342,911
2.38%, 05/15/29	2,900,000	2,720,411
1.63%, 08/15/29	5,000,000	4,486,477
1.50%, 02/15/30	5,000,000	4,413,901
0.63%, 05/15/30	550,000	453,818
1.63%, 05/15/31	10,000,000	8,768,871
1.38%, 11/15/31	1,880,000	1,599,219
1.88%, 02/15/32	6,000,000	5,305,549
2.75%, 08/15/32	7,000,000	6,624,822

TOTAL U.S. TREASURY NOTES		$107,689,556

TOTAL U.S. TREASURY OBLIGATIONS (COST $172,995,029)		$160,400,754

ANNUAL REPORT / April 30, 2023

17	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Number of Shares	Value

MONEY MARKET FUND – 3.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%^	16,343,823	$16,343,823

TOTAL MONEY MARKET FUND (COST $16,343,823)		$16,343,823

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 2.9%

REPURCHASE AGREEMENTS – 2.9%
Bank of America Securities, Inc., 4.82%, dated 4/28/23, due 5/01/23, repurchase price $3,255,289, collateralized by U.S. Government Agency Securities, 1.50% to 4.00%, maturing 9/20/46 to 6/20/52; total market value of $3,319,062.	$3,253,982	3,253,982
Citigroup Global Markets Ltd., 4.81%, dated 4/28/23, due 5/01/23, repurchase price $3,255,286, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.00%, maturing 8/15/23 to 8/20/67; total market value of $3,319,062.	3,253,982	3,253,982
Deutsche Bank Securities, Inc., 4.81%, dated 4/28/23, due 5/01/23, repurchase price $3,201,230, collateralized by U.S. Government Agency Securities, 1.50% to 8.00%, maturing 2/01/26 to 9/01/61; total market value of $3,263,946.	3,199,947	3,199,947

Description	Par Value	Value

HSBC Securities USA, Inc., 4.80%, dated 4/28/23, due 5/01/23, repurchase price $3,255,284, collateralized by U.S. Government Agency Securities, 0.00% to 7.00%, maturing 9/15/25 to 1/15/63; total market value of $3,319,062.	$3,253,982	$3,253,982
RBC Dominion Securities, Inc., 4.81%, dated 4/28/23, due 5/01/23, repurchase price $3,255,286, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.00%, maturing 5/04/23 to 4/20/53; total market value of $3,319,062.	3,253,982	3,253,982

TOTAL REPURCHASE AGREEMENTS (COST $16,215,875)		$16,215,875

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $16,215,875)		$16,215,875

TOTAL INVESTMENTS – 102.2% (COST $614,202,350)		$564,498,387

COLLATERAL FOR SECURITIES ON LOAN – (2.9%)		(16,215,875)
OTHER ASSETS LESS LIABILITIES – 0.7%		3,822,901

TOTAL NET ASSETS – 100.0%		$552,105,413

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Adjustable Rate Mortgage	$—	$5,695	$—	$5,695
Collateralized Mortgage Obligations	—	49,745	—	49,745
Corporate Bonds	—	234,089,410	—	234,089,410
Government Agencies	—	16,901,097	—	16,901,097
Mortgage-Backed Securities	—	118,295,242	—	118,295,242
Municipal Bond	—	2,196,746	—	2,196,746
U.S. Treasury Obligations	—	160,400,754	—	160,400,754
Money Market Fund	16,343,823	—	—	16,343,823
Repurchase Agreements	—	16,215,875	—	16,215,875

Total	$16,343,823	$548,154,564	$—	$564,498,387

**	Represents less than 0.05%.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	18

Wilmington Broad Market Bond Fund (concluded)

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2023, these liquid restricted securities amounted to $11,447,451, representing 2.07% of total net assets.

ÿ	Step coupon security. The rate disclosed is the rate in effect on the report date.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

The following acronyms are used throughout this Portfolio of Investments:

BKNT	Bank Notes

GMTN	Global Medium Term Note

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

LP	Limited Partnership

MTN	Medium Term Note

NA	National Association

PLC	Public Limited Company

SOFR	Secured Overnight Financing Rate

USD	United States Dollar

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

19

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Municipal Bond Fund

At April 30, 2023, the Fund’s portfolio composition was as follows:

Percentage of
Total Net Assets

General	17.4%

General Obligations	14.1%

Medical	10.5%

Higher Education	9.0%

Airport	6.7%

Transportation	5.8%

Water	4.0%

Power	4.0%

Development	3.9%

Education	3.9%

School District	3.4%

Multifamily Hsg	3.4%

Utilities	2.4%

Housing	2.3%

Tobacco Settlement	2.1%

Student Loan	1.3%

Pollution	0.8%

Dedicated Tax	0.8%

Exchange-Traded Funds	1.7%

Cash Equivalents(1)	2.3%

Other Assets and Liabilities - Net(2)	0.2%

TOTAL	100.0%

Percentage of
Credit Quality Diversification(3)	Total Net Assets

AAA / Aaa	13.4%

AA / Aa	27.4%

A / A	39.9%

BBB / Baa	10.4%

Not Rated	8.7%

Other Assets and Liabilities - Net(2)	0.2%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2023

Description	Number of Shares	Value

EXCHANGE-TRADED FUNDS – 1.7%
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	235,500	$5,882,790

TOTAL EXCHANGE-TRADED FUNDS (Cost $5,994,679)		$5,882,790

Description	Par Value	Value

MUNICIPAL BONDS – 95.8%

ALABAMA – 0.3%

HIGHER EDUCATION – 0.3%
University of South Alabama, AL, Advance Refunding Revenue Bonds, (AGM), 5.00%, 11/01/31	$1,000,000	$1,057,433

TOTAL ALABAMA		$1,057,433

ALASKA – 0.5%

HIGHER EDUCATION – 0.5%
University of Alaska, AK, Revenue Bonds, (Series T), 5.00%, 10/01/29	1,810,000	1,880,571

TOTAL ALASKA		$1,880,571

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	20

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

ARIZONA – 3.1%

DEVELOPMENT – 0.0%**

Industrial Development Authority of the City of Phoenix Arizona, IDA, Stadium Revenue Bonds, (Bank One Ballpark Project), (AMBAC), Prerefunded/ETM, 6.85%, 12/01/25	$90,000	$92,214

EDUCATION – 1.3%

Arizona Industrial Development Authority, AZ, Revenue Bonds, (Equitable School Revolving Fund), (Series A) 5.00%, 11/01/26	1,000,000	1,052,697
5.00%, 11/01/30	1,000,000	1,081,984
5.00%, 11/01/32	865,000	931,322

La Paz County Industrial Development Authority, AZ, IDA, Revenue Bonds, (Charter School Solutions -Harmony Public Schools Project), (Series A), 5.00%, 02/15/28	1,300,000	1,339,889

TOTAL EDUCATION		$4,405,892

MEDICAL – 0.7%

Maricopa County Industrial Development Authority, AZ, IDA, Revenue Bonds, (Honor Health), (Series A) 5.00%, 09/01/34	1,000,000	1,096,311
5.00%, 09/01/35	725,000	789,228
5.00%, 09/01/36	500,000	536,491

TOTAL MEDICAL		$2,422,030

UTILITIES – 1.1%

Mesa, AZ, Utility System Revenue, Current Refunding Revenue Bonds, (Series C), 5.00%, 07/01/36	3,000,000	3,548,810

TOTAL ARIZONA		$10,468,946

CALIFORNIA – 1.5%

AIRPORT – 0.8%

City of Los Angeles Department of Airports, CA, Current Refunding Revenue Bonds, (Series B), 5.00%, 05/15/32	800,000	865,774

City of Los Angeles Department of Airports, CA, Revenue Bonds 4.00%, 05/15/35	600,000	617,323
4.00%, 05/15/36	800,000	816,331
4.00%, 05/15/37	500,000	505,510

TOTAL AIRPORT		$2,804,938

GENERAL – 0.3%

Salinas Public Facilities, Inc., CA, Revenue Bonds, (City of Salinas Public Safety Building Project), 4.00%, 12/01/29	1,000,000	1,039,191

GENERAL OBLIGATIONS – 0.4%

State of California, CA, GO Unlimited, Current Refunding, (AGM), 5.25%, 08/01/32	1,000,000	1,218,186

TOTAL CALIFORNIA		$5,062,315

Description	Par Value	Value

COLORADO – 4.7%

AIRPORT – 0.8%

City & County of Denver, CO, Airport System Revenue Bonds, (Sub-Series A), 5.00%, 12/01/31	$2,500,000	$2,700,054

HIGHER EDUCATION – 0.7%

Colorado Educational & Cultural Facilities Authority, CO, Refunding Revenue Bonds, (University of Denver Project), (NATL), 5.00%, 03/01/35	2,000,000	2,351,243

MEDICAL – 1.6%

Colorado Health Facilities Authority, CO, Refunding Revenue Bonds, Intermountain Healthcare, 5.00%, 05/15/62	3,000,000	3,308,322

Colorado Health Facilities Authority, CO, Revenue Bonds, (CommonSpirit Health), (Series B-2), 5.00%, 08/01/49	2,000,000	2,078,336

TOTAL MEDICAL		$5,386,658

MULTIFAMILY HSG – 0.3%

Colorado Housing and Finance Authority, CO, Revenue Bonds, (Wintergreen Ridge Apartments Project), 4.00%, 05/01/41	1,000,000	1,008,189

TRANSPORTATION – 0.8%

E-470 Public Highway Authority, CO, Current Refunding Revenue Bonds, (Series A) 5.00%, 09/01/27	1,000,000	1,095,122
5.00%, 09/01/34	1,300,000	1,494,983

TOTAL TRANSPORTATION		$2,590,105

WATER – 0.5%

City & County of Denver, CO, Board of Water Commissioners, Refunding Revenue Bonds, (Series B), 4.00%, 09/15/33	1,750,000	1,900,376

TOTAL COLORADO		$15,936,625

CONNECTICUT – 2.1%

GENERAL OBLIGATIONS – 0.8%

State of Connecticut, CT, GO Unlimited, Public Improvements, AD Valorem Property Tax, (Series 2021 A), 3.00%, 01/15/35	2,900,000	2,814,175

HIGHER EDUCATION – 0.8%

Connecticut State Health & Educational Facilities Authority, CT, Advance Refunding Revenue Bonds, (Fairfield University), (Series R), 5.00%, 07/01/31	1,385,000	1,496,136

University of Connecticut, CT, Revenue Bonds, (Series A), 5.00%, 01/15/33	1,000,000	1,079,380

TOTAL HIGHER EDUCATION		$2,575,516

MEDICAL – 0.5%

Connecticut State Health & Educational Facilities Authority, CT, Current Refunding Revenue Bonds, (Stamford Hospital), (Series L-1) 4.00%, 07/01/28	685,000	695,964
4.00%, 07/01/29	500,000	510,238

ANNUAL REPORT / April 30, 2023

21	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

4.00%, 07/01/30	$600,000	$612,586

TOTAL MEDICAL		$1,818,788

TOTAL CONNECTICUT		$7,208,479

DISTRICT OF COLUMBIA – 1.2%

GENERAL – 0.7%

Washington Convention & Sports Authority, DC, Current Refunding Revenue Bonds, (Series A)
5.00%, 10/01/30	610,000	701,284
5.00%, 10/01/31	875,000	1,005,547
5.00%, 10/01/32	500,000	574,073

TOTAL GENERAL		$2,280,904

TRANSPORTATION – 0.5%

Washington Metropolitan Area Transit Authority, DC, Revenue Bonds, (Series B),
5.00%, 07/01/30	1,500,000	1,640,295

TOTAL DISTRICT OF COLUMBIA		$3,921,199

FLORIDA – 4.4%

AIRPORT – 0.3%

Greater Orlando Aviation Authority, FL, Airport System Revenue Bonds, (Series A), 5.00%, 10/01/26	1,000,000	1,056,751

EDUCATION – 0.7%

School District of Broward County, FL, Current Refunding, (Series A), 5.00%, 07/01/28	2,000,000	2,231,895

GENERAL OBLIGATIONS – 0.9%

Miami-Dade County, FL, GO Unlimited, AD Valorem Property Tax, 5.00%, 07/01/33	1,000,000	1,065,440

State of Florida, FL, GO Unlimited, Current Refunding, (Series D), 4.00%, 06/01/34	1,975,000	2,105,617

TOTAL GENERAL OBLIGATIONS		$3,171,057

HIGHER EDUCATION – 1.4%

Davie Florida Education Facilities, FL, Revenue Bonds, (Nova Southeastern University Project)
5.00%, 04/01/28	750,000	810,108
5.00%, 04/01/30	750,000	805,842
5.00%, 04/01/31	750,000	804,028
5.00%, 04/01/33	750,000	803,018

Florida Higher Educational Facilities Financial Authority, FL, Revenue Bonds, (Educational Facilities Ringling College Project), 5.00%, 03/01/28	1,600,000	1,669,539

TOTAL HIGHER EDUCATION		$4,892,535

HOUSING – 0.3%

Florida Gulf Coast University Financing Corp., FL, Current Refunding Revenue Bonds, (Housing Project), (Series A) 5.00%, 02/01/25	500,000	513,645
5.00%, 02/01/26	500,000	522,120

TOTAL HOUSING		$1,035,765

Description	Par Value	Value

MULTIFAMILY HSG – 0.8%

Miami-Dade County Housing Finance Authority, FL, Revenue Bonds, (HUD SECT 8), 5.00%, 10/01/26	$2,500,000	$2,577,228

TOTAL FLORIDA		$14,965,231

GEORGIA – 2.7%

GENERAL – 2.7%

Georgia Local Government, GA, Certificates of Participation, (Grantor Trust), (Series A), (NATL), 4.75%, 06/01/28	1,828,000	1,940,347

Main Street Natural Gas, Inc., GA, Revenue Bonds, (Series B), 5.00%, 07/01/53	1,000,000	1,069,037

Main Street Natural Gas, Inc., GA, Revenue Bonds, Natural Gas Utility Improvements, (Series A) 4.00%, 07/01/52	3,000,000	3,014,456
5.00%, 06/01/53	3,000,000	3,165,501

TOTAL GEORGIA		$9,189,341

ILLINOIS – 10.0%

AIRPORT – 0.7%

Chicago Midway International Airport, IL, Current Refunding Revenue Bonds, (Second Lien), (Series A), 5.00%, 01/01/29	2,250,000	2,263,360

GENERAL – 3.4%

Metropolitan Pier & Exposition Authority, IL, Revenue Bonds, Public Improvements, (McCormick Place Convention), Prerefunded/ETM, 7.00%, 07/01/26	6,295,000	6,672,711

Regional Transportation Authority, IL, Revenue Bonds, (Series A), (BHAC-CR FGIC), 6.00%, 07/01/31	1,450,000	1,740,999

Sales Tax Securitization Corp., IL, Current Refunding Revenue Bonds, (Second Lien), (Series A), 5.00%, 01/01/26	2,000,000	2,094,130

Sales Tax Securitization Corp., IL, Refunding Revenue Bonds, (Second Lien), (Series A), 5.00%, 01/01/28	1,000,000	1,086,283

TOTAL GENERAL		$11,594,123

GENERAL OBLIGATIONS – 5.1%

Chicago Park District, IL, GO Unlimited, Current Refunding, AD Valorem Property Tax, (Series D) 5.00%, 01/01/26	1,250,000	1,261,296
5.00%, 01/01/27	3,455,000	3,489,281

Chicago, IL, GO Unlimited, Current Refunding, AD Valorem Property Tax, (Series A) 5.00%, 01/01/25	3,000,000	3,068,562
5.00%, 01/01/32	3,000,000	3,247,791

State of Illinois, IL, GO Unlimited, Current Refunding, (Series A) 5.00%, 10/01/29	2,000,000	2,172,212
5.00%, 10/01/33	1,000,000	1,077,778

State of Illinois, IL, GO Unlimited, (Series D), 5.00%, 11/01/28	3,000,000	3,221,899

TOTAL GENERAL OBLIGATIONS		$17,538,819

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	22

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

MULTIFAMILY HSG – 0.3%

Illinois Housing Development Authority, IL, Revenue Bonds, Ogden Commons, 4.00%, 07/01/43	$1,000,000	$1,005,291

TRANSPORTATION – 0.5%

Regional Transportation Authority, IL, Revenue Bonds, (Series B), 5.00%, 06/01/33	1,450,000	1,612,385

TOTAL ILLINOIS		$34,013,978

INDIANA – 2.1%

DEVELOPMENT – 2.0%

Whiting, IN, Current Refunding Revenue Bonds, (BP Products North America Inc., Project), 5.00%, 12/01/44	6,500,000	6,690,847

HOUSING – 0.1%

Indiana Housing & Community Development Authority, IN, Current Refunding Revenue Bonds, (Series C-2), 4.00%, 01/01/37	320,000	319,101

TOTAL INDIANA		$7,009,948

IOWA – 0.9%

EDUCATION – 0.9%

Waterloo Community School District Infrastructure Sales Services & Use Tax, IA, Revenue Bonds, (AGM), 4.00%, 07/01/29	3,000,000	3,180,972

TOTAL IOWA		$3,180,972

KENTUCKY – 1.5%

GENERAL – 1.5%

Kentucky Public Energy Authority, KY, Revenue Bonds, Natural Gas Utility Improvements, (Series A), 4.00%, 08/01/52	3,000,000	2,976,196

Kentucky Public Energy Authority, KY, Revenue Bonds, Natural Gas Utility Improvements, (Series C), 4.00%, 02/01/50	2,000,000	2,002,948

TOTAL KENTUCKY		$4,979,144

MARYLAND – 1.8%

AIRPORT – 0.8%

Maryland State Department of Transportation, MD, Revenue Bonds, (Baltimore Washington International), (Series B) 5.00%, 08/01/28	730,000	790,730
5.00%, 08/01/29	500,000	547,448
5.00%, 08/01/30	515,000	570,860
5.00%, 08/01/31	650,000	726,272

TOTAL AIRPORT		$2,635,310

GENERAL OBLIGATIONS – 1.0%

State of Maryland, MD, GO Unlimited, School Improvements, AD Valorem Property Tax, (Series A), 5.00%, 06/01/33	3,000,000	3,622,020

TOTAL MARYLAND		$6,257,330

Description	Par Value	Value

MASSACHUSETTS – 1.0%

HIGHER EDUCATION – 0.7%

Massachusetts Development Finance Agency, MA, Current Refunding Revenue Bonds, (Simmons University), (Series L) 5.00%, 10/01/30	$1,180,000	$1,253,750
5.00%, 10/01/31	1,000,000	1,059,169

TOTAL HIGHER EDUCATION		$2,312,919

MEDICAL – 0.3%

Massachusetts Development Finance Agency, MA, Advance Refunding Revenue Bonds, (Care Group), (Series I), 5.00%, 07/01/33	1,000,000	1,060,376

TOTAL MASSACHUSETTS		$3,373,295

MICHIGAN – 3.9%

MULTIFAMILY HSG – 1.3%

Michigan State Housing Development Authority, MI, Revenue Bonds, (Clark Road Senior Apartment Project), 4.50%, 12/01/42	2,150,000	4,410,142

SCHOOL DISTRICT – 1.0%

Kalamazoo Public Schools, MI, GO Unlimited, AD Valorem Property Tax 4.00%, 05/01/33	1,330,000	1,393,031
4.00%, 05/01/34	1,000,000	1,043,234

Saginaw City School District, MI, GO Unlimited, School Improvements, AD Valorem Property Tax, (Qualified School Bond Loan Fund), 4.00%, 05/01/35	1,000,000	1,045,566

TOTAL SCHOOL DISTRICT		$3,481,831

WATER – 1.6%

Detroit Sewage Disposal System, MI, Revenue Bonds, (Second Lien), (Series B), (AGC-ICC FGIC) AGC, 5.50%, 07/01/29	150,000	162,280

Great Lakes Water Authority Sewage Disposal System Revenue, MI, Advance Refunding Revenue Bonds, (Senior Lien), (Series B), 5.00%, 07/01/30	3,500,000	3,725,578

Michigan Finance Authority, MI, Current Refunding Revenue Bonds, (Local Government Loan Program), (Series C), 5.00%, 07/01/34	1,450,000	1,492,536

TOTAL WATER		$5,380,394

TOTAL MICHIGAN		$13,272,367

MINNESOTA – 1.6%

HOUSING – 0.7%

Coon Rapids, MN, Multi Family Revenue Bonds, (Galway Place Community Plaza Projects), (Series A), 2.70%, 08/01/35	2,604,803	2,414,898

MEDICAL – 0.9%

Rochester, MN, Current Refunding Revenue Bonds, (Mayo Clinic), 4.00%, 11/15/39	3,000,000	3,128,029

TOTAL MINNESOTA		$5,542,927

ANNUAL REPORT / April 30, 2023

23	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

NEBRASKA – 0.5%

HOUSING – 0.5%

Nebraska Investment Finance Authority, NE, Revenue Bonds, (Series E), 3.75%, 09/01/49	$1,690,000	$1,667,028

TOTAL NEBRASKA		$1,667,028

NEVADA – 1.3%

GENERAL OBLIGATIONS – 1.3%

Las Vegas Valley Water District, NV, GO Limited, AD Valorem Property Tax, (Series A), 4.00%, 06/01/46	1,250,000	1,235,666

Las Vegas Valley Water District, NV, GO Limited, Current Refunding, AD Valorem Property Tax, (Series C), 4.00%, 06/01/37	3,000,000	3,118,746

TOTAL NEVADA		$4,354,412

NEW HAMPSHIRE – 0.8%

POLLUTION – 0.8%

New Hampshire Business Finance Authority, NH, Revenue Bonds, (Waste Management), 3.13%, 08/01/24	2,750,000	2,717,283

TOTAL NEW HAMPSHIRE		$2,717,283

NEW JERSEY – 5.1%

EDUCATION – 0.4%

New Jersey Economic Development Authority, NJ, Revenue Bonds, School Improvements, (Series DDD), 5.00%, 06/15/33	1,100,000	1,212,014

GENERAL – 2.2%

Garden State Preservation Trust, NJ, Revenue Bonds, (2005 Series A), (AGM), 5.75%, 11/01/28	950,000	1,044,765

New Jersey Economic Development Authority, NJ, Current Refunding Revenue Bonds, (Series A), 5.00%, 06/15/24	225,000	228,706

New Jersey Transportation Trust Fund Authority, NJ, Current Refunding Revenue Bonds, (Series A), (Transportation System) 5.00%, 12/15/28	2,135,000	2,356,744
5.00%, 12/15/34	3,000,000	3,262,418

New Jersey Transportation Trust Fund Authority, NJ, Current Refunding Revenue Bonds, (Transportation System), 5.00%, 12/15/32	500,000	555,217

TOTAL GENERAL		$7,447,850

HIGHER EDUCATION – 1.2%

Gloucester County Improvement Authority, NJ, Advance Refunding Revenue Bonds, (Rowan University Project), (Series B)ETM, 5.00%, 07/01/27	2,000,000	2,076,201

New Jersey Educational Facilities Authority, NJ, Current Refunding Revenue Bonds, (Montclair State University), (Series B), 5.00%, 07/01/30	1,000,000	1,056,682

New Jersey Educational Facilities Authority, NJ, Revenue Bonds, (Series A), (Stevens Institute of Technology), 5.00%, 07/01/31	1,000,000	1,060,890

TOTAL HIGHER EDUCATION		$4,193,773

Description	Par Value	Value

HOUSING – 0.1%

New Jersey Housing & Mortgage Finance Agency, NJ, Current Refunding Revenue Bonds, (Series A), 3.60%, 11/01/33	$400,000	$401,448

SCHOOL DISTRICT – 0.3%

Newark Board of Education, NJ, GO Unlimited, AD Valorem Property Tax, (Sustainability Bonds), (BAM) 5.00%, 07/15/28	250,000	274,620
5.00%, 07/15/29	250,000	279,214
5.00%, 07/15/30	250,000	283,307

TOTAL SCHOOL DISTRICT		$837,141

STUDENT LOAN – 0.9%

New Jersey Higher Education Student Assistance Authority, NJ, Current Refunding Revenue Bonds, (Series B) 5.00%, 12/01/26	2,000,000	2,097,900
4.00%, 12/01/44	1,000,000	985,790

TOTAL STUDENT LOAN		$3,083,690

TOTAL NEW JERSEY		$17,175,916

NEW YORK – 7.8%

DEDICATED TAX – 0.8%

New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Public Improvements, (Sub-Series E-1), 4.00%, 02/01/38	2,500,000	2,535,962

DEVELOPMENT – 1.0%

New York Liberty Development Corp., NY, Refunding Revenue Bonds, (Goldman Sachs Headquarters), 5.25%, 10/01/35	3,000,000	3,446,820

GENERAL – 2.3%

New York City Transitional Finance Authority Future Tax Secured Revenue, NY, Revenue Bonds, (Series D), 4.00%, 11/01/46	990,000	971,207

New York State Thruway Authority, NY, Refunding Revenue Bonds, (Series A), 5.00%, 03/15/33	4,000,000	4,810,846

New York State Urban Development Corp., NY, Revenue Bonds, Personal Income Tax, (Series A), 4.00%, 03/15/38	2,005,000	2,032,639

TOTAL GENERAL		$7,814,692

GENERAL OBLIGATIONS – 1.0%

New York City, NY, GO Unlimited, AD Valorem Property Tax, (Series A) 5.00%, 09/01/36	1,600,000	1,863,174
4.00%, 08/01/37	1,500,000	1,543,438

TOTAL GENERAL OBLIGATIONS		$3,406,612

HIGHER EDUCATION – 0.7%

New York State Dormitory Authority, NY, Refunding Revenue Bonds, (Series C), (NATL), 5.25%, 07/01/30	1,040,000	1,153,538

Tompkins County Development Corp., NY, Current Refunding Revenue Bonds, (Ithaca College Project), 5.00%, 07/01/30	990,000	1,074,954

TOTAL HIGHER EDUCATION		$2,228,492

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	24

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

HOUSING – 0.5%

Amherst Development Corp., NY, Advance Refunding Revenue Bonds, (Series A), (UBF Faculty-Student Housing Corp.), (AGM), 5.00%, 10/01/32	$1,660,000	$1,829,820

MEDICAL – 0.0%**

New York State Dormitory Authority, NY, Revenue Bonds, (Memorial Sloan-Kettering Cancer Center), (NATL), 5.50%, 07/01/23	15,000	15,052

MULTIFAMILY HSG – 0.4%

New York State Housing Finance Agency, NY, Revenue Bonds, (Series A), (SONYMA HUD SECT 8), 3.75%, 11/01/62	1,405,000	1,406,988

TRANSPORTATION – 1.1%

Port Authority of New York & New Jersey, NY, Refunding Revenue Bonds, (207th Series) 4.00%, 03/15/30	1,000,000	1,031,050
5.00%, 09/15/31	2,500,000	2,684,987

TOTAL TRANSPORTATION		$3,716,037

TOTAL NEW YORK		$26,400,475

NORTH CAROLINA – 1.8%

POWER – 1.4%

North Carolina Municipal Power Agency No. 1, NC, Current Refunding Revenue Bonds, (Series A), 5.00%, 01/01/32	4,250,000	4,791,661

TRANSPORTATION – 0.4%

North Carolina Turnpike Authority, NC, Current Refunding Revenue Bonds, (Senior Lien), (AGM), 5.00%, 01/01/32	1,250,000	1,385,226

TOTAL NORTH CAROLINA		$6,176,887

OHIO – 4.2%

GENERAL OBLIGATIONS – 0.7%

State of Ohio, OH, GO Unlimited, Public Improvements, (Series A) 5.00%, 03/01/34	1,000,000	1,213,768
5.00%, 03/01/35	1,000,000	1,203,466

TOTAL GENERAL OBLIGATIONS		$2,417,234

HIGHER EDUCATION – 0.9%

Ohio Higher Educational Facility Commission, OH, Current Refunding Revenue Bonds, University & College Improvements, (University of Dayton 2020), 5.00%, 02/01/34	1,000,000	1,110,624

Ohio State University (The), OH, Revenue Bonds, (Series A), (Multiyear Debt ISS), 4.00%, 12/01/43	2,000,000	2,010,106

TOTAL HIGHER EDUCATION		$3,120,730

MEDICAL – 1.4%

Montgomery County, OH, Current Refunding Revenue Bonds, (Premier Health Partners Obligated Group), 5.00%, 11/15/28	3,035,000	3,260,158

Montgomery County, OH, Hospital Improvement Revenue Bonds, (Unrefunded - Catholic Health Initiatives), Prerefunded/ETM, 5.25%, 05/01/29	10,000	10,080

Description	Par Value	Value
State of Ohio, OH, Refunding Revenue Bonds, (Cleveland Clinic Health System Obligated Group), 4.00%, 01/01/34	$1,250,000	$1,298,405

TOTAL MEDICAL		$4,568,643

POWER – 1.0%

American Municipal Power, Inc., OH, Current Refunding Revenue Bonds, (Prairie State Energy Campus Project), (Series A), 5.00%, 02/15/32	3,000,000	3,392,343

TRANSPORTATION – 0.2%

Ohio Turnpike & Infrastructure Commission, OH, Refunding Revenue Bonds, (Series A), (NATL), 5.50%, 02/15/24	695,000	707,540

TOTAL OHIO		$14,206,490

OREGON – 0.3%

GENERAL OBLIGATIONS – 0.3%

Lane Community College, OR, GO Unlimited, AD Valorem Property Tax, (Series A), (SCH BD GTY), 5.00%, 06/15/30	1,000,000	1,165,377

TOTAL OREGON		$1,165,377

PENNSYLVANIA – 10.0%

AIRPORT – 0.9%

Allegheny County Airport Authority, PA, Revenue Bonds, (Series A), 5.00%, 01/01/28	1,500,000	1,603,128

Philadelphia Airport, PA, Refunding Revenue Bonds, (Series B), 5.00%, 07/01/30	1,500,000	1,586,182

TOTAL AIRPORT		$3,189,310

DEVELOPMENT – 0.9%

Pennsylvania Economic Development Financing Authority, PA, Resource Recovery Improvement Revenue Bonds, (Waste Management Inc., Project), (Series A), 1.75%, 08/01/38	3,000,000	2,914,706

GENERAL – 1.9%

Delaware Valley Regional Finance Authority, PA, Refunding Revenue Bonds, (Series A), 4.00%, 03/01/35	3,000,000	3,187,947

Sports & Exhibition Authority of Pittsburgh and Allegheny County, PA, Current Refunding Revenue Bonds, (AGM), 5.00%, 02/01/26	2,930,000	3,084,851

TOTAL GENERAL		$6,272,798

HIGHER EDUCATION – 1.8%

Lackawanna County Industrial Development Authority, PA, Advance Refunding Revenue Bonds, (Scranton University), 5.00%, 11/01/30	1,000,000	1,079,429

Montgomery County Higher Education and Health Authority, PA, Current Refunding Revenue Bonds, (AICUP Financing Program) , 5.00%, 05/01/35	1,130,000	1,172,588

Pennsylvania Higher Educational Facilities Authority, PA, (AGC), 5.20%, 03/15/25	930,000	951,789

Pennsylvania Higher Educational Facilities Authority, PA, Current Refunding Revenue Bonds, (Ursinus College Project), (Series A)

ANNUAL REPORT / April 30, 2023

25	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value
5.00%, 11/01/25	$700,000	$716,188
5.00%, 11/01/26	350,000	362,018
5.00%, 11/01/27	600,000	627,339
5.00%, 11/01/28	1,100,000	1,161,248

TOTAL HIGHER EDUCATION		$6,070,599

MEDICAL – 0.8%

Hospitals & Higher Education Facilities Authority of Philadelphia, PA, Current Refunding Revenue Bonds, (AGM), 5.00%, 07/01/35	2,500,000	2,787,274

TOBACCO SETTLEMENT – 0.3%

Commonwealth Financing Authority, PA, Revenue Bonds, (Tobacco Master Settlement Payment), 5.00%, 06/01/34	1,000,000	1,080,891

TRANSPORTATION – 1.2%

Pennsylvania Turnpike Commission, PA, Advance Refunding Revenue Bonds, (2nd Series), Motor License Fund Enhanced, 5.00%, 12/01/32	2,000,000	2,190,760

Pennsylvania Turnpike Commission, PA, Refunding Revenue Bonds, Public Improvements, (Series B) 5.00%, 12/01/35	500,000	572,232
5.00%, 12/01/36	500,000	570,660
5.00%, 12/01/37	500,000	562,595

TOTAL TRANSPORTATION		$3,896,247

UTILITIES – 0.3%

Philadelphia Gas Works Co., PA, Revenue Bonds, Natural Gas Utility Improvements, (1998 General Ordinance), (15th Series), 5.00%, 08/01/26	1,100,000	1,166,437

WATER – 1.9%

Philadelphia Water & Wastewater, PA, Advance Refunding Revenue Bonds, (Series B), 5.00%, 11/01/31	5,655,000	6,201,970

Pittsburgh Water & Sewer Authority, PA, Current Refunding Revenue Bonds, (Sub-Series B), (AGM), 5.00%, 09/01/33	340,000	409,958

TOTAL WATER		$6,611,928

TOTAL PENNSYLVANIA		$33,990,190

RHODE ISLAND – 0.4%

STUDENT LOAN – 0.4%

Rhode Island Student Loan Authority, RI, Revenue Bonds, (Series A), 5.00%, 12/01/23	1,200,000	1,208,714

TOTAL RHODE ISLAND		$1,208,714

SOUTH CAROLINA – 1.9%

HOUSING – 0.1%

South Carolina State Housing Finance & Development Authority, SC, Revenue Bonds, (Series B-2), 4.00%, 07/01/43	570,000	565,918

Description	Par Value	Value

TOBACCO SETTLEMENT – 1.8%

Tobacco Settlement Revenue Management Authority, SC, Revenue Bonds, (Series B), Prerefunded/ETM, 6.38%, 05/15/30	$4,975,000	$6,031,432

TOTAL SOUTH CAROLINA		$6,597,350

TENNESSEE – 0.4%

AIRPORT – 0.4%

Memphis-Shelby County Airport Authority, TN, Revenue Bonds, (Series A), 5.00%, 07/01/32	1,100,000	1,222,801

TOTAL TENNESSEE		$1,222,801

TEXAS – 8.8%

AIRPORT – 0.3%

Dallas Fort Worth International Airport, TX, Current Refunding Revenue Bonds, (Series A), 4.00%, 11/01/35	1,000,000	1,037,299

EDUCATION – 0.6%

Clifton Higher Education Finance Corp., TX, Revenue Bonds, (Idea Public Schools) 5.00%, 08/15/27	1,000,000	1,083,497
5.00%, 08/15/29	1,000,000	1,102,434

TOTAL EDUCATION		$2,185,931

GENERAL – 0.6%

Dallas, TX, Current Refunding Revenue Bonds, Hotel Occupancy Tax 4.00%, 08/15/31	1,000,000	1,018,500
4.00%, 08/15/32	1,000,000	1,016,439

TOTAL GENERAL		$2,034,939

GENERAL OBLIGATIONS – 2.6%

Martin County Hospital District, TX, GO Limited, Current Refunding, AD Valorem Property Tax 4.00%, 04/01/24	100,000	100,389
4.00%, 04/01/25	100,000	101,510
4.00%, 04/01/26	100,000	102,292
4.00%, 04/01/27	100,000	103,368
4.00%, 04/01/28	535,000	557,876
4.00%, 04/01/29	100,000	105,043
4.00%, 04/01/30	100,000	105,776
4.00%, 04/01/31	350,000	369,051
4.00%, 04/01/32	100,000	105,019
4.00%, 04/01/33	100,000	104,496
4.00%, 04/01/34	100,000	103,770
4.00%, 04/01/35	100,000	103,036
4.00%, 04/01/36	380,000	387,041

State of Texas, TX, GO Unlimited, (Series A), 4.50%, 08/01/29	2,125,000	2,308,374

State of Texas, TX, GO Unlimited, Current Refunding, (Series B), 5.00%, 08/01/29	3,735,000	4,192,464

TOTAL GENERAL OBLIGATIONS		$8,849,505

MEDICAL – 1.2%

Harris County Health Facilities Development Corp., TX, Refunding Revenue Bonds, School Health Care System (Series B) 5.75%, 07/01/27	1,085,000	1,154,053

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	26

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value
6.25%, 07/01/27	$1,150,000	$1,232,837

Tarrant County Cultural Education Facilities Finance Corp., TX, Revenue Bonds, (Christus Health), (Series B), 5.00%, 07/01/32	1,465,000	1,604,487

TOTAL MEDICAL		$3,991,377

MULTIFAMILY HSG – 0.3%

El Paso Housing Finance Corp., TX, Revenue Bonds, (HUD SECT 8), 4.50%, 03/01/26	1,000,000	1,015,402

SCHOOL DISTRICT – 1.1%

Dallas Independent School District, TX, GO Unlimited, AD Valorem Property Tax, 5.00%, 02/15/24	2,500,000	2,537,441

Hays Consolidated Independent School District, TX, GO Unlimited, AD Valorem Property Tax, (Permanent School Fund - Guaranteed), 4.00%, 02/15/37	1,000,000	1,031,133

TOTAL SCHOOL DISTRICT		$3,568,574

TRANSPORTATION – 1.1%

Central Texas Regional Mobility Authority, TX, Highways Improvement Revenue Bonds, (Senior Lien), 5.00%, 01/01/33	1,470,000	1,583,764

Central Texas Regional Mobility Authority, TX, Highways Improvement Revenue Bonds, (Series F), 5.00%, 01/01/25	1,000,000	1,016,452

Central Texas Turnpike System, TX, Revenue Bonds, (Series C), 5.00%, 08/15/32	1,225,000	1,250,754

TOTAL TRANSPORTATION		$3,850,970

UTILITIES – 1.0%

Austin, TX, Refunding Revenue Bonds, (BHAC-CR NATL-RE), 5.25%, 05/15/25	3,205,000	3,281,088

TOTAL TEXAS		$29,815,085

UTAH – 4.0%

AIRPORT – 1.7%

Salt Lake City, UT, Revenue Bonds, (Series A) 5.00%, 07/01/32	3,000,000	3,222,424
5.00%, 07/01/33	2,500,000	2,682,397

TOTAL AIRPORT		$5,904,821

MEDICAL – 2.3%

Salt Lake County, UT, Revenue Bonds, (IHC Health Services), (AMBAC), Prerefunded/ETM 5.40%, 02/15/28	2,500,000	2,587,477
5.13%, 02/15/33	4,990,000	5,142,557

TOTAL MEDICAL		$7,730,034

TOTAL UTAH		$13,634,855

WASHINGTON – 4.4%

GENERAL – 1.8%

Central Puget Sound Regional Transit Authority, WA, Revenue Bonds, (NATL), 4.75%, 02/01/28	6,020,000	6,156,613

Description	Par Value	Value

MEDICAL – 0.5%

Washington Health Care Facilities Authority, WA, Advance Refunding Revenue Bonds, (Overlake Hospital Medical Center), 5.00%, 07/01/33	$1,750,000	$1,794,132

POWER – 1.1%

Energy Northwest, WA, Current Refunding Revenue Bonds, Columbia Generating Station, 5.00%, 07/01/33	3,000,000	3,598,613

SCHOOL DISTRICT – 1.0%

Clark County School District No. 114 Evergreen, WA, GO Unlimited, AD Valorem Property Tax, (SCH BD GTY), 4.00%, 12/01/33	3,000,000	3,236,391

TOTAL WASHINGTON		$14,785,749

WISCONSIN – 0.8%

MEDICAL – 0.3%

Public Finance Authority, WI, Revenue Bonds, (The Obligated Group of National Senior Communities, Inc.) 4.00%, 01/01/32	500,000	496,958
4.00%, 01/01/33	500,000	494,859

TOTAL MEDICAL		$991,817

POWER – 0.5%

Public Finance Authority, WI, Refunding Revenue Bonds, (Duke Energy Progress Project), (Series P), 3.30%, 10/01/46	1,750,000	1,755,020

TOTAL WISCONSIN		$2,746,837

TOTAL MUNICIPAL BONDS (Cost $337,758,845)		$325,185,550

	Number of Shares

MONEY MARKET FUND – 2.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%^	7,646,517	7,646,517

TOTAL MONEY MARKET FUND (Cost $7,646,517)		$7,646,517

TOTAL INVESTMENTS – 99.8% (Cost $351,400,041)		$338,714,857
OTHER ASSETS LESS LIABILITIES – 0.2%		835,152

TOTAL NET ASSETS – 100.0%		$339,550,009

ANNUAL REPORT / April 30, 2023

27	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

  The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Exchange-Traded Funds	$5,882,790	$—	$—	$5,882,790

Municipal Bonds	—	325,185,550	—	325,185,550

Money Market Fund	7,646,517	—	—	7,646,517

Total	$13,529,307	$325,185,550	$—	$338,714,857

**	Represents less than 0.05%.

^	7-Day net yield.

The following acronyms are used throughout this Portfolio of Investments:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

AMBAC	American Municipal Bond Assurance Corporation

BAM	Build America Mutual Assurance Company

BHAC	Berkshire Hathaway Assurance Corporation

CR	Custodial Receipts

ETF	Exchange-Traded Fund

FGIC	Financial Guaranty Insurance Corporation

GO	General Obligation

ICC	Insured Custody Certificates

IDA	Industrial Development Authority/Agency

NATL	National Public Finance Guarantee Corporation

RE	Reinsurance

SCH BD GTY	School Bond Guaranty

SPDR	Standard & Poor’s Depositary Receipt

See Notes which are an integral part of the Financial Statements

April 30, 2023 / ANNUAL REPORT

28

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington New York Municipal Bond Fund

At April 30, 2023, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Higher Education	17.9%
General Obligations	15.6%
Housing	15.2%
Dedicated Tax	13.0%
Medical	9.2%
Education	5.3%
Water	3.9%
Power	3.7%
General	3.7%
Lease	3.3%
Development	2.8%
Airport	2.4%
Transportation	0.2%
Facilities	0.1%
Cash Equivalents(1)	2.4%
Other Assets and Liabilities - Net(2)	1.3%

TOTAL	100.0%

Credit Quality Diversification(3)	Percentage of Total Net Assets
AAA / Aaa	1.5%
AA / Aa	54.4%
A / A	25.7%
BBB / Baa	14.7%
Not Rated	2.4%
Other Assets and Liabilities - Net(2)	1.3%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2023

Description	Par Value	Value

MUNICIPAL BONDS – 96.3%

NEW YORK – 96.3%

AIRPORT – 2.4%
Port Authority of New York & New Jersey, NY, Current Refunding Revenue Bonds, Port, Airport & Marina Improvements, (205th Series), 5.00%, 11/15/32	$1,000,000	$1,103,983

DEDICATED TAX – 13.0%
Hudson Yards Infrastructure Corp., NY, Current Refunding Revenue Bonds, (Series A), 5.00%, 02/15/33	1,175,000	1,263,616
New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Public Improvements, (Sub-Series A-1), 5.00%, 05/01/34	800,000	848,049
New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Public Improvements, (Sub-Series E-1), 4.00%, 02/01/38	655,000	664,422

Description	Par Value	Value

New York State Dormitory Authority, NY, Revenue Bonds, Public Improvements, (Series A), 5.00%, 03/15/32	$2,000,000	$2,138,786
New York State Dormitory Authority, NY, Revenue Bonds, University & College Improvements, (Series A), 4.00%, 03/15/37	1,000,000	1,023,966

TOTAL DEDICATED TAX		$5,938,839

DEVELOPMENT – 2.8%
New York Liberty Development Corp., NY, Refunding Revenue Bonds, (Goldman Sachs Headquarters), 5.25%, 10/01/35	1,095,000	1,258,089

EDUCATION – 5.3%
New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, (Brooklyn Law School), (Series A), 5.00%, 07/01/33	1,200,000	1,278,773
New York State Dormitory Authority, NY, Prerefunded Revenue Bonds, School District, School Improvements, (Series A), (AGM), 5.00%, 10/01/29	5,000	5,637

ANNUAL REPORT / April 30, 2023

29	PORTFOLIOS OF INVESTMENTS

Wilmington New York Municipal Bond Fund (continued)

Description	Par Value	Value

New York State Dormitory Authority, NY, Unrefunded Revenue Bonds, School District, School Improvements, (Series A), (AGM), 5.00%, 10/01/29	$995,000	$1,117,794

TOTAL EDUCATION		$2,402,204

FACILITIES – 0.1%
United Nations Development Corp., NY, Revenue Bonds, Public Improvements, Prerefunded/ETM, 5.90%, 05/01/23	40,000	40,000

GENERAL – 3.7%
New York City Trust for Cultural Resources, NY, Current Refunding Revenue Bonds, (Lincoln Center For Performing Arts), (Series A), 4.00%, 12/01/34	1,600,000	1,668,973

GENERAL OBLIGATIONS – 15.6%
Binghamton, NY, GO, Public Facilities, AD Valorem Property Tax, (BAM), 4.00%, 04/15/32	500,000	547,098
Genesee Valley Central School District, NY, GO Unlimited, Current Refunding, AD Valorem Property Tax, 5.00%, 06/15/29	825,000	942,560
Nassau County, NY, GO, Public Improvements, AD Valorem Property Tax, (Series B), (BAM-TCRS), 5.00%, 04/01/32	415,000	454,803
Nassau County, NY, GO, General Improvements, AD Valorem Property Tax, (Series C), (BAM-TCRS), 5.00%, 10/01/31	545,000	602,784
Nassau County, NY, GO, Public Improvements, AD Valorem Property Tax, (Series C), (BAM-TCRS), 5.00%, 04/01/26	1,000,000	1,069,068
New York City, NY, GO Unlimited, Current Refunding, (Series A-1), 5.00%, 08/01/31	1,000,000	1,167,012
North Hempstead, NY, GO, Public Improvements, AD Valorem Property Tax, (Series A), (BAM), 4.00%, 03/15/42	650,000	664,448
Yonkers, NY, GO, Refunding Notes, AD Valorem Property Tax, (Series A), (BAM) 5.00%, 05/01/26	500,000	532,103
5.00%, 05/01/30	1,000,000	1,138,557

TOTAL GENERAL OBLIGATIONS		$7,118,433

HIGHER EDUCATION – 17.9%
Albany Capital Resource Corp., NY, Refunding Revenue Bonds, (Albany Law School of Union University Project), (Series A)
4.00%, 07/01/26	800,000	802,039
5.00%, 07/01/29	1,195,000	1,264,998
Dutchess County Local Development Corp., NY, Current Refunding Revenue Bonds, (The Culinary Institute of America), 5.00%, 07/01/32	1,040,000	1,097,940
Hempstead Town Local Development Corp., NY, Revenue Bonds, University & College Improvements, (Hofstra University Project), (Series A), 5.00%, 07/01/33	725,000	823,954
New York City Trust for Cultural Resources, NY, Current Refunding Revenue Bonds, (The Juilliard School), (Series A), 5.00%, 01/01/33	1,025,000	1,159,541

Description	Par Value	Value
New York State Dormitory Authority, NY, Revenue Bonds, University & College Improvements, (Series A), (NATL), 5.75%, 07/01/27	$2,050,000	$2,164,322
New York State Dormitory Authority, NY, Advance Refunding Revenue Bonds, (St. John’s University), (Series A) , 5.00%, 07/01/30	800,000	860,413

TOTAL HIGHER EDUCATION		$8,173,207

HOUSING – 15.2%
Amherst Development Corp., NY, Advance Refunding Revenue Bonds, (UBF Facility Student Housing Corp.), (AGM), (Series A), 5.00%, 10/01/31	1,000,000	1,102,501
New York City, NY, Housing Development Corp., Revenue Bonds, (Series C-1A), 3.50%, 11/01/33	1,890,000	1,863,475
New York City, NY, Housing Development Corp., Revenue Bonds, (Sustainable Neighborhood Bonds), (Series B-1A) 2.45%, 05/01/31	500,000	458,528
3.10%, 11/01/34	890,000	840,555
New York State Mortgage Agency, NY, Current Refunding Revenue Bonds, (221th Series), 3.50%, 10/01/32	1,340,000	1,314,198
New York State Mortgage Agency, NY, Single Family Revenue Bonds, (223th Series), 3.50%, 04/01/49	655,000	647,085
New York State Mortgage Agency, NY, Single Family Revenue Bonds, (226th Series), 3.50%, 10/01/50	740,000	724,555

TOTAL HOUSING		$6,950,897

LEASE – 3.3%
Syracuse, NY, IDA, Revenue Bonds, Syracuse City School District Project, School Improvements, (Series B), (State Aid Withholding), 5.00%, 05/01/32	1,435,000	1,522,459

MEDICAL – 9.2%
New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, (Montefiore Obligated Group), (Series A), 5.00%, 09/01/29	1,000,000	991,106
New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, (North Shore-Long Island Jewish Obligated Group), (Series A), 5.00%, 05/01/24	1,160,000	1,178,381
New York State Dormitory Authority, NY, Advance Refunding Revenue Bonds, (NYU Hospitals Center), 5.00%, 07/01/27	2,000,000	2,048,057

TOTAL MEDICAL		$4,217,544

POWER – 3.7%
Long Island Power Authority, NY, Electric, Light and Power Improvements, Revenue Bonds, (Series A)
5.00%, 09/01/33	700,000	817,885
5.00%, 09/01/34	750,000	871,141

TOTAL POWER		$1,689,026

April 30, 2023 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	30

Wilmington New York Municipal Bond Fund (concluded)

Description	Par Value	Value

TRANSPORTATION – 0.2%
New York State Thruway Authority, NY, Refunding Revenue Bonds, Highway Revenue Tolls, (Series K), 5.00%, 01/01/29	$105,000	$108,310

WATER – 3.9%
Buffalo Sewer Authority, NY, Sewer Improvements, Revenue Green Bonds, (BAM) 5.00%, 06/15/30	150,000	169,577
5.00%, 06/15/31	165,000	186,591
5.00%, 06/15/32	150,000	169,607
5.00%, 06/15/33	150,000	169,354
4.00%, 06/15/34	155,000	161,843
New York City Municipal Water Finance Authority, NY, Current Refunding Revenue Bonds, 2nd General Resolution, (Series EE), 5.00%, 06/15/31	750,000	899,365

TOTAL WATER		$1,756,337

TOTAL NEW YORK		$43,948,301

TOTAL MUNICIPAL BONDS (Cost $46,062,883)		$43,948,301

Description	Number of Shares	Value

MONEY MARKET FUND – 2.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%^	1,108,485	$1,108,485

TOTAL MONEY MARKET FUND (Cost $1,108,485)		$1,108,485

TOTAL INVESTMENTS – 98.7% (Cost $47,171,368)		$45,056,786
OTHER ASSETS LESS LIABILITIES – 1.3%		574,807

TOTAL NET ASSETS – 100.0%		$45,631,593

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$43,948,301	$—	$43,948,301
Money Market Fund	1,108,485	—	—	1,108,485

Total	$1,108,485	$43,948,301	$—	$45,056,786

^	7-Day net yield.

The following acronyms are used throughout this Portfolio of Investments:

AGM	Assured Guaranty Municipal

BAM	Build America Mutual Assurance Company

ETM	Escrowed to Maturity

GO	General Obligation

IDA	Industrial Development Authority/Agency

NATL	National Public Finance Guarantee Corporation

TCRS	Tax Credit Reporting Service

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

31	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2023	Wilmington Broad Market Bond Fund		Wilmington Municipal Bond Fund		Wilmington New York Municipal Bond Fund
ASSETS:
Investments, at identified cost	$614,202,350		$351,400,041		$47,171,368

Investments in securities, at value	$564,498,387	(a)	$338,714,857		$45,056,786
Cash	91,367		—		—
Income receivable	3,627,331		4,362,971		557,511
Foreign tax reclaim receivable	1,561		—		—
Receivable for shares sold	1,155,260		1,880,563		124,285
Prepaid assets	19,271		17,261		7,145

TOTAL ASSETS	569,393,177		344,975,652		45,745,727

LIABILITIES:
Collateral for securities on loan	16,215,875		—		—
Due to custodian	—		3,457		—
Payable for investments purchased	—		3,129,538		—
Income distribution payable	695,012		481,518		14,491
Payable for shares redeemed	38,757		1,568,264		8,625
Payable for Trustees’ fees	3,727		3,828		3,828
Payable for administration fees	13,041		8,077		1,067
Payable for distribution services fees	415		3,459		1,083
Payable for shareholder services fees	166		—		—
Payable for investment advisory fees	142,832		104,633		5,702
Other accrued expenses	177,939		122,869		79,338

TOTAL LIABILITIES	17,287,764		5,425,643		114,134

NET ASSETS	$552,105,413		$339,550,009		$45,631,593

NET ASSETS CONSIST OF:

Paid-in capital	$605,656,552		$357,566,378		$48,035,926
Distributable earnings (loss)	(53,551,139)		(18,016,369)		(2,404,333)

TOTAL NET ASSETS	$552,105,413		$339,550,009		$45,631,593

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$2,018,210		$16,744,785		$5,211,889

Shares outstanding (unlimited shares authorized)	225,191		1,366,927		530,231

Net Asset Value per share	$8.96		$12.25		$9.83

Offering Price per share*	$9.38	**	$12.83	**	$10.29	**

Class I
Net Assets	$550,087,203		$322,805,224		$40,419,704

Shares outstanding (unlimited shares authorized)	62,433,839		26,340,671		4,109,398

Net Asset Value and Offering Price per share	$8.81		$12.26		$9.84

(a)	Including $15,735,021 of securities on loan (Note 2).
*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2023 / ANNUAL REPORT

STATEMENTS OF OPERATIONS	32

Year Ended April 30, 2023	Wilmington Broad Market Bond Fund	Wilmington Municipal Bond Fund	Wilmington New York Municipal Bond Fund
INVESTMENT INCOME:
Dividends	$356,520	$448,693	$21,170
Interest	15,295,457	7,595,353	1,093,741
Securities lending income, net	76,553	—	—

TOTAL INVESTMENT INCOME	15,728,530	8,044,046	1,114,911

EXPENSES:
Investment advisory fees	2,405,098	1,419,646	214,741
Administration fees	161,608	95,364	14,444
Portfolio accounting and administration fees	145,634	89,132	26,165
Custodian fees	14,496	4,096	1,215
Transfer and dividend disbursing agent fees and expenses	35,226	21,322	5,076
Trustees’ fees	65,312	65,311	65,311
Professional fees	104,157	114,669	106,368
Distribution services fee—Class A	5,724	42,610	13,338
Shareholder services fee—Class A	5,724	42,610	13,338
Share registration costs	31,178	29,594	12,208
Printing and postage	17,003	12,311	8,288
Miscellaneous	73,389	57,639	37,600

TOTAL EXPENSES	3,064,549	1,994,304	518,092

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(755,227)	(363,247)	(219,417)
Waiver of shareholder services fee—Class A	(3,435)	(42,610)	(13,338)

TOTAL WAIVERS AND REIMBURSEMENTS	(758,662)	(405,857)	(232,755)

Net expenses	2,305,887	1,588,447	285,337

Net investment income	13,422,643	6,455,599	829,574

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(1,389,476)	(3,507,838)	(280,917)
Net change in unrealized appreciation (depreciation) on investments	(13,711,445)	6,174,791	786,657

Net realized and unrealized gain (loss)	(15,100,921)	2,666,953	505,740

Change in net assets resulting from operations	$(1,678,278)	$9,122,552	$1,335,314

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

33	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington Broad Market Bond Fund		Wilmington Municipal Bond Fund

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022

OPERATIONS:
Net investment income	$13,422,643	$10,937,052	$6,455,599	$5,878,184
Net realized gain (loss)	(1,389,476)	1,094,694	(3,507,838)	(1,044,058)
Net change in unrealized appreciation (depreciation)	(13,711,445)	(61,777,845)	6,174,791	(33,214,530)

Change in net assets resulting from operations	(1,678,278)	(49,746,099)	9,122,552	(28,380,404)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(51,252)	(48,194)	(307,455)	(372,407)
Class I	(13,800,456)	(12,665,533)	(6,148,073)	(6,463,700)

Total distributions to shareholders	(13,851,708)	(12,713,727)	(6,455,528)	(6,836,107)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	4,398	43,283	74,402	335,534
Class I	138,135,255	91,298,568	156,929,028	73,900,909
Net assets from reorganization (Note 6)
Class A	—	1,020,482	—	—
Class I	—	25,685,831	—	—
Distributions reinvested
Class A	48,598	43,603	259,919	298,591
Class I	6,652,102	6,280,797	1,292,031	1,935,631
Cost of shares redeemed
Class A	(644,010)	(339,962)	(1,709,134)	(4,351,607)
Class I	(150,077,210)	(113,846,417)	(141,612,365)	(77,921,229)

Change in net assets resulting from share transactions	(5,880,867)	10,186,185	15,233,881	(5,802,171)

Change in net assets	(21,410,853)	(52,273,641)	17,900,905	(41,018,682)
NET ASSETS:
Beginning of year	573,516,266	625,789,907	321,649,104	362,667,786

End of year	$552,105,413	$573,516,266	$339,550,009	$321,649,104

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	491	4,460	6,166	25,879
Class I	15,779,027	9,280,136	12,922,540	5,658,585
Shares issued from reorganization (Note 6)
Class A	—	98,320	—	—
Class I	—	2,517,137	—	—
Distributions reinvested
Class A	5,450	4,344	21,476	22,739
Class I	759,267	634,376	106,705	146,902
Shares redeemed
Class A	(72,183)	(33,543)	(141,071)	(336,504)
Class I	(16,980,125)	(11,408,912)	(11,735,846)	(6,019,751)

Net change resulting from share transactions	(508,073)	1,096,318	1,179,970	(502,150)

See Notes which are an integral part of the Financial Statements

April 30, 2023 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	34

	Wilmington New York Municipal Bond Fund

	Year Ended April 30, 2023	Year Ended April 30, 2022
OPERATIONS:
Net investment income	$829,574	$916,989
Net realized gain (loss)	(280,917)	81,896
Net change in unrealized appreciation (depreciation)	786,657	(5,530,467)

Change in net assets resulting from operations	1,335,314	(4,531,582)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(81,040)	(99,720)
Class I	(748,542)	(1,015,512)

Total distributions to shareholders	(829,582)	(1,115,232)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	8,739	11,200
Class I	4,392,474	7,521,728
Distributions reinvested
Class A	70,051	78,300
Class I	544,724	736,158
Cost of shares redeemed
Class A	(467,287)	(766,220)
Class I	(12,908,995)	(15,124,450)

Change in net assets resulting from share transactions	(8,360,294)	(7,543,284)

Change in net assets	(7,854,562)	(13,190,098)
NET ASSETS:
Beginning of year	53,486,155	66,676,253

End of year	$45,631,593	$53,486,155

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	901	1,065
Class I	448,846	716,412
Distributions reinvested
Class A	7,213	7,479
Class I	56,051	70,145
Shares redeemed
Class A	(48,016)	(73,456)
Class I	(1,330,851)	(1,449,178)

Net change resulting from share transactions	(865,856)	(727,533)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

35	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON BROAD MARKET BOND FUND

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
CLASS A
Net Asset Value, Beginning of Year	$9.23	$10.25	$10.39	$9.71	$9.51
Income (Loss) From Operations:
Net Investment Income(a)	0.19	0.15	0.15	0.21	0.21
Net Realized and Unrealized Gain (Loss)	(0.26)	(0.99)	(0.10)	0.69	0.21
Total Income (Loss) From Operations	(0.07)	(0.84)	0.05	0.90	0.42
Less Distributions From:
Net Investment Income	(0.20)	(0.18)	(0.18)	(0.22)	(0.22)
Net Realized Gains	—	—	(0.01)	—	—
Total Distributions	(0.20)	(0.18)	(0.19)	(0.22)	(0.22)
Net Asset Value, End of Year	$8.96	$9.23	$10.25	$10.39	$9.71

Total Return(b)	(0.71)%	(8.37)%	0.51%	9.35%	4.45%
Net Assets, End of Year (000’s)	$2,018	$2,691	$2,234	$3,242	$3,501
Ratios to Average Net Assets
Gross Expense(c)	1.07%	1.06%	1.06%	1.07%	1.08%
Net Expense(c),(d)	0.77%	0.77%	0.81%	0.83%	0.83%
Net Investment Income	2.16%	1.45%	1.46%	2.06%	2.18%
Portfolio Turnover Rate	24%	26%	34%	46%	36%

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
CLASS I
Net Asset Value, Beginning of Year	$9.08	$10.08	$10.22	$9.55	$9.35
Income (Loss) From Operations:
Net Investment Income(a)	0.22	0.18	0.18	0.24	0.24
Net Realized and Unrealized Gain (Loss)	(0.26)	(0.97)	(0.09)	0.68	0.21
Total Income (Loss) From Operations	(0.04)	(0.79)	0.09	0.92	0.45
Less Distributions From:
Net Investment Income	(0.23)	(0.21)	(0.22)	(0.25)	(0.25)
Net Realized Gains	—	—	(0.01)	—	—
Total Distributions	(0.23)	(0.21)	(0.23)	(0.25)	(0.25)
Net Asset Value, End of Year	$8.81	$9.08	$10.08	$10.22	$9.55

Total Return(b)	(0.42)%	(8.02)%	0.83%	9.74%	4.84%
Net Assets, End of Year (000’s)	$550,087	$570,825	$623,556	$535,825	$544,092
Ratios to Average Net Assets
Gross Expense(c)	0.57%	0.56%	0.75%	0.82%	0.83%
Net Expense(c),(d)	0.43%	0.43%	0.47%	0.49%	0.49%
Net Investment Income	2.51%	1.79%	1.79%	2.40%	2.52%
Portfolio Turnover Rate	24%	26%	34%	46%	36%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

April 30, 2023 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	36

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MUNICIPAL BOND FUND

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
CLASS A

Net Asset Value, Beginning of Year	$12.12	$13.41	$12.72	$13.22	$12.78
Income (Loss) From Operations:
Net Investment Income(a)	0.22	0.19	0.20	0.25	0.26
Net Realized and Unrealized Gain (Loss)	0.13	(1.25)	0.70	(0.28)	0.44
Total Income (Loss) From Operations	0.35	(1.06)	0.90	(0.03)	0.70
Less Distributions From:
Net Investment Income	(0.22)	(0.19)	(0.21)	(0.25)	(0.26)
Net Realized Gains	—	(0.04)	—	(0.22)	—
Total Distributions	(0.22)	(0.23)	(0.21)	(0.47)	(0.26)
Net Asset Value, End of Year	$12.25	$12.12	$13.41	$12.72	$13.22

Total Return(b)	2.92%	(8.08)%	7.05%	(0.36)%	5.52%
Net Assets, End of Year (000’s)	$16,745	$17,942	$23,716	$24,052	$29,050
Ratios to Average Net Assets
Gross Expense(c)	1.11%	1.08%	1.10%	1.09%	1.10%
Net Expense(c),(d)	0.74%	0.74%	0.74%	0.74%	0.74%
Net Investment Income	1.81%	1.42%	1.53%	1.90%	1.99%
Portfolio Turnover Rate	28%	23%	24%	81%	83%
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
CLASS I

Net Asset Value, Beginning of Year	$12.13	$13.42	$12.73	$13.23	$12.79
Income (Loss) From Operations:
Net Investment Income(a)	0.25	0.22	0.24	0.29	0.29
Net Realized and Unrealized Gain (Loss)	0.13	(1.25)	0.69	(0.28)	0.44
Total Income (Loss) From Operations	0.38	(1.03)	0.93	0.01	0.73
Less Distributions From:
Net Investment Income	(0.25)	(0.22)	(0.24)	(0.29)	(0.29)
Net Realized Gains	—	(0.04)	—	(0.22)	—
Total Distributions	(0.25)	(0.26)	(0.24)	(0.51)	(0.29)
Net Asset Value, End of Year	$12.26	$12.13	$13.42	$12.73	$13.23

Total Return(b)	3.18%	(7.83)%	7.32%	(0.10)%	5.78%
Net Assets, End of Year (000’s)	$322,805	$303,707	$338,952	$316,617	$260,800
Ratios to Average Net Assets
Gross Expense(c)	0.61%	0.59%	0.79%	0.84%	0.85%
Net Expense(c),(d)	0.49%	0.49%	0.49%	0.49%	0.49%
Net Investment Income	2.06%	1.67%	1.78%	2.14%	2.24%
Portfolio Turnover Rate	28%	23%	24%	81%	83%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d) Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2023

37	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON NEW YORK MUNICIPAL BOND FUND

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
CLASS A

Net Asset Value, Beginning of Year	$9.71	$10.69	$10.20	$10.43	$10.18
Income (Loss) From Operations:
Net Investment Income(a)	0.15	0.13	0.14	0.15	0.15
Net Realized and Unrealized Gain (Loss)	0.12	(0.95)	0.51	(0.16)	0.36
Total Income (Loss) From Operations	0.27	(0.82)	0.65	(0.01)	0.51
Less Distributions From:
Net Investment Income	(0.15)	(0.13)	(0.14)	(0.15)	(0.15)
Net Realized Gains	—	(0.03)	(0.02)	(0.07)	(0.11)
Total Distributions	(0.15)	(0.16)	(0.16)	(0.22)	(0.26)
Net Asset Value, End of Year	$9.83	$9.71	$10.69	$10.20	$10.43

Total Return(b)	2.79%	(7.74)%	6.38%	(0.12)%	5.16%
Net Assets, End of Year (000’s)	$5,212	$5,536	$6,789	$7,251	$8,630
Ratios to Average Net Assets
Gross Expense(c)	1.53%	1.37%	1.34%	1.34%	1.33%
Net Expense(c),(d)	0.82%	0.82%	0.82%	0.82%	0.83%
Net Investment Income	1.52%	1.24%	1.31%	1.43%	1.50%
Portfolio Turnover Rate	6%	7%	14%	60%	45%
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
CLASS I

Net Asset Value, Beginning of Year	$9.72	$10.70	$10.20	$10.43	$10.19
Income (Loss) From Operations:
Net Investment Income(a)	0.17	0.16	0.16	0.18	0.18
Net Realized and Unrealized Gain (Loss)	0.12	(0.95)	0.53	(0.16)	0.35
Total Income (Loss) From Operations	0.29	(0.79)	0.69	0.02	0.53
Less Distributions From:
Net Investment Income	(0.17)	(0.16)	(0.17)	(0.18)	(0.18)
Net Realized Gains	—	(0.03)	(0.02)	(0.07)	(0.11)
Total Distributions	(0.17)	(0.19)	(0.19)	(0.25)	(0.29)
Net Asset Value, End of Year	$9.84	$9.72	$10.70	$10.20	$10.43

Total Return(b)	3.04%	(7.50)%	6.74%	0.13%	5.32%
Net Assets, End of Year (000’s)	$40,420	$47,950	$59,887	$54,979	$53,379
Ratios to Average Net Assets
Gross Expense(c)	1.03%	0.87%	1.03%	1.09%	1.09%
Net Expense(c),(d)	0.57%	0.57%	0.57%	0.57%	0.58%
Net Investment Income	1.77%	1.49%	1.55%	1.68%	1.76%
Portfolio Turnover Rate	6%	7%	14%	60%	45%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

April 30, 2023 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	38

Wilmington Funds

April 30, 2023

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 funds, 3 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 7 funds are presented in separate reports.

Fund	Investment Goal

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)(d)	The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

(d) Diversified

(n) Non-diversified

The Funds offer Class A and Class I shares. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value – The net asset value (‘‘NAV’’) per share for each class of a Fund is computed by dividing the total current value of the assets of the Fund, less its liabilities, attributable to the class by the total number of shares outstanding of the class at the time of such computation. The NAV per share for each class of a Fund is computed as of 4:00 p.m. (Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for regular trading.

Investment Valuation – The Board of Trustees (“Trustees”) has adopted Valuation Policies and Procedures (“Valuation Procedures”) and has delegated responsibilities to Wilmington Funds Management Corporation (“WFMC” or the “Advisor”), in its role as the Trust’s investment advisor, with respect to the valuation of the Funds’ investments. The Advisor, acting through its Pricing Committee, carries out all of the functions set forth below to determine fair value in good faith with respect to a Fund’s investments. The fair value of the Funds’ portfolio securities are determined as follows:

•	investments in open-end regulated investment companies are valued at NAV;

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value; and

•	for all other securities, at fair value as determined by the Advisor in accordance with the Valuation Procedures.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, investments in open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with the Valuation Procedures. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

ANNUAL REPORT / April 30, 2023

39	NOTES TO FINANCIAL STATEMENTS (continued)

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2023, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)

Broad Market Bond Fund
Bank of America Securities, Inc.	$3,253,982	$3,253,982	$—	$—
Citigroup Global Markets Ltd.	3,253,982	3,253,982	—	—
Deutsche Bank Securities, Inc.	3,199,947	3,199,947	—	—
HSBC Securities USA, Inc.	3,253,982	3,253,982	—	—
RBC Dominion Securities, Inc.	3,253,982	3,253,982	—	—

	$16,215,875	$16,215,875	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net exposure represents the receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Each Fund offers multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with the Valuation Procedures.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Funds. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The

April 30, 2023 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	40

Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Under the terms of the agreement, cash collateral received is invested in one or more approved investments. Investments purchased with cash collateral are presented on the Portfolios of Investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds.

At April 30, 2023, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Exposure(2)
Broad Market Bond Fund	$15,735,021	$15,735,021	$—

(1)

Collateral with a value of $16,215,875 has been received in connection with securities lending transactions. The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net exposure represents the receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

No provision for federal income taxes has been made, as it is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year all of its taxable income and realized gains.

Each Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the tax returns are filed. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the for the year ended April 30, 2023.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to paydown gains (losses) on mortgage-backed securities, premium amortization on callable debt securities and wash sales. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings and paid-in capital in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of April 30, 2023, the following reclassifications were made on the Statements of Assets and Liabilities for permanent differences:

Fund	Paid-in Capital	Distributable Earnings (Loss)
Broad Market Bond Fund	$24		$(24)

The tax character of distributions for the corresponding fiscal year ended April 30, were as follows:

Fund	Ordinary Income*	2023 Tax Exempt Income	Long-Term Capital Gains	Ordinary Income*	2022 Tax Exempt Income	Long-Term Capital Gains
Broad Market Bond Fund	$13,851,708	$ —	$—	$12,713,727	$ —	$ —
Municipal Bond Fund	292,933	6,162,595	—	2,730	5,883,155	950,222
New York Municipal Bond Fund	18,276	811,306	—	24,890	916,361	173,981

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

ANNUAL REPORT / April 30, 2023

41	NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)

Broad Market Bond Fund	$614,200,536	$1,378,634	$(51,080,783)	$(49,702,149)
Municipal Bond Fund	351,431,855	1,245,214	(13,962,212)	(12,716,998)
New York Municipal Bond Fund	47,171,371	64,970	(2,179,555)	(2,114,585)

As of April 30, 2023, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Other Timing Differences*	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals	Distributable Earnings

Broad Market Bond Fund	$838,074	$—	$—	$(695,012)	$(49,702,149)	$(3,992,052)	$—	$(53,551,139)
Municipal Bond Fund	—	470,711	—	(481,518)	(12,716,998)	(5,288,564)	—	(18,016,369)
New York Municipal Bond Fund	—	14,290	—	(14,491)	(2,114,585)	(289,547)	—	(2,404,333)

*	Other timing differences are comprised primarily of dividends payable to Fund shareholders, which for tax reporting purposes are not recognized until paid.

Capital loss carryforwards represent realized losses that may be carried forward for an unlimited period and applied against future capital gains for U.S. federal income tax purposes. Such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of April 30, 2023, character of capital loss carryforwards were as follows:

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards

Broad Market Bond Fund	$(1,755,876)	$(2,236,176)	$(3,992,052)
Municipal Bond Fund	(1,053,201)	(4,235,363)	(5,288,564)
New York Municipal Bond Fund	—	(289,547)	(289,547)

For the year ended April 30, 2023, the Funds did not utilize any capital loss carryforwards.

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – WFMC serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate

Broad Market Bond Fund	0.45%
Municipal Bond Fund	0.45%
New York Municipal Bond Fund	0.45%

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2023 so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

April 30, 2023 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	42

The contractual expense limitations are as follows:

	Current Contractual Expense Limitations

Fund	Class A	Class I

Broad Market Bond Fund	0.78%	0.43%
Municipal Bond Fund	0.74%	0.49%
New York Municipal Bond Fund	0.82%	0.57%

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. BNYM fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. WFMC fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2023, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2023, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received distribution services fees paid by the Funds as follows:

Fund	Distribution Fees from Class A

Broad Market Bond Fund	$ 78
Municipal Bond Fund	3,942
New York Municipal Bond Fund	65

Sales Charges – The Funds’ Class A shares bear front-end sales charges.

For the year ended April 30, 2023, M&T did not receive any sales charges on the sale of Class A shares.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of the Funds’ Class A shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts.

M&T has entered into a Shareholder Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of the Funds’ Class A shares. The Funds may reduce the maximum amount of shareholder service fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2023, M&T received shareholder service fees, net of waivers, paid by the Funds as follows:

Fund	Shareholder Services Fees

Broad Market Bond Fund	$31

ANNUAL REPORT / April 30, 2023

43	NOTES TO FINANCIAL STATEMENTS (continued)

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Trustees and Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and U.S. Government Securities, for the year ended April 30, 2023 were as follows:

Fund	Purchases	Sales
Broad Market Bond Fund	$ 50,830,244	$86,810,293
Municipal Bond Fund	108,107,868	86,271,670
New York Municipal Bond Fund	2,814,826	10,057,105

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2023 were as follows:

Fund	Purchases	Sales
Broad Market Bond Fund	$75,877,600	$50,423,509

6.	REORGANIZATION

At a meeting held on June 3, 2021, the Board of Trustees approved a Plan of Reorganization (the “Reorganization”) providing for: (i) the acquisition by the Wilmington Broad Market Bond Fund (the “Acquiring Fund”) of substantially all of the Assets of the Wilmington Intermediate-Term Bond Fund (the “Acquired Fund”), a series of the Trust, in exchange solely for Class A and Class I shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the distribution of the Acquiring Fund Shares to shareholders of the Acquired Fund holding the corresponding class of shares of the Acquired Fund; and (iv) the liquidation and dissolution of the Acquired Fund. The purpose of the transaction was to combine two funds managed by the Investment Advisor with comparable investment objectives and strategies.

The Reorganization was consummated through a tax-free exchange of shares as of the close of business on August 20, 2021. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and assets received and shares issued by the Acquiring Fund were recorded at net asset value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The cost, market value and unrealized appreciation of the investments of the Acquired Fund as of the close of business on August 20, 2021 were $25,615,221, $26,646,484 and $1,031,263, respectively.

The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization, as shown in the following table:

	Acquired Fund Net Assets	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Conversion Ratio
Class A	$ 1,020,482	105,144	98,320	0.93509
Class I	25,685,831	2,645,223	2,517,137	0.95158

The net assets of the Acquiring Fund before the Reorganization were $613,179,107. The net assets of the Acquiring Fund immediately following the Reorganization were $639,885,420.

April 30, 2023 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)	44

Assuming the Reorganization had been completed on May 1, 2021, the Acquiring Fund’s pro forma results of operations for the fiscal year ended April 30, 2022, would have been as follows:

Net investment income (loss)	$11,112,255
Net realized gain (loss) on investments	1,621,347
Net change in unrealized appreciation (depreciation)	(62,204,094)

Net increase (decrease) in net assets resulting from operations	$(49,470,492)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since the Reorganization was consummated on August 20, 2021.

7.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on a Fund and its investments.

The principal risks of investing in the Funds are described more fully in the Funds’ prospectus.

8.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

9.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM, which was renewed and became effective March 29, 2023. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the highest of (a) the federal funds effective rate for such day, (b) the Daily Simple Secured Overnight Financing Rate (SOFR) for such day plus 0.10%, or (c) zero percent. The LOC includes a commitment fee of 0.20% per annum on the daily unused portion. The LOC expires on March 27, 2024.

The Funds did not utilize the LOC during the year ended April 30, 2023.

10.	NEW REGULATORY PRONOUNCEMENTS

In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds. The rule and form amendments will require mutual funds to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The compliance date for the amendments is for shareholder reports filed with the SEC on or after July 24, 2024.

11.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

ANNUAL REPORT / April 30, 2023

45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund (three of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the four years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2023 and each of the financial highlights for each of the four years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended April 30, 2019 and the financial highlights for the year ended April 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 27, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 22, 2023

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

April 30, 2023 / ANNUAL REPORT

46

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 10 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Eric W. Taylor* Birth year: 1981 TRUSTEE Began serving: October 2022 PRESIDENT Began serving: August 2022

Principal Occupations: Executive Vice President, Head of Investment Implementation and Investment Advisor Services, Manufactures and Traders Trust Co. (August 2018—present).

Previous Positions: Director of Investment Planning and Portfolio Implementation (2017-2018); Regional Investment Advisory Lead and Regional Investment Implementation Officer (2013-2017); Senior Investment Advisory (2009-2013), Manufactures and Traders Trust Co.

Other Directorships Held: None

*         Eric W. Taylor is “interested” due to his current affiliation with Wilmington Trust, N.A., a subsidiary of M&T Bank Corporation and parent company of WFMC and WTIA, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Donald E. Foley Birth year: 1951 CHAIRMAN Began serving: January 2023 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (2014 to present); Trustee, 1290 Funds (2017 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (2012 to 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011).

Nicholas A. Giordano Birth year: 1943 TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (34 portfolios) (registered investment companies); Independence Blue Cross (1981 to 2021); IntriCon Corporation (body-worn products) (2001 to 2022).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17).

ANNUAL REPORT / April 30, 2023 (unaudited)

47	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Herspiegel Consulting LLC (pharmaceutical consulting) (12/20 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019);

Previous Positions: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (3/2020 to 11/2020); Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999); Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to present); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Senior Vice President, Wilmington Funds Management Corporation (2005 to present); Senior Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Kaushik Goswami Birth year: 1973 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER Began serving: October 2021

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Senior Vice President, M&T Bank.

Previous Positions: Vice President and Compliance Advisor, M&T Bank (2019-2021); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2015-2019).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Senior Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

April 30, 2023 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	48

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Senior Vice President and Assistant Secretary, Wilmington Funds; Wilmington Funds Management Corporation (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Senior Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1971 CHIEF EXECUTIVE OFFICER Began serving: June 2022

Principal Occupation: Managing Director, Fund Officers, ACA Group, previously Foreside Financial Group (2008 to present).

Previous Positions: Vice President, Co-Director, Financial Reporting, J.P. Morgan (2000 to 2008).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: October 2020

Principal Occupation: Senior Principal Consultant and Fund Principal Financial Officer, ACA Group, previously Foreside Financial Group (2020 to present).

Previous Positions: Partner, Ernst &Young LLP (2012 to 2020).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

ANNUAL REPORT / April 30, 2023 (unaudited)

49

Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 22, 2023, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP for the year of operation ending December 31, 2022. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third-party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third-party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended April 30, 2023. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

April 30, 2023 (unaudited) / ANNUAL REPORT

50

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Important information about the access and delivery of shareholder reports

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them. You will be notified by mail each time a report is posted on the Funds’ website and you will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive other communications electronically from the Fund by contacting your financial intermediary or, if you hold shares directly with the Fund, by calling 1-800-836-2211.

You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive paper reports will apply to all funds held directly with Wilmington Funds and may apply to all funds held with your financial intermediary.

ANNUAL REPORT / April 30, 2023 (unaudited)

51

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

March 1, 2023

The Wilmington Funds, their distributor, and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure. In accordance with current regulations, the Funds will: collect from customers only the non-public personal information needed to conduct the Funds’ business; insure the security and confidentiality of customer records and information; protect against unauthorized access to or use of customer records and information; protect against any anticipated threats or hazards to the security or integrity of customer records and information; and require companies that service the Funds to have an information security program in place that is reasonably designed to safeguard customer records and information.

Information Collected by the Funds

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security or taxpayer identification number, date of birth, assets, income, account balances, and investment activity.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence, and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting, or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and direct such third parties to only use your information for the purpose it was provided. We require these third parties to treat your personal information with the same high degree of confidentiality that we do.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information, and to have an information security program in place that is reasonably designed to safeguard customer records and information. We do not permit third parties to use that information for their own or any other purposes, or rent, sell, trade, or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third-party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

April 30, 2023 (unaudited) / ANNUAL REPORT

52

Employee Access to Information

Our Code of Ethics, which applies to all employees, restricts the use of customer information, and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

•	Information or data entered into a website will be retained.

•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit the Funds’ website, so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive information from the Funds by e-mail, it is our policy to include instructions in all e-mail messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mails on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to the Funds or its agents. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836- 2211.

What You Can Do

The safety and security of your Personal Information also depends on you. You are responsible for keeping your account information, such as your account number and login information for our website, confidential. For your protection, we recommend that you do not provide your account information, username, or password to anyone except a representative of the Funds as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement

The effective date of this Notice is March 1, 2023. We reserve the right to modify this Notice at any time. When it is revised, reviewed or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this Notice.

ANNUAL REPORT / April 30, 2023 (unaudited)

Investment Advisor	Distributor

Wilmington Funds Management Corp.

1100 North Market Street

9th Floor

Wilmington, DE 19890

Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

1100 North Market Street

9th Floor

Wilmington, DE 19890

Co-Administrator

Wilmington Funds Management Corp.

1100 North Market Street

9th Floor

Wilmington, DE 19890

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square

2001 Market Street, Suite 1800

Philadelphia, PA 19103

WT-AR-FI-0423

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

(b)	Not applicable

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(b)	There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c)	There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its code of ethics during the reporting period for this Form N-CSR.

(e)	Not Applicable

(f)(3)

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-836-2211, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Gregory P. Chandler, Donald E. Foley, Nicholas A. Giordano and Valerie J. Sill.

Item 4. Principal Accountant Fees and Services.

(a)

The Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended 2023 - $408,843

Fiscal year ended 2022 - $396,560

(b)

Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were as follows:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

Fiscal year ended 2023 - $90,778

Fiscal year ended 2022 - $131,920

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(d)

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were as follows:

Fiscal year ended 2023- $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre- approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)

The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant or to its accountant during the fiscal year in which the services are provided;

(2)

Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)

No services identified in items 4(b) through 4(d) were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for the fiscal years ended April 30, 2023 and 2022.

(f)	Not Applicable

(g)

Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant:

Fiscal year ended 2023 – $90,778

Fiscal year ended 2022 – $131,920

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)	There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Wilmington Funds

By (Signature and Title)*	/s/ Charles S. Todd
Charles S. Todd
(Principal Executive Officer)

Date: June 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Charles S. Todd
Charles S. Todd
(Principal Executive Officer)

Date: June 29, 2023

By (Signature and Title)*	/s/ Arthur W. Jasion
Arthur W. Jasion
(Principal Financial Officer)

Date: June 29, 2023

* Print the name and title of each signing officer under his or her signature.